UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-07736
Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(address of principal executive offices) (Zip code)
Abigail J. Murray, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant's telephone number, including area code:
303-333-3863
Date of fiscal year end:
12/31
Date of reporting period:
12/31/25
Item 1. Report to Stockholders.
(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Janus Henderson VIT Balanced Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Institutional Shares:JABLX
This annual shareholder report contains important information about the Janus Henderson VIT Balanced Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Balanced Portfolio (Institutional Shares/JABLX)	$67	0.62%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Balanced Portfolio Institutional Shares returned 15.11%. Its broad-based benchmarks, the S&P 500® Index, and the Bloomberg U.S. Aggregate Bond Index returned 17.88% and 7.30%, respectively. Its additional benchmark, the Balanced Index, returned 13.70%.
TOP CONTRIBUTORS TO PERFORMANCE
As equities outgained bonds, asset allocation positioning benefited relative performance versus the Balanced Index, with an overweight to equities and corresponding underweight to fixed income.
Relative to the S&P 500® Index, the portfolio’s equity allocation was overweight growthier sectors that outperformed the broader market, and underweight the consumer staples and real estate sectors, which lagged. Positive stock selection in financials, particularly in investment bank and wealth management holdings, also helped relative performance.
In the fixed income portion of the portfolio, security selection within investment-grade corporates and overweight allocations to non-agency mortgages, commercial mortgage-backed securities (CMBS), and high-yield corporate bonds aided results versus the Bloomberg US Aggregate Bond Index.
TOP DETRACTORS FROM PERFORMANCE
Within the portfolio’s equity allocation, an overweight to consumer discretionary stocks along with security selection in the sector hindered relative performance compared to the S&P 500 Index. Specifically, a position in Nike detracted. Positioning in the healthcare sector, including a holding in UnitedHealth Group, also weighed on relative results.
In the fixed income portion of the portfolio, an overweight allocation to asset-backed securities (ABS) combined with weak security selection in that market segment weighed on relative performance compared to the Bloomberg US Aggregate Bond Index.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Balanced Portfolio (Institutional Shares/JABLX)	15.11%	8.48%	10.14%
S&P 500® Index	17.88%	14.42%	14.82%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36)%	2.01%
Balanced Index	13.70%	7.95%	9.25%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
The Balanced Index is an internally-calculated, hypothetical combination of unmanaged indices. Prior to April 29, 2024, the Balanced Index reflects total returns of the S&P 500 Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%). Effective April 29, 2024, the Balanced Index reflects the total returns of the S&P 500 Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%).
Key Portfolio Statistics
Net assets	$9,423M
Number of portfolio holdings	728
Total investment advisory fee paid	$50.5M
Portfolio turnover rate	79%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
NVIDIA Corp	6.2
Microsoft Corp	5.0
Alphabet Inc - Class C	4.1
Apple Inc	3.2
Amazon.com Inc	3.2
Asset Allocation (% of net assets)
Common Stocks	64.5
Asset-Backed/Commercial Mortgage-Backed Securities	11.2
Corporate Bonds	9.1
Mortgage-Backed Securities	6.7
United States Treasury Notes/Bonds	6.4
Investment Companies	1.5
Bank Loans and Mezzanine Loans	0.9
Investments Purchased with Cash Collateral from Securities Lending	0.1
Other	(0.4)
Top 5 Country Allocations (% of investments)
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.

Janus Henderson VIT Balanced Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Service Shares
This annual shareholder report contains important information about the Janus Henderson VIT Balanced Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Balanced Portfolio (Service Shares)	$93	0.87%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Balanced Portfolio Service Shares returned 14.84%. Its broad-based benchmarks, the S&P 500® Index, and the Bloomberg U.S. Aggregate Bond Index returned 17.88% and 7.30%, respectively. Its additional benchmark, the Balanced Index, returned 13.70%.
TOP CONTRIBUTORS TO PERFORMANCE
As equities outgained bonds, asset allocation positioning benefited relative performance versus the Balanced Index, with an overweight to equities and corresponding underweight to fixed income.
Relative to the S&P 500® Index, the portfolio’s equity allocation was overweight growthier sectors that outperformed the broader market, and underweight the consumer staples and real estate sectors, which lagged. Positive stock selection in financials, particularly in investment bank and wealth management holdings, also helped relative performance.
In the fixed income portion of the portfolio, security selection within investment-grade corporates and overweight allocations to non-agency mortgages, commercial mortgage-backed securities (CMBS), and high-yield corporate bonds aided results versus the Bloomberg US Aggregate Bond Index.
TOP DETRACTORS FROM PERFORMANCE
Within the portfolio’s equity allocation, an overweight to consumer discretionary stocks along with security selection in the sector hindered relative performance compared to the S&P 500 Index. Specifically, a position in Nike detracted. Positioning in the healthcare sector, including a holding in UnitedHealth Group, also weighed on relative results.
In the fixed income portion of the portfolio, an overweight allocation to asset-backed securities (ABS) combined with weak security selection in that market segment weighed on relative performance compared to the Bloomberg US Aggregate Bond Index.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Balanced Portfolio (Service Shares)	14.84%	8.21%	9.86%
S&P 500® Index	17.88%	14.42%	14.82%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36)%	2.01%
Balanced Index	13.70%	7.95%	9.25%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
The Balanced Index is an internally-calculated, hypothetical combination of unmanaged indices. Prior to April 29, 2024, the Balanced Index reflects total returns of the S&P 500 Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%). Effective April 29, 2024, the Balanced Index reflects the total returns of the S&P 500 Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%).
Key Portfolio Statistics
Net assets	$9,423M
Number of portfolio holdings	728
Total investment advisory fee paid	$50.5M
Portfolio turnover rate	79%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
NVIDIA Corp	6.2
Microsoft Corp	5.0
Alphabet Inc - Class C	4.1
Apple Inc	3.2
Amazon.com Inc	3.2
Asset Allocation (% of net assets)
Common Stocks	64.5
Asset-Backed/Commercial Mortgage-Backed Securities	11.2
Corporate Bonds	9.1
Mortgage-Backed Securities	6.7
United States Treasury Notes/Bonds	6.4
Investment Companies	1.5
Bank Loans and Mezzanine Loans	0.9
Investments Purchased with Cash Collateral from Securities Lending	0.1
Other	(0.4)
Top 5 Country Allocations (% of investments)
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.
Janus Aspen Series
109-65-70908I 02-26

Janus Henderson VIT Enterprise Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Institutional Shares:JAAGX
This annual shareholder report contains important information about the Janus Henderson VIT Enterprise Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Enterprise Portfolio (Institutional Shares/JAAGX)	$75	0.72%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Enterprise Portfolio Institutional Shares returned 7.67%. Its broad-based benchmark, the Russell 3000® Index, returned 17.15%. Its performance benchmark, the Russell Midcap® Growth Index, returned 8.66%.
TOP CONTRIBUTORS TO PERFORMANCE
Investments in the consumer discretionary and consumer staples sectors contributed relative to the Russell Midcap® Growth Index, aided by stock selection.
Investor excitement around artificial intelligence (AI) and the resulting data-center buildout was a positive tailwind for several portfolio holdings. These included AppLovin, the developer and owner of a mobile marketing platform that utilizes AI to improve returns on ad spending. The company’s strong earnings performance gave investors increased confidence in its business model and growth.  Diversified electronics manufacturer Flex, another contributor, has become a critical enabler of the data-center buildout by producing customized power and cooling equipment. This business has generated strong profitability for the company.
TOP DETRACTORS FROM PERFORMANCE
Stock selection in the healthcare and real estate sectors detracted relative to the Russell Midcap Growth Index.
Relative performance was hindered by the portfolio’s lack of exposure to several mid-cap stocks that were strong performers for the Index. We avoided these stocks as we saw elevated risk around valuations or business fundamentals.
Among portfolio holdings, Constellation Software was a relative detractor. Constellation’s visionary founder and CEO announced his retirement due to health reasons, and uncertainty around this transition pressured the stock. Concerns about the impact of AI on competitive dynamics also pressured software stocks more broadly. Teleflex, another detractor, supplies medical devices used in diagnostic and surgical applications. While Teleflex has a track record of relatively stable growth, it experienced headwinds for its urology business that resulted in weaker-than-expected first-quarter results.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Enterprise Portfolio (Institutional Shares/JAAGX)	7.67%	7.62%	12.79%
Russell 3000® Index	17.15%	13.15%	14.29%
Russell Midcap® Growth Index	8.66%	6.65%	12.49%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
Key Portfolio Statistics
Net assets	$1,836M
Number of portfolio holdings	80
Total investment advisory fee paid	$11.4M
Portfolio turnover rate	21%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
AppLovin Corp - Class A	4.1
Flex Ltd	3.5
Ferguson Enterprises Inc	3.1
SS&C Technologies Holdings Inc	2.9
LPL Financial Holdings Inc	2.7
Asset Allocation (% of net assets)
Common Stocks	97.2
Investment Companies	2.9
Investments Purchased with Cash Collateral from Securities Lending	0.8
Other	(0.9)
Top 5 Country Allocations (% of investments)
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.

Janus Henderson VIT Enterprise Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Service Shares
This annual shareholder report contains important information about the Janus Henderson VIT Enterprise Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Enterprise Portfolio (Service Shares)	$101	0.97%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Enterprise Portfolio Service Shares returned 7.41%. Its broad-based benchmark, the Russell 3000® Index, returned 17.15%. Its performance benchmark, the Russell Midcap® Growth Index, returned 8.66%.
TOP CONTRIBUTORS TO PERFORMANCE
Investments in the consumer discretionary and consumer staples sectors contributed relative to the Russell Midcap® Growth Index, aided by stock selection.
Investor excitement around artificial intelligence (AI) and the resulting data-center buildout was a positive tailwind for several portfolio holdings. These included AppLovin, the developer and owner of a mobile marketing platform that utilizes AI to improve returns on ad spending. The company’s strong earnings performance gave investors increased confidence in its business model and growth.  Diversified electronics manufacturer Flex, another contributor, has become a critical enabler of the data-center buildout by producing customized power and cooling equipment. This business has generated strong profitability for the company.
TOP DETRACTORS FROM PERFORMANCE
Stock selection in the healthcare and real estate sectors detracted relative to the Russell Midcap Growth Index.
Relative performance was hindered by the portfolio’s lack of exposure to several mid-cap stocks that were strong performers for the Index. We avoided these stocks as we saw elevated risk around valuations or business fundamentals.
Among portfolio holdings, Constellation Software was a relative detractor. Constellation’s visionary founder and CEO announced his retirement due to health reasons, and uncertainty around this transition pressured the stock. Concerns about the impact of AI on competitive dynamics also pressured software stocks more broadly. Teleflex, another detractor, supplies medical devices used in diagnostic and surgical applications. While Teleflex has a track record of relatively stable growth, it experienced headwinds for its urology business that resulted in weaker-than-expected first-quarter results.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Enterprise Portfolio (Service Shares)	7.41%	7.35%	12.51%
Russell 3000® Index	17.15%	13.15%	14.29%
Russell Midcap® Growth Index	8.66%	6.65%	12.49%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
Key Portfolio Statistics
Net assets	$1,836M
Number of portfolio holdings	80
Total investment advisory fee paid	$11.4M
Portfolio turnover rate	21%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
AppLovin Corp - Class A	4.1
Flex Ltd	3.5
Ferguson Enterprises Inc	3.1
SS&C Technologies Holdings Inc	2.9
LPL Financial Holdings Inc	2.7
Asset Allocation (% of net assets)
Common Stocks	97.2
Investment Companies	2.9
Investments Purchased with Cash Collateral from Securities Lending	0.8
Other	(0.9)
Top 5 Country Allocations (% of investments)
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.
Janus Aspen Series
109-65-70909S 02-26

Janus Henderson VIT Flexible Bond Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Institutional Shares:JAFLX
This annual shareholder report contains important information about the Janus Henderson VIT Flexible Bond Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Flexible Bond Portfolio (Institutional Shares/JAFLX)	$59	0.57%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Flexible Bond Portfolio Institutional Shares returned 7.40%. Its broad-based benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 7.30%.
TOP CONTRIBUTORS TO PERFORMANCE
Our overweight allocation to credit-spread risk was the main contributor to relative performance versus the Bloomberg US Aggregate Bond Index, as spreads tightened over the review period, and we maintained a constructive outlook on the economy.
Specific contributors included overweight allocations to high-yield corporate bonds and loans, as well as security selection within investment-grade corporates and agency mortgage-backed securities (MBS).
Yield curve positioning contributed overall. Although policy rates and longer-maturity rates might stay higher than expected, at the close of the period under review, we favor an overweight to the short end of the curve as a hedge against potential economic weakening, given the Federal Reserve (Fed) could yet aggressively cut policy rates. This is paired with an underweight at the long end of the yield curve, in case term premiums rise due to potential concerns surrounding Fed independence and continued fiscal deficit spending.
TOP DETRACTORS FROM PERFORMANCE
Our exposure to asset-backed securities (ABS) detracted as auto ABS lagged in the second half of the year due to the high-profile idiosyncratic bankruptcies of Tricolor Auto and First Brands Group.
Overweight allocations to the technology and banking sectors detracted from relative performance.
Our underweight allocation to agency MBS detracted, as agency MBS outperformed most other fixed income sectors and recorded its best calendar year of returns since 2002.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Flexible Bond Portfolio (Institutional Shares/JAFLX)	7.40%	(0.23)%	2.32%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36)%	2.01%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. For certain periods, the Portfolio’s performance may reflect the effects of expense waivers.
Key Portfolio Statistics
Net assets	$627M
Number of portfolio holdings	634
Total investment advisory fee paid	$2.7M
Portfolio turnover rate	177%
Weighted average maturity	6.5 Years
Effective duration	5.9 Years
What did the Portfolio invest in?
   Asset Allocation (% of net assets)
Asset-Backed/Commercial Mortgage-Backed Securities	32.5
Corporate Bonds	22.1
Mortgage-Backed Securities	19.3
United States Treasury Notes/Bonds	18.8
Investment Companies	5.1
Bank Loans and Mezzanine Loans	3.6
Foreign Government Bonds	0.1
Investments Purchased with Cash Collateral from Securities Lending	0.1
Other	(1.6)
Ratings Summary (% of net assets)†
Aaa	19.2
Aa	40.5
A	7.4
Baa	10.7
Ba	11.4
B	2.9
Not Rated	6.2
Other	1.7
Top 5 Areas of Investment (% of net assets)
†The credit rating displayed is determined based on the availability of ratings from specific agencies. If Moody's, S&P, and Fitch all provide ratings, the middle rating of the three is shown. If only two of these agencies provide ratings, the more conservative (lower) rating is displayed. Should only one of these agencies offer a rating, that rating alone is used. In cases where none of the primary agencies (Moody's, S&P, Fitch) provide a rating, ratings from secondary agencies KBRA or DBRS are considered. If both secondary agencies provide ratings, the more conservative of the two is shown. If only one secondary agency provides a rating, that rating is displayed.
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.

Janus Henderson VIT Flexible Bond Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Service Shares
This annual shareholder report contains important information about the Janus Henderson VIT Flexible Bond Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Flexible Bond Portfolio (Service Shares)	$85	0.82%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Flexible Bond Portfolio Service Shares returned 7.22%. Its broad-based benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 7.30%.
TOP CONTRIBUTORS TO PERFORMANCE
Our overweight allocation to credit-spread risk was the main contributor to relative performance versus the Bloomberg US Aggregate Bond Index, as spreads tightened over the review period, and we maintained a constructive outlook on the economy.
Specific contributors included overweight allocations to high-yield corporate bonds and loans, as well as security selection within investment-grade corporates and agency mortgage-backed securities (MBS).
Yield curve positioning contributed overall. Although policy rates and longer-maturity rates might stay higher than expected, at the close of the period under review, we favor an overweight to the short end of the curve as a hedge against potential economic weakening, given the Federal Reserve (Fed) could yet aggressively cut policy rates. This is paired with an underweight at the long end of the yield curve, in case term premiums rise due to potential concerns surrounding Fed independence and continued fiscal deficit spending.
TOP DETRACTORS FROM PERFORMANCE
Our exposure to asset-backed securities (ABS) detracted as auto ABS lagged in the second half of the year due to the high-profile idiosyncratic bankruptcies of Tricolor Auto and First Brands Group.
Overweight allocations to the technology and banking sectors detracted from relative performance.
Our underweight allocation to agency MBS detracted, as agency MBS outperformed most other fixed income sectors and recorded its best calendar year of returns since 2002.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Flexible Bond Portfolio (Service Shares)	7.22%	(0.47)%	2.07%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36)%	2.01%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. For certain periods, the Portfolio’s performance may reflect the effects of expense waivers.
Key Portfolio Statistics
Net assets	$627M
Number of portfolio holdings	634
Total investment advisory fee paid	$2.7M
Portfolio turnover rate	177%
Weighted average maturity	6.5 Years
Effective duration	5.9 Years
What did the Portfolio invest in?
   Asset Allocation (% of net assets)
Asset-Backed/Commercial Mortgage-Backed Securities	32.5
Corporate Bonds	22.1
Mortgage-Backed Securities	19.3
United States Treasury Notes/Bonds	18.8
Investment Companies	5.1
Bank Loans and Mezzanine Loans	3.6
Foreign Government Bonds	0.1
Investments Purchased with Cash Collateral from Securities Lending	0.1
Other	(1.6)
Ratings Summary (% of net assets)†
Aaa	19.2
Aa	40.5
A	7.4
Baa	10.7
Ba	11.4
B	2.9
Not Rated	6.2
Other	1.7
Top 5 Areas of Investment (% of net assets)
†The credit rating displayed is determined based on the availability of ratings from specific agencies. If Moody's, S&P, and Fitch all provide ratings, the middle rating of the three is shown. If only two of these agencies provide ratings, the more conservative (lower) rating is displayed. Should only one of these agencies offer a rating, that rating alone is used. In cases where none of the primary agencies (Moody's, S&P, Fitch) provide a rating, ratings from secondary agencies KBRA or DBRS are considered. If both secondary agencies provide ratings, the more conservative of the two is shown. If only one secondary agency provides a rating, that rating is displayed.
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.
Janus Aspen Series
109-65-70910I 02-26

Janus Henderson VIT Forty Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Institutional Shares:JACAX
This annual shareholder report contains important information about the Janus Henderson VIT Forty Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Forty Portfolio (Institutional Shares/JACAX)	$68	0.62%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Forty Portfolio Institutional Shares returned 18.14%. Its broad-based benchmark, the Russell 1000® Index, returned 17.37%. Its performance benchmark, the Russell 1000® Growth Index, returned 18.56%. Its additional benchmark, the S&P 500® Index, returned 17.88%.
TOP CONTRIBUTORS TO PERFORMANCE
Stock selection in the industrials and consumer staples sectors contributed relative to the Russell 1000® Growth Index.
Howmet Aerospace was a positive contributor. The specialized aircraft components reported robust earnings growth, aided by its expanded market share and a recovery in the broader aerospace industry.
Taiwan Semiconductor Manufacturing Company, another contributor, is a leading supplier of graphic processing units. The company has experienced strong orders growth to support the deployment of artificial intelligence (AI) infrastructure.
Increased spending on AI also was a strong driver of share price performance for semiconductor company Broadcom, a leader in custom silicon development. It was another notable contributor to relative performance.
TOP DETRACTORS FROM PERFORMANCE
Investments in the consumer discretionary and healthcare sectors detracted relative to the Russell 1000 Growth Index, due in part to stock selection.
Semiconductor company Marvell Technology was a detractor from relative performance. While Marvell has been a beneficiary of AI-related spending, weaker-than-expected data-center revenues hurt its financial performance. Given the lack of earnings visibility for the company, we exited the position.
UnitedHealth Group was another relative detractor, as unexpectedly high medical costs and stronger-than-anticipated Medicare Advantage demand pressured earnings growth. We trimmed the position, and we continue to monitor company fundamentals.
Eaton, another detractor, provides power management solutions for data centers and other industries. The stock declined as production bottlenecks resulted in slower-than-expected revenue growth. We see this as a short-term issue and remain invested.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Forty Portfolio (Institutional Shares/JACAX)	18.14%	11.65%	16.24%
Russell 1000® Index	17.37%	13.59%	14.59%
Russell 1000® Growth Index	18.56%	15.32%	18.13%
S&P 500® Index	17.88%	14.42%	14.82%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
Key Portfolio Statistics
Net assets	$981M
Number of portfolio holdings	32
Total investment advisory fee paid	$6.4M
Portfolio turnover rate	30%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
NVIDIA Corp	11.6
Microsoft Corp	9.4
Amazon.com Inc	8.4
Broadcom Inc	6.4
Apple Inc	5.7
Asset Allocation (% of net assets)
Common Stocks	99.8
Investment Companies	0.3
Other	(0.1)
Country Allocations (% of investments)
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.

Janus Henderson VIT Forty Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Service Shares
This annual shareholder report contains important information about the Janus Henderson VIT Forty Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Forty Portfolio (Service Shares)	$95	0.87%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Forty Portfolio Service Shares returned 17.86%. Its broad-based benchmark, the Russell 1000® Index, returned 17.37%. Its performance benchmark, the Russell 1000® Growth Index, returned 18.56%. Its additional benchmark, the S&P 500® Index, returned 17.88%.
TOP CONTRIBUTORS TO PERFORMANCE
Stock selection in the industrials and consumer staples sectors contributed relative to the Russell 1000® Growth Index.
Howmet Aerospace was a positive contributor. The specialized aircraft components reported robust earnings growth, aided by its expanded market share and a recovery in the broader aerospace industry.
Taiwan Semiconductor Manufacturing Company, another contributor, is a leading supplier of graphic processing units. The company has experienced strong orders growth to support the deployment of artificial intelligence (AI) infrastructure.
Increased spending on AI also was a strong driver of share price performance for semiconductor company Broadcom, a leader in custom silicon development. It was another notable contributor to relative performance.
TOP DETRACTORS FROM PERFORMANCE
Investments in the consumer discretionary and healthcare sectors detracted relative to the Russell 1000 Growth Index, due in part to stock selection.
Semiconductor company Marvell Technology was a detractor from relative performance. While Marvell has been a beneficiary of AI-related spending, weaker-than-expected data-center revenues hurt its financial performance. Given the lack of earnings visibility for the company, we exited the position.
UnitedHealth Group was another relative detractor, as unexpectedly high medical costs and stronger-than-anticipated Medicare Advantage demand pressured earnings growth. We trimmed the position, and we continue to monitor company fundamentals.
Eaton, another detractor, provides power management solutions for data centers and other industries. The stock declined as production bottlenecks resulted in slower-than-expected revenue growth. We see this as a short-term issue and remain invested.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Forty Portfolio (Service Shares)	17.86%	11.37%	15.96%
Russell 1000® Index	17.37%	13.59%	14.59%
Russell 1000® Growth Index	18.56%	15.32%	18.13%
S&P 500® Index	17.88%	14.42%	14.82%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
Key Portfolio Statistics
Net assets	$981M
Number of portfolio holdings	32
Total investment advisory fee paid	$6.4M
Portfolio turnover rate	30%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
NVIDIA Corp	11.6
Microsoft Corp	9.4
Amazon.com Inc	8.4
Broadcom Inc	6.4
Apple Inc	5.7
Asset Allocation (% of net assets)
Common Stocks	99.8
Investment Companies	0.3
Other	(0.1)
Country Allocations (% of investments)
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.
Janus Aspen Series
109-65-70911S 02-26

Janus Henderson VIT Global Research Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Institutional Shares:JAWGX
This annual shareholder report contains important information about the Janus Henderson VIT Global Research Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
This report describes changes to the Portfolio that occurred during the reporting period.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Global Research Portfolio (Institutional Shares/JAWGX)	$91	0.82%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Global Research Portfolio Institutional Shares returned 20.92%. Its broad-based benchmark, the MSCI World IndexSM, returned 21.09%. Its additional benchmark, the MSCI All Country World IndexSM, returned 22.34%.
TOP CONTRIBUTORS TO PERFORMANCE
Stock selection in the financials and industrials sector contributed relative to the MSCI World IndexSM. Positive contributors to relative performance included several European banks, including Italy’s UniCredit and Austria’s Erste Bank Group. These banks have delivered robust earnings performance and high asset quality. Investor sentiment toward the stocks also benefited from expectations that European authorities may relax banking regulations.
UK-based military contractor BAE Systems was another relative contributor, supported by its strong earnings growth and large orders backlog. The stock received added attention from investors after North Atlantic Treaty Organization (NATO) member countries agreed to increase the percentage of gross domestic product (GDP) they spend on defense.
TOP DETRACTORS FROM PERFORMANCE
Stock selection in the communications services and materials sectors detracted relative to the MSCI World Index.
Oracle was a relative detractor. The technology company has emerged as a leading player in the artificial intelligence (AI) market, signing multibillion-dollar contracts with leading AI partners. However, the stock declined on concerns about Oracle’s ability to fund its ambitious infrastructure buildout. We have seen a positive balance of reward and risk for the company and remain invested.
Multinational beverage company Constellation Brands was another relative detractor. The company experienced slower beer and spirits sales that pressured its earnings growth. We trimmed the position and continue to monitor business fundamentals.
T-Mobile US also was a relative detractor. While the wireless communications services provider reported solid earnings performance, investors worried about competitive pressures and the pace of planned capital expenditures.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Global Research Portfolio (Institutional Shares/JAWGX)	20.92%	12.51%	12.93%
MSCI World IndexSM	21.09%	12.15%	12.17%
MSCI All Country World IndexSM	22.34%	11.19%	11.72%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
Key Portfolio Statistics
Net assets	$1,042M
Number of portfolio holdings	121
Total investment advisory fee paid	$7.1M
Portfolio turnover rate	31%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
NVIDIA Corp	7.0
Microsoft Corp	4.9
Alphabet Inc - Class C	4.7
Amazon.com Inc	3.0
Broadcom Inc	2.9
Asset Allocation (% of net assets)
Common Stocks	100.0
Investment Companies	0.0
Other	0.0
Top 5 Country Allocations (% of investments)
What material changes have occurred since the beginning of the fiscal year?
This is a summary of certain changes of the Portfolio since December 31, 2024.
The Portfolio’s net expense ratio materially changed from the prior fiscal year due to an increase in the Portfolio’s advisory fee rate, which adjusts up or down based on the Portfolio’s performance relative to the MSCI World IndexSM.
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.

Janus Henderson VIT Global Research Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Service Shares
This annual shareholder report contains important information about the Janus Henderson VIT Global Research Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
This report describes changes to the Portfolio that occurred during the reporting period.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Global Research Portfolio (Service Shares)	$118	1.07%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Global Research Portfolio Service Shares returned 20.62%. Its broad-based benchmark, the MSCI World IndexSM, returned 21.09%. Its additional benchmark, the MSCI All Country World IndexSM, returned 22.34%.
TOP CONTRIBUTORS TO PERFORMANCE
Stock selection in the financials and industrials sector contributed relative to the MSCI World IndexSM. Positive contributors to relative performance included several European banks, including Italy’s UniCredit and Austria’s Erste Bank Group. These banks have delivered robust earnings performance and high asset quality. Investor sentiment toward the stocks also benefited from expectations that European authorities may relax banking regulations.
UK-based military contractor BAE Systems was another relative contributor, supported by its strong earnings growth and large orders backlog. The stock received added attention from investors after North Atlantic Treaty Organization (NATO) member countries agreed to increase the percentage of gross domestic product (GDP) they spend on defense.
TOP DETRACTORS FROM PERFORMANCE
Stock selection in the communications services and materials sectors detracted relative to the MSCI World Index.
Oracle was a relative detractor. The technology company has emerged as a leading player in the artificial intelligence (AI) market, signing multibillion-dollar contracts with leading AI partners. However, the stock declined on concerns about Oracle’s ability to fund its ambitious infrastructure buildout. We have seen a positive balance of reward and risk for the company and remain invested.
Multinational beverage company Constellation Brands was another relative detractor. The company experienced slower beer and spirits sales that pressured its earnings growth. We trimmed the position and continue to monitor business fundamentals.
T-Mobile US also was a relative detractor. While the wireless communications services provider reported solid earnings performance, investors worried about competitive pressures and the pace of planned capital expenditures.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Global Research Portfolio (Service Shares)	20.62%	12.23%	12.64%
MSCI World IndexSM	21.09%	12.15%	12.17%
MSCI All Country World IndexSM	22.34%	11.19%	11.72%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
Key Portfolio Statistics
Net assets	$1,042M
Number of portfolio holdings	121
Total investment advisory fee paid	$7.1M
Portfolio turnover rate	31%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
NVIDIA Corp	7.0
Microsoft Corp	4.9
Alphabet Inc - Class C	4.7
Amazon.com Inc	3.0
Broadcom Inc	2.9
Asset Allocation (% of net assets)
Common Stocks	100.0
Investment Companies	0.0
Other	0.0
Top 5 Country Allocations (% of investments)
What material changes have occurred since the beginning of the fiscal year?
This is a summary of certain changes of the Portfolio since December 31, 2024.
The Portfolio’s net expense ratio materially changed from the prior fiscal year due to an increase in the Portfolio’s advisory fee rate, which adjusts up or down based on the Portfolio’s performance relative to the MSCI World IndexSM.
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.
Janus Aspen Series
109-65-70912I 02-26

Janus Henderson VIT Global Sustainable Equity Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Institutional Shares:JHISX
This annual shareholder report contains important information about the Janus Henderson VIT Global Sustainable Equity Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
This report describes changes to the Portfolio that occurred during the reporting period.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Global Sustainable Equity Portfolio (Institutional Shares/JHISX)	$84	0.77%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Global Sustainable Equity Portfolio Institutional Shares returned 17.46%. Its broad-based benchmark, the MSCI World IndexSM, returned 21.09%.
TOP CONTRIBUTORS TO PERFORMANCE
Stock selection in the healthcare and information technology sectors contributed relative to the MSCI World IndexSM.
Individual contributors included Prysmian, a leading global provider of cable and energy transmission solutions. The company delivered improved financial performance, supported by strong secular trends in renewable energy, electrification, and grid modernization.
Relative performance also benefited from a position in Nextpower (formerly known as Nextracker), a provider of solar tracking technology and a full-service energy platform. The company has strengthened its competitive positioning and grown its backlog, leading to increased earnings visibility.
Taiwan Semiconductor Manufacturing Company, another contributor, is a leading supplier of graphic processing units. The company has continued to see strong orders and earnings growth as hyperscalers have expanded their spending on artificial intelligence (AI) infrastructure.
TOP DETRACTORS FROM PERFORMANCE
Stock selection in the financials and communication services sectors detracted relative to the MSCI World Index.
Relative detractors included Arthur J. Gallagher. Shares of the insurer underperformed as investors moved away from perceived defensive stocks. Weaker-than-expected results from Gallagher’s brokerage business also led to growth concerns.
Wolters Kluwer, another detractor, provides information technology solutions to the health, tax and accounting, and finance industries, among others. Shares declined on concerns over potential AI-driven competition to software providers. The company has been investing in its own AI products.
ICON, another detractor, is a multinational provider of outsourced drug and medical device development and clinical testing services. Shares declined amid concerns around biotechnology research spending.
Total return based on a $10,000 investment
January 26, 2022, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception
Janus Henderson VIT Global Sustainable Equity Portfolio (Institutional Shares/JHISX)	17.46%	8.46%
MSCI World IndexSM	21.09%	12.32%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. For certain periods, the Portfolio’s performance may reflect the effects of expense waivers.
Key Portfolio Statistics
Net assets	$14M
Number of portfolio holdings	54
Total investment advisory fee paid	$0.0M
Portfolio turnover rate	66%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
NVIDIA Corp	7.1
Microsoft Corp	6.6
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	4.0
McKesson Corp	3.7
AIA Group Ltd	3.4
Asset Allocation (% of net assets)
Common Stocks	98.4
Investment Companies	2.5
Other	(0.9)
Top 5 Country Allocations (% of investments)
What material changes have occurred since the beginning of the fiscal year?
This is a summary of certain changes of the Portfolio since December 31, 2024.
Effective April 30, 2025, the Portfolio’s contractual limit on total annual operating expense changed from 0.80% to 0.68%. The cap excludes shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses.
Effective January 28, 2026, the Portfolio’s emerging markets investment limit increased from 5% to 10% of its net assets.
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.

Janus Henderson VIT Global Sustainable Equity Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Service Shares
This annual shareholder report contains important information about the Janus Henderson VIT Global Sustainable Equity Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
This report describes changes to the Portfolio that occurred during the reporting period.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Global Sustainable Equity Portfolio (Service Shares)	$95	0.87%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Global Sustainable Equity Portfolio Service Shares returned 17.26%. Its broad-based benchmark, the MSCI World IndexSM, returned 21.09%.
TOP CONTRIBUTORS TO PERFORMANCE
Stock selection in the healthcare and information technology sectors contributed relative to the MSCI World IndexSM.
Individual contributors included Prysmian, a leading global provider of cable and energy transmission solutions. The company delivered improved financial performance, supported by strong secular trends in renewable energy, electrification, and grid modernization.
Relative performance also benefited from a position in Nextpower (formerly known as Nextracker), a provider of solar tracking technology and a full-service energy platform. The company has strengthened its competitive positioning and grown its backlog, leading to increased earnings visibility.
Taiwan Semiconductor Manufacturing Company, another contributor, is a leading supplier of graphic processing units. The company has continued to see strong orders and earnings growth as hyperscalers have expanded their spending on artificial intelligence (AI) infrastructure.
TOP DETRACTORS FROM PERFORMANCE
Stock selection in the financials and communication services sectors detracted relative to the MSCI World Index.
Relative detractors included Arthur J. Gallagher. Shares of the insurer underperformed as investors moved away from perceived defensive stocks. Weaker-than-expected results from Gallagher’s brokerage business also led to growth concerns.
Wolters Kluwer, another detractor, provides information technology solutions to the health, tax and accounting, and finance industries, among others. Shares declined on concerns over potential AI-driven competition to software providers. The company has been investing in its own AI products.
ICON, another detractor, is a multinational provider of outsourced drug and medical device development and clinical testing services. Shares declined amid concerns around biotechnology research spending.
Total return based on a $10,000 investment
January 26, 2022, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception
Janus Henderson VIT Global Sustainable Equity Portfolio (Service Shares)	17.26%	8.39%
MSCI World IndexSM	21.09%	12.32%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. For certain periods, the Portfolio’s performance may reflect the effects of expense waivers.
Key Portfolio Statistics
Net assets	$14M
Number of portfolio holdings	54
Total investment advisory fee paid	$0.0M
Portfolio turnover rate	66%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
NVIDIA Corp	7.1
Microsoft Corp	6.6
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	4.0
McKesson Corp	3.7
AIA Group Ltd	3.4
Asset Allocation (% of net assets)
Common Stocks	98.4
Investment Companies	2.5
Other	(0.9)
Top 5 Country Allocations (% of investments)
What material changes have occurred since the beginning of the fiscal year?
This is a summary of certain changes of the Portfolio since December 31, 2024.
Effective April 30, 2025, the Portfolio’s contractual limit on total annual operating expense changed from 0.80% to 0.68%. The cap excludes the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses.
Effective January 28, 2026, the Portfolio’s emerging markets investment limit increased from 5% to 10% of its net assets.
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.
Janus Aspen Series
109-65-70913S 02-26

Janus Henderson VIT Global Technology and Innovation Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Institutional Shares:JGLTX
This annual shareholder report contains important information about the Janus Henderson VIT Global Technology and Innovation Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
This report describes changes to the Portfolio that occurred during the reporting period.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Global Technology and Innovation Portfolio (Institutional Shares/JGLTX)	$82	0.73%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Global Technology and Innovation Portfolio Institutional Shares returned 25.15%. Its broad-based benchmark, the S&P 500® Index, returned 17.88%. Its additional benchmark, the MSCI All Country World Information Technology IndexSM, returned 26.37%.
TOP CONTRIBUTORS TO PERFORMANCE
The portfolio’s underweight position in Apple contributed relative to the MSCI All Country World Information Technology Index. Apple was a notable detractor from Index returns, as concerns about the company’s artificial intelligence (AI) strategy pressured the stock. While Apple has positioned itself as a gateway to AI for its large customer base, investors worried that its lack of produced AI platforms would prove a competitive liability. Investors were also concerned about the company’s tariff risk and exposure to China.
An overweight position in Taiwan Semiconductor Manufacturing Company also contributed. The company has continued to see strong orders and earnings growth, as hyperscalers have expanded their spending on AI infrastructure.
TOP DETRACTORS FROM PERFORMANCE
An out-of-benchmark position in hyperscaler Amazon detracted relative to the the MSCI ACWI Information Technology Index. The stock unperformed as investors worried whether the company’s AI offerings would be as securely advantaged as its legacy cloud business. We believe that any softness in bookings could be an issue of capacity rather than waning demand.
Oracle was another relative detractor. The technology company has emerged as a leading player in the AI market, signing multibillion-dollar contracts with leading AI partners. However, the stock declined because of concerns about Oracle’s ability to fund its ambitious infrastructure buildout. We have seen a positive balance of reward and risk for the company, and we remain invested.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Global Technology and Innovation Portfolio (Institutional Shares/JGLTX)	25.15%	13.71%	21.48%
S&P 500® Index	17.88%	14.42%	14.82%
MSCI All Country World Information Technology IndexSM	26.37%	17.13%	21.59%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. For certain periods, the Portfolio’s performance may reflect the effects of expense waivers.
Key Portfolio Statistics
Net assets	$1,401M
Number of portfolio holdings	49
Total investment advisory fee paid	$8.1M
Portfolio turnover rate	50%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
NVIDIA Corp	15.4
Taiwan Semiconductor Manufacturing Co Ltd	12.7
Microsoft Corp	11.1
Broadcom Inc	6.5
Apple Inc	5.0
Asset Allocation (% of net assets)
Common Stocks	98.6
Investment Companies	1.3
Investments Purchased with Cash Collateral from Securities Lending	0.7
Private Placements	0.1
Warrants	0.0
Other	(0.7)
Top 5 Country Allocations (% of investments)
What material changes have occurred since the beginning of the fiscal year?
This is a summary of certain changes of the Portfolio since December 31, 2024.
Effective April 30, 2025, the Portfolio’s contractual limit on total annual operating expense changed from 0.95% to 0.88%. The cap excludes shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses.
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.

Janus Henderson VIT Global Technology and Innovation Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Service Shares
This annual shareholder report contains important information about the Janus Henderson VIT Global Technology and Innovation Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
This report describes changes to the Portfolio that occurred during the reporting period.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Global Technology and Innovation Portfolio (Service Shares)	$109	0.97%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Global Technology and Innovation Portfolio Service Shares returned 24.84%. Its broad-based benchmark, the S&P 500® Index, returned 17.88%. Its additional benchmark, the MSCI All Country World Information Technology IndexSM, returned 26.37%.
TOP CONTRIBUTORS TO PERFORMANCE
The portfolio’s underweight position in Apple contributed relative to the MSCI All Country World Information Technology Index. Apple was a notable detractor from Index returns, as concerns about the company’s artificial intelligence (AI) strategy pressured the stock. While Apple has positioned itself as a gateway to AI for its large customer base, investors worried that its lack of produced AI platforms would prove a competitive liability. Investors were also concerned about the company’s tariff risk and exposure to China.
An overweight position in Taiwan Semiconductor Manufacturing Company also contributed. The company has continued to see strong orders and earnings growth, as hyperscalers have expanded their spending on AI infrastructure.
TOP DETRACTORS FROM PERFORMANCE
An out-of-benchmark position in hyperscaler Amazon detracted relative to the the MSCI ACWI Information Technology Index. The stock unperformed as investors worried whether the company’s AI offerings would be as securely advantaged as its legacy cloud business. We believe that any softness in bookings could be an issue of capacity rather than waning demand.
Oracle was another relative detractor. The technology company has emerged as a leading player in the AI market, signing multibillion-dollar contracts with leading AI partners. However, the stock declined because of concerns about Oracle’s ability to fund its ambitious infrastructure buildout. We have seen a positive balance of reward and risk for the company, and we remain invested.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Global Technology and Innovation Portfolio (Service Shares)	24.84%	13.44%	21.18%
S&P 500® Index	17.88%	14.42%	14.82%
MSCI All Country World Information Technology IndexSM	26.37%	17.13%	21.59%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. For certain periods, the Portfolio’s performance may reflect the effects of expense waivers.
Key Portfolio Statistics
Net assets	$1,401M
Number of portfolio holdings	49
Total investment advisory fee paid	$8.1M
Portfolio turnover rate	50%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
NVIDIA Corp	15.4
Taiwan Semiconductor Manufacturing Co Ltd	12.7
Microsoft Corp	11.1
Broadcom Inc	6.5
Apple Inc	5.0
Asset Allocation (% of net assets)
Common Stocks	98.6
Investment Companies	1.3
Investments Purchased with Cash Collateral from Securities Lending	0.7
Private Placements	0.1
Warrants	0.0
Other	(0.7)
Top 5 Country Allocations (% of investments)
What material changes have occurred since the beginning of the fiscal year?
This is a summary of certain changes of the Portfolio since December 31, 2024.
Effective April 30, 2025, the Portfolio’s contractual limit on total annual operating expense changed from 0.95% to 0.88%. The cap excludes the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses.
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.
Janus Aspen Series
109-65-70914I 02-26

Janus Henderson VIT Mid Cap Value Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Institutional Shares:JAMVX
This annual shareholder report contains important information about the Janus Henderson VIT Mid Cap Value Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
This report describes changes to the Portfolio that occurred during the reporting period.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Mid Cap Value Portfolio (Institutional Shares/JAMVX)	$86	0.83%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Mid Cap Value Portfolio Institutional Shares returned 6.50%. Its broad-based benchmark, the Russell 3000® Index, returned 17.15%. Its performance benchmark, the Russell Midcap® Value Index, returned 11.05%.
TOP CONTRIBUTORS TO PERFORMANCE
Stock selection in the real estate and communication services sectors contributed relative to the Russell Midcap® Value Index.
Relative performance benefited from a position in BWX Technologies, the sole supplier of nuclear power systems to the U.S. Navy. The stock rose on expectations for increased military spending and the potential demand for small-scale nuclear facilities to power data centers.
Fabrinet, another contributor, makes optical packaging and precision equipment used in chip production. It has experienced strong demand, fueled by the buildout of the artificial intelligence (AI) ecosystem.
Casey’s General Stores, another contributor, owns a growing network of gas stations and convenience stores in smaller communities. It has established a strong competitive footprint, supporting its earnings growth.
TOP DETRACTORS FROM PERFORMANCE
Stock selection in the information technology and financials sectors detracted relative to the Russell Midcap Value Index.
Our focus on high-quality value companies led to relative under performance, as we lacked exposure to the lower-quality stocks that outperformed during periods of more speculative investor behavior in 2025.
Among portfolio holdings, Bath & Body Works was a prominent detractor. The specialty retailer reported disappointing revenue growth and reduced guidance, reflecting operational issues and more cautious consumer spending. Worries over a potential slowdown in consumer spending also pressured shares of frozen french-fry supplier Lamb Weston Holdings, another detractor.
Westlake also was a detractor. This low-cost supplier of petrochemicals, polyvinyl chloride (PVC) pipe, and other residential building products faced earnings headwinds, as higher raw material costs pressured margins.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Mid Cap Value Portfolio (Institutional Shares/JAMVX)	6.50%	8.69%	8.66%
Russell 3000® Index	17.15%	13.15%	14.29%
Russell Midcap® Value Index	11.05%	9.83%	9.78%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. For certain periods, the Portfolio’s performance may reflect the effects of expense waivers.
Key Portfolio Statistics
Net assets	$114M
Number of portfolio holdings	73
Total investment advisory fee paid	$0.7M
Portfolio turnover rate	40%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
Alliant Energy Corp	2.7
Casey's General Stores Inc	2.4
Everest Re Group Ltd	2.3
Chesapeake Energy Corp	2.2
Agree Realty Corp	2.2
Asset Allocation (% of net assets)
Common Stocks	97.7
Repurchase Agreements	2.3
Other	(0.0)
Country Allocations (% of investments)
What material changes have occurred since the beginning of the fiscal year?
This is a summary of certain changes of the Portfolio since December 31, 2024.
The Portfolio’s net expense ratio materially changed from the prior fiscal year due to a decrease in the Portfolio’s advisory fee rate, which adjusts up or down based on the Portfolio’s performance relative to the Russell Midcap® Value Index.
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.

Janus Henderson VIT Mid Cap Value Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Service Shares
This annual shareholder report contains important information about the Janus Henderson VIT Mid Cap Value Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Mid Cap Value Portfolio (Service Shares)	$111	1.08%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Mid Cap Value Portfolio Service Shares returned 6.29%. Its broad-based benchmark, the Russell 3000® Index, returned 17.15%. Its performance benchmark, the Russell Midcap® Value Index, returned 11.05%.
TOP CONTRIBUTORS TO PERFORMANCE
Stock selection in the real estate and communication services sectors contributed relative to the Russell Midcap® Value Index.
Relative performance benefited from a position in BWX Technologies, the sole supplier of nuclear power systems to the U.S. Navy. The stock rose on expectations for increased military spending and the potential demand for small-scale nuclear facilities to power data centers.
Fabrinet, another contributor, makes optical packaging and precision equipment used in chip production. It has experienced strong demand, fueled by the buildout of the artificial intelligence (AI) ecosystem.
Casey’s General Stores, another contributor, owns a growing network of gas stations and convenience stores in smaller communities. It has established a strong competitive footprint, supporting its earnings growth.
TOP DETRACTORS FROM PERFORMANCE
Stock selection in the information technology and financials sectors detracted relative to the Russell Midcap Value Index.
Our focus on high-quality value companies led to relative underperformance, as we lacked exposure to the lower-quality stocks that outperformed during periods of more speculative investor behavior in 2025.
Among portfolio holdings, Bath & Body Works was a prominent detractor. The specialty retailer reported disappointing revenue growth and reduced guidance, reflecting operational issues and more cautious consumer spending. Worries over a potential slowdown in consumer spending also pressured shares of frozen french-fry supplier Lamb Weston Holdings, another detractor.
Westlake also was a detractor. This low-cost supplier of petrochemicals, polyvinyl chloride (PVC) pipe, and other residential building products faced earnings headwinds, as higher raw material costs pressured margins.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Mid Cap Value Portfolio (Service Shares)	6.29%	8.43%	8.40%
Russell 3000® Index	17.15%	13.15%	14.29%
Russell Midcap® Value Index	11.05%	9.83%	9.78%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. For certain periods, the Portfolio’s performance may reflect the effects of expense waivers.
Key Portfolio Statistics
Net assets	$114M
Number of portfolio holdings	73
Total investment advisory fee paid	$0.7M
Portfolio turnover rate	40%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
Alliant Energy Corp	2.7
Casey's General Stores Inc	2.4
Everest Re Group Ltd	2.3
Chesapeake Energy Corp	2.2
Agree Realty Corp	2.2
Asset Allocation (% of net assets)
Common Stocks	97.7
Repurchase Agreements	2.3
Other	(0.0)
Country Allocations (% of investments)
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.
Janus Aspen Series
109-65-70915S 02-26

Janus Henderson VIT Overseas Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Institutional Shares:JAIGX
This annual shareholder report contains important information about the Janus Henderson VIT Overseas Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
This report describes changes to the Portfolio that occurred during the reporting period.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Overseas Portfolio (Institutional Shares/JAIGX)	$82	0.72%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Overseas Portfolio Institutional Shares returned 28.87%. Its broad-based benchmark, the MSCI All Country World ex-USA IndexSM, returned 32.39%.
TOP CONTRIBUTORS TO PERFORMANCE
Stock selection in the financials and healthcare sectors contributed relative to the MSCI All Country World Index (ACWI) ex USA .
Relative contributors included several European banks, including Austria’s Erste Group Bank and Spain’s Banco Bilbao Vizcaya Argentaria (BBVA), that have delivered robust earnings performance and high asset quality. Investor sentiment toward these stocks also benefited from expectations for potential banking deregulation in Europe.
UK-based military contractor BAE Systems was another relative contributor, supported by its strong earnings growth and large order backlog. The company received increased attention from investors as North Atlantic Treaty Organization (NATO) member countries agreed to increase defense spending targets.
TOP DETRACTORS FROM PERFORMANCE
Stock selection in the materials and communication services sectors detracted relative to the MSCI All Country World Index (ACWI) ex USA.
Samsonite International was a relative detractor. The multinational luggage company faced earnings headwinds, due in part to macroeconomic weakness in China.
ICON, another detractor, is a multinational provider of outsourced drug and medical device development and clinical testing services. Shares declined because of greater uncertainty for healthcare research funding.
Shares of India’s HDFC Bank also underperformed because of worries that near-term economic headwinds could slow lending growth. We have continued to see long-term opportunity for HDFC given its market leadership and best-in-class asset quality.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Overseas Portfolio (Institutional Shares/JAIGX)	28.87%	9.44%	9.24%
MSCI All Country World ex-USA IndexSM	32.39%	7.91%	8.41%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
Key Portfolio Statistics
Net assets	$774M
Number of portfolio holdings	49
Total investment advisory fee paid	$4.5M
Portfolio turnover rate	42%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
Taiwan Semiconductor Manufacturing Co Ltd	7.2
BAE Systems PLC	4.3
Banco Bilbao Vizcaya Argentaria SA	3.9
Erste Group Bank AG	3.8
ASML Holding NV	3.3
Asset Allocation (% of net assets)
Common Stocks	98.6
Investment Companies	1.7
Other	(0.3)
Top 5 Country Allocations (% of investments)
What material changes have occurred since the beginning of the fiscal year?
This is a summary of certain changes of the Portfolio since December 31, 2024.
The Portfolio’s net expense ratio materially changed from the prior fiscal year due to a decrease in the Portfolio’s advisory fee rate, which adjusts up or down based on the Portfolio’s performance relative to the MSCI All Country World ex-USA IndexSM.
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.

Janus Henderson VIT Overseas Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Service Shares
This annual shareholder report contains important information about the Janus Henderson VIT Overseas Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
This report describes changes to the Portfolio that occurred during the reporting period.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Overseas Portfolio (Service Shares)	$110	0.96%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Overseas Portfolio Service Shares returned 28.58%. Its broad-based benchmark, the MSCI All Country World ex-USA IndexSM, returned 32.39%.
TOP CONTRIBUTORS TO PERFORMANCE
Stock selection in the financials and healthcare sectors contributed relative to the MSCI All Country World Index (ACWI) ex USA .
Relative contributors included several European banks, including Austria’s Erste Group Bank and Spain’s Banco Bilbao Vizcaya Argentaria (BBVA), that have delivered robust earnings performance and high asset quality. Investor sentiment toward these stocks also benefited from expectations for potential banking deregulation in Europe. UK-based military contractor BAE Systems was another relative contributor, supported by its strong earnings growth and large order backlog. The company received increased attention from investors as North Atlantic Treaty Organization (NATO) member countries agreed to increase defense spending targets
TOP DETRACTORS FROM PERFORMANCE
Stock selection in the materials and communication services sectors detracted relative to the MSCI All Country World Index (ACWI) ex USA.
Samsonite International was a relative detractor. The multinational luggage company faced earnings headwinds, due in part to macroeconomic weakness in China.
ICON, another detractor, is a multinational provider of outsourced drug and medical device development and clinical testing services. Shares declined because of greater uncertainty for healthcare research funding.
Shares of India’s HDFC Bank also underperformed because of worries that near-term economic headwinds could slow lending growth. We have continued to see long-term opportunity for HDFC given its market leadership and best-in-class asset quality.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Overseas Portfolio (Service Shares)	28.58%	9.17%	8.97%
MSCI All Country World ex-USA IndexSM	32.39%	7.91%	8.41%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
Key Portfolio Statistics
Net assets	$774M
Number of portfolio holdings	49
Total investment advisory fee paid	$4.5M
Portfolio turnover rate	42%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
Taiwan Semiconductor Manufacturing Co Ltd	7.2
BAE Systems PLC	4.3
Banco Bilbao Vizcaya Argentaria SA	3.9
Erste Group Bank AG	3.8
ASML Holding NV	3.3
Asset Allocation (% of net assets)
Common Stocks	98.6
Investment Companies	1.7
Other	(0.3)
Top 5 Country Allocations (% of investments)
What material changes have occurred since the beginning of the fiscal year?
This is a summary of certain changes of the Portfolio since December 31, 2024.
The Portfolio’s net expense ratio materially changed from the prior fiscal year due to a decrease in the Portfolio’s advisory fee rate, which adjusts up or down based on the Portfolio’s performance relative to the MSCI All Country World ex-USA IndexSM.
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.
Janus Aspen Series
109-65-70916I 02-26

Janus Henderson VIT Research Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Institutional Shares:JAGRX
This annual shareholder report contains important information about the Janus Henderson VIT Research Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
This report describes changes to the Portfolio that occurred during the reporting period.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Research Portfolio (Institutional Shares/JAGRX)	$90	0.82%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Research Portfolio Institutional Shares returned 18.39%. Its broad-based benchmark, the Russell 1000® Index, returned 17.37%. Its performance benchmark, the Russell 1000® Growth Index, returned 18.56%. Its additional benchmark, the S&P 500® Index, returned 17.88%.
TOP CONTRIBUTORS TO PERFORMANCE
Stock selection in the industrials and consumer staples sectors contributed.
Performance relative to the Russell 1000® Growth Index was aided by an overweight position in Howmet Aerospace, a specialized aircraft components manufacturer. The company delivered strong earnings growth, fueled by a cyclical aerospace recovery and robust aftermarket demand.
Graphics chip company NVIDIA was another contributor, supported by surging demand for its data-center graphics processor units used in generative artificial intelligence (AI). Broadcom, another contributor in AI infrastructure, has benefited from hyperscalers’ interest in a second source behind NVIDIA’s merchant silicon. The semiconductor company is a leader in custom silicon development.
TOP DETRACTORS FROM PERFORMANCE
Investments in the financials and communications services sectors detracted, partly due to stock selection.
An overweight position in Procter & Gamble detracted relative to the Russell 1000 Growth Index. The stock underperformed due to investor concerns over the impact of higher commodity prices, tariffs, and softer consumer demand on revenue growth and margins.
Oracle was another relative detractor. The technology company signed a number of multibillion-dollar contracts with leading AI partners. However, the stock declined on concerns about Oracle’s ability to fund its ambitious infrastructure buildout. We have seen a positive balance of reward and risk for the company and remain invested.
Fast-casual restaurant chain Chipotle Mexican Grill also was a detractor as consumers cut back on restaurant spending. As a result, the company reported two consecutive quarters of disappointing sales growth and earnings. We were disappointed with the company’s execution and exited the position.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Research Portfolio (Institutional Shares/JAGRX)	18.39%	14.11%	15.88%
Russell 1000® Index	17.37%	13.59%	14.59%
Russell 1000® Growth Index	18.56%	15.32%	18.13%
S&P 500® Index	17.88%	14.42%	14.82%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
Key Portfolio Statistics
Net assets	$770M
Number of portfolio holdings	82
Total investment advisory fee paid	$5.3M
Portfolio turnover rate	31%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
NVIDIA Corp	14.1
Microsoft Corp	10.8
Alphabet Inc - Class C	6.7
Apple Inc	6.3
Broadcom Inc	5.9
Asset Allocation (% of net assets)
Common Stocks	100.0
Investments Purchased with Cash Collateral from Securities Lending	0.1
Investment Companies	0.0
Other	(0.1)
Top 5 Country Allocations (% of investments)
What material changes have occurred since the beginning of the fiscal year?
This is a summary of certain changes of the Portfolio since December 31, 2024.
The Portfolio’s net expense ratio materially changed from the prior fiscal year due to an increase in the Portfolio’s advisory fee rate, which adjusts up or down based on the Portfolio’s performance relative to the Russell 1000® Growth Index.
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.

Janus Henderson VIT Research Portfolio
ANNUAL SHAREHOLDER REPORT
December 31, 2025
Service Shares
This annual shareholder report contains important information about the Janus Henderson VIT Research Portfolio (the "Portfolio”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Portfolio at janushenderson.com/VIT. You can also request this information by contacting us at 1-877-335-2687.
This report describes changes to the Portfolio that occurred during the reporting period.
What were the costs for the year?
(Based on a hypothetical $10,000 investment)
Portfolio (Class)	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Janus Henderson VIT Research Portfolio (Service Shares)	$117	1.07%
What impacted Portfolio performance over the reporting period?
For the 12-month period ended December 31, 2025, the Janus Henderson VIT Research Portfolio Service Shares returned 18.10%. Its broad-based benchmark, the Russell 1000® Index, returned 17.37%. Its performance benchmark, the Russell 1000® Growth Index, returned 18.56%. Its additional benchmark, the S&P 500® Index, returned 17.88%.
TOP CONTRIBUTORS TO PERFORMANCE
Stock selection in the industrials and consumer staples sectors contributed.
Performance relative to the Russell 1000® Growth Index was aided by an overweight position in Howmet Aerospace, a specialized aircraft components manufacturer. The company delivered strong earnings growth, fueled by a cyclical aerospace recovery and robust aftermarket demand.
Graphics chip company NVIDIA was another contributor, supported by surging demand for its data-center graphics processor units used in generative artificial intelligence (AI). Broadcom, another contributor in AI infrastructure, has benefited from hyperscalers’ interest in a second source behind NVIDIA’s merchant silicon. The semiconductor company is a leader in custom silicon development.
TOP DETRACTORS FROM PERFORMANCE
Investments in the financials and communications services sectors detracted, partly due to stock selection.
An overweight position in Procter & Gamble detracted relative to the Russell 1000 Growth Index. The stock underperformed due to investor concerns over the impact of higher commodity prices, tariffs, and softer consumer demand on revenue growth and margins.
Oracle was another relative detractor. The technology company signed a number of multibillion-dollar contracts with leading AI partners. However, the stock declined on concerns about Oracle’s ability to fund its ambitious infrastructure buildout. We have seen a positive balance of reward and risk for the company and remain invested.
Fast-casual restaurant chain Chipotle Mexican Grill also was a detractor as consumers cut back on restaurant spending. As a result, the company reported two consecutive quarters of disappointing sales growth and earnings. We were disappointed with the company’s execution and exited the position.
Total return based on a $10,000 investment
December 31, 2015, through December 31, 2025
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Year	10 Year
Janus Henderson VIT Research Portfolio (Service Shares)	18.10%	13.83%	15.59%
Russell 1000® Index	17.37%	13.59%	14.59%
Russell 1000® Growth Index	18.56%	15.32%	18.13%
S&P 500® Index	17.88%	14.42%	14.82%
Keep in mind that the Portfolio ’s past performance is not a good predictor of how the Portfolio will perform in the future.
Visit janushenderson.com/VIT for the most recent performance information. The graph and table include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.
Key Portfolio Statistics
Net assets	$770M
Number of portfolio holdings	82
Total investment advisory fee paid	$5.3M
Portfolio turnover rate	31%
What did the Portfolio invest in?
5 Largest Equity Holdings (% of net assets)
NVIDIA Corp	14.1
Microsoft Corp	10.8
Alphabet Inc - Class C	6.7
Apple Inc	6.3
Broadcom Inc	5.9
Asset Allocation (% of net assets)
Common Stocks	100.0
Investments Purchased with Cash Collateral from Securities Lending	0.1
Investment Companies	0.0
Other	(0.1)
Top 5 Country Allocations (% of investments)
What material changes have occurred since the beginning of the fiscal year?
This is a summary of certain changes of the Portfolio since December 31, 2024.
The Portfolio’s net expense ratio materially changed from the prior fiscal year due to an increase in the Portfolio’s advisory fee rate, which adjusts up or down based on the Portfolio’s performance relative to the Russell 1000® Growth Index.
Where can I find more information?
At janushenderson.com/VIT, you can find additional information about the Portfolio, including the Portfolio's:
  Prospectus
  Financial information
  Portfolio holdings
You can also request this information by contacting us at 1-877-335-2687.
Janus Aspen Series
109-65-70917S 02-26

Item 2 - Code of Ethics

Code of Ethics

(a) As of the end of the period covered by this report, the Registrant has adopted the Fund Code of Ethics for Principal Executive Officer and Senior Financial Officers that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer; the Registrant’s Principal Financial Officer also serves as the Principal Accounting Officer (the ("code of ethics").

(c) There was no amendment to the Registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the Registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not applicable.

(f)(3) The Registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the Registrant at 1-877-335-2687, and ask for a copy of the Fund Code of Ethics for Principal Executive Officer and Senior Financial Officers.

Item 3 - Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that the following members of the Board's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: Cheryl D. Alston, William D. Cvengros, Gary A. Poliner, and Diane L. Wallace who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

(a)  Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Portfolios' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $510,134 in the fiscal year ended 2025 and $495,276 in the fiscal year ended 2024.

(b)  Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Portfolios' financial statements and are not reported under paragraph (a) of this Item were $0 in the fiscal year ended 2025 and $0 in the fiscal year ended 2024.

(c)  Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $74,748 in the fiscal year ended 2025 and $71,871 in the fiscal year ended 2024.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d)  All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the fiscal year ended 2025 and $0 in the fiscal year ended 2024.

(e) (1) The Registrant's Audit Committee Charter requires the Registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the Registrant or (ii) to provide non-audit services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $74,748 in the fiscal year ended 2025 and $71,871 in the fiscal year ended 2024.

(h) The Registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a)  Schedule of Investments is contained in the Reports to Shareholders included under Item 7 of this Form N-CSR.

(b)  Not applicable.

Item 7 - Financial Statements and Financial Highlights for Open-Ended Management Investment Companies

ANNUAL FINANCIAL STATEMENTS

December 31, 2025
Janus Henderson VIT Balanced Portfolio
Janus Aspen Series

Janus Henderson VIT Balanced Portfolio

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025

	Shares or Principal Amounts	Value
Asset-Backed/Commercial Mortgage-Backed Securities – 11.2%
208 Park Avenue Mortgage Trust 2017-280P, CME Term SOFR 1 Month + 1.1800%, 4.9580%, 9/15/34ž,‡	$3,072,117	$3,048,473
A&D Mortgage Trust 2024-NQM5 A1, 5.6990%, 11/25/69ž	2,815,285	2,834,356
A&D Mortgage Trust 2025-NQM4 A1, 5.2250%, 10/25/70ž,Ç	2,454,883	2,461,290
AGL CLO 1 Ltd 2023-26A A1R, CME Term SOFR 3 Month + 1.2800%, 5.1500%, 10/21/38ž,‡	13,400,000	13,437,629
ALA Trust 2025-OANA A, CME Term SOFR 1 Month + 1.7426%, 5.4936%, 6/15/40ž,‡	13,839,000	13,878,583
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49ž,‡	91,990	91,128
Angel Oak Mortgage Trust I LLC 2019-6, Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 0.9500%, 2.6200%, 11/25/59ž,‡	279,051	276,459
Angel Oak Mortgage Trust I LLC 2020-3, Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 1.0000%, 2.4100%, 4/25/65ž,‡	422,252	407,583
Angel Oak Mortgage Trust I LLC 2024-5 A1, 4.9500%, 7/25/68ž,Ç	7,688,620	7,692,264
Angel Oak Mortgage Trust I LLC 2025-6 A1, 5.5150%, 4/25/70ž,Ç	5,696,836	5,748,020
Ansley Park Capital LLC 2025-A A2, 4.4300%, 4/20/35ž	3,954,000	3,971,844
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46ž	498,375	457,829
Babson CLO Ltd LP-5A A, CME Term SOFR 3 Month + 1.2200%, 5.1044%, 1/22/35ž,‡	8,736,327	8,739,335
Bain Capital Credit CLO Ltd 2023-3A A1R, CME Term SOFR 3 Month + 1.3100%, 5.1754%, 10/25/38ž,‡	7,772,000	7,791,697
Ballyrock Ltd 2020-14A A1BR, CME Term SOFR 3 Month + 1.5800%, 5.4644%, 7/20/37ž,‡	1,845,969	1,852,521
BAMLL Commercial Mortgage Securities Trust 2024-FRR2 E, 1.2731%, 7/27/50ž,‡	2,374,000	2,057,479
BAMLL Commercial Mortgage Securities Trust 2024-FRR3 E, 0.4876%, 1/27/50ž,‡	3,322,516	3,038,187
BAMLL Commercial Mortgage Securities Trust 2024-FRR4 E, 0.0114%, 11/27/48ž,‡	760,000	756,019
BAMLL Commercial Mortgage Securities Trust 2024-FRR4 F, 0.0107%, 11/27/48ž,‡	1,496,397	1,487,484
Bayview Opportunity Master Fund 2021-5 AF, US 30 Day Average SOFR + 0.8500%, 4.7242%, 11/25/51ž,‡	3,702,840	3,445,252
Bayview Opportunity Master Fund 2022-2 A1, 3.0000%, 12/25/51ž,‡	2,922,382	2,548,031
Bayview Opportunity Master Fund VII 2025-EDU1 B, US 30 Day Average SOFR + 1.7000%, 5.5742%, 7/27/48ž,‡	2,083,936	2,081,112
Benefit Street Partners CLO Ltd 2018-15A A1R, CME Term SOFR 3 Month + 1.3900%, 5.2945%, 7/15/37ž,‡	12,565,000	12,611,337
Benefit Street Partners CLO Ltd 2025-43A A, CME Term SOFR 3 Month + 1.2700%, 5.1875%, 10/20/38ž,‡	10,806,000	10,829,216
BLP Commercial Mortgage Trust 2025-IND A, CME Term SOFR 1 Month + 1.2000%, 4.9501%, 3/17/42ž,‡	8,413,073	8,351,632
BLP Commercial Mortgage Trust 2025-IND2 A, CME Term SOFR 1 Month + 1.5000%, 5.2501%, 12/15/42ž,‡	5,304,000	5,306,132
BPR Trust 2023-BRK2 A, 6.8990%, 10/5/38ž,‡	7,145,000	7,458,379
BPR Trust 2024-PMDW A, 5.3580%, 11/5/41ž,‡	9,912,470	10,140,014
BPR Trust 2024-PMDW D, 5.8500%, 11/5/41ž,‡	3,827,000	3,818,738
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41ž	804,000	761,320
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41ž	2,229,000	2,111,608
BX Commercial Mortgage Trust 2021-LBA AJV, CME Term SOFR 1 Month + 0.9145%, 4.6655%, 2/15/36ž,‡	5,213,000	5,203,452
BX Commercial Mortgage Trust 2021-LBA AV, CME Term SOFR 1 Month + 0.9145%, 4.6655%, 2/15/36ž,‡	6,853,553	6,838,349
BX Commercial Mortgage Trust 2024-AIR2 A, CME Term SOFR 1 Month + 1.4923%, 5.2433%, 10/15/41ž,‡	9,099,742	9,108,468
BX Commercial Mortgage Trust 2024-AIRC C, CME Term SOFR 1 Month + 2.5900%, 6.3401%, 8/15/41ž,‡	3,769,122	3,773,572
BX Commercial Mortgage Trust 2024-BRBK A, CME Term SOFR 1 Month + 2.8796%, 6.6139%, 10/15/41ž,‡	10,411,568	10,459,095
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 1

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
BX Commercial Mortgage Trust 2024-GPA3 A, CME Term SOFR 1 Month + 1.2928%, 5.0429%, 12/15/39ž,‡	$4,858,368	$4,856,525
BX Commercial Mortgage Trust 2024-GPA3 B, CME Term SOFR 1 Month + 1.6423%, 5.3925%, 12/15/39ž,‡	3,359,930	3,360,378
BX Commercial Mortgage Trust 2024-VLT4 A, CME Term SOFR 1 Month + 1.4914%, 5.2415%, 6/17/41ž,‡	8,689,450	8,677,173
BX Commercial Mortgage Trust 2024-VLT5 A, 5.4104%, 11/13/46ž,‡	11,808,000	11,940,013
BX Commercial Mortgage Trust 2024-VLT5 B, 5.8015%, 11/13/46ž,‡	2,774,000	2,820,734
BX Commercial Mortgage Trust 2024-VLT5 C, 6.1920%, 11/13/46ž,‡	1,468,000	1,498,171
BX Commercial Mortgage Trust 2025-ARIA A, 5.0311%, 12/13/42ž,‡	10,344,000	10,408,213
BX Commercial Mortgage Trust 2025-DIME A, CME Term SOFR 1 Month + 1.1500%, 4.9001%, 2/15/35ž,‡	8,630,000	8,601,470
BX Commercial Mortgage Trust 2025-GW A, CME Term SOFR 1 Month + 1.6000%, 5.3500%, 7/15/42ž,‡	7,965,000	7,970,865
BX Commercial Mortgage Trust 2025-ROIC A, CME Term SOFR 1 Month + 1.1438%, 4.8940%, 3/15/30ž,‡	10,987,148	10,968,935
BX Commercial Mortgage Trust 2025-ROIC B, CME Term SOFR 1 Month + 1.3935%, 5.1436%, 3/15/30ž,‡	2,404,622	2,393,987
BX Commercial Mortgage Trust 2025-SPOT A, CME Term SOFR 1 Month + 1.4434%, 5.1935%, 4/16/40ž,‡	3,989,225	3,991,525
BX Commercial Mortgage Trust 2025-VLT7 A, CME Term SOFR 1 Month + 1.7000%, 5.4501%, 7/15/44ž,‡	16,788,000	16,790,853
BXHPP Trust 2021-FILM A, CME Term SOFR 1 Month + 0.7645%, 4.5145%, 8/15/36ž,‡	2,066,000	1,995,467
BXP Trust 2017-GM, 3.3790%, 6/13/39ž	1,140,000	1,119,753
Carlyle Global Markets Strategies 2023-2A A1R, CME Term SOFR 3 Month + 1.3200%, 5.2044%, 7/20/38ž,‡	11,418,000	11,459,264
CART 2024-DFW1 A, CME Term SOFR 1 Month + 1.6417%, 5.3919%, 8/15/41ž,‡	5,952,000	5,941,998
CART 2024-DFW1 B, CME Term SOFR 1 Month + 2.2908%, 6.0409%, 8/15/41ž,‡	4,376,181	4,370,826
CBAMR Ltd 2018-5A A1R, CME Term SOFR 3 Month + 1.3400%, 5.4523%, 10/18/38ž,‡	5,299,000	5,312,378
CF Hippolyta Issuer LLC 2020-1 A1, 1.6900%, 7/15/60ž	2,986,126	2,514,538
CF Hippolyta Issuer LLC 2020-1 B1, 2.2800%, 7/15/60ž	305,814	190,036
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61ž	4,332,534	3,489,577
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61ž	1,655,880	1,011,560
CF Hippolyta Issuer LLC 2022-1A A1, 5.9700%, 8/15/62ž	5,467,777	5,402,641
CF Hippolyta Issuer LLC 2022-1A A2, 6.1100%, 8/15/62ž	15,744,122	15,528,668
Chase Mortgage Finance Corp 2021-CL1 M1, US 30 Day Average SOFR + 1.2000%, 5.0742%, 2/25/50ž,‡	3,505,703	3,475,279
CIFC Funding Ltd 2019-7A A1R, CME Term SOFR 3 Month + 1.2800%, 5.3713%, 10/19/38ž,‡	8,828,000	8,852,718
Citigroup Mortgage Loan Trust Inc 2025-LTV1 A1, 5.2370%, 12/25/55ž,‡	7,588,000	7,594,070
Compass Datacenters Issuer II LLC 2024-2A A1, 5.0220%, 8/25/49ž	1,232,000	1,235,048
Compass Datacenters Issuer II LLC 2025-1A A1, 5.3160%, 5/25/50ž	21,254,000	21,466,150
Compass Datacenters Issuer III LLC 2025-1A A2, 5.6560%, 2/25/50ž	7,338,000	7,415,841
Compass Datacenters Issuer III LLC 2025-2A A2, 5.8350%, 2/25/50ž	4,569,000	4,631,415
Connecticut Avenue Securities Trust 2021-R01 1M2, US 30 Day Average SOFR + 1.5500%, 5.4242%, 10/25/41ž,‡	257,913	258,249
Connecticut Avenue Securities Trust 2021-R03 1M1, US 30 Day Average SOFR + 0.8500%, 4.7242%, 12/25/41ž,‡	166,717	166,727
Connecticut Avenue Securities Trust 2021-R03 1M2, US 30 Day Average SOFR + 1.6500%, 5.5242%, 12/25/41ž,‡	2,911,938	2,925,135
Connecticut Avenue Securities Trust 2022-R02 2M2, US 30 Day Average SOFR + 3.0000%, 6.8742%, 1/27/42ž,‡	4,661,000	4,745,341
Connecticut Avenue Securities Trust 2022-R05 2M1, US 30 Day Average SOFR + 1.9000%, 5.7742%, 4/25/42ž,‡	507,891	508,306
Connecticut Avenue Securities Trust 2022-R05 2M2, US 30 Day Average SOFR + 3.0000%, 6.8742%, 4/25/42ž,‡	2,737,000	2,796,933
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
2  | December 31, 2025

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Connecticut Avenue Securities Trust 2023-R04 1M1, US 30 Day Average SOFR + 2.3000%, 6.1742%, 5/25/43ž,‡	$2,957,109	$3,008,849
Connecticut Avenue Securities Trust 2023-R06 1M1, US 30 Day Average SOFR + 1.7000%, 5.5742%, 7/27/43ž,‡	1,816,954	1,822,052
Connecticut Avenue Securities Trust 2023-R07 2M1, US 30 Day Average SOFR + 1.9500%, 5.8242%, 9/25/43ž,‡	747,099	750,046
Connecticut Avenue Securities Trust 2023-R08 1M1, US 30 Day Average SOFR + 1.5000%, 5.3742%, 10/26/43ž,‡	1,522,924	1,524,974
Connecticut Avenue Securities Trust 2024-R01 1M1, US 30 Day Average SOFR + 1.0500%, 4.9242%, 1/25/44ž,‡	1,683,305	1,682,440
Connecticut Avenue Securities Trust 2024-R03 2M1, US 30 Day Average SOFR + 1.1500%, 5.0242%, 3/25/44ž,‡	1,044,312	1,045,115
Connecticut Avenue Securities Trust 2024-R04 1M1, US 30 Day Average SOFR + 1.1000%, 4.9742%, 5/25/44ž,‡	1,137,485	1,137,269
Connecticut Avenue Securities Trust 2024-R05 2M1, US 30 Day Average SOFR + 1.0000%, 4.8742%, 7/25/44ž,‡	488,354	488,152
Connecticut Avenue Securities Trust 2025-R01 1M1, US 30 Day Average SOFR + 1.1000%, 4.9742%, 1/25/45ž,‡	1,041,342	1,041,762
Connecticut Avenue Securities Trust 2025-R02 1M1, US 30 Day Average SOFR + 1.1500%, 5.0242%, 2/27/45ž,‡	1,773,373	1,772,828
Connecticut Avenue Securities Trust 2025-R05 2M1, US 30 Day Average SOFR + 1.2000%, 5.0742%, 7/25/45ž,‡	3,140,921	3,142,719
COOPR Residential Mortgage Trust 2025-CES2 A1A, 5.5020%, 6/25/60ž,Ç	2,001,318	2,017,986
COOPR Residential Mortgage Trust 2025-CES3 A1A, 4.8400%, 9/25/60ž,Ç	4,612,917	4,647,662
COOPR Residential Mortgage Trust 2025-CES4 A1A, 5.0400%, 11/25/60ž,Ç	1,909,525	1,911,377
CPF IV LLC / CP EF Asset Securitization LLC 2023-1A A, 7.4800%, 3/15/32ž	636,480	641,835
Croton Park CLO Ltd, CME Term SOFR 3 Month + 1.5600%, 5.4645%, 10/15/36ž,‡	5,745,000	5,757,634
CyrusOne Data Centers Issuer I LLC 2023-1A B, 5.4500%, 4/20/48ž	1,512,691	1,501,908
CyrusOne Data Centers Issuer I LLC 2024-1A A2, 4.7600%, 3/22/49ž	3,355,063	3,306,060
CyrusOne Data Centers Issuer I LLC 2024-2A A2, 4.5000%, 5/20/49ž	1,200,000	1,170,969
CyrusOne Data Centers Issuer I LLC 2024-3A A2, 4.6500%, 5/20/49ž	11,661,000	11,191,494
DATA Mortgage Trust 2024-CTR2 A, 5.2990%, 5/10/46ž,‡	2,393,509	2,403,801
DB Master Finance LLC 2017-1A A2II, 4.0300%, 11/20/47ž	1,790,573	1,776,301
DB Master Finance LLC 2021-1A A23, 2.7910%, 11/20/51ž	1,242,240	1,099,176
DB Master Finance LLC 2021-1A A2II, 2.4930%, 11/20/51ž	1,660,800	1,571,135
DI Issuer LLC 2025-1A A2, 5.3100%, 12/15/55ž	2,917,000	2,926,608
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49ž	4,917,000	4,779,352
DROP Mortgage Trust 2021-FILE A, CME Term SOFR 1 Month + 1.2645%, 5.0145%, 10/15/43ž,‡	2,133,961	2,076,482
Ellington Financial Mortgage Trust 2025-RTL1 A1, 5.2210%, 11/25/40ž,Ç	3,658,000	3,664,828
Elmwood CLO X Ltd 2021-3A AR2, CME Term SOFR 3 Month + 1.3000%, 5.1844%, 7/20/38ž,‡	8,044,000	8,069,852
Fannie Mae REMICS 2018-27 EA, 3.0000%, 5/25/48	1,724,267	1,562,659
Fannie Mae REMICS 2019-71 P, 3.0000%, 11/25/49	2,235,622	2,008,816
FIGRE Trust 2024-HE2 A, 6.3800%, 5/25/54ž,‡	2,542,988	2,595,159
FIGRE Trust 2024-HE4 A, 5.0560%, 9/25/54ž,‡	3,412,314	3,424,375
FIGRE Trust 2025-HE2 A, 5.7750%, 3/25/55ž,‡	3,784,842	3,826,280
FIGRE Trust 2025-HE3 A, 5.5600%, 5/25/55ž,‡	4,263,716	4,306,631
FIGRE Trust 2025-HE4 A, 5.4080%, 7/25/55ž,‡	1,812,205	1,823,790
FIGRE Trust 2025-HE5 A, 5.2850%, 8/25/55ž,‡	2,966,290	2,975,901
FIGRE Trust 2025-HE6 A, 5.0440%, 9/25/55ž,‡	2,244,016	2,235,877
Finance of America Structured Securities Trust 2025-S1 A1, 3.5000%, 2/25/75ž	3,364,388	3,269,123
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51ž,‡	4,993,496	4,355,686
Foundation Finance Trust 2025-3A A, 4.5600%, 8/15/52ž	4,332,235	4,344,689
Freddie Mac - SLST 2020-2 M1, 4.7500%, 9/25/60ž,‡	706,502	702,868
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA3 M2, US 30 Day Average SOFR + 2.1000%, 5.9742%, 9/25/41ž,‡	1,806,722	1,821,616
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA4 M2, US 30 Day Average SOFR + 2.3500%, 6.2242%, 12/25/41ž,‡	4,424,204	4,481,281
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 3

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 M1A, US 30 Day Average SOFR + 1.3000%, 5.1742%, 2/25/42ž,‡	$319,338	$319,478
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 M2, US 30 Day Average SOFR + 3.7500%, 7.6242%, 2/25/42ž,‡	846,364	872,140
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA3 M2, 8.4218%, 4/25/42ž	1,531,289	1,594,252
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA4 M2, 9.3218%, 5/25/42ž	530,719	559,972
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA5 M2, US 30 Day Average SOFR + 6.7500%, 10.6242%, 6/25/42ž,‡	289,259	312,632
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA6 M2, US 30 Day Average SOFR + 5.7500%, 9.6242%, 9/25/42ž,‡	1,248,097	1,343,302
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A, US 30 Day Average SOFR + 2.1000%, 5.9742%, 3/25/42ž,‡	1,341,894	1,344,625
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-DNA2 M1A, US 30 Day Average SOFR + 2.1000%, 5.9652%, 4/27/43ž,‡	1,244,359	1,257,978
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-HQA2 M1A, US 30 Day Average SOFR + 2.0000%, 5.8742%, 6/25/43ž,‡	112,423	112,714
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-HQA3 M1, US 30 Day Average SOFR + 1.8500%, 5.7242%, 11/25/43ž,‡	1,667,794	1,673,460
Freddie Mac Structured Agency Credit Risk Debt Notes 2024-DNA2 M1, US 30 Day Average SOFR + 1.2000%, 5.0742%, 5/25/44ž,‡	2,866,290	2,867,936
Freddie Mac Structured Agency Credit Risk Debt Notes 2024-DNA3 M1, US 30 Day Average SOFR + 1.0000%, 4.8742%, 10/25/44ž,‡	19,508	19,508
Freddie Mac Structured Agency Credit Risk Debt Notes 2025-DNA1 M1, US 30 Day Average SOFR + 1.0500%, 4.9242%, 1/25/45ž,‡	1,968,003	1,967,520
Freddie Mac Structured Agency Credit Risk Debt Notes 2025-DNA2 M1, US 30 Day Average SOFR + 1.2000%, 5.0742%, 5/25/45ž,‡	1,291,488	1,291,388
Freddie Mac Structured Agency Credit Risk Debt Notes 2025-DNA3 M1, US 30 Day Average SOFR + 1.1000%, 4.9742%, 9/25/45ž,‡	1,401,672	1,402,494
Freddie Mac Structured Agency Credit Risk Debt Notes 2025-HQA1 M1, US 30 Day Average SOFR + 1.1500%, 5.0242%, 2/27/45ž,‡	4,051,135	4,048,928
FREMF Mortgage Trust 2023-K511 C, 5.6345%, 11/25/28ž,‡	1,838,000	1,730,041
GCAT 2023-INV1 A1, 6.0000%, 8/25/53ž,‡	5,693,254	5,790,175
Golden Tree Loan Management US CLO1 Ltd 2023-17A AR, CME Term SOFR 3 Month + 1.2800%, 5.1644%, 1/20/39ž,‡	9,321,000	9,344,979
Gracie Point International Funding 2024-1A A, US 90 Day Average SOFR + 1.7000%, 5.8902%, 3/1/28ž,‡	2,783,000	2,785,101
Great Wolf Trust 2024-WLF2 A, CME Term SOFR 1 Month + 1.6912%, 5.4414%, 5/15/41ž,‡	10,398,000	10,411,840
GS Mortgage Securities Trust 2025-800D A, CME Term SOFR 1 Month + 2.6500%, 6.3845%, 11/25/41ž,‡	11,841,000	11,855,530
GS Mortgage-Backed Securities Trust 2025-CES2 A1, 5.1800%, 9/25/55ž,Ç	6,033,416	6,050,349
Hertz Vehicle Financing LLC 2025-5A A, 4.6200%, 5/25/30ž	3,672,000	3,674,793
Homeward Opportunities Fund I Trust 2024-RRTL2 A1, 5.9890%, 9/25/39ž,Ç	4,070,000	4,087,405
Homeward Opportunities Fund I Trust 2024-RTL1 A1, 7.1200%, 7/25/29ž,Ç	9,130,000	9,152,264
Homeward Opportunities Fund I Trust 2025-RRTL1 A1, 5.4760%, 3/25/40ž,Ç	5,717,000	5,746,161
Homeward Opportunities Fund I Trust 2025-RRTL2 A1, 5.2370%, 9/25/40ž,Ç	2,898,000	2,910,540
Hudson's Bay Simon JV Trust 2015-HB10 A10, 4.1545%, 8/5/34ž	2,826,661	2,748,919
JP Morgan Mortgage Trust 2025-5MPR A1D, 5.5000%, 11/25/55ž,Ç	2,386,255	2,395,866
KRE Commercial Mortgage Trust 2025-AIP4 A, CME Term SOFR 1 Month + 1.3000%, 5.0501%, 3/17/42ž,‡	7,547,000	7,534,514
Lendbuzz Securitization Trust 2023-1A A2, 6.9200%, 8/15/28ž	663,566	670,016
Lex Commercial Loan Master Trust 2024-BBG A, 4.8736%, 10/13/33ž,‡	2,200,000	2,214,093
LHOME Mortgage Trust 2024-RTL2 A1, 7.1280%, 3/25/29ž,Ç	2,268,288	2,281,288
LHOME Mortgage Trust 2024-RTL3 A1, 6.9000%, 5/25/29ž,Ç	2,894,523	2,920,964
LHOME Mortgage Trust 2024-RTL4 A1, 5.9210%, 7/25/39ž,Ç	8,728,504	8,804,528
LHOME Mortgage Trust 2025-RTL3 A1, 5.2390%, 8/25/40ž,Ç	2,700,000	2,714,161
Life Financial Services Trust 2021-BMR C, CME Term SOFR 1 Month + 1.2145%, 4.9645%, 3/15/38ž,‡	456,249	454,370
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
4  | December 31, 2025

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Life Financial Services Trust 2022-BMR2 A1, CME Term SOFR 1 Month + 1.2952%, 5.0454%, 5/16/39ž,‡	$11,353,000	$10,923,182
Life Financial Services Trust 2022-BMR2 B, CME Term SOFR 1 Month + 1.7939%, 5.5440%, 5/16/39ž,‡	1,854,000	1,667,491
M&T Equipment Notes 2023-1A A3, 5.7400%, 7/15/30ž	914,886	920,261
Madison Park Funding Ltd 2019-34A A2RR, CME Term SOFR 3 Month + 1.6000%, 5.4936%, 10/16/37ž,‡	4,190,000	4,200,007
Madison Park Funding Ltd 2022-55A A1R, CME Term SOFR 3 Month + 1.3600%, 5.2444%, 7/20/37ž,‡	12,893,139	12,937,079
Madison Park Funding Ltd 2022-62A A1R2, CME Term SOFR 3 Month + 1.3000%, 5.1936%, 7/16/38ž,‡	9,017,000	9,043,314
Madison Park Funding Ltd 2025-73A A1, CME Term SOFR 3 Month + 1.3000%, 5.2630%, 10/18/38ž,‡	9,600,000	9,626,738
Magnetite CLO Ltd 2025-50A A1, CME Term SOFR 3 Month + 1.2800%, 5.5888%, 7/26/38ž,‡	6,846,000	6,864,698
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11, US 30 Day Average SOFR + 0.9500%, 5.0000%, 8/25/51ž,‡	2,677,431	2,497,957
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11, US 30 Day Average SOFR + 0.9500%, 5.0000%, 10/25/51ž,‡	3,402,734	3,175,960
Mello Mortgage Capital Acceptance Trust 2024-SD1 A1, 4.0000%, 4/25/54ž,Ç	2,501,509	2,471,695
Merchants Fleet Funding LLC 2025-1A A, 4.4900%, 1/20/39ž	2,628,000	2,635,128
Morgan Stanley Residential Mortgage Loan Trust 2025-SPL1 A1, US 30 Day Average SOFR + 1.4000%, 4.2500%, 2/25/65ž,‡	3,411,551	3,334,268
MVW Owner Trust 2025-2A A, 4.4800%, 10/20/44ž	1,348,812	1,345,880
Neuberger Berman CLO Ltd 2019-32RA A, CME Term SOFR 3 Month + 1.3100%, 5.6390%, 7/20/39ž,‡	8,069,700	8,097,838
New Economy Assets Phase 1 Issuer LLC 2021-1 B1, 2.4100%, 10/20/61ž	2,779,000	1,697,598
New Residential Mortgage Loan Trust 2018-2, Refinitiv USD IBOR Consumer Cash Fallbacks 6 Months + 0.6800%, 4.5000%, 2/25/58ž,‡	250,069	248,858
New Residential Mortgage Loan Trust 2024-NQM2 A1, US 30 Day Average SOFR + 0.1400%, 5.1170%, 9/25/64ž,‡	4,535,978	4,548,025
New Residential Mortgage Loan Trust 2024-RTL2 A1, 5.4430%, 9/25/39ž,Ç	3,319,000	3,355,750
NRTH PARK Mortgage Trust 2025-PARK A, CME Term SOFR 1 Month + 1.3933%, 5.1434%, 10/15/40ž,‡	7,104,000	7,104,071
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26ž	1,036,074	1,021,803
NRZ Excess Spread Collateralized Notes 2024-FNT1 A, 7.3980%, 11/25/31ž,Ç	3,919,047	3,958,170
Oak Hill Credit Partners 2020-7A A1R2, CME Term SOFR 3 Month + 1.2800%, 5.1644%, 7/19/38ž,‡	8,534,000	8,557,366
Oak Hill Credit Partners 2021-9A A2R, CME Term SOFR 3 Month + 1.5800%, 5.4644%, 10/19/37ž,‡	6,022,000	6,035,546
Oak Street Investment Grade Net Lease Fund 2020-1A A1, 1.8500%, 11/20/50ž	2,940,588	2,704,506
Oasis Securitization 2024-1A A, 5.8800%, 9/30/38§	1,616,000	1,616,636
Oasis Securitization 2025-1A A, 6.3550%, 8/15/39ž	5,006,000	5,042,816
OCP CLO Ltd 2025-44A A, CME Term SOFR 3 Month + 1.3000%, 5.5622%, 10/25/38ž,‡	4,302,000	4,313,868
Octagon Investment Partners 42 Ltd 2019-3A A2RR, CME Term SOFR 3 Month + 1.5600%, 5.4645%, 7/15/37ž,‡	900,034	902,002
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51ž,‡	1,227,158	1,070,526
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51ž,‡	3,247,328	2,809,929
Pretium Mortgage Credit Partners LLC 2025-RPL1 A1, 4.0000%, 7/25/69ž,Ç	4,154,064	4,028,051
Pretium Mortgage Credit Partners LLC 2025-RPL2 A1, 4.0000%, 8/25/64ž,Ç	4,503,929	4,441,069
Pretium Mortgage Credit Partners LLC 2025-RPL5 A1, 4.1500%, 1/25/70ž,Ç	7,387,384	7,256,575
PRP Advisors LLC 2024-RCF2 A1, 3.7500%, 3/25/54ž,Ç	1,685,691	1,664,490
PRP Advisors LLC 2025-RCF4 A1, 4.5000%, 8/25/55ž,Ç	2,973,652	2,942,511
PRP Advisors LLC 2025-RPL4 A1, 3.0000%, 5/25/55ž,Ç	5,861,226	5,531,532
QTS Issuer ABS I LLC 2025-1A A2, 5.4390%, 5/25/55ž	15,373,000	15,467,454
QTS Issuer ABS II LLC 2025-1A A2, 5.0440%, 10/5/55ž	9,100,000	8,966,540
Saluda Grade Alternative Mortgage Trust 2023-FIG3 A, 7.0670%, 8/25/53ž,‡	6,846,666	7,077,938
Saluda Grade Alternative Mortgage Trust 2023-FIG4 A, 6.7180%, 11/25/53ž,‡	3,682,334	3,880,606
Saluda Grade Alternative Mortgage Trust 2024-CES1 A1, 6.3060%, 3/25/54ž,‡	2,211,966	2,257,795
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 5

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Saluda Grade Alternative Mortgage Trust 2024-FIG5 A, 6.2550%, 4/25/54ž,‡	$2,905,178	$2,938,784
Saluda Grade Alternative Mortgage Trust 2024-RTL6 A1, 7.4390%, 7/25/30ž,Ç	6,625,667	6,664,239
Saluda Grade Alternative Mortgage Trust 2025-LOC5 A1A, CME Term SOFR 1 Month + 1.6000%, 5.3317%, 10/25/55ž,‡	5,703,325	5,712,452
Saluda Grade Alternative Mortgage Trust 2025-RRTL1 A1, 5.3200%, 10/25/40ž,Ç	3,900,000	3,899,855
Santander Bank Auto Credit-Linked Notes 2022-B A2, 5.5870%, 8/16/32ž	296,920	298,337
SCF Equipment Trust LLC 2025-2A A2, 4.2600%, 12/22/31ž	2,117,000	2,122,549
SCG Hotel Issuer Inc 2025-DLFN A, CME Term SOFR 1 Month + 1.2000%, 4.9501%, 3/15/35ž,‡	10,048,000	9,994,890
SELF Commercial Mortgage Trust 2024-STRG A, CME Term SOFR 1 Month + 1.5423%, 5.2924%, 11/15/34ž,‡	9,852,000	9,862,685
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43ž,‡	497,648	444,989
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50ž,‡	185,444	168,148
SF ABS Issuer LLC 2025-1A A2, 5.3770%, 11/25/55ž	12,936,000	12,565,158
Sixth Street CLO Ltd 2017-9A AR, CME Term SOFR 3 Month + 1.3800%, 5.2500%, 7/21/37ž,‡	8,897,000	8,929,857
SMRT 2022-MINI A, CME Term SOFR 1 Month + 1.0000%, 4.7510%, 1/17/39ž,‡	11,242,000	11,218,754
SREIT Trust 2021-MFP A, CME Term SOFR 1 Month + 0.8453%, 4.5954%, 11/15/38ž,‡	595,577	594,014
Taco Bell Funding LLC 2021-1A A2II, 2.2940%, 8/25/51ž	6,538,537	6,071,187
TEXAS Commercial Mortgage Trust 2025-TWR A, CME Term SOFR 1 Month + 1.2931%, 5.0433%, 4/15/42ž,‡	2,757,000	2,753,552
Texas Debt Capital CLO Ltd 2023-2A A1R, CME Term SOFR 3 Month + 1.3700%, 5.2400%, 10/21/37ž,‡	9,000,000	9,033,474
THE 2023-MIC Trust 2023-MIC A, 8.4366%, 12/5/38ž,‡	5,052,469	5,458,022
The Huntington National Bank 2024-2 B1, 5.4420%, 10/20/32ž	2,140,055	2,163,716
Toorak Mortgage Corp 2025-RRTL1 A1, 5.5240%, 2/25/40ž,Ç	2,600,000	2,609,475
Towd Point Mortgage Trust 2025-FIX2 A1, 5.2490%, 10/25/65ž,Ç	8,219,304	8,253,914
TYSN 2023-CRNR Mortgage Trust 2023-CRNR A, 6.5797%, 12/10/33ž,‡	8,090,504	8,509,597
United Wholesale Mortgage LLC 2021-INV1 A9, US 30 Day Average SOFR + 0.9000%, 4.9718%, 8/25/51ž,‡	3,218,791	2,997,784
UPG HI Issuer Trust 2025-2 A, 5.0000%, 9/25/47ž	2,511,000	2,519,170
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45ž	3,097,000	2,949,883
VASA Trust 2021-VASA A, CME Term SOFR 1 Month + 1.0145%, 4.7655%, 7/15/39ž,‡	2,382,000	2,323,623
Voya CLO Ltd 2024-4A A2, CME Term SOFR 3 Month + 1.5500%, 5.4344%, 7/20/37ž,‡	3,637,684	3,645,545
Wells Fargo Commercial Mortgage Trust 2021-SAVE A, CME Term SOFR 1 Month + 1.3645%, 5.1155%, 2/15/40ž,‡	407,447	407,209
Wells Fargo Commercial Mortgage Trust 2025-VTT A, 5.1004%, 3/15/38ž,‡	10,219,000	10,298,132
Wendy's Funding LLC 2021-1A A2I, 2.3700%, 6/15/51ž	1,271,921	1,185,407
Wendy's Funding LLC 2021-1A A2II, 2.7750%, 6/15/51ž	3,537,291	3,157,604
Wendy's Funding LLC 2022-1A A2II, 4.5350%, 3/15/52ž	767,963	744,381
Wendy's Funding LLC 2025-1A A2I, 5.4220%, 12/15/55ž	10,221,000	10,203,990
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36ž	194,346	193,491
Woodward Capital Management 2021-3 A21, US 30 Day Average SOFR + 0.8000%, 4.6742%, 7/25/51ž,‡	2,367,427	2,197,573
Woodward Capital Management 2023-CES1 A1A, 6.5150%, 6/25/43ž,‡	1,185,991	1,189,539
Woodward Capital Management 2024-CES1 A1A, 6.0250%, 2/25/44ž,‡	1,837,272	1,852,337
Woodward Capital Management 2024-CES2 A1A, 6.1410%, 4/25/44ž,‡	5,816,197	5,875,533
Woodward Capital Management 2024-CES5 A1A, 5.8460%, 8/25/44ž,Ç	5,549,382	5,593,874
Woodward Capital Management 2024-CES6 A1A, 5.3440%, 9/25/44ž,Ç	4,449,518	4,460,215
Woodward Capital Management 2024-CES7 A1A, 5.1580%, 10/25/44ž,Ç	6,816,376	6,835,198
Woodward Capital Management 2024-CES9 A1A, 5.5820%, 12/25/44ž,Ç	1,287,723	1,298,805
Woodward Capital Management 2025-CES10 A1A, 4.8940%, 11/25/55ž,Ç	2,790,512	2,790,888
Woodward Capital Management 2025-CES2 A1A, 5.5030%, 2/25/55ž,Ç	3,759,508	3,790,827
Woodward Capital Management 2025-CES7 A1A, 5.3770%, 7/25/55ž,Ç	3,028,827	3,142,804
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
6  | December 31, 2025

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Woodward Capital Management 2025-CES8 A1A, 5.1477%, 8/25/55ž,‡	$5,260,130	$5,283,690
Woodward Capital Management 2025-CES9 A1A, 4.7950%, 9/25/55ž,Ç	2,042,608	2,038,996
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,056,440,206)		1,057,979,961
Bank Loans and Mezzanine Loans – 0.9%
Basic Industry – 0%
Qnity Electronics Inc, CME Term SOFR 6 Month + 2.0000%, 5.6975%, 11/1/32‡	2,735,000	2,745,256
Capital Goods – 0.3%
EMRLD Borrower LP, CME Term SOFR 3 Month + 2.2500%, 6.0724%, 5/31/30‡	3,044,931	3,058,534
EMRLD Borrower LP, CME Term SOFR 6 Month + 2.2500%, 6.1219%, 8/4/31‡	14,447,751	14,505,344
TransDigm Group Inc, CME Term SOFR 1 Month + 2.5000%, 6.2161%, 8/19/32‡	7,201,950	7,248,591
		24,812,469
Consumer Cyclical – 0.1%
Belron Finance 2019 LLC, CME Term SOFR 3 Month + 2.2500%, 6.1196%, 10/16/31‡	4,420,218	4,453,480
Consumer Non-Cyclical – 0.1%
Medline Borrower LP, CME Term SOFR 1 Month + 1.7500%, 5.4661%, 10/23/30‡	8,053,369	8,099,681
Electric – 0.2%
Alpha Generation LLC, CME Term SOFR 1 Month + 2.0000%, 5.7161%, 9/30/31‡	5,175,488	5,202,080
Lightning Power LLC, CME Term SOFR 1 Month + 2.2500%, 5.9661%, 8/18/31‡	9,464,200	9,527,821
Talen Energy Supply LLC, CME Term SOFR 1 Month + 2.0000%, 5.6719%, 11/25/32‡	6,400,347	6,396,379
		21,126,280
Technology – 0.1%
X Corp, 9.5000%, 10/26/29ƒ	6,936,840	6,907,081
Transportation – 0.1%
Genesee & Wyoming Inc, CME Term SOFR 3 Month + 1.7500%, 5.4219%, 4/10/31‡	12,961,186	12,990,751
Total Bank Loans and Mezzanine Loans (cost $80,632,839)		81,134,998
Corporate Bonds – 9.1%
Banking – 2.5%
Bank of America Corp, SOFR + 1.0000%, 5.1620%, 1/24/31‡	16,431,000	16,962,613
Bank of America Corp, SOFR + 1.8400%, 5.8720%, 9/15/34‡	6,100,000	6,509,638
Bank of America Corp, SOFR + 1.6970%, 5.7440%, 2/12/36‡	27,060,000	28,196,461
Capital One Financial Corp, SOFR + 3.0700%, 7.6240%, 10/30/31‡	6,330,000	7,153,823
Capital One Financial Corp, SOFR + 1.9900%, 5.8840%, 7/26/35‡	8,321,000	8,757,903
Capital One Financial Corp, SOFR + 2.0360%, 6.1830%, 1/30/36‡	6,214,000	6,486,688
Citigroup Inc, CME Term SOFR 3 Month + 1.8246%, 3.8870%, 1/10/28‡	11,561,000	11,538,950
Citigroup Inc, SOFR + 1.1710%, 4.5030%, 9/11/31‡	3,290,000	3,300,182
Citigroup Inc, SOFR + 2.0560%, 5.8270%, 2/13/35‡	17,397,000	17,793,827
Citigroup Inc, SOFR + 1.4880%, 5.1740%, 9/11/36‡	2,832,000	2,858,472
Citigroup Inc, 6.6250%‡,μ	4,527,000	4,596,852
Discover Financial Services, SOFR + 3.3700%, 7.9640%, 11/2/34‡	4,170,000	4,916,412
Goldman Sachs Group Inc, SOFR + 1.3800%, 5.5360%, 1/28/36‡	7,598,000	7,885,784
JPMorgan Chase & Co, SOFR + 1.0100%, 5.1400%, 1/24/31‡	7,304,000	7,549,368
Morgan Stanley, SOFR + 1.2900%, 2.9430%, 1/21/33‡	5,523,000	5,040,803
Morgan Stanley, SOFR + 1.8800%, 5.4240%, 7/21/34‡	6,139,000	6,386,502
Morgan Stanley, SOFR + 1.5550%, 5.3200%, 7/19/35‡	8,439,000	8,687,121
PNC Financial Services Group Inc/The, SOFR + 1.0720%, 5.2220%, 1/29/31‡	2,562,000	2,650,843
PNC Financial Services Group Inc/The, SOFR + 2.2840%, 6.8750%, 10/20/34‡	7,688,000	8,699,948
PNC Financial Services Group Inc/The, SOFR + 1.5990%, 5.4010%, 7/23/35‡	8,376,000	8,663,739
Societe Generale SA, US Treasury Yield Curve Rate 1 Year + 1.2000%, 5.5000%, 4/13/29ž,‡	4,851,000	4,968,213
Societe Generale SA, US Treasury Yield Curve Rate 1 Year + 1.6000%, 6.1000%, 4/13/33ž,‡	11,950,000	12,626,599
US Bancorp, SOFR + 1.5600%, 5.3840%, 1/23/30‡	6,844,000	7,088,238
US Bancorp, SOFR + 1.0610%, 5.0460%, 2/12/31‡	7,145,000	7,338,994
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 7

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Corporate Bonds – (continued)
Banking – (continued)
US Bancorp, SOFR + 1.4110%, 5.4240%, 2/12/36‡	$7,864,000	$8,173,292
US Bancorp, US Treasury Yield Curve Rate 5 Year + 0.9500%, 2.4910%, 11/3/36‡	6,449,000	5,628,500
Wells Fargo & Co, SOFR + 1.1100%, 5.2440%, 1/24/31‡	15,197,000	15,736,796
		236,196,561
Basic Industry – 0%
Qnity Electronics Inc, 5.7500%, 8/15/32ž	3,406,000	3,482,451
Brokerage – 0.7%
Jane Street Group / JSG Finance Inc, 7.1250%, 4/30/31ž	4,873,000	5,120,384
Jane Street Group / JSG Finance Inc, 6.1250%, 11/1/32ž	12,094,000	12,306,371
Jane Street Group / JSG Finance Inc, 6.7500%, 5/1/33ž	9,862,000	10,293,920
LPL Holdings Inc, 6.7500%, 11/17/28	10,435,000	11,137,098
LPL Holdings Inc, 5.2000%, 3/15/30	2,938,000	3,006,549
LPL Holdings Inc, 5.1500%, 6/15/30	4,736,000	4,829,839
LPL Holdings Inc, 6.0000%, 5/20/34	6,846,000	7,199,178
LPL Holdings Inc, 5.6500%, 3/15/35	4,920,000	5,043,004
LPL Holdings Inc, 5.7500%, 6/15/35	5,874,000	6,044,058
		64,980,401
Capital Goods – 0.1%
Quikrete Holdings Inc, 6.3750%, 3/1/32ž	5,502,000	5,726,922
TransDigm Inc, 6.2500%, 1/31/34ž	1,025,000	1,063,623
TransDigm Inc, 6.7500%, 1/31/34ž	3,509,000	3,655,270
		10,445,815
Communications – 0.2%
AppLovin Corp, 5.3750%, 12/1/31	6,587,000	6,830,521
AppLovin Corp, 5.5000%, 12/1/34	7,627,000	7,836,374
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.6500%, 2/1/34	7,866,000	8,286,362
		22,953,257
Consumer Cyclical – 0.6%
Carnival Corp, 5.7500%, 8/1/32ž	7,105,000	7,291,726
Flutter Treasury DAC, 5.8750%, 6/4/31ž	3,621,000	3,671,332
Ford Motor Credit Co LLC, 7.1220%, 11/7/33	3,812,000	4,094,330
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	344,000	349,988
GLP Capital LP / GLP Financing II Inc, 6.7500%, 12/1/33	4,841,000	5,261,557
GLP Capital LP / GLP Financing II Inc, 5.6250%, 9/15/34	5,014,000	5,086,946
NCL Corporation Ltd, 5.8750%, 1/15/31ž	12,899,000	12,850,196
NCL Corporation Ltd, 6.2500%, 9/15/33ž	7,997,000	7,993,632
VICI Properties LP, 5.6250%, 4/1/35	5,593,000	5,711,509
		52,311,216
Consumer Non-Cyclical – 0.9%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 6.5000%, 2/15/28ž	4,757,000	4,858,875
CVS Health Corp, 5.0000%, 9/15/32	2,820,000	2,878,291
CVS Health Corp, 5.2500%, 2/21/33	999,000	1,028,551
CVS Health Corp, 5.7000%, 6/1/34	5,130,000	5,375,812
CVS Health Corp, 5.4500%, 9/15/35	5,014,000	5,132,383
CVS Health Corp, 4.7800%, 3/25/38	11,256,000	10,624,670
CVS Health Corp, 6.2000%, 9/15/55	2,902,000	2,946,519
Diageo Capital PLC, 2.1250%, 4/29/32	2,398,000	2,086,712
HCA Inc, 3.6250%, 3/15/32	3,617,000	3,416,366
HCA Inc, 5.6000%, 4/1/34	5,683,000	5,926,913
Solventum Corp, 5.4500%, 3/13/31	10,557,000	11,012,227
Solventum Corp, 5.6000%, 3/23/34	13,920,000	14,483,651
Teva Pharmaceutical Finance Co LLC, 6.1500%, 2/1/36	2,845,000	2,986,962
Teva Pharmaceutical Finance Netherlands III BV, 6.0000%, 12/1/32#	5,206,000	5,463,739
Teva Pharmaceutical Finance Netherlands IV BV, 5.7500%, 12/1/30	4,167,000	4,322,114
		82,543,785
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
8  | December 31, 2025

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Corporate Bonds – (continued)
Electric – 0.8%
Alpha Generation LLC, 6.2500%, 1/15/34ž	$9,467,000	$9,551,985
American Electric Power Co Inc, US Treasury Yield Curve Rate 5 Year + 2.1280%, 5.8000%, 3/15/56‡	3,569,000	3,543,162
American Electric Power Co Inc, US Treasury Yield Curve Rate 5 Year + 1.9400%, 6.0500%, 3/15/56‡	2,855,000	2,805,123
Duke Energy Corp, 5.4500%, 6/15/34	12,350,000	12,859,964
Exelon Corp, 5.4500%, 3/15/34	6,072,000	6,313,172
NRG Energy Inc, 4.7340%, 10/15/30ž	7,282,000	7,291,226
NRG Energy Inc, 5.7500%, 1/15/34ž	3,913,000	3,952,795
NRG Energy Inc, 6.0000%, 1/15/36ž	7,330,000	7,427,074
Talen Energy Supply LLC, 6.2500%, 2/1/34ž	6,610,000	6,741,631
Talen Energy Supply LLC, 6.5000%, 2/1/36ž	10,849,000	11,218,838
Xcel Energy Inc, 5.6000%, 4/15/35	4,187,000	4,335,919
		76,040,889
Energy – 1.1%
Cheniere Energy Inc, 5.6500%, 4/15/34	7,295,000	7,567,687
Civitas Resources Inc, 8.6250%, 11/1/30ž	1,877,000	1,967,209
Civitas Resources Inc, 8.7500%, 7/1/31ž,#	3,479,000	3,609,119
Civitas Resources Inc, 9.6250%, 6/15/33ž	6,746,000	7,283,104
Columbia Pipelines Operating Company LLC, 6.0360%, 11/15/33ž	4,304,000	4,607,249
Columbia Pipelines Operating Company LLC, 6.4970%, 8/15/43ž	868,000	916,960
Columbia Pipelines Operating Company LLC, 6.5440%, 11/15/53ž	4,489,000	4,779,952
DT Midstream Inc, 4.1250%, 6/15/29ž	8,843,000	8,726,422
DT Midstream Inc, 4.3750%, 6/15/31ž	14,397,000	14,095,260
DT Midstream Inc, 4.3000%, 4/15/32ž	2,519,000	2,433,234
Hess Midstream Operations LP, 5.1250%, 6/15/28ž	3,621,000	3,635,614
Hess Midstream Operations LP, 4.2500%, 2/15/30ž	5,338,000	5,221,022
Occidental Petroleum Corp, 8.8750%, 7/15/30	3,602,000	4,165,000
Occidental Petroleum Corp, 6.6250%, 9/1/30	2,536,000	2,730,166
Occidental Petroleum Corp, 6.1250%, 1/1/31	4,546,000	4,804,790
Sunoco LP, 7.0000%, 5/1/29ž	7,825,000	8,161,131
Sunoco LP, 5.6250%, 3/15/31ž	2,711,000	2,730,863
Sunoco LP, 7.2500%, 5/1/32ž	4,408,000	4,660,738
Sunoco LP, 5.8750%, 3/15/34ž	4,599,000	4,598,593
Viper Energy Partners LLC, 4.9000%, 8/1/30#	2,159,000	2,183,764
Viper Energy Partners LLC, 5.7000%, 8/1/35	5,742,000	5,859,883
		104,737,760
Finance Companies – 0.3%
Blackstone Private Credit Fund, 7.3000%, 11/27/28	5,166,000	5,479,724
Blue Owl Credit Income Corp, 7.9500%, 6/13/28	3,051,000	3,226,059
OWL Rock Core Income Corp, 4.7000%, 2/8/27	877,000	873,549
Rocket Cos Inc, 6.1250%, 8/1/30ž	3,459,000	3,575,496
Rocket Cos Inc, 6.3750%, 8/1/33ž	14,496,000	15,113,805
		28,268,633
Financial Institutions – 0.1%
Atlas Warehouse Lending Co LP, 4.6250%, 11/15/28ž	2,056,000	2,063,716
Atlas Warehouse Lending Co LP, 4.9500%, 11/15/30ž	3,242,000	3,252,775
		5,316,491
Insurance – 0.8%
Aon North America Inc, 5.4500%, 3/1/34	15,757,000	16,374,920
Asurion LLC / Asurion Co-Issuer Inc, 8.0000%, 12/31/32ž	5,405,000	5,608,290
Athene Global Funding, 2.6460%, 10/4/31ž	5,823,000	5,149,226
Brown & Brown Inc, 4.9000%, 6/23/30	2,159,000	2,188,858
Brown & Brown Inc, 5.2500%, 6/23/32	949,000	970,476
Centene Corp, 4.2500%, 12/15/27	16,441,000	16,344,201
Health Care Service Corp, 5.2000%, 6/15/29ž	5,028,000	5,153,727
Health Care Service Corp, 2.2000%, 6/1/30ž	4,729,000	4,293,940
Health Care Service Corp, 5.4500%, 6/15/34ž	11,338,000	11,607,558
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 9

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Corporate Bonds – (continued)
Insurance – (continued)
Humana Inc, 5.8750%, 3/1/33	$1,812,000	$1,903,355
Humana Inc, 5.9500%, 3/15/34	4,950,000	5,191,197
		74,785,748
Professional Services – 0.2%
Booz Allen Hamilton Inc, 5.9500%, 8/4/33	7,687,000	8,007,791
Booz Allen Hamilton Inc, 5.9500%, 4/15/35#	11,859,000	12,286,944
		20,294,735
Real Estate Investment Trusts (REITs) – 0.1%
Invitation Homes Inc, 2.0000%, 8/15/31	5,620,000	4,908,785
Technology – 0.7%
CACI International Inc, 6.3750%, 6/15/33ž	2,923,000	3,024,366
Constellation Software Inc/Canada, 5.1580%, 2/16/29ž	2,126,000	2,166,524
Constellation Software Inc/Canada, 5.4610%, 2/16/34ž	6,181,000	6,226,051
CoreWeave Inc, 9.2500%, 6/1/30ž	7,744,000	7,200,159
CoreWeave Inc, 9.0000%, 2/1/31ž	3,111,000	2,851,294
Foundry JV Holdco LLC, 5.9000%, 1/25/33ž	1,844,000	1,929,464
Foundry JV Holdco LLC, 5.8750%, 1/25/34ž	8,628,000	8,860,487
Foundry JV Holdco LLC, 6.2500%, 1/25/35ž	1,844,000	1,955,362
Marvell Technology Inc, 1.6500%, 4/15/26	3,675,000	3,650,113
MSCI Inc, 4.0000%, 11/15/29ž	1,463,000	1,430,364
Oracle Corp, 5.5000%, 8/3/35	2,134,000	2,091,069
Oracle Corp, 5.2000%, 9/26/35	6,585,000	6,308,962
Oracle Corp, 5.9500%, 9/26/55	5,500,000	4,873,078
Oracle Corp, 6.1000%, 9/26/65	7,356,000	6,487,937
Western Digital Corp, 4.7500%, 2/15/26	1,521,000	1,522,164
Workday Inc, 3.8000%, 4/1/32	4,129,000	3,950,907
		64,528,301
Transportation – 0%
GXO Logistics Inc, 1.6500%, 7/15/26	4,255,000	4,194,142
Total Corporate Bonds (cost $834,696,971)		855,988,970
Mortgage-Backed Securities – 6.7%
Fannie Mae:
3.0000%, TBA, 30 Year Maturity	692,000	612,017
3.5000%, TBA, 30 Year Maturity	830,458	765,168
5.0000%, TBA, 30 Year Maturity	372,000	371,005
		1,748,190
Fannie Mae Pool:
BO3223, 3.0000%, 10/1/34	139,032	135,139
BO4725, 2.5000%, 11/1/34	142,540	136,507
BO7717, 3.0000%, 11/1/34	66,048	64,258
BO5957, 3.0000%, 12/1/34	85,017	82,527
FS3713, 2.5000%, 12/1/36	8,852,933	8,437,936
995757, 6.0000%, 2/1/37	39,408	41,746
AL6997, 4.5000%, 11/1/42	211,460	212,883
AB7563, 3.0000%, 1/1/43	144,442	133,607
MA1363, 3.0000%, 2/1/43	31,847	29,368
AT2957, 3.0000%, 5/1/43	315,736	289,251
AL5942, 5.0000%, 7/1/44	23,736	24,144
AL5887, 4.5000%, 10/1/44	494,945	496,872
AL6542, 4.5000%, 3/1/45	825,076	828,289
AL6842, 4.0000%, 5/1/45	186,111	180,489
AL7381, 4.5000%, 6/1/45	435,810	435,042
BM3912, 3.0000%, 3/1/47	1,046,687	956,318
CA0108, 3.5000%, 8/1/47	178,149	168,573
BH1902, 3.5000%, 12/1/47	71,329	67,495
BM3282, 3.5000%, 12/1/47	52,343	49,529
BJ4559, 3.5000%, 1/1/48	483,614	456,093
BJ4566, 4.0000%, 1/1/48	1,848,004	1,796,024
BJ4567, 4.0000%, 1/1/48	1,830,257	1,776,688
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
10 | December 31, 2025

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
CA4646, 3.0000%, 2/1/48	$544,592	$499,201
BJ5170, 3.5000%, 3/1/48	85,913	81,290
BK1964, 4.0000%, 3/1/48	536,985	521,566
BK3211, 4.5000%, 3/1/48	22,998	22,827
BJ9181, 5.0000%, 5/1/48	493,387	501,451
BN0012, 4.5000%, 8/1/48	12,684	12,589
MA3521, 4.0000%, 11/1/48	1,489,322	1,434,341
BN3899, 4.0000%, 12/1/48	221,162	212,997
FM3664, 4.0000%, 3/1/49	774,738	746,137
CA3683, 4.5000%, 6/1/49	85,675	84,971
CA4035, 4.5000%, 8/1/49	134,660	133,554
MA3774, 3.0000%, 9/1/49	3,823,924	3,431,086
BO2983, 3.0000%, 9/1/49	146,684	133,285
MA3908, 4.5000%, 1/1/50	186,106	184,576
CA5573, 4.0000%, 4/1/50	592,231	567,528
MA4079, 3.0000%, 7/1/50	1,993,061	1,783,392
BM7069, 4.5000%, 7/1/50	4,007,976	3,890,317
CA6635, 2.5000%, 8/1/50	17,765,848	15,385,180
BK2913, 2.5000%, 8/1/50	500,897	434,957
FM5076, 4.0000%, 8/1/50	520,882	499,155
FS2713, 4.5000%, 10/1/50	3,039,944	3,017,308
FS5362, 4.5000%, 12/1/50	4,073,507	4,043,176
FS2546, 4.0000%, 3/1/51	120,379	115,935
20510401, 3.0000%, 4/1/51	524,185	469,481
MA4378, 2.0000%, 7/1/51	18,544,276	15,120,983
FS0359, 2.5000%, 1/1/52	3,275,820	2,820,337
CB2681, 3.5000%, 1/1/52	1,580,325	1,484,758
FS0662, 2.5000%, 2/1/52	15,973,562	13,742,639
FS5130, 2.5000%, 2/1/52	15,648,886	13,470,499
CB2750, 2.5000%, 2/1/52	8,500,160	7,267,015
CB2891, 3.0000%, 2/1/52	11,015,408	9,858,927
BV2802, 3.0000%, 2/1/52	1,479,974	1,324,119
CB2907, 3.5000%, 2/1/52	4,319,234	4,057,705
CB3043, 2.5000%, 3/1/52	6,801,813	5,851,848
FS1081, 2.5000%, 3/1/52	6,587,848	5,660,596
FS5988, 2.5000%, 3/1/52	6,583,568	5,656,904
CB3042, 2.5000%, 3/1/52	2,473,168	2,129,704
BT2256, 2.5000%, 3/1/52	606,567	521,004
BV2965, 2.5000%, 3/1/52	484,644	416,429
BV5152, 2.5000%, 3/1/52	461,259	396,838
BV2962, 2.5000%, 3/1/52	202,535	174,304
BV4144, 3.0000%, 3/1/52	3,004,268	2,691,772
CB3123, 3.5000%, 3/1/52	15,453,910	14,498,580
FS1184, 3.5000%, 3/1/52	2,955,631	2,776,602
CB3240, 3.0000%, 4/1/52	6,888,648	6,164,519
BV5379, 3.0000%, 4/1/52	2,650,533	2,382,088
BV5380, 3.0000%, 4/1/52	2,250,358	2,016,028
BV5394, 3.5000%, 4/1/52	2,096,350	1,965,335
FS1869, 3.5000%, 4/1/52	1,688,342	1,583,972
FS1301, 3.5000%, 4/1/52	1,151,668	1,072,901
BV5393, 3.5000%, 4/1/52	1,144,436	1,074,291
BV8485, 3.5000%, 4/1/52	721,333	676,252
BV4203, 3.5000%, 4/1/52	400,463	375,947
BV8484, 3.5000%, 4/1/52	396,140	371,860
BV6879, 4.5000%, 4/1/52	343,824	337,601
BV7632, 4.5000%, 4/1/52	264,191	259,410
BW0081, 4.5000%, 4/1/52	194,409	190,860
BV7132, 4.5000%, 4/1/52	136,854	134,356
BW0072, 4.5000%, 4/1/52	115,418	113,312
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 11

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
BV7131, 4.5000%, 4/1/52	$109,255	$107,264
FS6926, 2.5000%, 5/1/52	16,877,773	14,517,148
CB3501, 3.5000%, 5/1/52	1,937,313	1,807,313
BV8544, 3.5000%, 5/1/52	1,178,562	1,104,818
FS3377, 4.0000%, 5/1/52	2,769,908	2,667,651
BW0343, 4.5000%, 5/1/52	536,278	526,489
FS3160, 3.0000%, 6/1/52	1,511,593	1,352,056
CB3837, 3.5000%, 6/1/52	7,299,573	6,846,632
FS2144, 3.5000%, 6/1/52	4,245,485	3,987,344
FS5491, 3.0000%, 7/1/52	6,522,542	5,834,138
FS5339, 3.0000%, 7/1/52	3,931,811	3,517,297
CB4076, 3.5000%, 7/1/52	1,048,870	983,787
CB4329, 3.5000%, 7/1/52	373,468	350,731
BW0972, 4.5000%, 7/1/52	2,089,050	2,059,680
CB4320, 3.5000%, 8/1/52	738,207	692,344
BW7369, 5.0000%, 10/1/52	1,893,121	1,915,463
BW1288, 5.0000%, 10/1/52	845,845	854,208
BT8021, 5.0000%, 1/1/53	1,075,321	1,087,754
BX5759, 5.0000%, 1/1/53	375,917	378,401
BX5969, 5.0000%, 2/1/53	440,531	445,566
BX8071, 5.0000%, 3/1/53	227,240	229,334
BX7860, 5.5000%, 3/1/53	163,596	168,820
BX9351, 5.0000%, 4/1/53	502,641	507,274
BY0782, 5.5000%, 4/1/53	93,578	96,730
BY1920, 5.0000%, 5/1/53	273,942	276,449
BY1896, 5.5000%, 5/1/53	171,410	176,083
BY0866, 5.5000%, 5/1/53	88,051	90,451
BY3263, 5.0000%, 6/1/53	389,675	393,824
BY2783, 5.0000%, 6/1/53	301,719	304,459
BY4284, 5.5000%, 6/1/53	161,080	166,754
CB6686, 4.5000%, 7/1/53	1,948,960	1,929,150
BY6374, 5.5000%, 7/1/53	427,443	439,010
BY7004, 5.5000%, 7/1/53	218,484	226,110
CB6851, 4.5000%, 8/1/53	1,692,147	1,674,861
BY6690, 5.0000%, 8/1/53	323,730	327,274
CB7112, 5.5000%, 9/1/53	7,373,032	7,616,977
CB7430, 5.5000%, 11/1/53	2,430,975	2,517,595
FS8037, 6.0000%, 1/1/54	2,269,341	2,375,330
CB8134, 5.5000%, 3/1/54	4,491,226	4,639,646
FS7607, 6.0000%, 3/1/54	1,946,359	2,029,365
FS7643, 6.0000%, 4/1/54	4,857,472	5,082,022
CB8543, 6.0000%, 5/1/54	12,802,081	13,340,995
20550801, 6.0000%, 8/1/55	3,630,912	3,756,122
BF0130, 3.5000%, 8/1/56	2,320,902	2,144,774
BF0167, 3.0000%, 2/1/57	2,331,759	2,035,059
BF0189, 3.0000%, 6/1/57	43,236	37,613
BF0619, 2.5000%, 3/1/62	17,772,032	14,631,291
BF0598, 2.5000%, 3/1/62	5,618,911	4,706,990
		306,601,819
Freddie Mac Gold Pool:
Q58477, 4.0000%, 9/1/48	443,652	427,852
Freddie Mac Pool:
ZS7403, 3.0000%, 5/1/31	1,476,171	1,453,217
ZK8962, 3.0000%, 9/1/32	365,677	357,551
ZK9009, 3.0000%, 10/1/32	192,096	187,651
ZK9163, 3.0000%, 1/1/33	242,735	237,215
SB0040, 2.5000%, 12/1/33	1,636,883	1,590,234
QN0786, 3.0000%, 10/1/34	460,230	447,178
QN0783, 3.0000%, 10/1/34	203,146	197,216
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
12 | December 31, 2025

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Freddie Mac Pool – (continued)
SB0116, 2.5000%, 11/1/34	$532,330	$509,982
QN0951, 2.5000%, 11/1/34	137,865	131,965
SB0866, 2.5000%, 6/1/37	6,689,966	6,330,623
ZS3695, 6.0000%, 4/1/40	543,803	578,143
ZT1145, 4.5000%, 5/1/44	151,361	151,094
ZT1257, 3.0000%, 1/1/46	95,227	87,836
ZM1434, 3.5000%, 7/1/46	411,851	389,430
ZT1633, 4.0000%, 3/1/47	200,034	194,091
ZT0534, 3.5000%, 12/1/47	1,272,715	1,200,032
ZM5707, 3.5000%, 2/1/48	465,719	438,305
ZM5945, 4.0000%, 3/1/48	432,461	420,043
ZM5865, 4.5000%, 3/1/48	21,212	21,054
ZM6276, 4.0000%, 4/1/48	512,311	496,990
ZM6220, 4.0000%, 4/1/48	490,540	472,431
ZM6427, 4.0000%, 5/1/48	853,441	821,934
ZM7182, 4.5000%, 7/1/48	129,359	128,396
ZM7926, 5.0000%, 9/1/48	28,721	29,061
ZT1320, 4.0000%, 11/1/48	133,169	128,253
SI2017, 4.0000%, 12/1/48	1,656,068	1,594,930
ZN2165, 4.5000%, 12/1/48	426,368	425,781
ZA7158, 4.5000%, 6/1/49	126,722	125,762
RA1087, 4.5000%, 7/1/49	853,357	846,895
RA1088, 4.5000%, 7/1/49	164,310	162,959
QA2159, 3.0000%, 8/1/49	199,428	176,812
RA1188, 4.5000%, 8/1/49	863,363	856,825
QA4936, 3.0000%, 12/1/49	225,432	202,273
QA5622, 3.0000%, 12/1/49	172,448	154,732
RA1999, 4.5000%, 1/1/50	603,974	599,400
SD8040, 4.5000%, 1/1/50	141,053	139,894
QA8274, 3.5000%, 3/1/50	139,270	129,515
SD1551, 4.0000%, 3/1/50	1,613,186	1,553,632
SE9056, 4.5000%, 3/1/50	1,742,568	1,690,376
QB1708, 2.5000%, 8/1/50	237,647	206,436
QB2976, 2.5000%, 8/1/50	106,719	92,670
QB3353, 2.5000%, 9/1/50	464,368	403,092
SD1143, 4.5000%, 9/1/50	4,557,120	4,523,188
RA5285, 2.5000%, 5/1/51	12,015,850	10,302,456
SD1137, 2.5000%, 6/1/51	5,562,054	4,806,392
QC5848, 2.5000%, 8/1/51	14,014,442	12,007,375
RA5906, 2.5000%, 9/1/51	9,763,898	8,401,288
SD0688, 2.5000%, 10/1/51	12,316,032	10,586,318
SD7548, 2.5000%, 11/1/51	3,800,749	3,278,167
QD6087, 2.5000%, 1/1/52	1,038,563	895,575
QD4842, 2.5000%, 1/1/52	647,940	558,532
QD7069, 2.5000%, 2/1/52	1,616,352	1,390,607
QD9513, 2.5000%, 2/1/52	1,101,785	942,542
QD6554, 3.0000%, 2/1/52	820,849	735,559
QD6555, 3.0000%, 2/1/52	565,312	508,185
SD0931, 2.5000%, 3/1/52	8,571,606	7,357,145
QD8288, 2.5000%, 3/1/52	268,297	230,533
QD9182, 3.0000%, 3/1/52	801,297	720,232
QE0318, 4.5000%, 3/1/52	91,621	89,963
SD0943, 3.5000%, 4/1/52	1,709,781	1,606,254
QE0354, 3.5000%, 4/1/52	872,726	818,184
QE1072, 3.5000%, 4/1/52	816,587	765,553
QE1073, 3.5000%, 4/1/52	254,373	238,782
QD9191, 3.5000%, 4/1/52	196,058	184,056
SD8212, 2.5000%, 5/1/52	4,304,957	3,661,678
SD3493, 2.5000%, 5/1/52	3,550,697	3,054,224
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 13

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Freddie Mac Pool – (continued)
SD1041, 3.0000%, 6/1/52	$11,082,182	$9,967,009
SD7023, 3.0000%, 6/1/52	5,114,524	4,566,507
SD1840, 3.0000%, 6/1/52	3,640,032	3,255,855
SD1150, 3.5000%, 6/1/52	3,814,150	3,583,204
QF0488, 5.5000%, 9/1/52	1,911,408	1,960,241
QF2386, 5.0000%, 10/1/52	3,516,348	3,539,947
QF2145, 5.0000%, 10/1/52	117,056	118,213
QF2437, 5.5000%, 10/1/52	122,899	127,663
QF7813, 5.0000%, 1/1/53	218,097	220,601
QF6841, 5.0000%, 1/1/53	190,530	192,375
QF8398, 5.0000%, 3/1/53	783,015	790,285
QF9871, 5.0000%, 3/1/53	748,944	755,847
QG1442, 5.0000%, 4/1/53	870,373	872,947
QG2380, 5.0000%, 5/1/53	1,767,079	1,776,385
QG3598, 5.0000%, 5/1/53	1,082,441	1,088,141
QG3742, 5.0000%, 5/1/53	152,879	154,267
SD2897, 5.5000%, 5/1/53	1,403,561	1,434,338
QG2543, 5.5000%, 5/1/53	260,788	267,221
QG4742, 5.0000%, 6/1/53	745,948	744,646
QG5161, 5.0000%, 6/1/53	698,846	697,626
QG3917, 5.0000%, 6/1/53	681,073	684,660
QG5055, 5.0000%, 6/1/53	598,264	597,559
QG4676, 5.0000%, 6/1/53	218,717	218,566
QG3912, 5.5000%, 6/1/53	863,779	887,326
QG4741, 5.5000%, 6/1/53	423,252	429,409
QG6693, 5.5000%, 7/1/53	1,794,594	1,843,158
QG7441, 5.5000%, 7/1/53	1,051,346	1,079,797
SD4294, 5.5000%, 9/1/53	1,743,995	1,801,092
RA9851, 6.0000%, 9/1/53	13,536,250	14,074,523
SD4009, 6.0000%, 9/1/53	4,002,660	4,186,972
SD4668, 6.0000%, 10/1/53	6,651,172	6,880,975
SD4247, 6.5000%, 11/1/53	4,535,446	4,781,105
QI2699, 5.5000%, 4/1/54	1,143,312	1,182,903
RJ1341, 6.0000%, 4/1/54	9,322,643	9,715,087
RJ3021, 5.5000%, 12/1/54	14,321,360	14,621,580
SL1226, 5.5000%, 5/1/55	2,433,641	2,504,107
RJ4363, 5.5000%, 6/1/55	680,196	701,387
		206,328,221
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	15,308,258	13,207,965
3.5000%, TBA, 30 Year Maturity	19,884,335	18,090,848
4.0000%, TBA, 30 Year Maturity	4,572,047	4,315,144
5.0000%, TBA, 30 Year Maturity	6,595,041	6,576,799
		42,190,756
Ginnie Mae I Pool:
784059, 4.0000%, 1/15/45	2,031,836	1,924,345
784182, 4.5000%, 8/15/46	2,228,713	2,216,620
BB4357, 4.0000%, 7/15/47	437,472	420,728
BC7161, 4.0000%, 8/15/47	61,651	59,292
BD7109, 4.0000%, 11/15/47	47,821	45,991
BD7135, 4.0000%, 12/15/47	173,490	166,850
		4,833,826
Ginnie Mae II Pool:
MA4068, 3.0000%, 11/20/46	8,876,480	8,090,851
BB9817, 4.0000%, 8/20/47	269,067	258,912
BB9814, 4.0000%, 8/20/47	41,859	40,279
BB9835, 4.0000%, 8/20/47	39,185	37,706
MA5021, 4.5000%, 2/20/48	197,546	196,045
MA5192, 4.0000%, 5/20/48	103,017	99,132
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
14 | December 31, 2025

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Ginnie Mae II Pool – (continued)
BH3673, 4.5000%, 5/20/48	$285,857	$280,539
BH3672, 4.5000%, 5/20/48	62,849	62,001
MA5264, 4.0000%, 6/20/48	1,033,895	994,906
MA5400, 5.0000%, 8/20/48	690,274	699,300
MA5930, 3.5000%, 5/20/49	11,658,167	10,816,446
MA7255, 2.5000%, 3/20/51	11,325,431	9,783,111
MA7313, 3.0000%, 4/20/51	9,676,439	8,716,369
MA7473, 3.0000%, 7/20/51	5,513,484	4,965,171
MA7535, 3.0000%, 8/20/51	12,520,816	11,274,658
785843, 2.5000%, 1/20/52	9,610,073	8,185,042
		64,500,468
Total Mortgage-Backed Securities (cost $632,966,467)		626,631,132
United States Treasury Notes/Bonds – 6.4%
3.5000%, 12/15/28	15,690,000	15,671,613
3.5000%, 11/30/30	195,278,000	193,309,965
3.7500%, 11/30/32	68,999,000	68,201,199
4.0000%, 11/15/35	184,283,800	181,634,720
4.6250%, 11/15/45	78,524,000	76,732,671
4.7500%, 8/15/55	70,796,000	69,601,318
Total United States Treasury Notes/Bonds (cost $609,974,977)		605,151,486
Common Stocks – 64.5%
Aerospace & Defense – 1.3%
General Electric Co	254,372	78,354,207
Howmet Aerospace Inc	226,190	46,373,474
		124,727,681
Banks – 2.0%
JPMorgan Chase & Co	429,298	138,328,401
PNC Financial Services Group Inc/The	222,490	46,440,338
		184,768,739
Beverages – 0.5%
Monster Beverage Corp*	650,150	49,847,001
Biotechnology – 1.9%
AbbVie Inc	312,390	71,377,991
Amgen Inc	142,383	46,603,380
Vertex Pharmaceuticals Inc*	129,622	58,765,430
		176,746,801
Building Products – 0.5%
Trane Technologies PLC	132,314	51,496,609
Capital Markets – 4.3%
Charles Schwab Corp	666,822	66,622,186
CME Group Inc	220,825	60,302,891
Coinbase Global Inc - Class A*	24,232	5,479,825
Goldman Sachs Group Inc	87,672	77,063,688
Intercontinental Exchange Inc	391,819	63,459,005
Moody's Corp	88,700	45,312,395
Morgan Stanley	470,807	83,582,367
		401,822,357
Chemicals – 0.3%
Ecolab Inc	112,458	29,522,474
Communications Equipment – 0.5%
Motorola Solutions Inc	130,042	49,847,699
Consumer Finance – 1.3%
American Express Co	335,482	124,111,566
Diversified Financial Services – 1.8%
Mastercard Inc - Class A	304,075	173,590,336
Electrical Equipment – 0.7%
Eaton Corp PLC	186,566	59,423,137
Emerson Electric Co	83,498	11,081,854
		70,504,991
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 15

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 0.9%
Amphenol Corp	624,952	$84,456,013
Entertainment – 1.7%
Netflix Inc*	762,266	71,470,060
Walt Disney Co/The	803,286	91,389,848
		162,859,908
Food & Staples Retailing – 0.4%
Costco Wholesale Corp	46,632	40,212,639
Health Care Equipment & Supplies – 2.1%
Abbott Laboratories	583,432	73,098,195
Intuitive Surgical Inc*	81,919	46,395,645
Stryker Corp	209,628	73,677,953
		193,171,793
Health Care Providers & Services – 0.4%
HCA Healthcare Inc	83,138	38,813,807
Hotels, Restaurants & Leisure – 2.2%
Booking Holdings Inc	17,131	91,742,158
Hilton Worldwide Holdings Inc	156,456	44,941,986
Royal Caribbean Cruises Ltd	253,314	70,654,341
		207,338,485
Independent Power and Renewable Electricity Producers – 0.2%
Vistra Corp	141,104	22,764,308
Information Technology Services – 0.2%
Accenture PLC	53,950	14,474,785
Insurance – 1.1%
Progressive Corp/The	442,970	100,873,128
Interactive Media & Services – 6.1%
Alphabet Inc - Class C	1,250,785	392,496,333
Meta Platforms Inc - Class A	281,164	185,593,545
		578,089,878
Life Sciences Tools & Services – 1.3%
Danaher Corp	266,922	61,103,784
Thermo Fisher Scientific Inc	101,600	58,872,120
		119,975,904
Machinery – 0.4%
Deere & Co	81,662	38,019,377
Multiline Retail – 3.2%
Amazon.com Inc*	1,300,769	300,243,501
Oil, Gas & Consumable Fuels – 0.7%
Chevron Corp	428,548	65,315,001
Pharmaceuticals – 3.1%
Eli Lilly & Co	134,853	144,923,822
Johnson & Johnson	410,018	84,853,225
Zoetis Inc	482,352	60,689,529
		290,466,576
Road & Rail – 1.3%
Uber Technologies Inc*	891,195	72,819,543
Union Pacific Corp	195,552	45,235,089
		118,054,632
Semiconductor & Semiconductor Equipment – 10.4%
Broadcom Inc	643,047	222,558,567
KLA Corp	66,852	81,230,528
Lam Research Corp	528,424	90,455,620
NVIDIA Corp	3,121,598	582,178,027
		976,422,742
Software – 7.5%
Adobe Inc*	113,998	39,898,160
Cadence Design Systems Inc*	133,094	41,602,523
Intuit Inc	97,986	64,907,886
Microsoft Corp	977,145	472,566,865
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
16 | December 31, 2025

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Common Stocks – (continued)
Software – (continued)
Oracle Corp	272,468	$53,106,738
ServiceNow Inc*	224,897	34,451,971
		706,534,143
Specialty Retail – 1.2%
Home Depot Inc	194,462	66,914,374
TJX Cos Inc	293,452	45,077,162
		111,991,536
Technology Hardware, Storage & Peripherals – 3.5%
Apple Inc	1,111,081	302,058,481
Dell Technologies Inc	212,038	26,691,343
		328,749,824
Textiles, Apparel & Luxury Goods – 0.5%
NIKE Inc - Class B	793,748	50,569,685
Tobacco – 1.0%
Philip Morris International Inc	565,809	90,755,764
Total Common Stocks (cost $2,678,922,685)		6,077,139,683
Investment Companies – 1.5%
Money Markets – 1.5%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº,£ (cost $139,759,074)	139,725,767	139,767,685
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 3.6894%ºº,£	9,825,728	9,825,728
Time Deposits – 0%
Royal Bank of Canada, 3.7000%, 1/2/26	$2,456,432	2,456,432
Total Investments Purchased with Cash Collateral from Securities Lending (cost $12,282,160)		12,282,160
Total Investments (total cost $6,045,675,379) – 100.4%		9,456,076,075
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(33,066,644)
Net Assets – 100%		$9,423,009,431

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$9,407,104,349	99.5%
France	17,594,812	0.2
Israel	12,772,815	0.1
Canada	8,392,575	0.1
United Kingdom	6,540,192	0.1
Ireland	3,671,332	0.0
Total	$9,456,076,075	100.0%

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 12/31/24	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 12/31/25	Ending Shares	Dividend Income
Investment Companies - 1.5%
Money Markets - 1.5%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº
	$219,115,975	$1,633,767,498	$(1,713,121,473)	$13,394	$(7,709)	$139,767,685	139,725,767	$6,516,667
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 17

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025

Affiliate	Affiliated Investments, at Value at 12/31/24	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 12/31/25	Ending Shares	Dividend Income
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 3.6894%ºº
	$-	$1,453,934,698	$(1,444,108,970)	$-	$-	$9,825,728	9,825,728	$123,074 ∆
Total Affiliated Investments - 1.6%
	$219,115,975	$3,087,702,196	$(3,157,230,443)	$13,394	$(7,709)	$149,593,413	149,551,495	$6,639,741

Schedule of Futures
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
2 Year US Treasury Note	3,971	4/3/26	$829,101,365	$(532,232)
5 Year US Treasury Note	4,419	4/3/26	483,017,416	(1,698,050)
Ultra Long Term US Treasury Bond	488	3/31/26	57,584,000	(1,059,156)
US Treasury Long Bond	1,800	3/31/26	208,068,750	(3,214,915)
Total - Futures Long				(6,504,353)
Futures Short:
10 Year US Treasury Note	860	3/31/26	(96,696,250)	756,877
Ultra 10 Year Treasury Note	1,833	3/31/26	(210,823,641)	1,345,767
Total - Futures Short				2,102,644
Total				$(4,401,709)
The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2025.
Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2025
Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$2,102,644
Liability Derivatives:
*Futures contracts	$6,504,353

*
The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the
Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
18 | December 31, 2025

Janus Henderson VIT Balanced Portfolio
Schedule of Investments
December 31, 2025
The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s
Statement of Operations for the year ended December 31, 2025.
The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2025
Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$-	$1,592,903	$1,592,903
Swap contracts	(246,995)	-	$(246,995)
Total	$(246,995)	$1,592,903	$1,345,908

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$10,552,957
Please see  the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation"
sections of the Portfolio’s Statement of Operations.
Average Ending Monthly Value of Derivative Instruments During the Year Ended December 31, 2025
Credit default swaps:
Average notional amount - buy protection	$30,000,000
Futures contracts:
Average notional amount of contracts - long	1,461,900,774
Average notional amount of contracts - short	233,812,571

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
JPMorgan Chase Bank, National Association	$11,879,896	$—	$(11,879,896)	$—

(a)
Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 19

Janus Henderson VIT Balanced Portfolio
Notes to Schedule of Investments and Other Information

IBOR	Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA
(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

ž
Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2025 is $1,363,773,987, which represents 14.5% of net assets.

*	Non-income producing security.
ƒ
All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See  Notes to Financial Statements.

‡
Variable or floating rate security. Rate shown is the current rate as of December 31, 2025. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset  date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2025.
#	Loaned security; a portion of the security is on loan at December 31, 2025.
μ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.
Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.
£
The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
§	Schedule of Restricted Securities (as of December 31, 2025)

	Acquisition Date	Cost	Value	Value as a % of Net Assets
Oasis Securitization 2024-1A A, 5.8800%, 9/30/38	09/24/24	$1,615,763	$1,616,636	0.0%
The Portfolio has registration rights for certain restricted securities held as of December 31, 2025. The issuer incurs all registration costs.
20 | December 31, 2025

Janus Henderson VIT Balanced Portfolio
Notes to Schedule of Investments and Other Information
The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2025. See  Notes to Financial Statements for more information.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,057,979,961	$-
Bank Loans and Mezzanine Loans	-	81,134,998	-
Corporate Bonds	-	855,988,970	-
Mortgage-Backed Securities	-	626,631,132	-
United States Treasury Notes/Bonds	-	605,151,486	-
Common Stocks	6,077,139,683	-	-
Investment Companies	-	139,767,685	-
Investments Purchased with Cash Collateral from Securities Lending	-	12,282,160	-
Total Investments in Securities	$6,077,139,683	$3,378,936,392	$-
Other Financial Instruments(a):
Futures Contracts	2,102,644	-	-
Total Assets	$6,079,242,327	$3,378,936,392	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$6,504,353	$-	$-

(a)
Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and centrally cleared swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options, written swaptions, and OTC swaps are reported at their market value at measurement date.

Janus Aspen Series | 21

Janus Henderson VIT Balanced Portfolio
Statement of Assets and Liabilities
December 31, 2025

Assets:
Unaffiliated investments, at value (cost $5,896,090,577)(1)	$9,306,482,662
Affiliated investments, at value (cost $149,584,802)	149,593,413
Cash	300,941
Deposits with brokers for futures	15,570,000
Variation margin receivable on futures contracts	518,342
Trustees' deferred compensation	278,245
Receivables:
Interest	23,362,284
Dividends	2,522,003
Dividends from affiliates	405,469
Portfolio shares sold	354,021
Other assets	90,108
Total Assets	9,499,477,488
Liabilities:
Collateral for securities loaned (Note 3)	12,282,160
Variation margin payable on futures contracts	1,373,816
Payables:
TBA investments purchased	44,065,618
Investments purchased	6,875,804
Advisory fees	4,556,571
Portfolio shares repurchased	4,234,102
12b-1 Distribution and shareholder servicing fees	1,957,609
Transfer agent fees and expenses	425,863
Trustees' deferred compensation fees	278,245
Professional fees	79,944
Affiliated portfolio administration fees payable	20,711
Custodian fees	5,645
Trustees' fees and expenses	4,037
Accrued expenses and other payables	307,932
Total Liabilities	76,468,057
Net Assets	$9,423,009,431
Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,317,034,542
Total distributable earnings (loss)	4,105,974,889
Total Net Assets	$9,423,009,431
Net Assets - Institutional Shares	$518,392,005
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,279,610
Net Asset Value Per Share	$55.86
Net Assets - Service Shares	$8,904,617,426
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	149,692,364
Net Asset Value Per Share	$59.49

(1)	Includes $11,879,896 of securities on loan. See Note 3 in Notes to Financial Statements.
See Notes to Financial Statements.
22 | December 31, 2025

Janus Henderson VIT Balanced Portfolio
Statement of Operations
For the year ended December 31, 2025

Investment Income:
Interest	$168,822,496
Dividends	54,896,975
Dividends from affiliates	6,516,667
Affiliated securities lending income, net	123,074
Unaffiliated securities lending income, net	34,321
Other income	808,895
Foreign withholding tax income	11,019
Total Investment Income	231,213,447
Expenses:
Advisory fees	50,475,491
12b-1 Distribution and shareholder servicing fees:
Service Shares	21,718,171
Transfer agent administrative fees and expenses:
Institutional Shares	244,788
Service Shares	4,343,893
Other transfer agent fees and expenses:
Institutional Shares	8,955
Service Shares	74,821
Affiliated portfolio administration fees	274,564
Trustees' fees and expenses	174,054
Professional fees	112,873
Shareholder reports expense	71,418
Custodian fees	67,324
Registration fees	23,991
Other expenses	864,165
Total Expenses	78,454,508
Net Investment Income/(Loss)	152,758,939
Net Realized Gain/(Loss) on Investments:
Investments	661,740,204
Investments in affiliates	13,394
Futures contracts	1,592,903
Swap contracts	(246,995)
Total Net Realized Gain/(Loss) on Investments	663,099,506
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees' deferred compensation	444,649,513
Investments in affiliates	(7,709)
Futures contracts	10,552,957
Total Change in Unrealized Net Appreciation/Depreciation	455,194,761
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,271,053,206
See Notes to Financial Statements.
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Janus Henderson VIT Balanced Portfolio
Statements of Changes in Net Assets

	Year ended December 31, 2025	Year ended December 31, 2024
Operations:
Net investment income/(loss)	$152,758,939	$164,146,369
Net realized gain/(loss) on investments	663,099,506	550,909,298
Change in unrealized net appreciation/depreciation	455,194,761	529,531,406
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,271,053,206	1,244,587,073
Dividends and Distributions to Shareholders:
Institutional Shares	(25,985,959)	(9,432,051)
Service Shares	(416,487,029)	(148,222,440)
Net Decrease from Dividends and Distributions to Shareholders	(442,472,988)	(157,654,491)
Capital Share Transactions:
Institutional Shares	6,645,994	(5,095,588)
Service Shares	(507,503,509)	(367,099,949)
Net Increase/(Decrease) from Capital Share Transactions	(500,857,515)	(372,195,537)
Net Increase/(Decrease) in Net Assets	327,722,703	714,737,045
Net Assets:
Beginning of period	9,095,286,728	8,380,549,683
End of period	$9,423,009,431	$9,095,286,728
See Notes to Financial Statements.
24 | December 31, 2025

Janus Henderson VIT Balanced Portfolio
Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$51.22	$45.28	$40.01	$50.23	$43.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	1.01	1.02	0.91	0.57	0.42
Net realized and unrealized gain/(loss)	6.51	5.95	5.27	(8.87)	7.03
Total from Investment Operations	7.52	6.97	6.18	(8.30)	7.45
Less Dividends and Distributions:
Dividends (from net investment income)	(1.10)	(1.03)	(0.91)	(0.54)	(0.43)
Distributions (from capital gains)	(1.78)	—	—	(1.38)	(0.37)
Total Dividends and Distributions	(2.88)	(1.03)	(0.91)	(1.92)	(0.80)
Net Asset Value, End of Period	$55.86	$51.22	$45.28	$40.01	$50.23
Total Return*	15.11%	15.43%	15.53%	(16.50)%	17.22%
Net Assets, End of Period (in thousands)	$518,392	$468,474	$418,783	$391,354	$512,742
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of Net Investment Income/(Loss)	1.90%	2.08%	2.14%	1.32%	0.91%
Portfolio Turnover Rate(2)	79%	83%	97%	89%	56%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
See Notes to Financial Statements.
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Janus Henderson VIT Balanced Portfolio
Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$54.39	$48.05	$42.48	$53.15	$46.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.93	0.96	0.85	0.48	0.32
Net realized and unrealized gain/(loss)	6.93	6.31	5.54	(9.32)	7.42
Total from Investment Operations	7.86	7.27	6.39	(8.84)	7.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.98)	(0.93)	(0.82)	(0.45)	(0.33)
Distributions (from capital gains)	(1.78)	—	—	(1.38)	(0.37)
Total Dividends and Distributions	(2.76)	(0.93)	(0.82)	(1.83)	(0.70)
Net Asset Value, End of Period	$59.49	$54.39	$48.05	$42.48	$53.15
Total Return*	14.84%	15.15%	15.11%	(16.61)%	16.91%
Net Assets, End of Period (in thousands)	$8,904,617	$8,626,813	$7,961,766	$7,082,759	$8,272,771
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.87%	0.87%	0.87%	0.86%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.87%	0.87%	0.86%	0.86%
Ratio of Net Investment Income/(Loss)	1.65%	1.83%	1.89%	1.09%	0.65%
Portfolio Turnover Rate(2)	79%	83%	97%	89%	56%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
See Notes to Financial Statements.
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Janus Henderson VIT Balanced Portfolio
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Janus Henderson VIT Balanced Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson
Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.
The Portfolio currently offers two classes of shares:  Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.
Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with
United States of America generally accepted accounting principles ("US GAAP")).
The Chief Financial Officer of the Portfolio is designated as the Chief Operating Decision Maker (“CODM”) as it relates to ASC Topic 280, Segment Reporting. The CODM has concluded that the Portfolio operated as a single segment entity for the year ended December 31, 2025. The key indicator of performance of the Portfolio is net investment income as reported on the Statement of Operations.
The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.
Investment Valuation
Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they
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Janus Henderson VIT Balanced Portfolio
Notes to Financial Statements
use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.
The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2025 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to
Schedule of Investments and Other Information.
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.
Expenses
The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against
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Notes to Financial Statements
the operations of such class.
Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.
Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.
Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).
The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.
Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Portfolio's management has determined the Portfolio did not pay a significant amount of income taxes for the year ended December 31, 2025.
2. Derivative Instruments
The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to:  futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2025 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.
The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.
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Janus Henderson VIT Balanced Portfolio
Notes to Financial Statements
In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:
•  Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
•  Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.
•  Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.
•  Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
•  Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.
•  Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
•  Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.
•  Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.
•  Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.
Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective
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Notes to Financial Statements
through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.
Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.
Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.
Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.
With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
During the year, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.
During the year, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.
Swaps
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set  of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.
Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
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Notes to Financial Statements
Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.
The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Portfolio’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).
The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.
The Portfolio may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Portfolio, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Portfolio will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.
As a buyer of credit protection, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Portfolio as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and potentially received no benefit from the contract.
If the Portfolio is the seller of credit protection against a particular security, the Portfolio would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Portfolio would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.
The Portfolio may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A Portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs
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also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.
During the year, the Portfolio purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.
There were no credit default swaps held at December 31, 2025.
3. Other Investments and Strategies
Market Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.
The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, social unrest, tariffs, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.
• Armed Conflict. Armed conflicts between countries or in a geographic region, such as the ongoing armed conflicts in Europe and the Middle East, have the potential to adversely impact a Portfolio. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.
Loans
The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of December 31, 2025.
• Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as Secured Overnight Financing Rate ("SOFR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain
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and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.
Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.
• Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage- and Asset-Backed Securities
Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.
The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
Sovereign Debt
The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves,
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the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
TBA Commitments
The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Portfolio may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss.
To mitigate the counterparty credit risk and in accordance with FINRA 4210 regulatory requirements on TBA commitments and other types of forward-settling transactions, the Portfolio enters into a Master Securities Forward Transaction Agreement (“MSFTA”) bilaterally with each counterparty with which it undertakes transactions. An MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of an MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by the defaulting party.
This right to close out and net payments across all transactions traded under an MSFTA may result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under an MSFTA, the collateral and margining requirements are contract specific. Amounts across all transactions traded under an MSFTA are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the Portfolio’s collateral or margin obligations under an MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash.
When-Issued, Delayed Delivery and Forward Commitment Transactions
The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.
When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay
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for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.
Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See  the "Offsetting Assets and Liabilities" section of this Note for further details.
The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.
Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain
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other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).
Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” and “Unaffiliated securities lending income, net" on the Statement of Operations. As of December 31, 2025, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $11,879,896. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2025 is $12,282,160, resulting in the net amount due the counterparty of $402,264.
Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.
The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see  the Portfolio's Schedule of Investments.
4. Investment Advisory Agreements and Other Transactions with Affiliates
The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.
The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $51,726 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2025. The Portfolio's portion is reported as part of
“Other expenses” on the Statement of Operations.
Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.
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The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.
The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2025 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2025 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. There were no deferred fees paid by the Trust to the
Trustees under the Deferred Plan during the year ended December 31, 2025.
Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.
Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2025 can be found in the “Schedules of Affiliated Investments” located in the Schedule of
Investments.
The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2025, the Portfolio engaged in cross trades amounting to $1,610,539 in sales, resulting in a net realized loss of $123,386. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of
Operations.
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5. Federal Income Tax
The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.
Other book to tax differences primarily consist of deferred compensation and derivatives. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$30,507,602	$680,995,867	$-	$-	$(274,126)	$3,394,745,546
The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2025 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$6,061,330,529	$3,461,053,792	$(66,308,246)	$3,394,745,546
Information on the tax components of derivatives as of December 31, 2025 is as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$(4,401,709)	$-	$-	$-
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.
For the year ended December 31, 2025
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$157,338,740	$285,134,248	$-	$-

For the year ended December 31, 2024
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$157,654,491	$-	$-	$-
Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.
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6. Capital Share Transactions
	Year ended December 31, 2025		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Institutional Shares:
Shares sold	679,353	$36,105,507	898,720	$43,802,575
Reinvested dividends and distributions	496,181	25,985,959	185,181	9,432,051
Shares repurchased	(1,042,069)	(55,445,472)	(1,186,575)	(58,330,214)
Net Increase/(Decrease)	133,465	$6,645,994	(102,674)	$(5,095,588)
Service Shares:
Shares sold	4,028,592	$228,098,394	5,519,284	$288,748,262
Reinvested dividends and distributions	7,481,243	416,487,029	2,740,870	148,222,440
Shares repurchased	(20,416,213)	(1,152,088,932)	(15,342,725)	(804,070,651)
Net Increase/(Decrease)	(8,906,378)	$(507,503,509)	(7,082,571)	$(367,099,949)
7. Purchases and Sales of Investment Securities
For the year ended December 31, 2025, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:
Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,714,738,340	$3,608,689,068	$4,389,996,809	$4,188,590,465
8. Acquisition Note
On December 22, 2025, Janus Henderson Group plc, the parent company of the Portfolio's investment adviser, announced a definitive agreement to be acquired by Trian Fund Management and General Catalyst. The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders. Management is assessing the impact to the portfolios.
9. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2025 and through the date of issuance of the Portfolio's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.
40 | December 31, 2025

Janus Henderson Balanced Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Balanced Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test  basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 18, 2026
We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.
Janus Aspen Series | 41

Janus Henderson Balanced Portfolio
Designation Requirements (unaudited)
For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2025:
Section 163(j) Interest Dividend	75%
Capital Gain Distributions	$285,134,248
Dividends Received Deduction Percentage	32%
42 | December 31, 2025

Janus Henderson VIT Balanced Portfolio
Additional Information (unaudited)
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Each board member also serves as a board member of other portfolios in the Janus Aspen Series. Annual retainer fees and attendance fees are allocated to each portfolio based on net assets. Trustees fees paid by the portfolio are within
Item 7. Statement of Operations as Trustees’ fees and expenses.
Item 11. APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD
The members of the Board of Trustees (the “Board”) of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “Portfolio,” and collectively, the “Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.
In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analyses provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.
At meetings held on November 5, 2025 and December 9-10, 2025, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant over the course of the year. In this regard, the Trustees noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Following the Board’s evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2026 through February 1, 2027, subject to earlier termination as provided for in each agreement. Although the Board considered the continuation of the investment advisory agreements as part of its multi-faceted review process across the Janus Henderson Funds, the Board’s approvals were made on a Fund-by-Fund basis.
In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.
Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and
Janus Aspen Series | 43

Janus Henderson VIT Balanced Portfolio
Additional Information (unaudited)
their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources, capabilities, and key personnel of the Adviser, particularly noting those employees who provide investment and investment risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. Additionally, the Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.
In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.
The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract and retain well-qualified personnel.
Performance of the Funds
The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including at periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, using Morningstar category schema and with the Janus Henderson Fund’s performance benchmark index. In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2025, approximately 57% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2025, approximately 52% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2025 performance has been strong, noting that: (i) for the 1- and 3-year periods ended September 30, 2025, approximately 45% and 58% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively; and (ii) for the 5- and 10-year periods ended September 30, 2025, approximately 53% and 54% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively.
The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Portfolios:
• For Janus Henderson Balanced Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser has taken or was taking to improve performance.
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Janus Henderson VIT Balanced Portfolio
Additional Information (unaudited)
• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Global Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025, and the first Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the additional resources added by the Adviser to support the Portfolio’s portfolio management.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Overseas Portfolio, the Trustees noted that the Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2025 and the bottom Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.
Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as identified by Broadridge using Morningstar category schema. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.
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Janus Henderson VIT Balanced Portfolio
Additional Information (unaudited)
For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance or service being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, recent fee reductions, investment structure changes, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.
The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.
The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered the Adviser’s explanation that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted the independent fee consultant’s 2024 report found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to similar funds subadvised by the Adviser and to the fees the Adviser charges to its comparable institutional/separate account clients; (2) these subadvised and institutional/separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) Janus Henderson Funds had management fees (after waivers or performance fees) that were under or within 2 bps of the net management fees for similar funds subadvised by the Adviser in all but two cases. The Trustees noted that for the two Janus Henderson Funds that did not have a lower or in line management fee (after waivers or performance fees) than similar funds subadvised by the Adviser, the net management fee was reasonable.
The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2024 and noted the following with regard to each Portfolio’s total expenses, net of applicable fee waivers (the Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:
• For Janus Henderson Balanced Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
•For Janus Henderson Flexible Bond Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
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Janus Henderson VIT Balanced Portfolio
Additional Information (unaudited)
• For Janus Henderson Global Research Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although the limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds as of December 31, 2024, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.
Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation and that there is no recognized standard or uniform methodology for determining profitability for this purpose. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.
The Trustees concluded that the management fee payable by each Janus Henderson Fund to the Adviser was reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,
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Janus Henderson VIT Balanced Portfolio
Additional Information (unaudited)
taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.
Economies of Scale
The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2025, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2025 report: (1) analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson Fund complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 27% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 32% of Janus Henderson Funds have performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have flat-rate fees (the “Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the fund is small/midsized and potentially higher fees when the fund grows in assets.
With respect to the Flat-Rate Fee Funds, the independent fee consultant concluded in its 2025 report that (1) 67% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on the Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.
The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Janus Henderson Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.
Based on all of the information reviewed, including the recent and past research and analyses conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.
Other Benefits to the Adviser
The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and
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Janus Henderson VIT Balanced Portfolio
Additional Information (unaudited)
services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.
Janus Aspen Series | 49

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc
Mutual funds distributed by Janus Henderson Distributors US LLC
109-02-81113 02-26

ANNUAL FINANCIAL STATEMENTS

December 31, 2025
Janus Henderson VIT Enterprise Portfolio
Janus Aspen Series

Janus Henderson VIT Enterprise Portfolio

Janus Henderson VIT Enterprise Portfolio
Schedule of Investments
December 31, 2025

	Shares or Principal Amounts	Value
Common Stocks – 97.2%
Aerospace & Defense – 0.7%
Standardaero Inc*	463,519	$13,293,725
Airlines – 1.6%
Ryanair Holdings PLC	253,052	8,787,229
Ryanair Holdings PLC (ADR)	277,475	20,030,920
		28,818,149
Biotechnology – 3.6%
Argenx SE (ADR)*	25,937	21,811,720
Ascendis Pharma A/S (ADR)*	59,047	12,591,182
Bridgebio Pharma Inc*	113,140	8,654,079
Revolution Medicines Inc*	167,348	13,329,268
Vaxcyte Inc*	208,810	9,634,493
		66,020,742
Capital Markets – 4.0%
Cboe Global Markets Inc	52,641	13,212,891
Charles Schwab Corp	115,094	11,499,042
LPL Financial Holdings Inc	138,407	49,434,828
		74,146,761
Chemicals – 1.4%
Corteva Inc	394,618	26,451,244
Commercial Services & Supplies – 5.3%
Cimpress PLC*	179,206	11,933,328
Clean Harbors Inc*	113,340	26,575,963
RB Global Inc	219,791	22,609,900
Rentokil Initial PLC	1,354,833	8,090,763
Rentokil Initial PLC (ADR)	538,223	15,856,050
Veralto Corp	119,859	11,959,531
		97,025,535
Construction & Engineering – 2.1%
APi Group Corp*	1,022,999	39,139,942
Diversified Financial Services – 1.7%
WEX Inc*	205,591	30,628,947
Electric Utilities – 2.1%
Alliant Energy Corp	597,759	38,860,312
Electrical Equipment – 1.1%
Sensata Technologies Holding PLC	617,735	20,564,398
Electronic Equipment, Instruments & Components – 7.3%
CDW Corp/DE	111,056	15,125,827
Flex Ltd*	1,055,828	63,793,128
TE Connectivity PLC	66,042	15,025,215
Teledyne Technologies Inc*	78,754	40,222,031
		134,166,201
Entertainment – 2.3%
Liberty Media Corp-Liberty Formula One - Series A*	55,762	4,984,007
Liberty Media Corp-Liberty Formula One - Series C*	372,666	36,711,328
		41,695,335
Food & Staples Retailing – 0.6%
Dollar Tree Inc*	87,983	10,822,789
Health Care Equipment & Supplies – 7.8%
Boston Scientific Corp*	448,201	42,735,965
Cooper Cos Inc/The*	140,994	11,555,868
Globus Medical Inc*	178,632	15,596,360
ICU Medical Inc*	106,319	15,168,532
Lantheus Holdings Inc*	91,577	6,094,449
Medline Inc - Class A*	219,636	9,224,712
STERIS PLC	60,443	15,323,510
Teleflex Inc	231,073	28,200,148
		143,899,544
Hotels, Restaurants & Leisure – 3.9%
Aramark	792,382	29,207,201
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 1

Janus Henderson VIT Enterprise Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
DoorDash Inc - Class A*	147,134	$33,322,908
Entain PLC	919,565	9,467,315
		71,997,424
Insurance – 3.9%
Intact Financial Corp	195,299	40,660,728
Willis Towers Watson PLC	51,104	16,792,775
WR Berkley Corp	193,702	13,582,384
		71,035,887
Interactive Media & Services – 0.3%
Ziff Davis Inc*	127,902	4,495,755
Life Sciences Tools & Services – 4.7%
Illumina Inc*	101,349	13,292,935
PerkinElmer Inc	449,768	43,515,054
Waters Corp*	75,183	28,556,759
		85,364,748
Machinery – 1.6%
Ingersoll Rand Inc	378,522	29,986,513
Multi-Utilities – 2.7%
Ameren Corp	266,146	26,577,340
DTE Energy Co	176,790	22,802,374
		49,379,714
Oil, Gas & Consumable Fuels – 1.0%
ONEOK Inc	241,293	17,735,035
Professional Services – 7.4%
Broadridge Financial Solutions Inc	120,057	26,793,121
Ceridian HCM Holding Inc*	468,964	32,433,550
SS&C Technologies Holdings Inc	608,594	53,203,287
TransUnion	164,341	14,092,241
UL Solutions Inc - Class A	114,516	9,030,732
		135,552,931
Real Estate Management & Development – 2.2%
CoStar Group Inc*	435,610	29,290,416
FirstService Corp	71,347	11,096,599
		40,387,015
Road & Rail – 4.4%
Canadian Pacific Kansas City Ltd#	291,735	21,480,448
JB Hunt Transport Services Inc	226,911	44,097,884
TFI International Inc	152,492	15,760,048
		81,338,380
Semiconductor & Semiconductor Equipment – 4.8%
KLA Corp	17,803	21,632,069
NXP Semiconductors NV	150,675	32,705,516
ON Semiconductor Corp*	611,787	33,128,266
		87,465,851
Software – 11.0%
AppLovin Corp - Class A*	110,361	74,363,449
Constellation Software Inc/Canada	18,988	45,676,904
Descartes Systems Group Inc/The*	110,085	9,650,051
Dynatrace Inc*	207,737	9,003,322
PTC Inc*	204,144	35,563,926
Topicus.com Inc*	80,633	7,470,479
Workday Inc - Class A*	94,775	20,355,775
		202,083,906
Specialized Real Estate Investment Trusts (REITs) – 0.9%
Lamar Advertising Co	123,003	15,569,720
Specialty Retail – 2.2%
Burlington Stores Inc*	45,694	13,198,712
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
2  | December 31, 2025

Janus Henderson VIT Enterprise Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Common Stocks – (continued)
Specialty Retail – (continued)
CarMax Inc*	269,765	$10,423,720
Wayfair Inc - Class A*	172,008	17,271,323
		40,893,755
Textiles, Apparel & Luxury Goods – 1.5%
Gildan Activewear Inc	452,804	28,282,138
Trading Companies & Distributors – 3.1%
Ferguson Enterprises Inc	259,302	57,728,404
Total Common Stocks (cost $1,152,600,081)		1,784,830,800
Investment Companies – 2.9%
Money Markets – 2.9%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº,£ (cost $52,224,169)	52,213,727	52,229,391
Investments Purchased with Cash Collateral from Securities Lending – 0.8%
Investment Companies – 0.6%
Janus Henderson Cash Collateral Fund LLC, 3.6894%ºº,£	11,972,736	11,972,736
Time Deposits – 0.2%
Royal Bank of Canada, 3.7000%, 1/2/26	$2,993,184	2,993,184
Total Investments Purchased with Cash Collateral from Securities Lending (cost $14,965,920)		14,965,920
Total Investments (total cost $1,219,790,170) – 100.9%		1,852,026,111
Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(16,301,102)
Net Assets – 100%		$1,835,725,009

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$1,537,678,422	83.0%
Canada	202,687,295	10.9
Ireland	43,843,364	2.4
United Kingdom	33,414,128	1.8
Belgium	21,811,720	1.2
Denmark	12,591,182	0.7
Total	$1,852,026,111	100.0%

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 12/31/24	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 12/31/25	Ending Shares	Dividend Income
Investment Companies - 2.9%
Money Markets - 2.9%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº
	$64,355,503	$196,414,600	$(208,547,860)	$3,599	$3,549	$52,229,391	52,213,727	$2,594,940
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 3.6894%ºº
	2,721,720	167,239,853	(157,988,837)	-	-	11,972,736	11,972,736	9,916 ∆
Total Affiliated Investments - 3.5%
	$67,077,223	$363,654,453	$(366,536,697)	$3,599	$3,549	$64,202,127	64,186,463	$2,604,856
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 3

Janus Henderson VIT Enterprise Portfolio
Schedule of Investments
December 31, 2025

Schedule of Forward Foreign Currency Exchange Contracts
Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
Canadian Dollar	3/5/26	1,431,000	$(1,037,430)	$8,128
Euro	3/5/26	5,079,000	(5,926,990)	58,644
				66,772
Barclays Capital Inc:
Canadian Dollar	3/5/26	(11,428,790)	8,286,032	(64,399)
Euro	3/5/26	(10,322,000)	12,071,467	(93,075)
				(157,474)
BNP Paribas:
Canadian Dollar	3/5/26	(3,026,000)	2,195,140	(15,804)
Euro	3/5/26	(1,812,000)	2,118,047	(17,407)
				(33,211)
Citibank, National Association:
Canadian Dollar	3/5/26	3,811,000	(2,773,743)	10,760
Canadian Dollar	3/5/26	(13,109,777)	9,504,076	(74,567)
Euro	3/5/26	(4,456,087)	5,200,688	(50,840)
				(114,647)
Goldman Sachs & Co LLC:
Canadian Dollar	3/5/26	12,170,000	(8,828,385)	63,610
Euro	3/5/26	(2,960,000)	3,455,815	(32,564)
				31,046
HSBC Securities (USA) Inc:
Canadian Dollar	3/5/26	1,704,000	(1,239,391)	5,634
Canadian Dollar	3/5/26	(10,131,536)	7,348,210	(54,385)
Euro	3/5/26	1,722,219	(2,010,513)	19,134
				(29,617)
JPMorgan Chase Bank, National Association:
Canadian Dollar	3/5/26	(21,016,000)	15,242,635	(112,679)
Euro	3/5/26	(7,642,130)	8,919,867	(86,431)
				(199,110)
Morgan Stanley & Co International PLC:
Canadian Dollar	3/5/26	(5,045,464)	3,659,984	(26,478)
Euro	3/5/26	(534,000)	624,257	(5,065)
				(31,543)
State Street Bank and Trust Company:
Canadian Dollar	3/5/26	1,459,000	(1,058,095)	7,922
Canadian Dollar	3/5/26	(10,207,500)	7,402,704	(55,393)
Euro	3/5/26	(11,280,000)	13,185,474	(108,077)
				(155,548)
Total				$(623,332)
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
4  | December 31, 2025

Janus Henderson VIT Enterprise Portfolio
Schedule of Investments
December 31, 2025

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Portfolio	Return Received by the Portfolio	Payment Frequency	Termination Date	Notional Amount		Swap Contracts, at Value and Unrealized Appreciation/ (Depreciation)
UBS AG, London Branch:
Euro short-term rate + 0.695%	Ryanair Holdings PLC	At Maturity	2/6/26	2,079,639	EUR	$1,244,707
The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2025.
Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2025
	Currency Contracts	Equity Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$173,832	$-	$173,832
Swaps - OTC, at value	-	1,244,707	$1,244,707
Total Asset Derivatives	$173,832	$1,244,707	$1,418,539
Liability Derivatives:
Forward foreign currency exchange contracts	$797,164	$-	$797,164
The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s
Statement of Operations for the year ended December 31, 2025.
The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2025
Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$814,042	$-	$814,042
Swap contracts	-	993,590	$993,590
Total	$814,042	$993,590	$1,807,632

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$(6,548,095)	$-	$(6,548,095)
Swap contracts	-	1,064,760	$1,064,760
Total	$(6,548,095)	$1,064,760	$(5,483,335)
Please see  the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation"
sections of the Portfolio’s Statement of Operations.
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 5

Janus Henderson VIT Enterprise Portfolio
Schedule of Investments
December 31, 2025

Average Ending Monthly Value of Derivative Instruments During the Year Ended December 31, 2025
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$26,896,818
Average amounts sold - in USD	113,652,099
Total return swaps:
Average notional amount	4,066,569

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Bank of America, National Association	$66,772	$—	$—	$66,772
Citibank, National Association	10,760	(10,760)	—	—
Goldman Sachs & Co LLC	63,610	(32,564)	—	31,046
HSBC Securities (USA) Inc	24,768	(24,768)	—	—
JPMorgan Chase Bank, National Association	14,499,220	—	(14,499,220)	—
State Street Bank and Trust Company	7,922	(7,922)	—	—
UBS AG, London Branch	1,244,707	—	(1,244,707)	—
Total	$15,917,759	$(76,014)	$(15,743,927)	$97,818

Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Barclays Capital Inc	$157,474	$—	$—	$157,474
BNP Paribas	33,211	—	—	33,211
Citibank, National Association	125,407	(10,760)	—	114,647
Goldman Sachs & Co LLC	32,564	(32,564)	—	—
HSBC Securities (USA) Inc	54,385	(24,768)	—	29,617
JPMorgan Chase Bank, National Association	199,110	—	—	199,110
Morgan Stanley & Co International PLC	31,543	—	—	31,543
State Street Bank and Trust Company	163,470	(7,922)	—	155,548
Total	$797,164	$(76,014)	$—	$721,150

(a)
Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
6  | December 31, 2025

Janus Henderson VIT Enterprise Portfolio
Notes to Schedule of Investments and Other Information

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of December 31, 2025.
#	Loaned security; a portion of the security is on loan at December 31, 2025.
£
The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2025. See  Notes to Financial Statements for more information.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks
Airlines	$20,030,920	$8,787,229	$-
Commercial Services & Supplies	88,934,772	8,090,763	-
Hotels, Restaurants & Leisure	62,530,109	9,467,315	-
Insurance	30,375,159	40,660,728	-
Software	148,936,523	53,147,383	-
All Other	1,313,869,899	-	-
Investment Companies	-	52,229,391	-
Investments Purchased with Cash Collateral from Securities Lending	-	14,965,920	-
Total Investments in Securities	$1,664,677,382	$187,348,729	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	173,832	-
OTC Swaps	-	1,244,707	-
Total Assets	$1,664,677,382	$188,767,268	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$797,164	$-

(a)
Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and centrally cleared swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options, written swaptions, and OTC swaps are reported at their market value at measurement date.

Janus Aspen Series | 7

Janus Henderson VIT Enterprise Portfolio
Statement of Assets and Liabilities
December 31, 2025

Assets:
Unaffiliated investments, at value (cost $1,155,593,265)(1)	$1,787,823,984
Affiliated investments, at value (cost $64,196,905)	64,202,127
Forward foreign currency exchange contracts	173,832
Cash denominated in foreign currency (cost $424)	424
OTC swap contracts, at value (premium paid/received $0)	1,244,707
Trustees' deferred compensation	54,225
Receivables:
Portfolio shares sold	853,002
Dividends	652,927
Dividends from affiliates	228,805
Dividends and interest on swap contracts	51,154
Foreign tax reclaims	10,604
Other assets	13,099
Total Assets	1,855,308,890
Liabilities:
Collateral for securities loaned (Note 3)	14,965,920
Forward foreign currency exchange contracts	797,164
Payables:
Portfolio shares repurchased	2,104,393
Advisory fees	1,043,542
12b-1 Distribution and shareholder servicing fees	256,300
Investments purchased	130,633
Transfer agent fees and expenses	85,120
Trustees' deferred compensation fees	54,225
Professional fees	46,213
Custodian fees	4,104
Affiliated portfolio administration fees payable	4,076
Trustees' fees and expenses	578
Accrued expenses and other payables	91,613
Total Liabilities	19,583,881
Net Assets	$1,835,725,009
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,049,140,511
Total distributable earnings (loss)	786,584,498
Total Net Assets	$1,835,725,009
Net Assets - Institutional Shares	$679,320,462
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,127,642
Net Asset Value Per Share	$83.58
Net Assets - Service Shares	$1,156,404,547
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,766,362
Net Asset Value Per Share	$73.35

(1)	Includes $14,499,220 of securities on loan. See Note 3 in Notes to Financial Statements.
See Notes to Financial Statements.
8  | December 31, 2025

Janus Henderson VIT Enterprise Portfolio
Statement of Operations
For the year ended December 31, 2025

Investment Income:
Dividends	$14,617,101
Dividends from affiliates	2,594,940
Affiliated securities lending income, net	9,916
Unaffiliated securities lending income, net	2,552
Other income	4,722
Foreign tax withheld	(463,115)
Total Investment Income	16,766,116
Expenses:
Advisory fees	11,379,761
12b-1 Distribution and shareholder servicing fees:
Service Shares	2,759,393
Transfer agent administrative fees and expenses:
Institutional Shares	337,165
Service Shares	551,879
Other transfer agent fees and expenses:
Institutional Shares	12,772
Service Shares	10,348
Professional fees	61,159
Shareholder reports expense	54,342
Affiliated portfolio administration fees	53,316
Custodian fees	38,019
Trustees' fees and expenses	34,019
Registration fees	25,947
Other expenses	174,964
Total Expenses	15,493,084
Net Investment Income/(Loss)	1,273,032
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	156,160,449
Investments in affiliates	3,599
Forward foreign currency exchange contracts	814,042
Swap contracts	993,590
Total Net Realized Gain/(Loss) on Investments	157,971,680
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees' deferred compensation	(22,894,747)
Investments in affiliates	3,549
Forward foreign currency exchange contracts	(6,548,095)
Swap contracts	1,064,760
Total Change in Unrealized Net Appreciation/Depreciation	(28,374,533)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$130,870,179
See Notes to Financial Statements.
Janus Aspen Series | 9

Janus Henderson VIT Enterprise Portfolio
Statements of Changes in Net Assets

	Year ended December 31, 2025	Year ended December 31, 2024
Operations:
Net investment income/(loss)	$1,273,032	$3,164,585
Net realized gain/(loss) on investments	157,971,680	136,378,554
Change in unrealized net appreciation/depreciation	(28,374,533)	96,059,131
Net Increase/(Decrease) in Net Assets Resulting from Operations	130,870,179	235,602,270
Dividends and Distributions to Shareholders:
Institutional Shares	(52,366,465)	(31,530,803)
Service Shares	(94,495,453)	(50,413,692)
Net Decrease from Dividends and Distributions to Shareholders	(146,861,918)	(81,944,495)
Capital Share Transactions:
Institutional Shares	(1,464,608)	(17,576,891)
Service Shares	97,402,453	67,133,613
Net Increase/(Decrease) from Capital Share Transactions	95,937,845	49,556,722
Net Increase/(Decrease) in Net Assets	79,946,106	203,214,497
Net Assets:
Beginning of period	1,755,778,903	1,552,564,406
End of period	$1,835,725,009	$1,755,778,903
See Notes to Financial Statements.
10 | December 31, 2025

Janus Henderson VIT Enterprise Portfolio
Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$84.18	$76.52	$69.58	$100.51	$94.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.27	0.36	0.20	0.22
Net realized and unrealized gain/(loss)	5.88	11.31	11.85	(16.86)	14.99
Total from Investment Operations	6.07	11.58	12.21	(16.66)	15.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.62)	(0.12)	(0.17)	(0.33)
Distributions (from capital gains)	(6.50)	(3.30)	(5.15)	(14.10)	(8.58)
Total Dividends and Distributions	(6.67)	(3.92)	(5.27)	(14.27)	(8.91)
Net Asset Value, End of Period	$83.58	$84.18	$76.52	$69.58	$100.51
Total Return*	7.67%	15.61%	18.07%	(15.94)%	16.83%
Net Assets, End of Period (in thousands)	$679,320	$683,126	$636,056	$565,810	$736,679
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.72%	0.72%	0.72%	0.72%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.72%	0.72%	0.72%	0.71%
Ratio of Net Investment Income/(Loss)	0.23%	0.34%	0.49%	0.28%	0.22%
Portfolio Turnover Rate	21%	14%	13%	15%	17%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
See Notes to Financial Statements.
Janus Aspen Series | 11

Janus Henderson VIT Enterprise Portfolio
Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$74.72	$68.37	$62.78	$92.49	$87.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	0.07	0.16	0.02	(0.03)
Net realized and unrealized gain/(loss)	5.19	10.05	10.64	(15.57)	13.87
Total from Investment Operations	5.17	10.12	10.80	(15.55)	13.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.47)	(0.06)	(0.06)	(0.23)
Distributions (from capital gains)	(6.50)	(3.30)	(5.15)	(14.10)	(8.58)
Total Dividends and Distributions	(6.54)	(3.77)	(5.21)	(14.16)	(8.81)
Net Asset Value, End of Period	$73.35	$74.72	$68.37	$62.78	$92.49
Total Return*	7.41%	15.32%	17.78%	(16.15)%	16.54%
Net Assets, End of Period (in thousands)	$1,156,405	$1,072,653	$916,508	$807,716	$1,039,696
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.97%	0.97%	0.97%	0.96%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.97%	0.97%	0.96%	0.96%
Ratio of Net Investment Income/(Loss)	(0.02)%	0.09%	0.25%	0.03%	(0.03)%
Portfolio Turnover Rate	21%	14%	13%	15%	17%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
See Notes to Financial Statements.
12 | December 31, 2025

Janus Henderson VIT Enterprise Portfolio
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Janus Henderson VIT Enterprise Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.
The Portfolio currently offers two classes of shares:  Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.
Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with
United States of America generally accepted accounting principles ("US GAAP")).
The Chief Financial Officer of the Portfolio is designated as the Chief Operating Decision Maker (“CODM”) as it relates to ASC Topic 280, Segment Reporting. The CODM has concluded that the Portfolio operated as a single segment entity for the year ended December 31, 2025. The key indicator of performance of the Portfolio is net investment income as reported on the Statement of Operations.
The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.
Investment Valuation
Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of
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such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.
The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2025 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to
Schedule of Investments and Other Information.
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.
Expenses
The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.
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Notes to Financial Statements
Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.
Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.
Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.
Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).
The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.
Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Portfolio's management has determined the Portfolio did not pay a significant amount of income taxes for the year ended December 31, 2025.
2. Derivative Instruments
The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to:  futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2025 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.
The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative
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Notes to Financial Statements
purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.
In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:
•  Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
•  Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.
•  Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.
•  Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
•  Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.
•  Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
•  Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.
•  Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.
•  Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted
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cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.
Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).
During the year, the Portfolio entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.
During the year, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.
Swaps
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set  of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.
Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio
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from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.
The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Portfolio’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).
The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set  rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).
During the year, the Portfolio entered into total return swaps on equity securities to increase exposure to equity risk. These total return swaps require the Portfolio to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Portfolio will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.
3. Other Investments and Strategies
Market Risk
The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, social unrest, tariffs, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.
• Armed Conflict. Armed conflicts between countries or in a geographic region, such as the ongoing armed conflicts in Europe and the Middle East, have the potential to adversely impact a Portfolio. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.
Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the
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Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See  the "Offsetting Assets and Liabilities" section of this Note for further details.
The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.
Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).
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Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” and “Unaffiliated securities lending income, net" on the Statement of Operations. As of December 31, 2025, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $14,499,220. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2025 is $14,965,920, resulting in the net amount due the counterparty of $466,700.
Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.
In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.
The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see  the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of
December 31, 2025” table located in the Portfolio’s Schedule of Investments.
The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.
The Portfolio generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Certain securities may be segregated at the Portfolio’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Portfolio’s corresponding forward foreign currency exchange contract's obligation value.
4. Investment Advisory Agreements and Other Transactions with Affiliates
The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.
The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are
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Janus Henderson VIT Enterprise Portfolio
Notes to Financial Statements
shared with the Portfolio. Total compensation of $51,726 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2025. The Portfolio's portion is reported as part of
“Other expenses” on the Statement of Operations.
Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.
The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.
The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2025 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2025 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. There were no deferred fees paid by the Trust to the
Trustees under the Deferred Plan during the year ended December 31, 2025.
Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.
Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2025 can be found in the “Schedules of Affiliated Investments” located in the Schedule of
Investments.
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Janus Henderson VIT Enterprise Portfolio
Notes to Financial Statements
The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2025, the
Portfolio engaged in cross trades amounting to $448,572 in purchases.
5. Federal Income Tax
The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.
Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$959,447	$151,472,701	$-	$-	$1,192,690	$632,959,660
The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2025 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$1,219,066,451	$725,040,700	$(92,081,040)	$632,959,660
Information on the tax components of derivatives as of December 31, 2025 is as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$(623,332)	$1,244,707	$-	$1,244,707
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.
For the year ended December 31, 2025
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$4,072,955	$142,788,963	$-	$-

For the year ended December 31, 2024
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$11,294,026	$70,650,469	$-	$-
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Notes to Financial Statements
Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.
6. Capital Share Transactions
	Year ended December 31, 2025		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Institutional Shares:
Shares sold	673,048	$55,725,318	742,662	$60,504,314
Reinvested dividends and distributions	662,416	52,366,465	408,918	31,530,803
Shares repurchased	(1,322,852)	(109,556,391)	(1,348,765)	(109,612,008)
Net Increase/(Decrease)	12,612	$(1,464,608)	(197,185)	$(17,576,891)
Service Shares:
Shares sold	2,199,385	$159,467,514	2,080,371	$151,812,306
Reinvested dividends and distributions	1,361,802	94,495,453	737,529	50,413,692
Shares repurchased	(2,149,992)	(156,560,514)	(1,866,996)	(135,092,385)
Net Increase/(Decrease)	1,411,195	$97,402,453	950,904	$67,133,613
7. Purchases and Sales of Investment Securities
For the year ended December 31, 2025, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:
Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$357,165,562	$391,017,324	$-	$-
8. Acquisition Note
On December 22, 2025, Janus Henderson Group plc, the parent company of the Portfolio's investment adviser, announced a definitive agreement to be acquired by Trian Fund Management and General Catalyst. The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders. Management is assessing the impact to the portfolios.
9. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2025 and through the date of issuance of the Portfolio's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.
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Janus Henderson Enterprise Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Enterprise Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Enterprise Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test  basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 18, 2026
We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.
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Janus Henderson Enterprise Portfolio
Designation Requirements (unaudited)
For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2025:
Section 163(j) Interest Dividend	6%
Capital Gain Distributions	$142,788,963
Dividends Received Deduction Percentage	68%
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Janus Henderson VIT Enterprise Portfolio
Additional Information (unaudited)
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Each board member also serves as a board member of other portfolios in the Janus Aspen Series. Annual retainer fees and attendance fees are allocated to each portfolio based on net assets. Trustees fees paid by the portfolio are within
Item 7. Statement of Operations as Trustees’ fees and expenses.
Item 11. APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD
The members of the Board of Trustees (the “Board”) of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “Portfolio,” and collectively, the “Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.
In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analyses provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.
At meetings held on November 5, 2025 and December 9-10, 2025, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant over the course of the year. In this regard, the Trustees noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Following the Board’s evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2026 through February 1, 2027, subject to earlier termination as provided for in each agreement. Although the Board considered the continuation of the investment advisory agreements as part of its multi-faceted review process across the Janus Henderson Funds, the Board’s approvals were made on a Fund-by-Fund basis.
In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.
Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and
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Additional Information (unaudited)
their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources, capabilities, and key personnel of the Adviser, particularly noting those employees who provide investment and investment risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. Additionally, the Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.
In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.
The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract and retain well-qualified personnel.
Performance of the Funds
The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including at periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, using Morningstar category schema and with the Janus Henderson Fund’s performance benchmark index. In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2025, approximately 57% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2025, approximately 52% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2025 performance has been strong, noting that: (i) for the 1- and 3-year periods ended September 30, 2025, approximately 45% and 58% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively; and (ii) for the 5- and 10-year periods ended September 30, 2025, approximately 53% and 54% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively.
The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Portfolios:
• For Janus Henderson Balanced Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser has taken or was taking to improve performance.
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Janus Henderson VIT Enterprise Portfolio
Additional Information (unaudited)
• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Global Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025, and the first Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the additional resources added by the Adviser to support the Portfolio’s portfolio management.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Overseas Portfolio, the Trustees noted that the Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2025 and the bottom Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.
Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as identified by Broadridge using Morningstar category schema. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.
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Additional Information (unaudited)
For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance or service being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, recent fee reductions, investment structure changes, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.
The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.
The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered the Adviser’s explanation that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted the independent fee consultant’s 2024 report found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to similar funds subadvised by the Adviser and to the fees the Adviser charges to its comparable institutional/separate account clients; (2) these subadvised and institutional/separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) Janus Henderson Funds had management fees (after waivers or performance fees) that were under or within 2 bps of the net management fees for similar funds subadvised by the Adviser in all but two cases. The Trustees noted that for the two Janus Henderson Funds that did not have a lower or in line management fee (after waivers or performance fees) than similar funds subadvised by the Adviser, the net management fee was reasonable.
The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2024 and noted the following with regard to each Portfolio’s total expenses, net of applicable fee waivers (the Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:
• For Janus Henderson Balanced Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
•For Janus Henderson Flexible Bond Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
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Janus Henderson VIT Enterprise Portfolio
Additional Information (unaudited)
• For Janus Henderson Global Research Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although the limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds as of December 31, 2024, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.
Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation and that there is no recognized standard or uniform methodology for determining profitability for this purpose. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.
The Trustees concluded that the management fee payable by each Janus Henderson Fund to the Adviser was reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,
30 | December 31, 2025

Janus Henderson VIT Enterprise Portfolio
Additional Information (unaudited)
taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.
Economies of Scale
The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2025, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2025 report: (1) analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson Fund complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 27% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 32% of Janus Henderson Funds have performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have flat-rate fees (the “Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the fund is small/midsized and potentially higher fees when the fund grows in assets.
With respect to the Flat-Rate Fee Funds, the independent fee consultant concluded in its 2025 report that (1) 67% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on the Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.
The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Janus Henderson Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.
Based on all of the information reviewed, including the recent and past research and analyses conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.
Other Benefits to the Adviser
The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and
Janus Aspen Series | 31

Janus Henderson VIT Enterprise Portfolio
Additional Information (unaudited)
services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.
32 | December 31, 2025

Janus Henderson VIT Enterprise Portfolio
Notes
Janus Aspen Series | 33

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc
Mutual funds distributed by Janus Henderson Distributors US LLC
109-02-81116 02-26

ANNUAL FINANCIAL STATEMENTS

December 31, 2025
Janus Henderson VIT Flexible Bond Portfolio
Janus Aspen Series

Janus Henderson VIT Flexible Bond Portfolio

Janus Henderson VIT Flexible Bond Portfolio
Schedule of Investments
December 31, 2025

	Shares or Principal Amounts	Value
Asset-Backed/Commercial Mortgage-Backed Securities – 32.5%
208 Park Avenue Mortgage Trust 2017-280P, CME Term SOFR 1 Month + 1.1800%, 4.9580%, 9/15/34ž,‡	$629,029	$624,188
A&D Mortgage Trust 2024-NQM5 A1, 5.6990%, 11/25/69ž	514,103	517,585
Affirm Master Trust 2025-3A A, 4.4500%, 10/16/34ž	725,000	725,644
AGL CLO 1 Ltd 2023-26A A1R, CME Term SOFR 3 Month + 1.2800%, 5.1500%, 10/21/38ž,‡	2,303,000	2,309,467
ALA Trust 2025-OANA A, CME Term SOFR 1 Month + 1.7426%, 5.4936%, 6/15/40ž,‡	1,398,000	1,401,999
ALA Trust 2025-OANA B, CME Term SOFR 1 Month + 1.8425%, 5.5935%, 6/15/40ž,‡	478,000	479,846
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49ž,‡	18,673	18,498
Angel Oak Mortgage Trust I LLC 2019-6, Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 0.9500%, 2.6200%, 11/25/59ž,‡	15,993	15,845
Angel Oak Mortgage Trust I LLC 2020-2, Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 2.2000%, 2.5310%, 1/26/65ž,‡	307,984	291,700
Angel Oak Mortgage Trust I LLC 2020-3, Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 1.0000%, 2.4100%, 4/25/65ž,‡	88,271	85,204
Angel Oak Mortgage Trust I LLC 2024-5 A1, 4.9500%, 7/25/68ž,Ç	1,320,376	1,321,001
Angel Oak Mortgage Trust I LLC 2025-6 A1, 5.5150%, 4/25/70ž,Ç	967,714	976,409
Ansley Park Capital LLC 2025-A A2, 4.4300%, 4/20/35ž	640,000	642,888
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46ž	114,564	105,244
Babson CLO Ltd LP-5A A, CME Term SOFR 3 Month + 1.2200%, 5.1044%, 1/22/35ž,‡	1,571,653	1,572,194
Bain Capital Credit CLO Ltd 2023-3A A1R, CME Term SOFR 3 Month + 1.3100%, 5.1754%, 10/25/38ž,‡	1,328,000	1,331,366
Ballyrock Ltd 2020-14A A1BR, CME Term SOFR 3 Month + 1.5800%, 5.4644%, 7/20/37ž,‡	270,000	270,958
BAMLL Commercial Mortgage Securities Trust 2024-FRR2 E, 1.2731%, 7/27/50ž,‡	441,000	382,202
BAMLL Commercial Mortgage Securities Trust 2024-FRR3 E, 0.4876%, 1/27/50ž,‡	563,509	515,286
BAMLL Commercial Mortgage Securities Trust 2024-FRR4 E, 0.0114%, 11/27/48ž,‡	131,000	130,314
BAMLL Commercial Mortgage Securities Trust 2024-FRR4 F, 0.0107%, 11/27/48ž,‡	258,896	257,354
Bank 2018-BN12 A4, 4.2550%, 5/15/61‡	260,123	260,199
Bayview Opportunity Master Fund 2021-4 A11, US 30 Day Average SOFR + 0.8500%, 4.7242%, 10/25/51ž,‡	854,947	795,235
Bayview Opportunity Master Fund 2021-5 AF, US 30 Day Average SOFR + 0.8500%, 4.7242%, 11/25/51ž,‡	856,111	796,556
Bayview Opportunity Master Fund 2022-2 A1, 3.0000%, 12/25/51ž,‡	663,869	578,829
Bayview Opportunity Master Fund VII 2025-EDU1 B, US 30 Day Average SOFR + 1.7000%, 5.5742%, 7/27/48ž,‡	369,551	369,051
Benefit Street Partners CLO Ltd 2018-15A A1R, CME Term SOFR 3 Month + 1.3900%, 5.2945%, 7/15/37ž,‡	2,122,000	2,129,826
Benefit Street Partners CLO Ltd 2025-43A A, CME Term SOFR 3 Month + 1.2700%, 5.1875%, 10/20/38ž,‡	1,880,000	1,884,039
BLP Commercial Mortgage Trust 2025-IND A, CME Term SOFR 1 Month + 1.2000%, 4.9501%, 3/17/42ž,‡	1,453,158	1,442,546
BLP Commercial Mortgage Trust 2025-IND2 A, CME Term SOFR 1 Month + 1.5000%, 5.2501%, 12/15/42ž,‡	866,000	866,348
Boca Commercial Mortgage Trust 2025-BOCA A, CME Term SOFR 1 Month + 1.6000%, 5.4500%, 12/15/42ž,‡	990,000	991,208
BPR Trust 2023-BRK2 A, 6.8990%, 10/5/38ž,‡	1,289,000	1,345,535
BPR Trust 2024-PMDW A, 5.3580%, 11/5/41ž,‡	1,697,946	1,736,923
BPR Trust 2024-PMDW D, 5.8500%, 11/5/41ž,‡	651,000	649,595
BPR Trust 2025-STAR A, 4.9471%, 11/5/42ž,‡	750,000	753,355
Brean Asset Backed Securities Trust 2024-RM8 A1, 4.5000%, 5/25/64ž	814,660	803,732
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41ž	222,000	210,215
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41ž	614,000	581,663
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 1

Janus Henderson VIT Flexible Bond Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
BX Commercial Mortgage Trust 2021-LBA AJV, CME Term SOFR 1 Month + 0.9145%, 4.6655%, 2/15/36ž,‡	$848,000	$846,447
BX Commercial Mortgage Trust 2021-LBA AV, CME Term SOFR 1 Month + 0.9145%, 4.6655%, 2/15/36ž,‡	762,341	760,650
BX Commercial Mortgage Trust 2024-AIR2 A, CME Term SOFR 1 Month + 1.4923%, 5.2433%, 10/15/41ž,‡	1,611,423	1,612,968
BX Commercial Mortgage Trust 2024-AIRC A, CME Term SOFR 1 Month + 1.6912%, 5.4414%, 8/15/41ž,‡	2,076,481	2,078,506
BX Commercial Mortgage Trust 2024-AIRC C, CME Term SOFR 1 Month + 2.5900%, 6.3401%, 8/15/41ž,‡	640,358	641,114
BX Commercial Mortgage Trust 2024-BRBK A, CME Term SOFR 1 Month + 2.8796%, 6.6139%, 10/15/41ž,‡	720,832	724,123
BX Commercial Mortgage Trust 2024-GPA3 A, CME Term SOFR 1 Month + 1.2928%, 5.0429%, 12/15/39ž,‡	815,587	815,278
BX Commercial Mortgage Trust 2024-GPA3 B, CME Term SOFR 1 Month + 1.6423%, 5.3925%, 12/15/39ž,‡	375,644	375,694
BX Commercial Mortgage Trust 2024-VLT4 A, CME Term SOFR 1 Month + 1.4914%, 5.2415%, 6/17/41ž,‡	1,494,815	1,492,703
BX Commercial Mortgage Trust 2024-VLT5 A, 5.4104%, 11/13/46ž,‡	1,807,000	1,827,202
BX Commercial Mortgage Trust 2024-VLT5 B, 5.8015%, 11/13/46ž,‡	466,000	473,851
BX Commercial Mortgage Trust 2024-VLT5 C, 6.1920%, 11/13/46ž,‡	220,000	224,522
BX Commercial Mortgage Trust 2025-ARIA A, 5.0311%, 12/13/42ž,‡	1,558,000	1,567,672
BX Commercial Mortgage Trust 2025-DIME A, CME Term SOFR 1 Month + 1.1500%, 4.9001%, 2/15/35ž,‡	1,452,000	1,447,200
BX Commercial Mortgage Trust 2025-GW A, CME Term SOFR 1 Month + 1.6000%, 5.3500%, 7/15/42ž,‡	608,000	608,448
BX Commercial Mortgage Trust 2025-GW B, CME Term SOFR 1 Month + 1.8500%, 5.6000%, 7/15/42ž,‡	1,662,000	1,663,504
BX Commercial Mortgage Trust 2025-ROIC A, CME Term SOFR 1 Month + 1.1438%, 4.8940%, 3/15/30ž,‡	1,824,883	1,821,858
BX Commercial Mortgage Trust 2025-ROIC B, CME Term SOFR 1 Month + 1.3935%, 5.1436%, 3/15/30ž,‡	399,442	397,676
BX Commercial Mortgage Trust 2025-VLT7 A, CME Term SOFR 1 Month + 1.7000%, 5.4501%, 7/15/44ž,‡	2,820,000	2,820,479
Carlyle Global Markets Strategies 2018-4A A2R, CME Term SOFR 3 Month + 1.5600%, 5.4416%, 10/19/37ž,‡	1,898,000	1,902,582
Carlyle Global Markets Strategies 2023-2A A1R, CME Term SOFR 3 Month + 1.3200%, 5.2044%, 7/20/38ž,‡	2,014,000	2,021,278
CART 2024-DFW1 A, CME Term SOFR 1 Month + 1.6417%, 5.3919%, 8/15/41ž,‡	993,000	991,331
CART 2024-DFW1 B, CME Term SOFR 1 Month + 2.2908%, 6.0409%, 8/15/41ž,‡	729,739	728,846
CBAMR Ltd 2018-5A A1R, CME Term SOFR 3 Month + 1.3400%, 5.4523%, 10/18/38ž,‡	892,000	894,252
CF Hippolyta Issuer LLC 2020-1 B1, 2.2800%, 7/15/60ž	134,918	83,839
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61ž	1,119,455	901,649
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61ž	321,375	196,324
CF Hippolyta Issuer LLC 2022-1A A1, 5.9700%, 8/15/62ž	1,002,889	990,942
CF Hippolyta Issuer LLC 2022-1A A2, 6.1100%, 8/15/62ž	2,960,532	2,920,018
Chase Mortgage Finance Corp 2021-CL1 M1, US 30 Day Average SOFR + 1.2000%, 5.0742%, 2/25/50ž,‡	418,275	414,645
CIFC Funding Ltd 2019-7A A1R, CME Term SOFR 3 Month + 1.2800%, 5.3713%, 10/19/38ž,‡	1,469,000	1,473,113
Citigroup Mortgage Loan Trust Inc 2025-LTV1 A1, 5.2370%, 12/25/55ž,‡	1,252,000	1,253,001
Compass Datacenters Issuer II LLC 2024-2A A1, 5.0220%, 8/25/49ž	201,000	201,497
Compass Datacenters Issuer II LLC 2025-1A A1, 5.3160%, 5/25/50ž	3,544,000	3,579,375
Compass Datacenters Issuer III LLC 2025-1A A2, 5.6560%, 2/25/50ž	1,228,000	1,241,027
Compass Datacenters Issuer III LLC 2025-2A A2, 5.8350%, 2/25/50ž	764,000	774,437
Connecticut Avenue Securities Trust 2021-R03 1M1, US 30 Day Average SOFR + 0.8500%, 4.7242%, 12/25/41ž,‡	30,804	30,806
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
2  | December 31, 2025

Janus Henderson VIT Flexible Bond Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Connecticut Avenue Securities Trust 2021-R03 1M2, US 30 Day Average SOFR + 1.6500%, 5.5242%, 12/25/41ž,‡	$609,475	$612,237
Connecticut Avenue Securities Trust 2022-R01 1B1, US 30 Day Average SOFR + 3.1500%, 7.0242%, 12/25/41ž,‡	2,186,000	2,223,613
Connecticut Avenue Securities Trust 2022-R02 2M2, US 30 Day Average SOFR + 3.0000%, 6.8742%, 1/27/42ž,‡	804,000	818,549
Connecticut Avenue Securities Trust 2022-R05 2M1, US 30 Day Average SOFR + 1.9000%, 5.7742%, 4/25/42ž,‡	16,372	16,385
Connecticut Avenue Securities Trust 2023-R06 1M1, US 30 Day Average SOFR + 1.7000%, 5.5742%, 7/27/43ž,‡	324,164	325,073
Connecticut Avenue Securities Trust 2023-R07 2M1, US 30 Day Average SOFR + 1.9500%, 5.8242%, 9/25/43ž,‡	134,472	135,003
Connecticut Avenue Securities Trust 2023-R08 1M1, US 30 Day Average SOFR + 1.5000%, 5.3742%, 10/26/43ž,‡	270,304	270,668
Connecticut Avenue Securities Trust 2024-R01 1M1, US 30 Day Average SOFR + 1.0500%, 4.9242%, 1/25/44ž,‡	294,999	294,847
Connecticut Avenue Securities Trust 2024-R03 2M1, US 30 Day Average SOFR + 1.1500%, 5.0242%, 3/25/44ž,‡	178,857	178,994
Connecticut Avenue Securities Trust 2024-R04 1M1, US 30 Day Average SOFR + 1.1000%, 4.9742%, 5/25/44ž,‡	195,160	195,123
Connecticut Avenue Securities Trust 2024-R05 2M1, US 30 Day Average SOFR + 1.0000%, 4.8742%, 7/25/44ž,‡	80,809	80,776
Connecticut Avenue Securities Trust 2025-R01 1M1, US 30 Day Average SOFR + 1.1000%, 4.9742%, 1/25/45ž,‡	173,964	174,034
Connecticut Avenue Securities Trust 2025-R02 1M1, US 30 Day Average SOFR + 1.1500%, 5.0242%, 2/27/45ž,‡	309,904	309,809
Connecticut Avenue Securities Trust 2025-R04 1M1, US 30 Day Average SOFR + 1.2000%, 5.0742%, 5/25/45ž,‡	891,710	892,547
Connecticut Avenue Securities Trust 2025-R05 2M1, US 30 Day Average SOFR + 1.2000%, 5.0742%, 7/25/45ž,‡	530,884	531,187
COOPR Residential Mortgage Trust 2025-CES2 A1A, 5.5020%, 6/25/60ž,Ç	376,013	379,144
COOPR Residential Mortgage Trust 2025-CES3 A1A, 4.8400%, 9/25/60ž,Ç	789,704	795,651
COOPR Residential Mortgage Trust 2025-CES4 A1A, 5.0400%, 11/25/60ž,Ç	311,518	311,820
CPF IV LLC / CP EF Asset Securitization LLC 2023-1A A, 7.4800%, 3/15/32ž	113,365	114,318
CPT Mortgage Trust 2019-CPT F, 2.9968%, 11/13/39ž,‡	1,452,000	1,133,351
Croton Park CLO Ltd, CME Term SOFR 3 Month + 1.5600%, 5.4645%, 10/15/36ž,‡	994,000	996,186
CyrusOne Data Centers Issuer I LLC 2023-1A B, 5.4500%, 4/20/48ž	266,395	264,497
CyrusOne Data Centers Issuer I LLC 2024-1A A2, 4.7600%, 3/22/49ž	570,666	562,331
CyrusOne Data Centers Issuer I LLC 2024-2A A2, 4.5000%, 5/20/49ž	742,000	724,049
CyrusOne Data Centers Issuer I LLC 2024-3A A2, 4.6500%, 5/20/49ž	1,761,000	1,690,097
DATA Mortgage Trust 2024-CTR2 A, 5.2990%, 5/10/46ž,‡	206,594	207,482
DB Master Finance LLC 2017-1A A2II, 4.0300%, 11/20/47ž	305,348	302,914
DC Commercial Mortgage Trust 2023-DC B, 6.8043%, 9/12/40ž	1,014,152	1,044,400
DI Issuer LLC 2025-1A A2, 5.3100%, 12/15/55ž	496,000	497,634
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49ž	1,183,000	1,149,883
Ellington Financial Mortgage Trust 2025-RTL1 A1, 5.2210%, 11/25/40ž,Ç	606,000	607,131
Elmwood CLO X Ltd 2021-3A AR2, CME Term SOFR 3 Month + 1.3000%, 5.1844%, 7/20/38ž,‡	1,362,000	1,366,377
Fannie Mae REMICS 2018-27 EA, 3.0000%, 5/25/48	679,475	615,790
Fannie Mae REMICS 2019-71 P, 3.0000%, 11/25/49	704,196	632,755
FIGRE Trust 2024-HE2 A, 6.3800%, 5/25/54ž,‡	452,779	462,068
FIGRE Trust 2024-HE4 A, 5.0560%, 9/25/54ž,‡	599,807	601,927
FIGRE Trust 2025-FL1 A1, 5.2650%, 7/25/55ž,Ç	794,389	794,145
FIGRE Trust 2025-HE2 A, 5.7750%, 3/25/55ž,‡	669,766	677,099
FIGRE Trust 2025-HE3 A, 5.5600%, 5/25/55ž,‡	717,351	724,571
FIGRE Trust 2025-HE4 A, 5.4080%, 7/25/55ž,‡	321,735	323,792
FIGRE Trust 2025-HE5 A, 5.2850%, 8/25/55ž,‡	505,858	507,497
FIGRE Trust 2025-HE6 A, 5.0440%, 9/25/55ž,‡	366,848	365,517
FIGRE Trust 2025-PF2 A, 5.0170%, 10/25/55ž,‡	1,402,944	1,395,027
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 3

Janus Henderson VIT Flexible Bond Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Finance of America Structured Securities Trust 2025-S1 A1, 3.5000%, 2/25/75ž	$559,012	$543,183
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51ž,‡	1,788,086	1,559,698
Foundation Finance Trust 2025-2A A, 4.6700%, 4/15/52ž	799,737	802,880
Foundation Finance Trust 2025-3A A, 4.5600%, 8/15/52ž	705,225	707,252
Freddie Mac - SLST 2020-2 M1, 4.7500%, 9/25/60ž,‡	127,772	127,115
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA3 M2, US 30 Day Average SOFR + 2.1000%, 5.9742%, 9/25/41ž,‡	306,930	309,460
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA4 M2, US 30 Day Average SOFR + 2.3500%, 6.2242%, 12/25/41ž,‡	1,639,000	1,660,145
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 M2, US 30 Day Average SOFR + 3.7500%, 7.6242%, 2/25/42ž,‡	141,786	146,104
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA3 M2, 8.4218%, 4/25/42ž	101,525	105,699
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A, US 30 Day Average SOFR + 2.1000%, 5.9742%, 3/25/42ž,‡	92,753	92,942
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-DNA2 M1A, US 30 Day Average SOFR + 2.1000%, 5.9652%, 4/27/43ž,‡	229,843	232,359
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-HQA2 M1A, US 30 Day Average SOFR + 2.0000%, 5.8742%, 6/25/43ž,‡	20,153	20,205
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-HQA3 M1, US 30 Day Average SOFR + 1.8500%, 5.7242%, 11/25/43ž,‡	299,657	300,675
Freddie Mac Structured Agency Credit Risk Debt Notes 2024-DNA2 M1, US 30 Day Average SOFR + 1.2000%, 5.0742%, 5/25/44ž,‡	494,995	495,280
Freddie Mac Structured Agency Credit Risk Debt Notes 2024-DNA3 M1, US 30 Day Average SOFR + 1.0000%, 4.8742%, 10/25/44ž,‡	4,000	4,000
Freddie Mac Structured Agency Credit Risk Debt Notes 2025-DNA1 M1, US 30 Day Average SOFR + 1.0500%, 4.9242%, 1/25/45ž,‡	335,213	335,131
Freddie Mac Structured Agency Credit Risk Debt Notes 2025-DNA2 M1, US 30 Day Average SOFR + 1.2000%, 5.0742%, 5/25/45ž,‡	218,569	218,552
Freddie Mac Structured Agency Credit Risk Debt Notes 2025-DNA3 M1, US 30 Day Average SOFR + 1.1000%, 4.9742%, 9/25/45ž,‡	240,053	240,194
Freddie Mac Structured Agency Credit Risk Debt Notes 2025-HQA1 M1, US 30 Day Average SOFR + 1.1500%, 5.0242%, 2/27/45ž,‡	678,661	678,292
FREMF Mortgage Trust 2023-K511 C, 5.6345%, 11/25/28ž,‡	310,000	291,791
GCAT 2023-INV1 A1, 6.0000%, 8/25/53ž,‡	1,014,342	1,031,610
Golden Tree Loan Management US CLO1 Ltd 2023-17A AR, CME Term SOFR 3 Month + 1.2800%, 5.1644%, 1/20/39ž,‡	1,584,000	1,588,075
Gracie Point International Funding 2024-1A A, US 90 Day Average SOFR + 1.7000%, 5.8902%, 3/1/28ž,‡	446,000	446,337
Gracie Point International Funding 2025-1A A, US 30 Day Average SOFR + 1.5000%, 5.5247%, 8/15/28ž,‡	820,000	821,333
Great Wolf Trust 2024-WLF2 A, CME Term SOFR 1 Month + 1.6912%, 5.4414%, 5/15/41ž,‡	1,795,000	1,797,389
GS Mortgage Securities Trust 2018-GS10, 4.1550%, 7/10/51‡	371,605	367,103
GS Mortgage Securities Trust 2018-GS9, 3.9920%, 3/10/51‡	618,450	614,544
GS Mortgage Securities Trust 2025-800D A, CME Term SOFR 1 Month + 2.6500%, 6.3845%, 11/25/41ž,‡	2,129,000	2,131,613
GS Mortgage-Backed Securities Trust 2025-CES2 A1, 5.1800%, 9/25/55ž,Ç	1,040,725	1,043,646
Hertz Vehicle Financing LLC 2025-5A A, 4.6200%, 5/25/30ž	613,000	613,466
Homeward Opportunities Fund I Trust 2024-RRTL2 A1, 5.9890%, 9/25/39ž,Ç	704,000	707,011
Homeward Opportunities Fund I Trust 2024-RTL1 A1, 7.1200%, 7/25/29ž,Ç	1,520,000	1,523,707
Homeward Opportunities Fund I Trust 2025-RRTL1 A1, 5.4760%, 3/25/40ž,Ç	998,000	1,003,091
Homeward Opportunities Fund I Trust 2025-RRTL2 A1, 5.2370%, 9/25/40ž,Ç	450,000	451,947
Hudson's Bay Simon JV Trust 2015-HB10 A10, 4.1545%, 8/5/34ž	329,000	319,951
JP Morgan Mortgage Trust 2025-5MPR A1D, 5.5000%, 11/25/55ž,Ç	401,681	403,298
KRE Commercial Mortgage Trust 2025-AIP4 A, CME Term SOFR 1 Month + 1.3000%, 5.0501%, 3/17/42ž,‡	1,291,000	1,288,864
Lendbuzz Securitization Trust 2023-1A A2, 6.9200%, 8/15/28ž	119,814	120,978
Lex Commercial Loan Master Trust 2024-BBG A, 4.8736%, 10/13/33ž,‡	376,000	378,409
LHOME Mortgage Trust 2024-RTL2 A1, 7.1280%, 3/25/29ž,Ç	387,030	389,248
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
4  | December 31, 2025

Janus Henderson VIT Flexible Bond Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
LHOME Mortgage Trust 2024-RTL3 A1, 6.9000%, 5/25/29ž,Ç	$493,034	$497,538
LHOME Mortgage Trust 2024-RTL4 A1, 5.9210%, 7/25/39ž,Ç	1,506,328	1,519,448
LHOME Mortgage Trust 2025-RTL3 A1, 5.2390%, 8/25/40ž,Ç	460,000	462,413
Life Financial Services Trust 2021-BMR C, CME Term SOFR 1 Month + 1.2145%, 4.9645%, 3/15/38ž,‡	112,353	111,891
Life Financial Services Trust 2022-BMR2 A1, CME Term SOFR 1 Month + 1.2952%, 5.0454%, 5/16/39ž,‡	1,237,000	1,190,168
M&T Equipment Notes 2023-1A A3, 5.7400%, 7/15/30ž	162,476	163,430
Madison Park Funding Ltd 2019-34A A2RR, CME Term SOFR 3 Month + 1.6000%, 5.4936%, 10/16/37ž,‡	730,000	731,744
Madison Park Funding Ltd 2022-55A A1R, CME Term SOFR 3 Month + 1.3600%, 5.2444%, 7/20/37ž,‡	2,161,667	2,169,034
Madison Park Funding Ltd 2022-62A A1R2, CME Term SOFR 3 Month + 1.3000%, 5.1936%, 7/16/38ž,‡	1,526,000	1,530,453
Madison Park Funding Ltd 2025-73A A1, CME Term SOFR 3 Month + 1.3000%, 5.2630%, 10/18/38ž,‡	1,650,000	1,654,596
Magnetite CLO Ltd 2025-50A A1, CME Term SOFR 3 Month + 1.2800%, 5.5888%, 7/26/38ž,‡	1,160,000	1,163,168
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11, US 30 Day Average SOFR + 0.9500%, 5.0000%, 8/25/51ž,‡	604,228	563,725
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11, US 30 Day Average SOFR + 0.9500%, 5.0000%, 10/25/51ž,‡	791,527	738,776
Mello Mortgage Capital Acceptance Trust 2024-SD1 A1, 4.0000%, 4/25/54ž,Ç	430,894	425,758
Morgan Stanley Capital I Trust 2016-UB11, 2.7820%, 8/15/49	594,000	587,889
Morgan Stanley Capital I Trust 2018-H3, 4.1770%, 7/15/51	590,372	589,414
Morgan Stanley Capital I Trust 2018-H4, 4.3100%, 12/15/51	883,008	879,459
Morgan Stanley Residential Mortgage Loan Trust 2025-SPL1 A1, US 30 Day Average SOFR + 1.4000%, 4.2500%, 2/25/65ž,‡	584,136	570,903
MVW Owner Trust 2025-2A A, 4.4800%, 10/20/44ž	220,194	219,715
Neuberger Berman CLO Ltd 2019-32RA A, CME Term SOFR 3 Month + 1.3100%, 5.6390%, 7/20/39ž,‡	1,390,830	1,395,680
New Residential Mortgage Loan Trust 2018-2, Refinitiv USD IBOR Consumer Cash Fallbacks 6 Months + 0.6800%, 4.5000%, 2/25/58ž,‡	120,785	120,201
New Residential Mortgage Loan Trust 2024-NQM2 A1, US 30 Day Average SOFR + 0.1400%, 5.1170%, 9/25/64ž,‡	791,765	793,867
New Residential Mortgage Loan Trust 2024-RTL2 A1, 5.4430%, 9/25/39ž,Ç	584,000	590,466
NRTH PARK Mortgage Trust 2025-PARK A, CME Term SOFR 1 Month + 1.3933%, 5.1434%, 10/15/40ž,‡	1,210,000	1,210,012
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26ž	245,399	242,019
NRZ Excess Spread Collateralized Notes 2024-FNT1 A, 7.3980%, 11/25/31ž,Ç	667,316	673,978
Oak Hill Credit Partners 2020-7A A1R2, CME Term SOFR 3 Month + 1.2800%, 5.1644%, 7/19/38ž,‡	1,500,000	1,504,107
Oak Hill Credit Partners 2021-9A A2R, CME Term SOFR 3 Month + 1.5800%, 5.4644%, 10/19/37ž,‡	1,058,000	1,060,380
Oak Street Investment Grade Net Lease Fund 2020-1A A1, 1.8500%, 11/20/50ž	603,598	555,139
Oasis Securitization 2024-1A A, 5.8800%, 9/30/38§	301,000	301,119
Oasis Securitization 2025-1A A, 6.3550%, 8/15/39ž	858,000	864,310
OCP CLO Ltd 2020-18A A2R2, CME Term SOFR 3 Month + 1.5700%, 5.4544%, 7/20/37ž,‡	503,005	504,124
OCP CLO Ltd 2025-44A A, CME Term SOFR 3 Month + 1.3000%, 5.5622%, 10/25/38ž,‡	808,000	810,229
Octagon Investment Partners 42 Ltd 2019-3A A2RR, CME Term SOFR 3 Month + 1.5600%, 5.4645%, 7/15/37ž,‡	250,000	250,547
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51ž,‡	278,770	243,189
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51ž,‡	737,928	638,533
Pretium Mortgage Credit Partners LLC 2025-RPL1 A1, 4.0000%, 7/25/69ž,Ç	711,419	689,838
Pretium Mortgage Credit Partners LLC 2025-RPL2 A1, 4.0000%, 8/25/64ž,Ç	794,102	783,019
Pretium Mortgage Credit Partners LLC 2025-RPL5 A1, 4.1500%, 1/25/70ž,Ç	1,225,785	1,204,080
PRP Advisors LLC 2024-RCF2 A1, 3.7500%, 3/25/54ž,Ç	285,952	282,356
PRP Advisors LLC 2025-RCF4 A1, 4.5000%, 8/25/55ž,Ç	505,924	500,626
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 5

Janus Henderson VIT Flexible Bond Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
PRP Advisors LLC 2025-RPL3 A1, 3.2500%, 4/25/55ž,Ç	$641,893	$622,101
PRP Advisors LLC 2025-RPL4 A1, 3.0000%, 5/25/55ž,Ç	985,747	930,299
QTS Issuer ABS I LLC 2025-1A A2, 5.4390%, 5/25/55ž	2,595,000	2,610,944
QTS Issuer ABS I LLC 2025-1A B, 5.9280%, 5/25/55ž	2,082,000	2,070,132
QTS Issuer ABS II LLC 2025-1A A2, 5.0440%, 10/5/55ž	1,551,000	1,528,253
Saluda Grade Alternative Mortgage Trust 2023-FIG3 A, 7.0670%, 8/25/53ž,‡	1,917,677	1,982,454
Saluda Grade Alternative Mortgage Trust 2023-FIG4 A, 6.7180%, 11/25/53ž,‡	658,576	694,037
Saluda Grade Alternative Mortgage Trust 2024-CES1 A1, 6.3060%, 3/25/54ž,‡	364,258	371,805
Saluda Grade Alternative Mortgage Trust 2024-FIG5 A, 6.2550%, 4/25/54ž,‡	502,952	508,770
Saluda Grade Alternative Mortgage Trust 2024-RTL5 A1, 7.7620%, 4/25/30ž,Ç	859,678	866,879
Saluda Grade Alternative Mortgage Trust 2024-RTL6 A1, 7.4390%, 7/25/30ž,Ç	1,022,917	1,028,872
Saluda Grade Alternative Mortgage Trust 2025-LOC5 A1A, CME Term SOFR 1 Month + 1.6000%, 5.3317%, 10/25/55ž,‡	976,980	978,543
Saluda Grade Alternative Mortgage Trust 2025-RRTL1 A1, 5.3200%, 10/25/40ž,Ç	750,000	749,972
SCF Equipment Trust LLC 2025-2A A2, 4.2600%, 12/22/31ž	346,000	346,907
SCG Hotel Issuer Inc 2025-DLFN A, CME Term SOFR 1 Month + 1.2000%, 4.9501%, 3/15/35ž,‡	1,735,000	1,725,829
SELF Commercial Mortgage Trust 2024-STRG A, CME Term SOFR 1 Month + 1.5423%, 5.2924%, 11/15/34ž,‡	1,656,000	1,657,796
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43ž,‡	76,478	68,386
SF ABS Issuer LLC 2025-1A A2, 5.3770%, 11/25/55ž	2,076,000	2,016,486
Sixth Street CLO Ltd 2017-9A AR, CME Term SOFR 3 Month + 1.3800%, 5.2500%, 7/21/37ž,‡	1,509,000	1,514,573
SMRT 2022-MINI A, CME Term SOFR 1 Month + 1.0000%, 4.7510%, 1/17/39ž,‡	696,000	694,561
SREIT Trust 2021-MFP A, CME Term SOFR 1 Month + 0.8453%, 4.5954%, 11/15/38ž,‡	126,665	126,333
Taco Bell Funding LLC 2021-1A A2II, 2.2940%, 8/25/51ž	1,125,945	1,045,467
TEXAS Commercial Mortgage Trust 2025-TWR A, CME Term SOFR 1 Month + 1.2931%, 5.0433%, 4/15/42ž,‡	473,000	472,408
Texas Debt Capital CLO Ltd 2023-2A A1R, CME Term SOFR 3 Month + 1.3700%, 5.2400%, 10/21/37ž,‡	1,619,000	1,625,022
THE 2023-MIC Trust 2023-MIC A, 8.4366%, 12/5/38ž,‡	920,808	994,720
The Huntington National Bank 2024-2 B1, 5.4420%, 10/20/32ž	389,101	393,403
Toorak Mortgage Corp 2025-RRTL1 A1, 5.5240%, 2/25/40ž,Ç	450,000	451,640
Towd Point Mortgage Trust 2025-FIX2 A1, 5.2490%, 10/25/65ž,Ç	1,127,495	1,132,243
TYSN 2023-CRNR Mortgage Trust 2023-CRNR A, 6.5797%, 12/10/33ž,‡	2,921,612	3,072,953
United Wholesale Mortgage LLC 2021-INV1 A9, US 30 Day Average SOFR + 0.9000%, 4.9718%, 8/25/51ž,‡	739,694	688,906
UPG HI Issuer Trust 2025-2 A, 5.0000%, 9/25/47ž	450,000	451,464
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45ž	634,000	603,883
VASA Trust 2021-VASA A, CME Term SOFR 1 Month + 1.0145%, 4.7655%, 7/15/39ž,‡	605,000	590,173
Voya CLO Ltd 2024-4A A2, CME Term SOFR 3 Month + 1.5500%, 5.4344%, 7/20/37ž,‡	613,178	614,503
Wells Fargo Commercial Mortgage Trust 2021-SAVE A, CME Term SOFR 1 Month + 1.3645%, 5.1155%, 2/15/40ž,‡	77,785	77,740
Wells Fargo Commercial Mortgage Trust 2025-VTT A, 5.1004%, 3/15/38ž,‡	1,776,000	1,789,753
Wendy's Funding LLC 2021-1A A2I, 2.3700%, 6/15/51ž	225,186	209,869
Wendy's Funding LLC 2021-1A A2II, 2.7750%, 6/15/51ž	558,670	498,704
Wendy's Funding LLC 2022-1A A2II, 4.5350%, 3/15/52ž	123,492	119,699
Wendy's Funding LLC 2025-1A A2I, 5.4220%, 12/15/55ž	1,805,000	1,801,996
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36ž	46,084	45,881
Woodward Capital Management 2021-3 A21, US 30 Day Average SOFR + 0.8000%, 4.6742%, 7/25/51ž,‡	586,752	544,654
Woodward Capital Management 2023-CES1 A1A, 6.5150%, 6/25/43ž,‡	211,740	212,373
Woodward Capital Management 2024-CES1 A1A, 6.0250%, 2/25/44ž,‡	313,232	315,800
Woodward Capital Management 2024-CES2 A1A, 6.1410%, 4/25/44ž,‡	982,744	992,770
Woodward Capital Management 2024-CES5 A1A, 5.8460%, 8/25/44ž,Ç	934,500	941,993
Woodward Capital Management 2024-CES6 A1A, 5.3440%, 9/25/44ž,Ç	783,386	785,269
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
6  | December 31, 2025

Janus Henderson VIT Flexible Bond Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Woodward Capital Management 2024-CES7 A1A, 5.1580%, 10/25/44ž,Ç	$1,187,233	$1,190,511
Woodward Capital Management 2024-CES9 A1A, 5.5820%, 12/25/44ž,Ç	215,987	217,846
Woodward Capital Management 2025-CES10 A1A, 4.8940%, 11/25/55ž,Ç	538,520	538,592
Woodward Capital Management 2025-CES2 A1A, 5.5030%, 2/25/55ž,Ç	642,761	648,115
Woodward Capital Management 2025-CES7 A1A, 5.3770%, 7/25/55ž,Ç	485,665	503,940
Woodward Capital Management 2025-CES8 A1A, 5.1477%, 8/25/55ž,‡	887,865	891,842
Woodward Capital Management 2025-CES9 A1A, 4.7950%, 9/25/55ž,Ç	322,742	322,172
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $204,373,915)		204,055,356
Bank Loans and Mezzanine Loans – 3.6%
Basic Industry – 0.1%
Qnity Electronics Inc, CME Term SOFR 6 Month + 2.0000%, 5.6975%, 11/1/32‡	501,000	502,879
Capital Goods – 0.6%
EMRLD Borrower LP, CME Term SOFR 6 Month + 2.2500%, 6.1219%, 8/4/31‡	3,126,302	3,138,764
Quikrete Holdings Inc, CME Term SOFR 1 Month + 2.2500%, 5.9661%, 2/10/32‡	595,531	598,739
		3,737,503
Consumer Cyclical – 0.8%
Delta 2 Lux Sarl, CME Term SOFR 3 Month + 1.7500%, 5.4219%, 9/30/31‡	2,869,649	2,876,823
Life Time Inc, CME Term SOFR 1 Month + 2.0000%, 5.7837%, 11/5/31‡	1,541	1,550
TKO Worldwide Holdings LLC, CME Term SOFR 3 Month + 2.0000%, 5.8685%, 11/21/31‡	1,901,853	1,914,296
		4,792,669
Consumer Non-Cyclical – 0.5%
Lavender US Holdco 1 Inc, CME Term SOFR 1 Month + 3.2500%, 7.3929%, 12/2/32ƒ,‡	1,354,029	1,363,615
Medline Borrower LP, CME Term SOFR 1 Month + 1.7500%, 5.4661%, 10/23/30‡	1,459,580	1,467,974
		2,831,589
Electric – 0.1%
Alpha Generation LLC, CME Term SOFR 1 Month + 2.0000%, 5.7161%, 9/30/31‡	940,100	944,930
Energy – 0.1%
Deep Blue Operating I LLC, CME Term SOFR 1 Month + 2.7500%, 6.5929%, 10/1/32‡	716,511	718,152
Technology – 0.3%
X Corp, 9.5000%, 10/26/29ƒ	2,127,984	2,118,855
Transportation – 1.1%
First Student Bidco Inc, CME Term SOFR 3 Month + 2.5000%, 6.1719%, 8/15/30‡	2,454,495	2,461,244
First Student Bidco Inc, CME Term SOFR 3 Month + 2.5000%, 6.1719%, 8/15/30‡	449,111	450,046
Genesee & Wyoming Inc, CME Term SOFR 3 Month + 1.7500%, 5.4219%, 4/10/31‡	2,916,671	2,923,324
Stonepeak Nile Parent LLC, CME Term SOFR 3 Month + 2.2500%, 6.1615%, 4/9/32‡	1,261,000	1,260,319
		7,094,933
Total Bank Loans and Mezzanine Loans (cost $22,641,415)		22,741,510
Corporate Bonds – 22.1%
Banking – 3.8%
Bank of America Corp, SOFR + 1.0000%, 5.1620%, 1/24/31‡	2,466,000	2,545,786
Bank of America Corp, SOFR + 1.6970%, 5.7440%, 2/12/36‡	1,497,000	1,559,871
Capital One Financial Corp, SOFR + 3.0700%, 7.6240%, 10/30/31‡	1,748,000	1,975,495
Capital One Financial Corp, SOFR + 2.0360%, 6.1830%, 1/30/36‡	1,149,000	1,199,421
Citigroup Inc, SOFR + 1.1710%, 4.5030%, 9/11/31‡	1,520,000	1,524,704
Citigroup Inc, US Treasury Yield Curve Rate 5 Year + 1.2800%, 5.5920%, 11/19/34‡	1,440,000	1,476,901
Citigroup Inc, SOFR + 1.4880%, 5.1740%, 9/11/36‡	1,047,000	1,056,786
Citigroup Inc, 6.6250%‡,μ	816,000	828,591
JPMorgan Chase & Co, SOFR + 1.0100%, 5.1400%, 1/24/31‡	1,348,000	1,393,284
Morgan Stanley, SOFR + 1.2900%, 2.9430%, 1/21/33‡	978,000	892,614
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 7

Janus Henderson VIT Flexible Bond Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Corporate Bonds – (continued)
Banking – (continued)
Morgan Stanley, SOFR + 1.8800%, 5.4240%, 7/21/34‡	$823,000	$856,180
Morgan Stanley Private Bank NA, SOFR + 1.0800%, 4.7340%, 7/18/31‡	3,644,000	3,657,967
PNC Financial Services Group Inc/The, SOFR + 2.2840%, 6.8750%, 10/20/34‡	1,565,000	1,770,996
US Bancorp, SOFR + 1.5600%, 5.3840%, 1/23/30‡	1,263,000	1,308,072
US Bancorp, SOFR + 1.0610%, 5.0460%, 2/12/31‡	822,000	844,318
US Bancorp, SOFR + 1.4110%, 5.4240%, 2/12/36‡	826,000	858,487
		23,749,473
Basic Industry – 0.8%
FMG Resources (August 2006) Pty Ltd, 4.5000%, 9/15/27ž	2,186,000	2,180,557
Solstice Advanced Materials Inc, 5.6250%, 9/30/33ž	1,522,000	1,535,384
Verde Purchaser LLC, 10.5000%, 11/30/30ž	1,248,000	1,341,866
		5,057,807
Brokerage – 1.7%
Jane Street Group / JSG Finance Inc, 7.1250%, 4/30/31ž	1,487,000	1,562,490
Jane Street Group / JSG Finance Inc, 6.1250%, 11/1/32ž	1,793,000	1,824,485
Jane Street Group / JSG Finance Inc, 6.7500%, 5/1/33ž	1,849,000	1,929,979
LPL Holdings Inc, 4.0000%, 3/15/29ž	250,000	245,824
LPL Holdings Inc, 5.1500%, 6/15/30	854,000	870,921
LPL Holdings Inc, 6.0000%, 5/20/34	953,000	1,002,164
LPL Holdings Inc, 5.6500%, 3/15/35	2,402,000	2,462,052
LPL Holdings Inc, 5.7500%, 6/15/35	866,000	891,072
		10,788,987
Capital Goods – 0.3%
Quikrete Holdings Inc, 6.3750%, 3/1/32ž	1,017,000	1,058,575
Standard Industries Inc/NJ, 6.5000%, 8/15/32ž	948,000	975,991
		2,034,566
Communications – 1.5%
AppLovin Corp, 5.3750%, 12/1/31	980,000	1,016,231
AppLovin Corp, 5.5000%, 12/1/34	3,921,000	4,028,638
Level 3 Financing Inc, 7.0000%, 3/31/34ž	1,159,427	1,194,873
ROBLOX Corp, 3.8750%, 5/1/30ž	1,978,000	1,891,119
Virgin Media Secured Finance PLC, 5.5000%, 5/15/29ž	1,290,000	1,270,852
		9,401,713
Consumer Cyclical – 1.9%
Carnival Corp, 5.7500%, 8/1/32ž	2,179,000	2,236,266
Carvana Co, 9.0000%, 6/1/30ž	2,020,898	2,118,286
Flutter Treasury DAC, 5.8750%, 6/4/31ž	661,000	670,188
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	100,000	101,741
KB Home, 4.0000%, 6/15/31#	593,000	561,581
Millrose Properties Inc, 6.2500%, 9/15/32ž	1,192,000	1,202,708
NCL Corporation Ltd, 5.8750%, 1/15/31ž	2,384,000	2,374,980
Taylor Morrison Communities Inc, 5.1250%, 8/1/30ž	1,396,000	1,404,417
Taylor Morrison Communities Inc, 5.7500%, 11/15/32ž	1,037,000	1,066,961
		11,737,128
Consumer Non-Cyclical – 1.8%
CVS Health Corp, 5.2500%, 2/21/33	183,000	188,413
CVS Health Corp, 5.7000%, 6/1/34	769,000	805,848
CVS Health Corp, 5.4500%, 9/15/35	919,000	940,698
CVS Health Corp, 4.7800%, 3/25/38	2,364,000	2,231,407
Heartland Dental LLC / Heartland Dental Finance Corp, 10.5000%, 4/30/28ž	364,000	381,666
Solventum Corp, 5.4500%, 3/13/31	1,571,000	1,638,743
Teva Pharmaceutical Finance Co LLC, 6.1500%, 2/1/36	1,520,000	1,595,846
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	623,000	615,808
Teva Pharmaceutical Finance Netherlands III BV, 6.0000%, 12/1/32	1,217,000	1,277,252
Teva Pharmaceutical Finance Netherlands IV BV, 5.7500%, 12/1/30	1,297,000	1,345,280
		11,020,961
Electric – 1.5%
Alpha Generation LLC, 6.2500%, 1/15/34ž	1,773,000	1,788,916
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
8  | December 31, 2025

Janus Henderson VIT Flexible Bond Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Corporate Bonds – (continued)
Electric – (continued)
American Electric Power Co Inc, US Treasury Yield Curve Rate 5 Year + 2.1280%, 5.8000%, 3/15/56‡	$643,000	$638,345
American Electric Power Co Inc, US Treasury Yield Curve Rate 5 Year + 1.9400%, 6.0500%, 3/15/56‡	515,000	506,003
NRG Energy Inc, 6.0000%, 2/1/33ž	606,000	617,998
NRG Energy Inc, 5.7500%, 1/15/34ž	726,000	733,384
NRG Energy Inc, 6.0000%, 1/15/36ž	1,361,000	1,379,024
Talen Energy Supply LLC, 6.2500%, 2/1/34ž	1,245,000	1,269,793
Talen Energy Supply LLC, 6.5000%, 2/1/36ž	2,043,000	2,112,645
Xcel Energy Inc, 5.6000%, 4/15/35	616,000	637,909
		9,684,017
Energy – 3.7%
Civitas Resources Inc, 8.6250%, 11/1/30ž	331,000	346,908
Civitas Resources Inc, 8.7500%, 7/1/31ž,#	613,000	635,927
Civitas Resources Inc, 9.6250%, 6/15/33ž	1,189,000	1,283,666
DT Midstream Inc, 4.1250%, 6/15/29ž	1,386,000	1,367,728
DT Midstream Inc, 4.3750%, 6/15/31ž	2,078,000	2,034,448
DT Midstream Inc, 4.3000%, 4/15/32ž	555,000	536,103
Hess Midstream Operations LP, 5.8750%, 3/1/28ž	1,503,000	1,531,217
Hess Midstream Operations LP, 5.1250%, 6/15/28ž	704,000	706,841
Hess Midstream Operations LP, 6.5000%, 6/1/29ž	1,820,000	1,879,514
Hess Midstream Operations LP, 4.2500%, 2/15/30ž	2,344,000	2,292,633
Occidental Petroleum Corp, 8.8750%, 7/15/30	665,000	768,941
Occidental Petroleum Corp, 6.6250%, 9/1/30	473,000	509,215
Occidental Petroleum Corp, 6.1250%, 1/1/31	665,000	702,856
Sunoco LP, 5.6250%, 3/15/31ž	835,000	841,118
Sunoco LP, 6.2500%, 7/1/33ž	1,136,000	1,163,625
Sunoco LP, 5.8750%, 3/15/34ž	1,214,000	1,213,893
Sunoco LP, US Treasury Yield Curve Rate 5 Year + 4.2300%, 7.8750%ž,‡,μ	1,435,000	1,474,140
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp, 6.7500%, 3/15/34ž	2,216,000	2,215,946
Viper Energy Partners LLC, 4.9000%, 8/1/30	782,000	790,970
Viper Energy Partners LLC, 5.7000%, 8/1/35	1,040,000	1,061,351
		23,357,040
Finance Companies – 1.0%
Apollo Debt Solutions BDC, 5.2000%, 12/8/28ž	572,000	571,893
Ares Capital Corp, 5.1000%, 1/15/31	1,133,000	1,119,074
Blackstone Private Credit Fund, 7.3000%, 11/27/28	860,000	912,226
Blackstone Secured Lending Fund, 5.8750%, 11/15/27	1,452,000	1,482,338
Blue Owl Credit Income Corp, 7.9500%, 6/13/28	566,000	598,476
Macquarie Airfinance Holdings Ltd, 6.4000%, 3/26/29ž	405,000	424,398
Macquarie Airfinance Holdings Ltd, 6.5000%, 3/26/31ž	611,000	653,448
OWL Rock Core Income Corp, 4.7000%, 2/8/27	140,000	139,449
Rocket Cos Inc, 6.1250%, 8/1/30ž	611,000	631,578
		6,532,880
Financial Institutions – 0.4%
Atlas Warehouse Lending Co LP, 6.0500%, 1/15/28ž	909,000	937,668
Atlas Warehouse Lending Co LP, 6.2500%, 1/15/30ž	924,000	972,806
Atlas Warehouse Lending Co LP, 4.9500%, 11/15/30ž	380,000	381,263
		2,291,737
Insurance – 1.5%
Asurion LLC / Asurion Co-Issuer Inc, 8.0000%, 12/31/32ž	985,000	1,022,047
Centene Corp, 4.2500%, 12/15/27	3,047,000	3,029,061
Health Care Service Corp, 5.2000%, 6/15/29ž	915,000	937,880
Health Care Service Corp, 5.4500%, 6/15/34ž	1,687,000	1,727,108
Humana Inc, 5.9500%, 3/15/34	2,414,000	2,531,626
		9,247,722
Professional Services – 0.3%
Booz Allen Hamilton Inc, 5.9500%, 4/15/35	1,838,000	1,904,326
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 9

Janus Henderson VIT Flexible Bond Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – 1.9%
Constellation Software Inc/Canada, 5.4610%, 2/16/34ž	$916,000		$922,676
CoreWeave Inc, 9.0000%, 2/1/31ž	3,529,000		3,234,399
CrowdStrike Holdings Inc, 3.0000%, 2/15/29	419,000		402,067
Foundry JV Holdco LLC, 5.8750%, 1/25/34ž	3,110,000		3,193,801
Oracle Corp, 5.5000%, 8/3/35	390,000		382,154
Oracle Corp, 5.2000%, 9/26/35	1,200,000		1,149,697
Oracle Corp, 5.9500%, 9/26/55	1,003,000		888,672
Oracle Corp, 6.1000%, 9/26/65	1,341,000		1,182,752
Western Digital Corp, 4.7500%, 2/15/26	280,000		280,214
			11,636,432
Total Corporate Bonds (cost $135,800,003)			138,444,789
Foreign Government Bonds – 0.1%
United Kingdom Gilt, 4.3750%, 3/7/30 (cost $645,966)	475,000	GBP	651,000
Mortgage-Backed Securities – 19.3%
Fannie Mae:
3.0000%, TBA, 30 Year Maturity	131,000		115,859
3.5000%, TBA, 30 Year Maturity	58,870		54,242
5.0000%, TBA, 30 Year Maturity	6,334,000		6,317,063
			6,487,164
Fannie Mae Pool:
BO3223, 3.0000%, 10/1/34	42,797		41,598
BO4725, 2.5000%, 11/1/34	90,106		86,292
BO7717, 3.0000%, 11/1/34	11,327		11,020
BO5957, 3.0000%, 12/1/34	14,636		14,207
FS3713, 2.5000%, 12/1/36	991,501		945,023
995757, 6.0000%, 2/1/37	44,902		47,566
AL6997, 4.5000%, 11/1/42	31,532		31,744
AB7563, 3.0000%, 1/1/43	15,735		14,554
MA1363, 3.0000%, 2/1/43	15,214		14,030
AT2957, 3.0000%, 5/1/43	109,752		100,546
AL5942, 5.0000%, 7/1/44	229,547		233,485
AL5887, 4.5000%, 10/1/44	68,725		68,992
AL6542, 4.5000%, 3/1/45	114,545		114,991
AL6842, 4.0000%, 5/1/45	33,638		32,622
AL7381, 4.5000%, 6/1/45	58,859		58,756
BJ4559, 3.5000%, 1/1/48	78,326		73,868
BJ4566, 4.0000%, 1/1/48	601,036		584,130
CA4646, 3.0000%, 2/1/48	70,132		64,286
BK1964, 4.0000%, 3/1/48	181,051		175,852
BJ9181, 5.0000%, 5/1/48	58,268		59,220
MA3521, 4.0000%, 11/1/48	252,249		242,937
BN3899, 4.0000%, 12/1/48	37,459		36,076
FM3664, 4.0000%, 3/1/49	78,167		75,281
CA3683, 4.5000%, 6/1/49	13,811		13,698
CA4035, 4.5000%, 8/1/49	21,708		21,530
MA3774, 3.0000%, 9/1/49	67,022		60,136
BO2983, 3.0000%, 9/1/49	36,083		32,787
MA3908, 4.5000%, 1/1/50	30,001		29,755
CA5573, 4.0000%, 4/1/50	106,776		102,322
MA4079, 3.0000%, 7/1/50	1,020,836		913,445
BK2913, 2.5000%, 8/1/50	112,006		97,261
FM5076, 4.0000%, 8/1/50	94,146		90,219
FS2713, 4.5000%, 10/1/50	507,157		503,381
FS5362, 4.5000%, 12/1/50	722,713		717,332
FS2546, 4.0000%, 3/1/51	19,809		19,078
20510401, 3.0000%, 4/1/51	113,844		101,964
MA4378, 2.0000%, 7/1/51	3,360,457		2,740,113
FS0359, 2.5000%, 1/1/52	741,490		638,391
CB2681, 3.5000%, 1/1/52	299,963		281,823
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
10 | December 31, 2025

Janus Henderson VIT Flexible Bond Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
FS5130, 2.5000%, 2/1/52	$3,891,136	$3,349,474
FS0662, 2.5000%, 2/1/52	3,555,613	3,059,024
CB2750, 2.5000%, 2/1/52	1,480,317	1,265,562
CB2891, 3.0000%, 2/1/52	982,359	879,224
BV2802, 3.0000%, 2/1/52	131,985	118,085
CB2907, 3.5000%, 2/1/52	819,838	770,196
FS5988, 2.5000%, 3/1/52	1,637,021	1,406,604
CB3043, 2.5000%, 3/1/52	1,556,604	1,339,203
FS1081, 2.5000%, 3/1/52	1,524,960	1,310,319
CB3042, 2.5000%, 3/1/52	565,988	487,385
BT2256, 2.5000%, 3/1/52	132,547	113,850
BV2965, 2.5000%, 3/1/52	111,315	95,648
BV5152, 2.5000%, 3/1/52	108,099	93,001
BV2962, 2.5000%, 3/1/52	46,520	40,035
BV4144, 3.0000%, 3/1/52	564,668	505,933
CB3123, 3.5000%, 3/1/52	1,961,192	1,839,955
FS1184, 3.5000%, 3/1/52	985,382	925,695
BV5379, 3.0000%, 4/1/52	495,952	445,722
BV5380, 3.0000%, 4/1/52	421,074	377,227
CB3240, 3.0000%, 4/1/52	120,737	108,045
BV5394, 3.5000%, 4/1/52	396,824	372,023
FS1869, 3.5000%, 4/1/52	283,629	266,096
BV5393, 3.5000%, 4/1/52	216,205	202,953
BV8485, 3.5000%, 4/1/52	136,464	127,936
FS1301, 3.5000%, 4/1/52	81,641	76,057
BV4203, 3.5000%, 4/1/52	75,655	71,023
BV8484, 3.5000%, 4/1/52	74,838	70,251
BV6879, 4.5000%, 4/1/52	55,920	54,908
BV7632, 4.5000%, 4/1/52	42,969	42,191
BW0081, 4.5000%, 4/1/52	31,619	31,042
BV7132, 4.5000%, 4/1/52	22,258	21,852
BW0072, 4.5000%, 4/1/52	18,772	18,429
BV7131, 4.5000%, 4/1/52	17,769	17,446
FS6926, 2.5000%, 5/1/52	3,098,570	2,665,186
BV8544, 3.5000%, 5/1/52	203,728	190,980
CB3501, 3.5000%, 5/1/52	137,334	128,119
FS3377, 4.0000%, 5/1/52	279,468	269,151
BW0343, 4.5000%, 5/1/52	87,221	85,629
FS3160, 3.0000%, 6/1/52	134,805	120,577
CB3837, 3.5000%, 6/1/52	1,254,183	1,176,361
FS2144, 3.5000%, 6/1/52	713,211	669,845
FS5339, 3.0000%, 7/1/52	694,235	621,045
FS5491, 3.0000%, 7/1/52	581,683	520,291
CB4076, 3.5000%, 7/1/52	180,212	169,030
CB4329, 3.5000%, 7/1/52	61,656	57,902
BW0972, 4.5000%, 7/1/52	349,428	344,515
CB4320, 3.5000%, 8/1/52	121,870	114,299
BW7369, 5.0000%, 10/1/52	306,228	309,842
BW1288, 5.0000%, 10/1/52	136,822	138,175
BT8021, 5.0000%, 1/1/53	200,147	202,461
BX5759, 5.0000%, 1/1/53	69,969	70,431
BX5969, 5.0000%, 2/1/53	81,995	82,932
BX8071, 5.0000%, 3/1/53	42,296	42,686
BX7860, 5.5000%, 3/1/53	90,532	93,424
BX9351, 5.0000%, 4/1/53	93,555	94,417
BY0782, 5.5000%, 4/1/53	51,786	53,530
BY1920, 5.0000%, 5/1/53	50,988	51,455
BY1896, 5.5000%, 5/1/53	94,857	97,443
BY0866, 5.5000%, 5/1/53	48,727	50,055
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 11

Janus Henderson VIT Flexible Bond Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
BY3263, 5.0000%, 6/1/53	$72,935	$73,712
BY2783, 5.0000%, 6/1/53	56,159	56,669
BY4284, 5.5000%, 6/1/53	28,996	30,018
CB6686, 4.5000%, 7/1/53	347,873	344,337
BY6374, 5.5000%, 7/1/53	76,943	79,025
BY7004, 5.5000%, 7/1/53	39,328	40,701
CB6851, 4.5000%, 8/1/53	238,608	236,171
BY6690, 5.0000%, 8/1/53	60,254	60,914
CB7112, 5.5000%, 9/1/53	1,372,247	1,417,649
CB7430, 5.5000%, 11/1/53	488,660	506,071
FS8037, 6.0000%, 1/1/54	451,636	472,729
CB8134, 5.5000%, 3/1/54	902,799	932,633
FS7607, 6.0000%, 3/1/54	387,342	403,861
FS7643, 6.0000%, 4/1/54	966,665	1,011,352
CB8543, 6.0000%, 5/1/54	1,527,401	1,591,698
20550801, 6.0000%, 8/1/55	646,494	668,788
BF0130, 3.5000%, 8/1/56	1,276,059	1,179,222
BF0167, 3.0000%, 2/1/57	888,689	775,609
BF0189, 3.0000%, 6/1/57	4,326	3,763
BF0619, 2.5000%, 3/1/62	3,113,246	2,563,061
BF0598, 2.5000%, 3/1/62	630,617	528,271
		50,788,740
Freddie Mac Gold Pool:
Q58477, 4.0000%, 9/1/48	80,187	77,332
Freddie Mac Pool:
ZS7403, 3.0000%, 5/1/31	409,591	403,222
ZK8962, 3.0000%, 9/1/32	94,028	91,938
ZK9009, 3.0000%, 10/1/32	30,746	30,035
ZK9163, 3.0000%, 1/1/33	61,218	59,826
SB0040, 2.5000%, 12/1/33	521,178	506,325
QN0786, 3.0000%, 10/1/34	138,611	134,680
QN0783, 3.0000%, 10/1/34	62,531	60,705
QN0951, 2.5000%, 11/1/34	86,988	83,265
SB0116, 2.5000%, 11/1/34	62,833	60,196
SB0866, 2.5000%, 6/1/37	1,195,555	1,131,337
ZS3695, 6.0000%, 4/1/40	60,014	63,804
ZT1145, 4.5000%, 5/1/44	47,001	46,918
ZT1173, 4.0000%, 2/1/46	209,128	202,919
ZM1434, 3.5000%, 7/1/46	140,665	133,007
ZT1633, 4.0000%, 3/1/47	44,916	43,581
ZM5707, 3.5000%, 2/1/48	75,690	71,234
ZM6276, 4.0000%, 4/1/48	186,276	180,706
ZM7182, 4.5000%, 7/1/48	37,641	37,360
ZM7926, 5.0000%, 9/1/48	10,753	10,881
ZT1320, 4.0000%, 11/1/48	22,555	21,722
SI2017, 4.0000%, 12/1/48	273,731	263,626
ZA7158, 4.5000%, 6/1/49	20,428	20,274
RA1087, 4.5000%, 7/1/49	137,566	136,524
RA1088, 4.5000%, 7/1/49	26,488	26,270
QA2159, 3.0000%, 8/1/49	37,870	33,575
RA1188, 4.5000%, 8/1/49	139,179	138,125
QA4936, 3.0000%, 12/1/49	83,586	74,999
QA5622, 3.0000%, 12/1/49	42,628	38,249
RA1999, 4.5000%, 1/1/50	97,364	96,627
SD8040, 4.5000%, 1/1/50	22,738	22,552
SD1551, 4.0000%, 3/1/50	262,936	253,229
QB1708, 2.5000%, 8/1/50	53,140	46,161
QB2976, 2.5000%, 8/1/50	23,864	20,722
QB3353, 2.5000%, 9/1/50	103,838	90,136
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
12 | December 31, 2025

Janus Henderson VIT Flexible Bond Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Freddie Mac Pool – (continued)
SD1143, 4.5000%, 9/1/50	$768,576	$762,854
RA5285, 2.5000%, 5/1/51	1,071,579	918,778
QC5848, 2.5000%, 8/1/51	2,916,085	2,498,460
RA5906, 2.5000%, 9/1/51	1,795,089	1,544,574
SD0688, 2.5000%, 10/1/51	2,174,585	1,869,177
SD7548, 2.5000%, 11/1/51	609,707	525,875
QD6087, 2.5000%, 1/1/52	232,234	200,260
QD4842, 2.5000%, 1/1/52	144,886	124,894
QD7069, 2.5000%, 2/1/52	359,789	309,540
QD9513, 2.5000%, 2/1/52	229,256	196,121
QD6554, 3.0000%, 2/1/52	155,217	139,089
QD6555, 3.0000%, 2/1/52	106,897	96,094
SD0931, 2.5000%, 3/1/52	2,131,352	1,829,373
QD8288, 2.5000%, 3/1/52	62,879	54,028
QD9182, 3.0000%, 3/1/52	185,485	166,720
QE0318, 4.5000%, 3/1/52	14,901	14,632
SD0943, 3.5000%, 4/1/52	324,535	304,885
QE0354, 3.5000%, 4/1/52	150,843	141,416
QE1072, 3.5000%, 4/1/52	141,140	132,319
QE1073, 3.5000%, 4/1/52	48,056	45,111
QD9191, 3.5000%, 4/1/52	37,039	34,771
SD8212, 2.5000%, 5/1/52	2,533,566	2,154,982
SD3493, 2.5000%, 5/1/52	882,890	759,441
SD1041, 3.0000%, 6/1/52	2,125,889	1,911,966
SD3523, 3.0000%, 6/1/52	1,504,507	1,345,543
SD7023, 3.0000%, 6/1/52	574,009	512,504
SD1840, 3.0000%, 6/1/52	408,525	365,408
SD1150, 3.5000%, 6/1/52	1,271,606	1,194,610
QF0488, 5.5000%, 9/1/52	315,974	324,046
QF2386, 5.0000%, 10/1/52	568,799	572,616
QF2145, 5.0000%, 10/1/52	18,935	19,122
QF2437, 5.5000%, 10/1/52	22,123	22,980
QF7813, 5.0000%, 1/1/53	40,594	41,060
QF6841, 5.0000%, 1/1/53	35,463	35,806
QF9871, 5.0000%, 3/1/53	147,847	149,210
QF8398, 5.0000%, 3/1/53	145,741	147,094
QG1442, 5.0000%, 4/1/53	162,001	162,480
QG2380, 5.0000%, 5/1/53	329,621	331,357
QG3598, 5.0000%, 5/1/53	202,599	203,666
QG3742, 5.0000%, 5/1/53	28,455	28,713
SD2897, 5.5000%, 5/1/53	260,651	266,366
QG2543, 5.5000%, 5/1/53	144,318	147,878
QG3917, 5.0000%, 6/1/53	746,620	750,552
QG4742, 5.0000%, 6/1/53	135,182	134,946
QG5161, 5.0000%, 6/1/53	126,645	126,424
QG5055, 5.0000%, 6/1/53	108,418	108,291
QG4676, 5.0000%, 6/1/53	39,636	39,609
QG3912, 5.5000%, 6/1/53	478,011	491,042
QG4741, 5.5000%, 6/1/53	76,702	77,818
QG6693, 5.5000%, 7/1/53	323,040	331,782
QG7441, 5.5000%, 7/1/53	189,249	194,371
SD4294, 5.5000%, 9/1/53	350,568	362,045
RA9851, 6.0000%, 9/1/53	2,721,286	2,829,499
SD4009, 6.0000%, 9/1/53	796,563	833,243
SD4668, 6.0000%, 10/1/53	1,336,979	1,383,173
SD4247, 6.5000%, 11/1/53	804,987	848,588
QI2699, 5.5000%, 4/1/54	229,822	237,780
RJ1341, 6.0000%, 4/1/54	1,112,274	1,159,096
RJ3021, 5.5000%, 12/1/54	2,622,221	2,677,191
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 13

Janus Henderson VIT Flexible Bond Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Mortgage-Backed Securities – (continued)
Freddie Mac Pool – (continued)
SL1226, 5.5000%, 5/1/55	$2,407,574	$2,477,286
RJ4363, 5.5000%, 6/1/55	722,830	745,349
		43,048,634
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	3,288,763	2,837,545
3.5000%, TBA, 30 Year Maturity	2,835,736	2,579,964
4.0000%, TBA, 30 Year Maturity	158,727	149,808
5.0000%, TBA, 30 Year Maturity	982,425	979,708
		6,547,025
Ginnie Mae I Pool:
784059, 4.0000%, 1/15/45	739,009	699,913
784182, 4.5000%, 8/15/46	935,865	930,787
BC7161, 4.0000%, 8/15/47	36,905	35,492
BD7109, 4.0000%, 11/15/47	22,354	21,499
BD7135, 4.0000%, 12/15/47	85,158	81,899
		1,769,590
Ginnie Mae II Pool:
MA4068, 3.0000%, 11/20/46	1,655,515	1,508,991
BB9817, 4.0000%, 8/20/47	96,717	93,067
BB9835, 4.0000%, 8/20/47	25,115	24,167
BB9814, 4.0000%, 8/20/47	9,666	9,302
MA5021, 4.5000%, 2/20/48	112,019	111,168
MA5192, 4.0000%, 5/20/48	145,802	140,303
BH3673, 4.5000%, 5/20/48	100,308	98,442
BH3672, 4.5000%, 5/20/48	28,670	28,284
MA5264, 4.0000%, 6/20/48	214,998	206,890
MA5400, 5.0000%, 8/20/48	182,334	184,718
MA5930, 3.5000%, 5/20/49	2,160,705	2,004,702
MA7255, 2.5000%, 3/20/51	2,112,259	1,824,607
MA7313, 3.0000%, 4/20/51	1,111,967	1,001,641
MA7473, 3.0000%, 7/20/51	1,041,600	938,013
MA7535, 3.0000%, 8/20/51	2,859,179	2,574,614
785843, 2.5000%, 1/20/52	1,780,332	1,516,335
		12,265,244
Total Mortgage-Backed Securities (cost $122,208,324)		120,983,729
United States Treasury Notes/Bonds – 18.8%
3.5000%, 10/31/27	457,000	457,107
3.3750%, 11/30/27	13,800,000	13,773,586
3.5000%, 12/15/28	3,806,000	3,801,540
3.6250%, 10/31/30	478,000	475,983
3.5000%, 11/30/30	33,469,600	33,132,289
3.7500%, 11/30/32	6,259,000	6,186,630
4.0000%, 11/15/35	38,525,300	37,971,498
4.6250%, 11/15/45	10,255,000	10,021,058
4.7500%, 8/15/55	11,956,000	11,754,243
Total United States Treasury Notes/Bonds (cost $118,416,890)		117,573,934
Investment Companies£ – 5.1%
Exchange-Traded Funds (ETFs) – 1.2%
Janus Henderson Emerging Markets Debt Hard Currency	144,943	7,779,817
Money Markets – 3.9%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº	24,360,913	24,368,221
Total Investment Companies (cost $31,882,883)		32,148,038
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 3.6894%ºº,£	403,920	403,920
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
14 | December 31, 2025

Janus Henderson VIT Flexible Bond Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Investments Purchased with Cash Collateral from Securities Lending – (continued)
Time Deposits – 0%
Royal Bank of Canada, 3.7000%, 1/2/26	$197,730	$197,730
Total Investments Purchased with Cash Collateral from Securities Lending (cost $601,650)		601,650
Total Investments (total cost $636,571,046) – 101.6%		637,200,006
Liabilities, net of Cash, Receivables and Other Assets – (1.6)%		(10,329,659)
Net Assets – 100%		$626,870,347

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$622,715,878	97.7%
Israel	4,834,186	0.8
United Kingdom	2,999,698	0.5
Luxembourg	2,876,823	0.5
Australia	2,180,557	0.3
Canada	922,676	0.1
Ireland	670,188	0.1
Total	$637,200,006	100.0%

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 12/31/24	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 12/31/25	Ending Shares	Dividend Income
Investment Companies - 5.1%
Exchange-Traded Funds (ETFs) - 1.2%
Janus Henderson Emerging Markets Debt Hard Currency
	$-	$7,516,979	$-	$-	$262,838	$7,779,817	144,943	$258,521
Money Markets - 3.9%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº
	34,420,158	271,351,665	(281,405,813)	1,851	360	24,368,221	24,360,913	1,138,765
Total Investment Companies - 5.1%
	$34,420,158	$278,868,644	$(281,405,813)	$1,851	$263,198	$32,148,038	24,505,856	$1,397,286
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 3.6894%ºº
	179,720	269,129,566	(268,905,366)	-	-	403,920	403,920	31,904 ∆
Total Affiliated Investments - 5.2%
	$34,599,878	$547,998,210	$(550,311,179)	$1,851	$263,198	$32,551,958	24,909,776	$1,429,190
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 15

Janus Henderson VIT Flexible Bond Portfolio
Schedule of Investments
December 31, 2025

Schedule of Forward Foreign Currency Exchange Contracts
Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	3/4/26	(480,749)	$641,401	$(6,399)

Schedule of Futures
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
2 Year US Treasury Note	516	4/3/26	$107,735,156	$(70,017)
5 Year US Treasury Note	1,223	4/3/26	133,679,633	(548,576)
Ultra Long Term US Treasury Bond	125	3/31/26	14,750,000	(271,300)
US Treasury Long Bond	323	3/31/26	37,336,781	(551,242)
Total - Futures Long				(1,441,135)
Futures Short:
10 Year US Treasury Note	211	3/31/26	(23,724,313)	185,699
Ultra 10 Year Treasury Note	290	3/31/26	(33,354,531)	209,297
Total - Futures Short				394,996
Total				$(1,046,139)
The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2025.
Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2025
	Currency Contracts	Interest Rate Contracts	Total
Asset Derivatives:
*Futures contracts	$-	$394,996	$394,996
Liability Derivatives:
Forward foreign currency exchange contracts	$6,399	$-	$6,399
*Futures contracts	-	1,441,135	$1,441,135
Total Liability Derivatives	$6,399	$1,441,135	$1,447,534

*
The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the
Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
16 | December 31, 2025

Janus Henderson VIT Flexible Bond Portfolio
Schedule of Investments
December 31, 2025
The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s
Statement of Operations for the year ended December 31, 2025.
The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2025
Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$-	$-	$170,569	$170,569
Forward foreign currency exchange contracts	-	7,453	-	$7,453
Swap contracts	(94,122)	-	-	$(94,122)
Total	$(94,122)	$7,453	$170,569	$83,900

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Futures contracts	$-	$1,980,287	$1,980,287
Forward foreign currency exchange contracts	(6,399)	-	$(6,399)
Total	$(6,399)	$1,980,287	$1,973,888
Please see  the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation"
sections of the Portfolio’s Statement of Operations.
Average Ending Monthly Value of Derivative Instruments During the Year Ended December 31, 2025
Credit default swaps:
Average notional amount - buy protection	$6,453,846
Forward foreign currency exchange contracts:
Average amounts sold - in USD	197,084
Futures contracts:
Average notional amount of contracts - long	277,554,480
Average notional amount of contracts - short	48,808,129

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
JPMorgan Chase Bank, National Association	$570,869	$—	$(570,869)	$—

Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
BNP Paribas	$6,399	$—	$—	$6,399

(a)
Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 17

Janus Henderson VIT Flexible Bond Portfolio
Notes to Schedule of Investments and Other Information

IBOR	Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA
(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

ž
Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2025 is $270,710,983, which represents 43.2% of net assets.

ƒ
All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See  Notes to Financial Statements.

‡
Variable or floating rate security. Rate shown is the current rate as of December 31, 2025. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset  date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2025.
#	Loaned security; a portion of the security is on loan at December 31, 2025.
μ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.
Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.
£
The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
§	Schedule of Restricted Securities (as of December 31, 2025)

	Acquisition Date	Cost	Value	Value as a % of Net Assets
Oasis Securitization 2024-1A A, 5.8800%, 9/30/38	9/24/24	$300,956	$301,119	0.0%
The Portfolio has registration rights for certain restricted securities held as of December 31, 2025. The issuer incurs all registration costs.
18 | December 31, 2025

Janus Henderson VIT Flexible Bond Portfolio
Notes to Schedule of Investments and Other Information
The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2025. See  Notes to Financial Statements for more information.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$204,055,356	$-
Bank Loans and Mezzanine Loans	-	22,741,510	-
Corporate Bonds	-	138,444,789	-
Foreign Government Bonds	-	651,000	-
Mortgage-Backed Securities	-	120,983,729	-
United States Treasury Notes/Bonds	-	117,573,934	-
Investment Companies	7,779,817	24,368,221	-
Investments Purchased with Cash Collateral from Securities Lending	-	601,650	-
Total Investments in Securities	$7,779,817	$629,420,189	$-
Other Financial Instruments(a):
Futures Contracts	394,996	-	-
Total Assets	$8,174,813	$629,420,189	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$6,399	$-
Futures Contracts	1,441,135	-	-
Total Liabilities	$1,441,135	$6,399	$-

(a)
Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and centrally cleared swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options, written swaptions, and OTC swaps are reported at their market value at measurement date.

Janus Aspen Series | 19

Janus Henderson VIT Flexible Bond Portfolio
Statement of Assets and Liabilities
December 31, 2025

Assets:
Unaffiliated investments, at value (cost $604,284,243)(1)	$604,648,048
Affiliated investments, at value (cost $32,286,803)	32,551,958
Cash	72,178
Deposits with brokers for futures	3,520,000
Variation margin receivable on futures contracts	97,232
Trustees' deferred compensation	18,509
Receivables:
Interest	4,183,379
TBA investments sold	2,826,086
Portfolio shares sold	161,457
Dividends from affiliates	96,998
Other assets	24,354
Total Assets	648,200,199
Liabilities:
Collateral for securities loaned (Note 3)	601,650
Forward foreign currency exchange contracts	6,399
Variation margin payable on futures contracts	297,133
Payables:
TBA investments purchased	15,899,584
Investments purchased	3,467,798
Portfolio shares repurchased	428,287
Advisory fees	237,038
12b-1 Distribution and shareholder servicing fees	111,631
Professional fees	61,379
Transfer agent fees and expenses	28,742
Trustees' deferred compensation fees	18,509
Affiliated portfolio administration fees payable	1,371
Custodian fees	963
Trustees' fees and expenses	304
Accrued expenses and other payables	169,064
Total Liabilities	21,329,852
Commitments and contingent liabilities (Note 4)
Net Assets	$626,870,347
Net Assets Consist of:
Capital (par value and paid-in surplus)	$719,891,465
Total distributable earnings (loss)	(93,021,118)
Total Net Assets	$626,870,347
Net Assets - Institutional Shares	$116,661,025
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	11,746,748
Net Asset Value Per Share	$9.93
Net Assets - Service Shares	$510,209,322
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	45,808,661
Net Asset Value Per Share	$11.14

(1)	Includes $570,869 of securities on loan. See Note 3 in Notes to Financial Statements.
See Notes to Financial Statements.
20 | December 31, 2025

Janus Henderson VIT Flexible Bond Portfolio
Statement of Operations
For the year ended December 31, 2025

Investment Income:
Interest	$31,353,827
Dividends from affiliates	1,397,286
Affiliated securities lending income, net	31,904
Unaffiliated securities lending income, net	9,039
Other income	172,117
Total Investment Income	32,964,173
Expenses:
Advisory fees	3,107,842
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,277,613
Transfer agent administrative fees and expenses:
Institutional Shares	56,460
Service Shares	255,522
Other transfer agent fees and expenses:
Institutional Shares	2,389
Service Shares	5,330
Non-affiliated portfolio administration fees	119,498
Professional fees	68,264
Shareholder reports expense	40,721
Registration fees	22,964
Affiliated portfolio administration fees	18,675
Custodian fees	12,821
Trustees' fees and expenses	11,868
Other expenses	242,396
Total Expenses	5,242,363
Less: Excess Expense Reimbursement and Waivers	(409,719)
Net Expenses	4,832,644
Net Investment Income/(Loss)	28,131,529
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	4,288,255
Investments in affiliates	1,851
Forward foreign currency exchange contracts	7,453
Futures contracts	170,569
Swap contracts	(94,122)
Total Net Realized Gain/(Loss) on Investments	4,374,006
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees' deferred compensation	8,985,111
Investments in affiliates	263,198
Forward foreign currency exchange contracts	(6,399)
Futures contracts	1,980,287
Total Change in Unrealized Net Appreciation/Depreciation	11,222,197
Net Increase/(Decrease) in Net Assets Resulting from Operations	$43,727,732
See Notes to Financial Statements.
Janus Aspen Series | 21

Janus Henderson VIT Flexible Bond Portfolio
Statements of Changes in Net Assets

	Year ended December 31, 2025	Year ended December 31, 2024
Operations:
Net investment income/(loss)	$28,131,529	$28,217,698
Net realized gain/(loss) on investments	4,374,006	(3,252,473)
Change in unrealized net appreciation/depreciation	11,222,197	(14,489,002)
Net Increase/(Decrease) in Net Assets Resulting from Operations	43,727,732	10,476,223
Dividends and Distributions to Shareholders:
Institutional Shares	(5,996,553)	(5,594,686)
Service Shares	(22,566,921)	(21,282,595)
Net Decrease from Dividends and Distributions to Shareholders	(28,563,474)	(26,877,281)
Capital Share Transactions:
Institutional Shares	291,434	2,037,304
Service Shares	(9,498,611)	35,040,967
Net Increase/(Decrease) from Capital Share Transactions	(9,207,177)	37,078,271
Net Increase/(Decrease) in Net Assets	5,957,081	20,677,213
Net Assets:
Beginning of period	620,913,266	600,236,053
End of period	$626,870,347	$620,913,266
See Notes to Financial Statements.
22 | December 31, 2025

Janus Henderson VIT Flexible Bond Portfolio
Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.75	$10.06	$9.94	$12.05	$12.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.47	0.48	0.41	0.26	0.21
Net realized and unrealized gain/(loss)	0.24	(0.29)	0.14	(1.90)	(0.33)
Total from Investment Operations	0.71	0.19	0.55	(1.64)	(0.12)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.53)	(0.50)	(0.43)	(0.27)	(0.25)
Distributions (from capital gains)	—	—	—	(0.20)	(0.33)
Total Dividends and Distributions	(0.53)	(0.50)	(0.43)	(0.47)	(0.58)
Net Asset Value, End of Period	$9.93	$9.75	$10.06	$9.94	$12.05
Total Return*	7.40%	1.86%	5.61%	(13.66)%	(0.90)%
Net Assets, End of Period (in thousands)	$116,661	$114,306	$115,746	$107,682	$136,115
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.64%	0.63%	0.64%	0.60%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.57%	0.57%	0.57%	0.58%
Ratio of Net Investment Income/(Loss)	4.71%	4.81%	4.07%	2.37%	1.72%
Portfolio Turnover Rate(2)	177%	188%	203%	182%	160%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
See Notes to Financial Statements.
Janus Aspen Series | 23

Janus Henderson VIT Flexible Bond Portfolio
Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.87	$11.16	$10.99	$13.27	$13.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.50	0.51	0.42	0.25	0.20
Net realized and unrealized gain/(loss)	0.27	(0.33)	0.15	(2.09)	(0.37)
Total from Investment Operations	0.77	0.18	0.57	(1.84)	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.47)	(0.40)	(0.24)	(0.22)
Distributions (from capital gains)	—	—	—	(0.20)	(0.33)
Total Dividends and Distributions	(0.50)	(0.47)	(0.40)	(0.44)	(0.55)
Net Asset Value, End of Period	$11.14	$10.87	$11.16	$10.99	$13.27
Total Return*	7.22%	1.63%	5.29%	(13.90)%	(1.18)%
Net Assets, End of Period (in thousands)	$510,209	$506,608	$484,490	$444,824	$547,915
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.88%	0.87%	0.88%	0.84%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.82%	0.82%	0.82%	0.82%
Ratio of Net Investment Income/(Loss)	4.46%	4.56%	3.83%	2.12%	1.47%
Portfolio Turnover Rate(2)	177%	188%	203%	182%	160%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
See Notes to Financial Statements.
24 | December 31, 2025

Janus Henderson VIT Flexible Bond Portfolio
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Janus Henderson VIT Flexible Bond Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.
The Portfolio currently offers two classes of shares:  Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.
Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with
United States of America generally accepted accounting principles ("US GAAP")).
The Chief Financial Officer of the Portfolio is designated as the Chief Operating Decision Maker (“CODM”) as it relates to ASC Topic 280, Segment Reporting. The CODM has concluded that the Portfolio operated as a single segment entity for the year ended December 31, 2025. The key indicator of performance of the Portfolio is net investment income as reported on the Statement of Operations.
The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.
Investment Valuation
Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they
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use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.
The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2025 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to
Schedule of Investments and Other Information.
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.
Expenses
The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against
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the operations of such class.
Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.
Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.
Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.
Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).
The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.
Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Portfolio's management has determined the Portfolio did not pay a significant amount of income taxes for the year ended December 31, 2025.
2. Derivative Instruments
The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to:  futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2025 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.
The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative
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purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.
In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:
•  Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
•  Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.
•  Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.
•  Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
•  Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.
•  Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
•  Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.
•  Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.
•  Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net
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aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.
Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).
During the year, the Portfolio entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.
During the year, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.
Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.
Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.
Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.
Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.
With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the
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exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
During the year, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.
During the year, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.
Swaps
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set  of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.
Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.
The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Portfolio’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).
The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.
The Portfolio may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Portfolio, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to risks relating to the
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reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Portfolio will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.
As a buyer of credit protection, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Portfolio as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and potentially received no benefit from the contract.
If the Portfolio is the seller of credit protection against a particular security, the Portfolio would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Portfolio would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.
The Portfolio may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A Portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.
During the year, the Portfolio purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.
There were no credit default swaps held at December 31, 2025.
3. Other Investments and Strategies
Market Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.
The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or
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financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, social unrest, tariffs, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.
• Armed Conflict. Armed conflicts between countries or in a geographic region, such as the ongoing armed conflicts in Europe and the Middle East, have the potential to adversely impact a Portfolio. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.
Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, and commodity-linked investments risk. The Portfolio is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.
Loans
The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of December 31, 2025.
• Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as Secured Overnight Financing Rate ("SOFR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.
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Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.
• Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage- and Asset-Backed Securities
Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.
The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
Sovereign Debt
The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign
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governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
TBA Commitments
The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Portfolio may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss.
To mitigate the counterparty credit risk and in accordance with FINRA 4210 regulatory requirements on TBA commitments and other types of forward-settling transactions, the Portfolio enters into a Master Securities Forward Transaction Agreement (“MSFTA”) bilaterally with each counterparty with which it undertakes transactions. An MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of an MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by the defaulting party.
This right to close out and net payments across all transactions traded under an MSFTA may result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under an MSFTA, the collateral and margining requirements are contract specific. Amounts across all transactions traded under an MSFTA are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the Portfolio’s collateral or margin obligations under an MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash.
When-Issued, Delayed Delivery and Forward Commitment Transactions
The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.
When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price
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appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.
Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See  the "Offsetting Assets and Liabilities" section of this Note for further details.
The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.
Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
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The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).
Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” and “Unaffiliated securities lending income, net" on the Statement of Operations. As of December 31, 2025, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $570,869. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2025 is $601,650, resulting in the net amount due to the counterparty of $30,781.
Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.
In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.
The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see  the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of
December 31, 2025” table located in the Portfolio’s Schedule of Investments.
The Portfolio generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Certain securities may be segregated at the Portfolio’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Portfolio’s corresponding forward foreign currency exchange contract's obligation value.
4. Investment Advisory Agreements and Other Transactions with Affiliates
The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).
Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $300 Million	0.55
Over $300 Million	0.45
The Portfolio’s actual investment advisory fee rate for the reporting period was 0.50% of average annual net assets before any applicable waivers.
The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and
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extraordinary expenses, exceed the annual rate of 0.52% of the Portfolio’s average daily net assets for at least a one-year period commencing on April 30, 2025. If applicable, amounts waived and/or reimbursed to the Portfolio by the
Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.
The Adviser has also contractually agreed to waive and/or reimburse a portion of each Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated exchange traded funds (“ETFs”) in which the Portfolio invests. The Adviser has agreed to continue the waivers for at least a one-year period commencing April 30, 2025. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations. During the year ended December 31, 2025, the Adviser waived $18,140 of the Portfolio’s management fee, attributable to the Portfolio’s investment in the Janus Henderson Emerging Markets Debt Hard Currency ETF.
The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $51,726 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2025. The Portfolio's portion is reported as part of
“Other expenses” on the Statement of Operations.
Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.
The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.
The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2025 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation
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expenses for the year ended December 31, 2025 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. There were no deferred fees paid by the Trust to the
Trustees under the Deferred Plan during the year ended December 31, 2025.
Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.
Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2025 can be found in the “Schedules of Affiliated Investments” located in the Schedule of
Investments.
5. Federal Income Tax
The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.
Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$3,680,665	$-	$(97,338,355)	$-	$(18,511)	$655,083
Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2025, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.
Capital Loss Carryover Schedule
For the year ended December 31, 2025
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(53,246,548)	$(44,091,807)	$(97,338,355)
During the year ended December 31, 2025, capital loss carryovers of $6,180,572 were utilized by the Portfolio.
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The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2025 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddles, and investments in partnerships.
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$636,544,923	$6,800,872	$(6,145,789)	$655,083
Information on the tax components of derivatives as of December 31, 2025 is as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$(1,052,538)	$-	$-	$-
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.
For the year ended December 31, 2025
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$28,563,474	$-	$-	$-

For the year ended December 31, 2024
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$26,877,281	$-	$-	$-
Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.
6. Capital Share Transactions
	Year ended December 31, 2025		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Institutional Shares:
Shares sold	2,100,642	$20,941,997	2,373,624	$23,606,494
Reinvested dividends and distributions	608,756	5,996,553	567,683	5,594,686
Shares repurchased	(2,687,150)	(26,647,116)	(2,726,856)	(27,163,876)
Net Increase/(Decrease)	22,248	$291,434	214,451	$2,037,304
Service Shares:
Shares sold	7,663,402	$85,120,636	8,421,397	$93,377,042
Reinvested dividends and distributions	2,046,043	22,566,921	1,938,060	21,282,595
Shares repurchased	(10,485,910)	(117,186,168)	(7,171,510)	(79,618,670)
Net Increase/(Decrease)	(776,465)	$(9,498,611)	3,187,947	$35,040,967
7. Purchases and Sales of Investment Securities
For the year ended December 31, 2025, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as
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applicable) was as follows:
Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$340,976,792	$375,212,608	$718,994,528	$680,491,331
8. Acquisition Note
On December 22, 2025, Janus Henderson Group plc, the parent company of the Portfolio's investment adviser, announced a definitive agreement to be acquired by Trian Fund Management and General Catalyst. The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders. Management is assessing the impact to the portfolios.
9. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2025 and through the date of issuance of the Portfolio's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Flexible Bond Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test  basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 18, 2026
We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.
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Janus Henderson Flexible Bond Portfolio
Designation Requirements (unaudited)
For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2025:
Section 163(j) Interest Dividend	100%
Dividends Received Deduction Percentage	1%
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Janus Henderson VIT Flexible Bond Portfolio
Additional Information (unaudited)
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Each board member also serves as a board member of other portfolios in the Janus Aspen Series. Annual retainer fees and attendance fees are allocated to each portfolio based on net assets. Trustees fees paid by the portfolio are within
Item 7. Statement of Operations as Trustees’ fees and expenses.
Item 11. APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD
The members of the Board of Trustees (the “Board”) of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “Portfolio,” and collectively, the “Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.
In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analyses provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.
At meetings held on November 5, 2025 and December 9-10, 2025, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant over the course of the year. In this regard, the Trustees noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Following the Board’s evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2026 through February 1, 2027, subject to earlier termination as provided for in each agreement. Although the Board considered the continuation of the investment advisory agreements as part of its multi-faceted review process across the Janus Henderson Funds, the Board’s approvals were made on a Fund-by-Fund basis.
In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.
Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and
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Janus Henderson VIT Flexible Bond Portfolio
Additional Information (unaudited)
their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources, capabilities, and key personnel of the Adviser, particularly noting those employees who provide investment and investment risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. Additionally, the Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.
In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.
The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract and retain well-qualified personnel.
Performance of the Funds
The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including at periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, using Morningstar category schema and with the Janus Henderson Fund’s performance benchmark index. In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2025, approximately 57% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2025, approximately 52% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2025 performance has been strong, noting that: (i) for the 1- and 3-year periods ended September 30, 2025, approximately 45% and 58% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively; and (ii) for the 5- and 10-year periods ended September 30, 2025, approximately 53% and 54% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively.
The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Portfolios:
• For Janus Henderson Balanced Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser has taken or was taking to improve performance.
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Janus Henderson VIT Flexible Bond Portfolio
Additional Information (unaudited)
• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Global Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025, and the first Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the additional resources added by the Adviser to support the Portfolio’s portfolio management.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Overseas Portfolio, the Trustees noted that the Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2025 and the bottom Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.
Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as identified by Broadridge using Morningstar category schema. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.
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Janus Henderson VIT Flexible Bond Portfolio
Additional Information (unaudited)
For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance or service being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, recent fee reductions, investment structure changes, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.
The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.
The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered the Adviser’s explanation that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted the independent fee consultant’s 2024 report found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to similar funds subadvised by the Adviser and to the fees the Adviser charges to its comparable institutional/separate account clients; (2) these subadvised and institutional/separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) Janus Henderson Funds had management fees (after waivers or performance fees) that were under or within 2 bps of the net management fees for similar funds subadvised by the Adviser in all but two cases. The Trustees noted that for the two Janus Henderson Funds that did not have a lower or in line management fee (after waivers or performance fees) than similar funds subadvised by the Adviser, the net management fee was reasonable.
The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2024 and noted the following with regard to each Portfolio’s total expenses, net of applicable fee waivers (the Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:
• For Janus Henderson Balanced Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
•For Janus Henderson Flexible Bond Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
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Janus Henderson VIT Flexible Bond Portfolio
Additional Information (unaudited)
• For Janus Henderson Global Research Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although the limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds as of December 31, 2024, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.
Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation and that there is no recognized standard or uniform methodology for determining profitability for this purpose. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.
The Trustees concluded that the management fee payable by each Janus Henderson Fund to the Adviser was reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,
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Janus Henderson VIT Flexible Bond Portfolio
Additional Information (unaudited)
taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.
Economies of Scale
The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2025, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2025 report: (1) analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson Fund complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 27% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 32% of Janus Henderson Funds have performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have flat-rate fees (the “Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the fund is small/midsized and potentially higher fees when the fund grows in assets.
With respect to the Flat-Rate Fee Funds, the independent fee consultant concluded in its 2025 report that (1) 67% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on the Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.
The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Janus Henderson Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.
Based on all of the information reviewed, including the recent and past research and analyses conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.
Other Benefits to the Adviser
The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and
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Janus Henderson VIT Flexible Bond Portfolio
Additional Information (unaudited)
services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.
Janus Aspen Series | 49

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc
Mutual funds distributed by Janus Henderson Distributors US LLC
109-02-81114 02-26

ANNUAL FINANCIAL STATEMENTS

December 31, 2025
Janus Henderson VIT Forty Portfolio
Janus Aspen Series

Janus Henderson VIT Forty Portfolio

Janus Henderson VIT Forty Portfolio
Schedule of Investments
December 31, 2025

	Shares	Value
Common Stocks – 99.8%
Aerospace & Defense – 4.5%
Boeing Co*	80,651	$17,510,945
Howmet Aerospace Inc	127,866	26,215,087
		43,726,032
Beverages – 1.3%
Monster Beverage Corp*	161,861	12,409,883
Biotechnology – 2.9%
Argenx SE (ADR)*	22,062	18,553,039
Madrigal Pharmaceuticals Inc*	17,328	10,090,787
		28,643,826
Capital Markets – 3.9%
Blackstone Group Inc	177,757	27,399,464
Intercontinental Exchange Inc	69,186	11,205,364
		38,604,828
Diversified Financial Services – 2.9%
Mastercard Inc - Class A	50,027	28,559,414
Electrical Equipment – 2.8%
Eaton Corp PLC	85,881	27,353,957
Health Care Equipment & Supplies – 0.5%
Medline Inc - Class A*	127,095	5,337,990
Health Care Providers & Services – 1.8%
UnitedHealth Group Inc	54,314	17,929,595
Hotels, Restaurants & Leisure – 7.3%
Booking Holdings Inc	4,386	23,488,477
Chipotle Mexican Grill Inc*	236,856	8,763,672
DoorDash Inc - Class A*	54,352	12,309,641
DraftKings Inc*	786,948	27,118,228
		71,680,018
Information Technology Services – 1.6%
Shopify Inc*	97,801	15,743,027
Interactive Media & Services – 7.1%
Alphabet Inc - Class C	150,631	47,268,008
Meta Platforms Inc - Class A	34,121	22,522,931
		69,790,939
Life Sciences Tools & Services – 2.5%
Danaher Corp	105,011	24,039,118
Multiline Retail – 11.1%
Amazon.com Inc*	355,896	82,147,915
MercadoLibre Inc*	13,418	27,027,340
		109,175,255
Pharmaceuticals – 4.0%
Eli Lilly & Co	36,048	38,740,065
Semiconductor & Semiconductor Equipment – 22.5%
Broadcom Inc	180,993	62,641,677
NVIDIA Corp	608,889	113,557,799
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	145,510	44,219,034
		220,418,510
Software – 17.4%
AppLovin Corp - Class A*	20,042	13,504,700
Datadog Inc - Class A*	136,204	18,522,382
HubSpot Inc*	20,354	8,168,060
Microsoft Corp	190,133	91,952,122
Oracle Corp	196,014	38,205,089
		170,352,353
Technology Hardware, Storage & Peripherals – 5.7%
Apple Inc	205,952	55,990,111
Total Common Stocks (cost $473,961,488)		978,494,921
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
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Janus Henderson VIT Forty Portfolio
Schedule of Investments
December 31, 2025
	Shares	Value
Investment Companies – 0.3%
Money Markets – 0.3%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº,£ (cost $2,994,373)	2,993,737	$2,994,636
Total Investments (total cost $476,955,861) – 100.1%		981,489,557
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(521,700)
Net Assets – 100%		$980,967,857

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$875,947,117	89.2%
Taiwan	44,219,034	4.5
Argentina	27,027,340	2.8
Belgium	18,553,039	1.9
Canada	15,743,027	1.6
Total	$981,489,557	100.0%

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 12/31/24	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 12/31/25	Ending Shares	Dividend Income
Investment Companies - 0.3%
Money Markets - 0.3%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº
	$15,759,577	$183,053,322	$(195,819,229)	$703	$263	$2,994,636	2,993,737	$395,633
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 3.6894%ºº
	-	51,295,711	(51,295,711)	-	-	-	-	2,457 ∆
Total Affiliated Investments - 0.3%
	$15,759,577	$234,349,033	$(247,114,940)	$703	$263	$2,994,636	2,993,737	$398,090
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
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Janus Henderson VIT Forty Portfolio
Notes to Schedule of Investments and Other Information

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of December 31, 2025.
£
The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2025. See  Notes to Financial Statements for more information.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks	$978,494,921	$-	$-
Investment Companies	-	2,994,636	-
Total Assets	$978,494,921	$2,994,636	$-
 | 3

Janus Henderson VIT Forty Portfolio
Statement of Assets and Liabilities
December 31, 2025

Assets:
Unaffiliated investments, at value (cost $473,961,488)	$978,494,921
Affiliated investments, at value (cost $2,994,373)	2,994,636
Trustees' deferred compensation	28,956
Receivables:
Portfolio shares sold	132,758
Dividends	125,249
Dividends from affiliates	12,440
Foreign tax reclaims	7,160
Other assets	7,794
Total Assets	981,803,914
Liabilities:
Payables:
Advisory fees	417,381
Portfolio shares repurchased	147,476
12b-1 Distribution and shareholder servicing fees	99,316
Professional fees	46,574
Transfer agent fees and expenses	45,046
Trustees' deferred compensation fees	28,956
Affiliated portfolio administration fees payable	2,155
Custodian fees	964
Trustees' fees and expenses	641
Accrued expenses and other payables	47,548
Total Liabilities	836,057
Net Assets	$980,967,857
Net Assets Consist of:
Capital (par value and paid-in surplus)	$216,866,050
Total distributable earnings (loss)	764,101,807
Total Net Assets	$980,967,857
Net Assets - Institutional Shares	$528,292,572
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,890,351
Net Asset Value Per Share	$59.42
Net Assets - Service Shares	$452,675,285
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,727,564
Net Asset Value Per Share	$51.87
See Notes to Financial Statements.
4  | December 31, 2025

Janus Henderson VIT Forty Portfolio
Statement of Operations
For the year ended December 31, 2025

Investment Income:
Dividends	$6,664,995
Dividends from affiliates	395,633
Affiliated securities lending income, net	2,457
Unaffiliated securities lending income, net	978
Other income	1,845
Foreign tax withheld	(118,267)
Total Investment Income	6,947,641
Expenses:
Advisory fees	6,392,340
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,668,110
Transfer agent administrative fees and expenses:
Institutional Shares	254,576
Service Shares	333,622
Other transfer agent fees and expenses:
Institutional Shares	9,729
Service Shares	6,179
Professional fees	53,687
Affiliated portfolio administration fees	35,494
Registration fees	27,326
Trustees' fees and expenses	21,962
Shareholder reports expense	21,264
Custodian fees	19,881
Other expenses	124,346
Total Expenses	8,968,516
Net Investment Income/(Loss)	(2,020,875)
Net Realized Gain/(Loss) on Investments:
Investments	260,135,511
Investments in affiliates	703
Total Net Realized Gain/(Loss) on Investments	260,136,214
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees' deferred compensation	(55,836,925)
Investments in affiliates	263
Total Change in Unrealized Net Appreciation/Depreciation	(55,836,662)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$202,278,677
See Notes to Financial Statements.
Janus Aspen Series | 5

Janus Henderson VIT Forty Portfolio
Statements of Changes in Net Assets

	Year ended December 31, 2025	Year ended December 31, 2024
Operations:
Net investment income/(loss)	$(2,020,875)	$253,714
Net realized gain/(loss) on investments	260,136,214	162,382,519
Change in unrealized net appreciation/depreciation	(55,836,662)	116,306,624
Net Increase/(Decrease) in Net Assets Resulting from Operations	202,278,677	278,942,857
Dividends and Distributions to Shareholders:
Institutional Shares	(62,492,732)	(27,357,191)
Service Shares	(95,761,978)	(42,980,210)
Net Decrease from Dividends and Distributions to Shareholders	(158,254,710)	(70,337,401)
Capital Share Transactions:
Institutional Shares	3,414,073	(5,487,981)
Service Shares	(252,716,797)	(44,853,261)
Net Increase/(Decrease) from Capital Share Transactions	(249,302,724)	(50,341,242)
Net Increase/(Decrease) in Net Assets	(205,278,757)	158,264,214
Net Assets:
Beginning of period	1,186,246,614	1,027,982,400
End of period	$980,967,857	$1,186,246,614
See Notes to Financial Statements.
6  | December 31, 2025

Janus Henderson VIT Forty Portfolio
Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$57.38	$47.35	$33.89	$61.75	$57.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	0.09	0.16	0.10	(0.15)
Net realized and unrealized gain/(loss)	9.43	13.14	13.38	(20.82)	12.39
Total from Investment Operations	9.41	13.23	13.54	(20.72)	12.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.06)	(0.08)	(0.07)	—
Distributions (from capital gains)	(7.33)	(3.14)	—	(7.07)	(7.49)
Total Dividends and Distributions	(7.37)	(3.20)	(0.08)	(7.14)	(7.49)
Net Asset Value, End of Period	$59.42	$57.38	$47.35	$33.89	$61.75
Total Return*	18.14%	28.47%	39.96%	(33.55)%	22.90%
Net Assets, End of Period (in thousands)	$528,293	$501,366	$418,209	$317,938	$523,822
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.62%	0.58%	0.55%	0.55%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.58%	0.55%	0.55%	0.77%
Ratio of Net Investment Income/(Loss)	(0.03)%	0.17%	0.39%	0.25%	(0.25)%
Portfolio Turnover Rate	30%	36%	36%	39%	31%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
See Notes to Financial Statements.
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Janus Henderson VIT Forty Portfolio
Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$51.06	$42.49	$30.46	$56.64	$52.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.14)	(0.04)	0.05	— (2)	(0.28)
Net realized and unrealized gain/(loss)	8.28	11.76	12.03	(19.09)	11.45
Total from Investment Operations	8.14	11.72	12.08	(19.09)	11.17
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	(0.05)	(0.02)	—
Distributions (from capital gains)	(7.33)	(3.14)	—	(7.07)	(7.49)
Total Dividends and Distributions	(7.33)	(3.15)	(0.05)	(7.09)	(7.49)
Net Asset Value, End of Period	$51.87	$51.06	$42.49	$30.46	$56.64
Total Return*	17.86%	28.14%	39.65%	(33.73)%	22.60%
Net Assets, End of Period (in thousands)	$452,675	$684,881	$609,773	$474,200	$718,925
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.87%	0.83%	0.80%	0.80%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.83%	0.80%	0.80%	1.02%
Ratio of Net Investment Income/(Loss)	(0.28)%	(0.08)%	0.14%	0.00% (3)	(0.50)%
Portfolio Turnover Rate	30%	36%	36%	39%	31%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.
(3)	Less than 0.005%.
See Notes to Financial Statements.
8  | December 31, 2025

Janus Henderson VIT Forty Portfolio
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Janus Henderson VIT Forty Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as nondiversified, as defined in the
1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.
The Portfolio currently offers two classes of shares:  Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.
Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with
United States of America generally accepted accounting principles ("US GAAP")).
The Chief Financial Officer of the Portfolio is designated as the Chief Operating Decision Maker (“CODM”) as it relates to ASC Topic 280, Segment Reporting. The CODM has concluded that the Portfolio operated as a single segment entity for the year ended December 31, 2025. The key indicator of performance of the Portfolio is net investment income as reported on the Statement of Operations.
The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.
Investment Valuation
Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of
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Janus Henderson VIT Forty Portfolio
Notes to Financial Statements
such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.
The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2025 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to
Schedule of Investments and Other Information.
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.
Expenses
The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.
10 | December 31, 2025

Janus Henderson VIT Forty Portfolio
Notes to Financial Statements
Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.
Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.
Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.
Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).
The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.
Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Portfolio's management has determined the Portfolio did not pay a significant amount of income taxes for the year ended December 31, 2025.
2. Other Investments and Strategies
Market Risk
The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health
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Janus Henderson VIT Forty Portfolio
Notes to Financial Statements
emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, social unrest, tariffs, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.
• Armed Conflict. Armed conflicts between countries or in a geographic region, such as the ongoing armed conflicts in Europe and the Middle East, have the potential to adversely impact a Portfolio. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.
Emerging Market Investing
Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in
Chinese local market securities.
Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.
The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction.
12 | December 31, 2025

Janus Henderson VIT Forty Portfolio
Notes to Financial Statements
There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.
Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).
Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” and “Unaffiliated securities lending income, net” on the Statement of Operations.
There were no securities on loan as of December 31, 2025.
3. Investment Advisory Agreements and Other Transactions with Affiliates
The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.
The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the
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Janus Henderson VIT Forty Portfolio
Notes to Financial Statements
previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.
The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell 1000® Growth Index.
No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±8.50%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.
The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2025, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.54%.
The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $51,726 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2025. The Portfolio's portion is reported as part of
“Other expenses” on the Statement of Operations.
Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.
The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These
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Notes to Financial Statements
amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.
The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2025 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2025 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. There were no deferred fees paid by the Trust to the
Trustees under the Deferred Plan during the year ended December 31, 2025.
Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.
Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2025 can be found in the “Schedules of Affiliated Investments” located in the Schedule of
Investments.
The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2025, the
Portfolio engaged in cross trades amounting to $796,274 in purchases.
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Janus Henderson VIT Forty Portfolio
Notes to Financial Statements
4. Federal Income Tax
The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.
Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$-	$263,657,509	$-	$-	$(26,257)	$500,470,555
The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2025 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$481,019,002	$516,129,958	$(15,659,403)	$500,470,555
Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.
For the year ended December 31, 2025
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$3,394,377	$154,860,333	$-	$1,949,071

For the year ended December 31, 2024
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$584,880	$69,752,521	$-	$-
Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. No capital adjustment for Fund shares redemption
(tax equalization).
5. Capital Share Transactions
	Year ended December 31, 2025		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Institutional Shares:
Shares sold	686,498	$38,806,606	535,504	$28,728,586
Reinvested dividends and distributions	1,193,065	62,492,732	514,620	27,357,191
Shares repurchased	(1,726,485)	(97,885,265)	(1,144,476)	(61,573,758)
Net Increase/(Decrease)	153,078	$3,414,073	(94,352)	$(5,487,981)
Service Shares:
Shares sold	1,032,787	$50,992,538	1,203,230	$57,428,664
Reinvested dividends and distributions	2,091,786	95,761,978	907,330	42,980,210
Shares repurchased	(7,810,341)	(399,471,313)	(3,049,060)	(145,262,135)
Net Increase/(Decrease)	(4,685,768)	$(252,716,797)	(938,500)	$(44,853,261)
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Janus Henderson VIT Forty Portfolio
Notes to Financial Statements
6. Purchases and Sales of Investment Securities
For the year ended December 31, 2025, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:
Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$350,940,299	$747,334,297	$-	$-
7. Acquisition Note
On December 22, 2025, Janus Henderson Group plc, the parent company of the Portfolio's investment adviser, announced a definitive agreement to be acquired by Trian Fund Management and General Catalyst. The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders. Management is assessing the impact to the portfolios.
8. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2025 and through the date of issuance of the Portfolio's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.
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Janus Henderson Forty Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Forty Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Forty Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the ”Portfolio”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test  basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 18, 2026
We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.
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Designation Requirements (unaudited)
For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2025:
Capital Gain Distributions	$154,860,333
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Additional Information (unaudited)
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Each board member also serves as a board member of other portfolios in the Janus Aspen Series. Annual retainer fees and attendance fees are allocated to each portfolio based on net assets. Trustees fees paid by the portfolio are within
Item 7. Statement of Operations as Trustees’ fees and expenses.
Item 11. APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD
The members of the Board of Trustees (the “Board”) of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “Portfolio,” and collectively, the “Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.
In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analyses provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.
At meetings held on November 5, 2025 and December 9-10, 2025, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant over the course of the year. In this regard, the Trustees noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Following the Board’s evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2026 through February 1, 2027, subject to earlier termination as provided for in each agreement. Although the Board considered the continuation of the investment advisory agreements as part of its multi-faceted review process across the Janus Henderson Funds, the Board’s approvals were made on a Fund-by-Fund basis.
In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.
Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and
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Additional Information (unaudited)
their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources, capabilities, and key personnel of the Adviser, particularly noting those employees who provide investment and investment risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. Additionally, the Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.
In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.
The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract and retain well-qualified personnel.
Performance of the Funds
The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including at periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, using Morningstar category schema and with the Janus Henderson Fund’s performance benchmark index. In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2025, approximately 57% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2025, approximately 52% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2025 performance has been strong, noting that: (i) for the 1- and 3-year periods ended September 30, 2025, approximately 45% and 58% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively; and (ii) for the 5- and 10-year periods ended September 30, 2025, approximately 53% and 54% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively.
The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Portfolios:
• For Janus Henderson Balanced Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser has taken or was taking to improve performance.
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Janus Henderson VIT Forty Portfolio
Additional Information (unaudited)
• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Global Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025, and the first Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the additional resources added by the Adviser to support the Portfolio’s portfolio management.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Overseas Portfolio, the Trustees noted that the Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2025 and the bottom Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.
Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as identified by Broadridge using Morningstar category schema. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.
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Additional Information (unaudited)
For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance or service being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, recent fee reductions, investment structure changes, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.
The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.
The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered the Adviser’s explanation that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted the independent fee consultant’s 2024 report found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to similar funds subadvised by the Adviser and to the fees the Adviser charges to its comparable institutional/separate account clients; (2) these subadvised and institutional/separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) Janus Henderson Funds had management fees (after waivers or performance fees) that were under or within 2 bps of the net management fees for similar funds subadvised by the Adviser in all but two cases. The Trustees noted that for the two Janus Henderson Funds that did not have a lower or in line management fee (after waivers or performance fees) than similar funds subadvised by the Adviser, the net management fee was reasonable.
The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2024 and noted the following with regard to each Portfolio’s total expenses, net of applicable fee waivers (the Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:
• For Janus Henderson Balanced Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
•For Janus Henderson Flexible Bond Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
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Janus Henderson VIT Forty Portfolio
Additional Information (unaudited)
• For Janus Henderson Global Research Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although the limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds as of December 31, 2024, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.
Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation and that there is no recognized standard or uniform methodology for determining profitability for this purpose. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.
The Trustees concluded that the management fee payable by each Janus Henderson Fund to the Adviser was reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,
24 | December 31, 2025

Janus Henderson VIT Forty Portfolio
Additional Information (unaudited)
taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.
Economies of Scale
The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2025, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2025 report: (1) analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson Fund complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 27% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 32% of Janus Henderson Funds have performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have flat-rate fees (the “Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the fund is small/midsized and potentially higher fees when the fund grows in assets.
With respect to the Flat-Rate Fee Funds, the independent fee consultant concluded in its 2025 report that (1) 67% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on the Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.
The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Janus Henderson Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.
Based on all of the information reviewed, including the recent and past research and analyses conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.
Other Benefits to the Adviser
The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and
Janus Aspen Series | 25

Janus Henderson VIT Forty Portfolio
Additional Information (unaudited)
services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.
26 | December 31, 2025

Janus Henderson VIT Forty Portfolio
Notes
Janus Aspen Series | 27

Janus Henderson VIT Forty Portfolio
Notes
28 | December 31, 2025

Janus Henderson VIT Forty Portfolio
Notes
Janus Aspen Series | 29

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc
Mutual funds distributed by Janus Henderson Distributors US LLC
109-02-81115 02-26

ANNUAL FINANCIAL STATEMENTS

December 31, 2025
Janus Henderson VIT Global Research Portfolio
Janus Aspen Series

Janus Henderson VIT Global Research Portfolio

Janus Henderson VIT Global Research Portfolio
Schedule of Investments
December 31, 2025

	Shares	Value
Common Stocks – 100.0%
Aerospace & Defense – 4.3%
BAE Systems PLC	556,505	$12,791,213
Boeing Co*	40,373	8,765,786
General Electric Co	43,895	13,520,977
Howmet Aerospace Inc	45,620	9,353,012
		44,430,988
Airlines – 0.5%
Ryanair Holdings PLC	138,200	4,798,994
Banks – 8.7%
Banco Bilbao Vizcaya Argentaria SA	571,875	13,375,120
BNP Paribas SA	83,063	7,859,229
Erste Group Bank AG	108,900	13,100,628
HDFC Bank Ltd	355,346	3,926,808
JPMorgan Chase & Co	73,421	23,657,715
Natwest Group PLC	1,305,537	11,384,803
Resona Holdings Inc	450,700	4,273,949
UniCredit SpA	164,405	13,647,061
		91,225,313
Beverages – 1.1%
Constellation Brands Inc - Class A	16,154	2,228,606
Monster Beverage Corp*	92,004	7,053,947
Pernod Ricard SA	22,932	1,963,020
		11,245,573
Biotechnology – 3.1%
AbbVie Inc	40,456	9,243,791
Amgen Inc	9,771	3,198,146
Argenx SE (ADR)*	6,671	5,609,978
Ascendis Pharma A/S (ADR)*	10,895	2,323,250
Mirum Pharmaceuticals Inc*	14,622	1,154,992
Revolution Medicines Inc*	24,759	1,972,054
United Therapeutics Corp*	3,564	1,736,559
Vaxcyte Inc*	39,573	1,825,898
Vertex Pharmaceuticals Inc*	10,798	4,895,381
		31,960,049
Building Products – 0.7%
Trane Technologies PLC	19,932	7,757,534
Capital Markets – 3.2%
Ares Management Corp - Class A	37,607	6,078,419
Bank of New York Mellon Corp	53,660	6,229,389
Blackstone Group Inc	43,457	6,698,462
LPL Financial Holdings Inc	20,026	7,152,687
Morgan Stanley	42,199	7,491,589
		33,650,546
Chemicals – 1.2%
Ecolab Inc	26,909	7,064,151
Taiyo Nippon Sanso Corp	167,100	4,990,348
		12,054,499
Commercial Services & Supplies – 0.5%
RB Global Inc	47,388	4,879,334
Communications Equipment – 0.5%
Arista Networks Inc*	42,295	5,541,914
Consumer Finance – 1.4%
Capital One Financial Corp	45,651	11,063,976
OneMain Holdings Inc	57,158	3,861,023
		14,924,999
Diversified Financial Services – 3.4%
Apollo Global Management Inc	33,995	4,921,116
Mastercard Inc - Class A	27,212	15,534,786
Visa Inc	42,029	14,739,991
		35,195,893
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 1

Janus Henderson VIT Global Research Portfolio
Schedule of Investments
December 31, 2025
	Shares	Value
Common Stocks – (continued)
Electric Utilities – 0.6%
Xcel Energy Inc	88,423	$6,530,923
Electrical Equipment – 1.2%
Eaton Corp PLC	23,954	7,629,589
Nexans SA	32,052	4,713,027
		12,342,616
Electronic Equipment, Instruments & Components – 1.1%
Hexagon AB - Class B	984,612	11,649,337
Entertainment – 2.1%
Liberty Media Corp-Liberty Formula One - Series C*	66,011	6,502,744
Netflix Inc*	114,549	10,740,114
Spotify Technology SA*	7,570	4,395,975
		21,638,833
Food Products – 0.1%
Magnum Ice Cream Co NV/The*	47,849	765,593
Health Care Equipment & Supplies – 1.6%
Abbott Laboratories	45,342	5,680,899
Boston Scientific Corp*	67,498	6,435,934
DexCom Inc*	16,815	1,116,012
Intuitive Surgical Inc*	6,216	3,520,494
		16,753,339
Health Care Providers & Services – 1.0%
McKesson Corp	6,250	5,126,812
UnitedHealth Group Inc	15,199	5,017,342
		10,144,154
Hotels, Restaurants & Leisure – 2.8%
Booking Holdings Inc	931	4,985,812
DoorDash Inc - Class A*	17,572	3,979,706
Flutter Entertainment PLC*	12,553	2,699,397
Hilton Worldwide Holdings Inc	15,827	4,546,306
McDonald's Corp	34,347	10,497,474
Royal Caribbean Cruises Ltd	7,591	2,117,282
Wingstop Inc	3,191	761,022
		29,586,999
Household Durables – 0.4%
Lennar Corp	37,060	3,809,768
Independent Power and Renewable Electricity Producers – 1.7%
RWE AG	93,165	4,956,968
Vistra Corp	77,849	12,559,379
		17,516,347
Industrial Conglomerates – 1.4%
3M Co	89,692	14,359,689
Information Technology Services – 0.4%
Snowflake Inc - Class A*	19,896	4,364,387
Insurance – 2.7%
Arthur J Gallagher & Co	30,499	7,892,836
AXA SA	95,605	4,597,719
Beazley PLC	420,863	4,700,702
Progressive Corp/The	47,232	10,755,671
		27,946,928
Interactive Media & Services – 6.9%
Alphabet Inc - Class C	156,076	48,976,649
Meta Platforms Inc - Class A	35,023	23,118,332
		72,094,981
Life Sciences Tools & Services – 0.5%
Danaher Corp	20,999	4,807,091
Machinery – 2.3%
Alstom SA*	247,894	7,337,751
Atlas Copco AB - Class A	513,452	9,201,481
Deere & Co	15,568	7,247,994
		23,787,226
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
2  | December 31, 2025

Janus Henderson VIT Global Research Portfolio
Schedule of Investments
December 31, 2025
	Shares	Value
Common Stocks – (continued)
Metals & Mining – 0.8%
Teck Resources Ltd	87,020	$4,166,485
Vale SA	336,273	4,397,369
		8,563,854
Multiline Retail – 3.4%
Amazon.com Inc*	137,241	31,677,968
MercadoLibre Inc*	1,832	3,690,124
		35,368,092
Oil, Gas & Consumable Fuels – 3.8%
Canadian Natural Resources Ltd	172,370	5,839,028
Cheniere Energy Inc	11,082	2,154,230
Chevron Corp	37,822	5,764,451
ConocoPhillips	43,829	4,102,833
EOG Resources Inc	25,423	2,669,669
Rockpoint Gas Storage Inc - Class A	72,376	1,476,631
Suncor Energy Inc	109,942	4,880,258
TC Energy Corp	160,833	8,857,300
TotalEnergies SE	66,649	4,343,677
		40,088,077
Personal Products – 1.3%
Unilever PLC	212,650	13,937,339
Pharmaceuticals – 3.9%
AstraZeneca PLC	41,233	7,593,426
Eli Lilly & Co	13,637	14,655,411
Johnson & Johnson	55,745	11,536,428
Roche Holding AG	16,102	6,656,123
		40,441,388
Road & Rail – 0.5%
Canadian Pacific Kansas City Ltd	66,160	4,871,370
Semiconductor & Semiconductor Equipment – 14.6%
Analog Devices Inc	16,632	4,510,598
ASML Holding NV	2,277	2,433,719
Broadcom Inc	88,575	30,655,808
Credo Technology Group Holding Ltd*	17,982	2,587,430
Lam Research Corp	80,229	13,733,600
Micron Technology Inc	29,023	8,283,454
NVIDIA Corp	392,120	73,130,380
Taiwan Semiconductor Manufacturing Co Ltd	352,000	17,198,305
		152,533,294
Software – 8.5%
Atlassian Corp - Class A*	26,578	4,309,357
Cadence Design Systems Inc*	18,466	5,772,102
Datadog Inc - Class A*	23,050	3,134,569
Intuit Inc	16,118	10,676,886
Microsoft Corp	104,421	50,500,084
Oracle Corp	34,477	6,719,912
Workday Inc - Class A*	32,545	6,990,015
		88,102,925
Specialized Real Estate Investment Trusts (REITs) – 0.4%
American Tower Corp	23,844	4,186,291
Specialty Retail – 1.6%
O'Reilly Automotive Inc*	63,704	5,810,442
TJX Cos Inc	68,141	10,467,139
		16,277,581
Technology Hardware, Storage & Peripherals – 2.5%
Apple Inc	97,300	26,451,978
Textiles, Apparel & Luxury Goods – 1.5%
Gildan Activewear Inc	66,462	4,151,216
LVMH Moet Hennessy Louis Vuitton SE	7,971	6,008,837
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 3

Janus Henderson VIT Global Research Portfolio
Schedule of Investments
December 31, 2025
	Shares	Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
Moncler SpA	40,247	$2,586,498
NIKE Inc - Class B	53,579	3,413,518
		16,160,069
Trading Companies & Distributors – 0.9%
Ferguson Enterprises Inc/DE	42,495	9,417,130
Wireless Telecommunication Services – 0.9%
T-Mobile US Inc	45,210	9,179,438
Total Common Stocks (cost $546,526,284)		1,041,342,673
Investment Companies – 0%
Money Markets – 0%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº,£ (cost $299,023)	298,933	299,023
Total Investments (total cost $546,825,307) – 100.0%		1,041,641,696
Cash, Receivables and Other Assets, net of Liabilities – 0%		97,332
Net Assets – 100%		$1,041,739,028

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$781,311,703	75.0%
Canada	39,121,622	3.8
France	36,823,260	3.5
United Kingdom	36,470,144	3.5
Sweden	25,246,793	2.4
Taiwan	17,198,305	1.6
Netherlands	17,136,651	1.6
Italy	16,233,559	1.6
Spain	13,375,120	1.3
Austria	13,100,628	1.3
Japan	9,264,297	0.9
Switzerland	6,656,123	0.6
Belgium	5,609,978	0.5
Germany	4,956,968	0.5
Ireland	4,798,994	0.5
Brazil	4,397,369	0.4
India	3,926,808	0.4
Argentina	3,690,124	0.4
Denmark	2,323,250	0.2
Total	$1,041,641,696	100.0%

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 12/31/24	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 12/31/25	Ending Shares	Dividend Income
Investment Companies - 0%
Money Markets - 0%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº
	$3,248,072	$69,139,225	$(72,088,489)	$215	$-	$299,023	298,933	$62,517
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
4  | December 31, 2025

Janus Henderson VIT Global Research Portfolio
Schedule of Investments
December 31, 2025

Affiliate	Affiliated Investments, at Value at 12/31/24	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 12/31/25	Ending Shares	Dividend Income
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 3.6894%ºº
	$-	$73,196,043	$(73,196,043)	$-	$-	$-	-	$16,992 ∆
Total Affiliated Investments - 0.0%
	$3,248,072	$142,335,268	$(145,284,532)	$215	$-	$299,023	298,933	$79,509
The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s
Statement of Operations for the year ended December 31, 2025.
The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2025
Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$382,654

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$(165,211)
Please see  the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation"
sections of the Portfolio’s Statement of Operations.
Average Ending Monthly Value of Derivative Instruments During the Year Ended December 31, 2025
Total return swaps:
Average notional amount	$880,340
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 5

Janus Henderson VIT Global Research Portfolio
Notes to Schedule of Investments and Other Information

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of December 31, 2025.
£
The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2025. See  Notes to Financial Statements for more information.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks
Aerospace & Defense	$31,639,775	$12,791,213	$-
Airlines	-	4,798,994	-
Banks	23,657,715	67,567,598	-
Beverages	9,282,553	1,963,020	-
Chemicals	7,064,151	4,990,348	-
Commercial Services & Supplies	-	4,879,334	-
Electrical Equipment	7,629,589	4,713,027	-
Electronic Equipment, Instruments & Components	-	11,649,337	-
Food Products	-	765,593	-
Independent Power and Renewable Electricity Producers	12,559,379	4,956,968	-
Insurance	18,648,507	9,298,421	-
Machinery	7,247,994	16,539,232	-
Metals & Mining	-	8,563,854	-
Oil, Gas & Consumable Fuels	14,691,183	25,396,894	-
Personal Products	-	13,937,339	-
Pharmaceuticals	26,191,839	14,249,549	-
Road & Rail	-	4,871,370	-
Semiconductor & Semiconductor Equipment	132,901,270	19,632,024	-
Textiles, Apparel & Luxury Goods	7,564,734	8,595,335	-
Trading Companies & Distributors	-	9,417,130	-
All Other	492,687,404	-	-
Investment Companies	-	299,023	-
Total Assets	$791,766,093	$249,875,603	$-
6  | December 31, 2025

Janus Henderson VIT Global Research Portfolio
Statement of Assets and Liabilities
December 31, 2025

Assets:
Unaffiliated investments, at value (cost $546,526,284)	$1,041,342,673
Affiliated investments, at value (cost $299,023)	299,023
Cash	24,328
Cash denominated in foreign currency (cost $662)	662
Trustees' deferred compensation	30,756
Receivables:
Investments sold	4,459,565
Dividends	713,546
Foreign tax reclaims	619,525
Portfolio shares sold	11,929
Dividends from affiliates	4,287
Other assets	80,765
Total Assets	1,047,587,059
Liabilities:
Payables:
Investments purchased	4,318,638
Advisory fees	656,248
Foreign tax liability	342,186
Portfolio shares repurchased	252,063
12b-1 Distribution and shareholder servicing fees	72,047
Professional fees	52,681
Transfer agent fees and expenses	48,068
Trustees' deferred compensation fees	30,756
Custodian fees	8,584
Affiliated portfolio administration fees payable	2,283
Trustees' fees and expenses	380
Accrued expenses and other payables	64,097
Total Liabilities	5,848,031
Net Assets	$1,041,739,028
Net Assets Consist of:
Capital (par value and paid-in surplus)	$461,942,367
Total distributable earnings (loss) (includes $342,186 of foreign capital gains tax)	579,796,661
Total Net Assets	$1,041,739,028
Net Assets - Institutional Shares	$712,728,228
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,946,049
Net Asset Value Per Share	$79.67
Net Assets - Service Shares	$329,010,800
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,305,006
Net Asset Value Per Share	$76.43
See Notes to Financial Statements.
Janus Aspen Series | 7

Janus Henderson VIT Global Research Portfolio
Statement of Operations
For the year ended December 31, 2025

Investment Income:
Dividends	$14,756,455
Dividends from affiliates	62,517
Affiliated securities lending income, net	16,992
Unaffiliated securities lending income, net	4,039
Other income	3,261
Foreign tax withheld	(879,133)
Total Investment Income	13,964,131
Expenses:
Advisory fees	7,144,959
12b-1 Distribution and shareholder servicing fees:
Service Shares	754,015
Transfer agent administrative fees and expenses:
Institutional Shares	343,181
Service Shares	150,803
Other transfer agent fees and expenses:
Institutional Shares	13,216
Service Shares	2,977
Custodian fees	86,317
Professional fees	70,630
Shareholder reports expense	55,698
Affiliated portfolio administration fees	29,603
Registration fees	25,957
Trustees' fees and expenses	18,794
Other expenses	152,432
Total Expenses	8,848,582
Net Investment Income/(Loss)	5,115,549
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	84,973,212
Investments in affiliates	215
Swap contracts	382,654
Total Net Realized Gain/(Loss) on Investments	85,356,081
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees' deferred compensation (net of increase in deferred foreign taxes of $342,186)	96,558,302
Swap contracts	(165,211)
Total Change in Unrealized Net Appreciation/Depreciation	96,393,091
Net Increase/(Decrease) in Net Assets Resulting from Operations	$186,864,721
See Notes to Financial Statements.
8  | December 31, 2025

Janus Henderson VIT Global Research Portfolio
Statements of Changes in Net Assets

	Year ended December 31, 2025	Year ended December 31, 2024
Operations:
Net investment income/(loss)	$5,115,549	$5,918,097
Net realized gain/(loss) on investments	85,356,081	87,174,276
Change in unrealized net appreciation/depreciation	96,393,091	92,126,271
Net Increase/(Decrease) in Net Assets Resulting from Operations	186,864,721	185,218,644
Dividends and Distributions to Shareholders:
Institutional Shares	(64,137,542)	(25,203,588)
Service Shares	(28,223,319)	(10,059,820)
Net Decrease from Dividends and Distributions to Shareholders	(92,360,861)	(35,263,408)
Capital Share Transactions:
Institutional Shares	(15,769,301)	(19,041,927)
Service Shares	25,459,717	1,611,606
Net Increase/(Decrease) from Capital Share Transactions	9,690,416	(17,430,321)
Net Increase/(Decrease) in Net Assets	104,194,276	132,524,915
Net Assets:
Beginning of period	937,544,752	805,019,837
End of period	$1,041,739,028	$937,544,752
See Notes to Financial Statements.
Janus Aspen Series | 9

Janus Henderson VIT Global Research Portfolio
Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$72.60	$61.10	$50.02	$71.28	$63.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.45	0.50	0.52	0.53	0.39
Net realized and unrealized gain/(loss)	13.98	13.77	12.67	(14.52)	10.90
Total from Investment Operations	14.43	14.27	13.19	(13.99)	11.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.53)	(0.52)	(0.60)	(0.36)
Distributions (from capital gains)	(6.91)	(2.24)	(1.59)	(6.67)	(3.27)
Total Dividends and Distributions	(7.36)	(2.77)	(2.11)	(7.27)	(3.63)
Net Asset Value, End of Period	$79.67	$72.60	$61.10	$50.02	$71.28
Total Return*	20.92%	23.58%	26.78%	(19.41)%	18.09%
Net Assets, End of Period (in thousands)	$712,728	$661,847	$573,846	$482,188	$653,853
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.82%	0.72%	0.61%	0.64%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.72%	0.61%	0.64%	0.77%
Ratio of Net Investment Income/(Loss)	0.60%	0.73%	0.94%	0.98%	0.57%
Portfolio Turnover Rate	31%	31%	25%	32%	20%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
See Notes to Financial Statements.
10 | December 31, 2025

Janus Henderson VIT Global Research Portfolio
Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$69.97	$59.01	$48.41	$69.31	$62.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.32	0.37	0.38	0.21
Net realized and unrealized gain/(loss)	13.44	13.29	12.24	(14.11)	10.62
Total from Investment Operations	13.69	13.61	12.61	(13.73)	10.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.41)	(0.42)	(0.50)	(0.25)
Distributions (from capital gains)	(6.91)	(2.24)	(1.59)	(6.67)	(3.27)
Total Dividends and Distributions	(7.23)	(2.65)	(2.01)	(7.17)	(3.52)
Net Asset Value, End of Period	$76.43	$69.97	$59.01	$48.41	$69.31
Total Return*	20.62%	23.29%	26.45%	(19.61)%	17.80%
Net Assets, End of Period (in thousands)	$329,011	$275,698	$231,174	$199,513	$258,922
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.07%	0.97%	0.86%	0.89%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	0.97%	0.86%	0.89%	1.02%
Ratio of Net Investment Income/(Loss)	0.34%	0.48%	0.69%	0.73%	0.32%
Portfolio Turnover Rate	31%	31%	25%	32%	20%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
See Notes to Financial Statements.
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Janus Henderson VIT Global Research Portfolio
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Janus Henderson VIT Global Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.
The Portfolio currently offers two classes of shares:  Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.
Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with
United States of America generally accepted accounting principles ("US GAAP")).
The Chief Financial Officer of the Portfolio is designated as the Chief Operating Decision Maker (“CODM”) as it relates to ASC Topic 280, Segment Reporting. The CODM has concluded that the Portfolio operated as a single segment entity for the year ended December 31, 2025. The key indicator of performance of the Portfolio is net investment income as reported on the Statement of Operations.
The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.
Investment Valuation
Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of
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Notes to Financial Statements
such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.
The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2025 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to
Schedule of Investments and Other Information.
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.
Expenses
The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.
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Janus Henderson VIT Global Research Portfolio
Notes to Financial Statements
Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.
Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.
Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.
Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).
The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.
Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Portfolio's management has determined the Portfolio did not pay a significant amount of income taxes for the year ended December 31, 2025.
2. Derivative Instruments
The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to:  futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2025 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.
The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative
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Janus Henderson VIT Global Research Portfolio
Notes to Financial Statements
purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.
In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:
•  Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
•  Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.
•  Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.
•  Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
•  Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.
•  Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
•  Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.
•  Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.
•  Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted
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Janus Henderson VIT Global Research Portfolio
Notes to Financial Statements
cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.
Swaps
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set  of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.
Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.
The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Portfolio’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).
The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set  rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).
During the year, the Portfolio entered into total return swaps on to increase exposure to equity risk. These total return swaps require the Portfolio to pay a floating reference interest rate, and an amount equal to the negative price
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Notes to Financial Statements
movement of securities or an index multiplied by the notional amount of the contract. The Portfolio will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.
There were no total return swaps held at December 31, 2025.
3. Other Investments and Strategies
Market Risk
The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, social unrest, tariffs, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.
• Armed Conflict. Armed conflicts between countries or in a geographic region, such as the ongoing armed conflicts in Europe and the Middle East, have the potential to adversely impact a Portfolio. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.
Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.
The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will
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Janus Henderson VIT Global Research Portfolio
Notes to Financial Statements
be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.
Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).
Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” and “Unaffiliated securities lending income, net” on the Statement of Operations.
There were no securities on loan as of December 31, 2025.
4. Investment Advisory Agreements and Other Transactions with Affiliates
The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.
The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.
The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.60%, and the Portfolio’s benchmark index used in the calculation is the MSCI World Index SM .
No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up
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Janus Henderson VIT Global Research Portfolio
Notes to Financial Statements
to the Portfolio’s full performance rate of ±6.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.
The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2025, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.72%.
The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $51,726 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2025. The Portfolio's portion is reported as part of
“Other expenses” on the Statement of Operations.
Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.
The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.
The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation
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Janus Henderson VIT Global Research Portfolio
Notes to Financial Statements
of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2025 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2025 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. There were no deferred fees paid by the Trust to the
Trustees under the Deferred Plan during the year ended December 31, 2025.
Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.
Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2025 can be found in the “Schedules of Affiliated Investments” located in the Schedule of
Investments.
5. Federal Income Tax
The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.
Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$904,403	$85,352,158	$-	$-	$43,587	$493,496,513
The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2025 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$547,802,997	$508,321,874	$(14,483,175)	$493,838,699
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Janus Henderson VIT Global Research Portfolio
Notes to Financial Statements
Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.
For the year ended December 31, 2025
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$6,871,842	$85,489,019	$-	$-

For the year ended December 31, 2024
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$6,381,115	$28,882,293	$-	$-
Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.
6. Capital Share Transactions
	Year ended December 31, 2025		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Institutional Shares:
Shares sold	254,958	$19,237,901	278,926	$19,199,877
Reinvested dividends and distributions	886,016	64,137,542	364,204	25,203,588
Shares repurchased	(1,310,789)	(99,144,744)	(918,754)	(63,445,392)
Net Increase/(Decrease)	(169,815)	$(15,769,301)	(275,624)	$(19,041,927)
Service Shares:
Shares sold	439,054	$31,977,508	305,008	$20,525,854
Reinvested dividends and distributions	406,516	28,223,319	150,993	10,059,820
Shares repurchased	(480,834)	(34,741,110)	(432,954)	(28,974,068)
Net Increase/(Decrease)	364,736	$25,459,717	23,047	$1,611,606
7. Purchases and Sales of Investment Securities
For the year ended December 31, 2025, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:
Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$303,591,014	$375,338,658	$-	$-
8. Acquisition Note
On December 22, 2025, Janus Henderson Group plc, the parent company of the Portfolio's investment adviser, announced a definitive agreement to be acquired by Trian Fund Management and General Catalyst. The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders. Management is assessing the impact to the portfolios.
9. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2025 and through the date of issuance of the Portfolio's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.
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Janus Henderson Global Research Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Research Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Global Research Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test  basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent, and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 18, 2026
We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.
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Janus Henderson Global Research Portfolio
Designation Requirements (unaudited)
For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2025:
Section 163(j) Interest Dividend	1%
Capital Gain Distributions	$85,489,019
Dividends Received Deduction Percentage	87%
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Janus Henderson VIT Global Research Portfolio
Additional Information (unaudited)
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Each board member also serves as a board member of other portfolios in the Janus Aspen Series. Annual retainer fees and attendance fees are allocated to each portfolio based on net assets. Trustees fees paid by the portfolio are within
Item 7. Statement of Operations as Trustees’ fees and expenses.
Item 11. APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD
The members of the Board of Trustees (the “Board”) of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “Portfolio,” and collectively, the “Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.
In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analyses provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.
At meetings held on November 5, 2025 and December 9-10, 2025, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant over the course of the year. In this regard, the Trustees noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Following the Board’s evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2026 through February 1, 2027, subject to earlier termination as provided for in each agreement. Although the Board considered the continuation of the investment advisory agreements as part of its multi-faceted review process across the Janus Henderson Funds, the Board’s approvals were made on a Fund-by-Fund basis.
In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.
Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and
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Janus Henderson VIT Global Research Portfolio
Additional Information (unaudited)
their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources, capabilities, and key personnel of the Adviser, particularly noting those employees who provide investment and investment risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. Additionally, the Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.
In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.
The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract and retain well-qualified personnel.
Performance of the Funds
The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including at periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, using Morningstar category schema and with the Janus Henderson Fund’s performance benchmark index. In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2025, approximately 57% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2025, approximately 52% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2025 performance has been strong, noting that: (i) for the 1- and 3-year periods ended September 30, 2025, approximately 45% and 58% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively; and (ii) for the 5- and 10-year periods ended September 30, 2025, approximately 53% and 54% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively.
The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Portfolios:
• For Janus Henderson Balanced Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser has taken or was taking to improve performance.
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Janus Henderson VIT Global Research Portfolio
Additional Information (unaudited)
• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Global Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025, and the first Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the additional resources added by the Adviser to support the Portfolio’s portfolio management.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Overseas Portfolio, the Trustees noted that the Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2025 and the bottom Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.
Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as identified by Broadridge using Morningstar category schema. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.
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Additional Information (unaudited)
For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance or service being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, recent fee reductions, investment structure changes, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.
The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.
The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered the Adviser’s explanation that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted the independent fee consultant’s 2024 report found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to similar funds subadvised by the Adviser and to the fees the Adviser charges to its comparable institutional/separate account clients; (2) these subadvised and institutional/separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) Janus Henderson Funds had management fees (after waivers or performance fees) that were under or within 2 bps of the net management fees for similar funds subadvised by the Adviser in all but two cases. The Trustees noted that for the two Janus Henderson Funds that did not have a lower or in line management fee (after waivers or performance fees) than similar funds subadvised by the Adviser, the net management fee was reasonable.
The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2024 and noted the following with regard to each Portfolio’s total expenses, net of applicable fee waivers (the Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:
• For Janus Henderson Balanced Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
•For Janus Henderson Flexible Bond Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
Janus Aspen Series | 27

Janus Henderson VIT Global Research Portfolio
Additional Information (unaudited)
• For Janus Henderson Global Research Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although the limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds as of December 31, 2024, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.
Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation and that there is no recognized standard or uniform methodology for determining profitability for this purpose. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.
The Trustees concluded that the management fee payable by each Janus Henderson Fund to the Adviser was reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,
28 | December 31, 2025

Janus Henderson VIT Global Research Portfolio
Additional Information (unaudited)
taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.
Economies of Scale
The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2025, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2025 report: (1) analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson Fund complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 27% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 32% of Janus Henderson Funds have performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have flat-rate fees (the “Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the fund is small/midsized and potentially higher fees when the fund grows in assets.
With respect to the Flat-Rate Fee Funds, the independent fee consultant concluded in its 2025 report that (1) 67% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on the Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.
The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Janus Henderson Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.
Based on all of the information reviewed, including the recent and past research and analyses conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.
Other Benefits to the Adviser
The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and
Janus Aspen Series | 29

Janus Henderson VIT Global Research Portfolio
Additional Information (unaudited)
services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.
30 | December 31, 2025

Janus Henderson VIT Global Research Portfolio
Notes
Janus Aspen Series | 31

Janus Henderson VIT Global Research Portfolio
Notes
32 | December 31, 2025

Janus Henderson VIT Global Research Portfolio
Notes
Janus Aspen Series | 33

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc
Mutual funds distributed by Janus Henderson Distributors US LLC
109-02-81112 02-26

ANNUAL FINANCIAL STATEMENTS

December 31, 2025
Janus Henderson VIT Global Sustainable Equity Portfolio
Janus Aspen Series

Janus Henderson VIT Global Sustainable Equity Portfolio

Janus Henderson VIT Global Sustainable Equity Portfolio
Schedule of Investments
December 31, 2025

	Shares	Value
Common Stocks – 98.4%
Auto Components – 2.0%
Aptive PLC*	3,639	$276,892
Banks – 1.0%
HDFC Bank Ltd (ADR)	3,962	144,772
Biotechnology – 3.3%
Argenx SE (ADR)*	384	322,925
Vertex Pharmaceuticals Inc*	306	138,728
		461,653
Building Products – 3.7%
Advanced Drainage Systems Inc	1,232	178,431
Cie de Saint-Gobain	3,384	343,491
		521,922
Capital Markets – 3.3%
Intercontinental Exchange Inc	1,682	272,417
S&P Global Inc	383	200,152
		472,569
Commercial Services & Supplies – 1.1%
Tetra Tech Inc	4,472	149,991
Construction & Engineering – 3.1%
APi Group Corp*	6,504	248,843
Stantec Inc	2,034	191,958
		440,801
Diversified Financial Services – 2.5%
Mastercard Inc - Class A	598	341,386
Walker & Dunlop Inc	186	11,188
		352,574
Electrical Equipment – 9.4%
Contemporary Amperex Technology Co Ltd	2,200	142,590
Hubbell Inc	516	229,161
Legrand SA	1,245	184,999
NEXTracker Inc - Class A*	787	68,556
Prysmian SpA	2,949	294,026
Schneider Electric SE	1,519	416,325
		1,335,657
Electronic Equipment, Instruments & Components – 6.1%
Keyence Corp	200	72,470
Keysight Technologies Inc*	1,682	341,766
TE Connectivity PLC	1,953	444,327
		858,563
Entertainment – 3.9%
Nintendo Co Ltd	1,900	128,360
Spotify Technology SA*	734	426,241
		554,601
Health Care Providers & Services – 3.7%
McKesson Corp	638	523,345
Independent Power and Renewable Electricity Producers – 1.2%
Boralex Inc - Class A	8,886	164,006
Insurance – 11.5%
AIA Group Ltd	47,400	486,881
Arthur J Gallagher & Co	1,642	424,933
Intact Financial Corp	1,350	281,066
Marsh & McLennan Cos Inc	684	126,896
Progressive Corp/The	1,351	307,650
		1,627,426
Machinery – 3.9%
Knorr-Bremse AG	1,383	154,644
Wabtec Corp	662	141,304
Xylem Inc/NY	1,867	254,248
		550,196
Pharmaceuticals – 2.3%
Eli Lilly & Co	306	328,852
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 1

Janus Henderson VIT Global Sustainable Equity Portfolio
Schedule of Investments
December 31, 2025
	Shares	Value
Common Stocks – (continued)
Professional Services – 4.1%
Experian PLC	6,834	$309,022
Jacobs Solutions Inc	1,013	134,182
Wolters Kluwer NV	1,379	143,165
		586,369
Road & Rail – 2.0%
Uber Technologies Inc*	3,501	286,067
Semiconductor & Semiconductor Equipment – 18.1%
ASML Holding NV	130	138,948
Disco Corp	700	215,901
Infineon Technologies AG	3,779	167,429
KLA Corp	190	230,865
Micron Technology Inc	813	232,038
NVIDIA Corp	5,368	1,001,132
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	1,858	564,628
		2,550,941
Software – 10.0%
Autodesk Inc*	466	137,941
Cadence Design Systems Inc*	423	132,221
Fair Isaac Corp*	42	71,006
Microsoft Corp	1,912	924,682
SAP SE	587	143,614
		1,409,464
Specialty Retail – 1.1%
Home Depot Inc	451	155,189
Trading Companies & Distributors – 1.1%
Core & Main Inc - Class A*	2,996	155,702
Total Common Stocks (cost $11,111,791)		13,907,552
Investment Companies – 2.5%
Money Markets – 2.5%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº,£ (cost $343,551)	343,479	343,582
Total Investments (total cost $11,455,342) – 100.9%		14,251,134
Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(121,230)
Net Assets – 100%		$14,129,904

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$8,369,346	58.7%
France	944,815	6.6
Canada	637,030	4.5
Taiwan	564,628	3.9
Hong Kong	486,881	3.4
Germany	465,687	3.3
Ireland	444,327	3.1
Sweden	426,241	3.0
Japan	416,731	2.9
Belgium	322,925	2.3
United Kingdom	309,022	2.2
Italy	294,026	2.1
Netherlands	282,113	2.0
India	144,772	1.0
China	142,590	1.0
Total	$14,251,134	100.0%
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
2  | December 31, 2025

Janus Henderson VIT Global Sustainable Equity Portfolio
Schedule of Investments
December 31, 2025

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 12/31/24	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 12/31/25	Ending Shares	Dividend Income
Investment Companies - 2.5%
Money Markets - 2.5%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº
	$427,510	$9,662,776	$(9,746,732)	$(3)	$31	$343,582	343,479	$24,131
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 3

Janus Henderson VIT Global Sustainable Equity Portfolio
Notes to Schedule of Investments and Other Information

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of December 31, 2025.
£
The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2025. See  Notes to Financial Statements for more information.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks
Building Products	$178,431	$343,491	$-
Construction & Engineering	248,843	191,958	-
Electrical Equipment	297,717	1,037,940	-
Electronic Equipment, Instruments & Components	786,093	72,470	-
Entertainment	426,241	128,360	-
Independent Power and Renewable Electricity Producers	-	164,006	-
Insurance	859,479	767,947	-
Machinery	395,552	154,644	-
Professional Services	134,182	452,187	-
Semiconductor & Semiconductor Equipment	2,028,663	522,278	-
Software	1,265,850	143,614	-
All Other	3,307,606	-	-
Investment Companies	-	343,582	-
Total Assets	$9,928,657	$4,322,477	$-
4  | December 31, 2025

Janus Henderson VIT Global Sustainable Equity Portfolio
Statement of Assets and Liabilities
December 31, 2025

Assets:
Unaffiliated investments, at value (cost $11,111,791)	$13,907,552
Affiliated investments, at value (cost $343,551)	343,582
Cash denominated in foreign currency (cost $1,949)	1,949
Trustees' deferred compensation	419
Receivables:
Due from adviser	24,532
Investments sold	2,470
Dividends	2,243
Portfolio shares sold	1,292
Dividends from affiliates	1,156
Foreign tax reclaims	270
Other assets	116
Total Assets	14,285,581
Liabilities:
Due to custodian	36
Payables:
Portfolio shares repurchased	67,286
Professional fees	50,192
Advisory fees	9,065
Custodian fees	1,892
12b-1 Distribution and shareholder servicing fees	1,211
Transfer agent fees and expenses	862
Trustees' deferred compensation fees	419
Affiliated portfolio administration fees payable	30
Trustees' fees and expenses	18
Accrued expenses and other payables	24,666
Total Liabilities	155,677
Commitments and contingent liabilities (Note 3)
Net Assets	$14,129,904
Net Assets Consist of:
Capital (par value and paid-in surplus)	$11,331,598
Total distributable earnings (loss)	2,798,306
Total Net Assets	$14,129,904
Net Assets - Institutional Shares	$8,572,906
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	663,986
Net Asset Value Per Share	$12.91
Net Assets - Service Shares	$5,556,998
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	430,990
Net Asset Value Per Share	$12.89
See Notes to Financial Statements.
Janus Aspen Series | 5

Janus Henderson VIT Global Sustainable Equity Portfolio
Statement of Operations
For the year ended December 31, 2025

Investment Income:
Dividends	$139,243
Dividends from affiliates	24,131
Other income	35
Foreign tax withheld	(9,739)
Total Investment Income	153,670
Expenses:
Advisory fees	107,029
12b-1 Distribution and shareholder servicing fees:
Service Shares	4,767
Transfer agent administrative fees and expenses:
Institutional Shares	4,571
Service Shares	2,564
Other transfer agent fees and expenses:
Institutional Shares	749
Service Shares	379
Non-affiliated portfolio administration fees	61,522
Professional fees	55,774
Registration fees	44,300
Custodian fees	9,739
Accounting systems fees	8,998
Shareholder reports expense	5,670
Affiliated portfolio administration fees	432
Trustees' fees and expenses	285
Other expenses	10,682
Total Expenses	317,461
Less: Excess Expense Reimbursement and Waivers	(202,300)
Net Expenses	115,161
Net Investment Income/(Loss)	38,509
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	544,151
Investments in affiliates	(3)
Total Net Realized Gain/(Loss) on Investments	544,148
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees' deferred compensation	1,762,848
Investments in affiliates	31
Total Change in Unrealized Net Appreciation/Depreciation	1,762,879
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,345,536
See Notes to Financial Statements.
6  | December 31, 2025

Janus Henderson VIT Global Sustainable Equity Portfolio
Statements of Changes in Net Assets

	Year ended December 31, 2025	Year ended December 31, 2024
Operations:
Net investment income/(loss)	$38,509	$28,778
Net realized gain/(loss) on investments	544,148	358,758
Change in unrealized net appreciation/depreciation	1,762,879	427,437
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,345,536	814,973
Dividends and Distributions to Shareholders:
Institutional Shares	(390,188)	(55,725)
Service Shares	(240,271)	(39,166)
Net Decrease from Dividends and Distributions to Shareholders	(630,459)	(94,891)
Capital Share Transactions:
Institutional Shares	546,523	3,024,811
Service Shares	487,507	704,180
Net Increase/(Decrease) from Capital Share Transactions	1,034,030	3,728,991
Net Increase/(Decrease) in Net Assets	2,749,107	4,449,073
Net Assets:
Beginning of period	11,380,797	6,931,724
End of period	$14,129,904	$11,380,797
See Notes to Financial Statements.
Janus Aspen Series | 7

Janus Henderson VIT Global Sustainable Equity Portfolio
Financial Highlights

Institutional Shares
For a share outstanding during the year or period ended December 31	2025	2024	2023	2022(1)
Net Asset Value, Beginning of Period	$11.50	$10.44	$8.50	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	0.04	0.06	0.04
Net realized and unrealized gain/(loss)	1.97	1.12	1.92	(1.48)
Total from Investment Operations	2.01	1.16	1.98	(1.44)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.03)	(0.04)	(0.06)
Distributions (from capital gains)	(0.55)	(0.07)	—	—
Total Dividends and Distributions	(0.60)	(0.10)	(0.04)	(0.06)
Net Asset Value, End of Period	$12.91	$11.50	$10.44	$8.50
Total Return*	17.46%	11.06%	23.32%	(14.46)%
Net Assets, End of Period (in thousands)	$8,573	$6,862	$3,451	$2,140
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.16%	2.46%	4.25%	4.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.86%	0.88%	0.93%
Ratio of Net Investment Income/(Loss)	0.32%	0.31%	0.61%	0.47%
Portfolio Turnover Rate	66%	42%	17%	15%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

**	Annualized for periods of less than one full year.
(1)	Period from January 26, 2022 (inception date) through December 31, 2022.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
See Notes to Financial Statements.
8  | December 31, 2025

Janus Henderson VIT Global Sustainable Equity Portfolio
Financial Highlights

Service Shares
For a share outstanding during the year or period ended December 31	2025	2024	2023	2022(1)
Net Asset Value, Beginning of Period	$11.49	$10.44	$8.51	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.03	0.05	0.04
Net realized and unrealized gain/(loss)	1.96	1.12	1.93	(1.48)
Total from Investment Operations	1.98	1.15	1.98	(1.44)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.03)	(0.05)	(0.05)
Distributions (from capital gains)	(0.55)	(0.07)	—	—
Total Dividends and Distributions	(0.58)	(0.10)	(0.05)	(0.05)
Net Asset Value, End of Period	$12.89	$11.49	$10.44	$8.51
Total Return*	17.26%	11.01%	23.24%	(14.44)%
Net Assets, End of Period (in thousands)	$5,557	$4,519	$3,480	$2,265
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.34%	2.69%	4.31%	4.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.94%	0.92%	0.95%
Ratio of Net Investment Income/(Loss)	0.18%	0.23%	0.57%	0.44%
Portfolio Turnover Rate	66%	42%	17%	15%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

**	Annualized for periods of less than one full year.
(1)	Period from January 26, 2022 (inception date) through December 31, 2022.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
See Notes to Financial Statements.
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Janus Henderson VIT Global Sustainable Equity Portfolio
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Janus Henderson VIT Global Sustainable Equity Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.
The Portfolio currently offers two classes of shares:  Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.
Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with
United States of America generally accepted accounting principles ("US GAAP")).
The Chief Financial Officer of the Portfolio is designated as the Chief Operating Decision Maker (“CODM”) as it relates to ASC Topic 280, Segment Reporting. The CODM has concluded that the Portfolio operated as a single segment entity for the year ended December 31, 2025. The key indicator of performance of the Portfolio is net investment income as reported on the Statement of Operations.
The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.
Investment Valuation
Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they
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Janus Henderson VIT Global Sustainable Equity Portfolio
Notes to Financial Statements
use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.
The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2025 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to
Schedule of Investments and Other Information.
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.
Expenses
The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against
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Janus Henderson VIT Global Sustainable Equity Portfolio
Notes to Financial Statements
the operations of such class.
Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.
Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.
Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.
Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).
The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.
Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Portfolio's management has determined the Portfolio did not pay a significant amount of income taxes for the year ended December 31, 2025.
2. Other Investments and Strategies
Market Risk
The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that
12 | December 31, 2025

Janus Henderson VIT Global Sustainable Equity Portfolio
Notes to Financial Statements
events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, social unrest, tariffs, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.
• Armed Conflict. Armed conflicts between countries or in a geographic region, such as the ongoing armed conflicts in Europe and the Middle East, have the potential to adversely impact a Portfolio. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.
Emerging Market Investing
Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in
Chinese local market securities.
3. Investment Advisory Agreements and Other Transactions with Affiliates
The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).
Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Over $2 Billion	0.70
The Portfolio’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.
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Janus Henderson VIT Global Sustainable Equity Portfolio
Notes to Financial Statements
The Adviser has contractually agreed to waive the advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, including networking/omnibus/shareholder servicing fees payable by any share class, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses, exceed the annual rate of 0.68% of the Portfolio’s average daily net assets for at least a one-year period commencing on April 30, 2025. The previous expense limit (for a one-year period commencing April 29, 2024) was 0.80%. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.
For a period of three years subsequent to the Portfolio’s commencement of operations, or until the Portfolio’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, the Adviser may recover from the Portfolio fees and expenses previously waived or reimbursed, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the year ended December 31, 2025, the Adviser reimbursed the Portfolio $14,256 of fees and expense that are eligible for recoupment. As of December 31, 2025, the aggregate amount of recoupment that may potentially be made to the Adviser is $541,252. The recoupment of such reimbursements expired on
January 26, 2025. The Adviser recouped $0 prior to the Recoupment Deadline.
The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $51,726 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2025. The Portfolio's portion is reported as part of
“Other expenses” on the Statement of Operations.
Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.
The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.
The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account
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Janus Henderson VIT Global Sustainable Equity Portfolio
Notes to Financial Statements
then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2025 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2025 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. There were no deferred fees paid by the Trust to the
Trustees under the Deferred Plan during the year ended December 31, 2025.
Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.
Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2025 can be found in the “Schedules of Affiliated Investments” located in the Schedule of
Investments.
As of December 31, 2025, shares of the Portfolio were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:
Class	% of Class Owned	% of Fund Owned
Institutional Shares	40%	24%
Service Shares	62	24
4. Federal Income Tax
The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.
Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$-	$60,006	$-	$-	$(391)	$2,738,691
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Janus Henderson VIT Global Sustainable Equity Portfolio
Notes to Financial Statements
The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2025 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$11,512,443	$2,968,114	$(229,423)	$2,738,691
Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.
For the year ended December 31, 2025
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$38,558	$591,901	$-	$-

For the year ended December 31, 2024
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$24,679	$70,212	$-	$-
Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.
5. Capital Share Transactions
	Year ended December 31, 2025		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Institutional Shares:
Shares sold	504,313	$6,247,364	512,513	$5,968,624
Reinvested dividends and distributions	29,984	390,188	4,655	55,725
Shares repurchased	(466,979)	(6,091,029)	(251,071)	(2,999,538)
Net Increase/(Decrease)	67,318	$546,523	266,097	$3,024,811
Service Shares:
Shares sold	61,337	$789,415	79,681	$929,699
Reinvested dividends and distributions	18,489	240,271	3,272	39,166
Shares repurchased	(42,283)	(542,179)	(22,901)	(264,685)
Net Increase/(Decrease)	37,543	$487,507	60,052	$704,180
6. Purchases and Sales of Investment Securities
For the year ended December 31, 2025, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:
Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$9,654,496	$9,050,834	$-	$-
7. Acquisition Note
On December 22, 2025, Janus Henderson Group plc, the parent company of the Portfolio's investment adviser, announced a definitive agreement to be acquired by Trian Fund Management and General Catalyst. The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders. Management is assessing the impact to the portfolios.
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Janus Henderson VIT Global Sustainable Equity Portfolio
Notes to Financial Statements
8. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2025 and through the date of issuance of the Portfolio's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.
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Janus Henderson Global Sustainable Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Sustainable Equity Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Global Sustainable Equity Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the ”Portfolio”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2025 and for the period January 26, 2022 (inception date) through December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the three years in the period ended December 31, 2025 and for the period January 26, 2022 (inception date) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test  basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 18, 2026
We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.
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Janus Henderson Global Sustainable Equity Portfolio
Designation Requirements (unaudited)
For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2025:
Section 163(j) Interest Dividend	7%
Capital Gain Distributions	$591,901
Dividends Received Deduction Percentage	100%
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Janus Henderson VIT Global Sustainable Equity Portfolio
Additional Information (unaudited)
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Each board member also serves as a board member of other portfolios in the Janus Aspen Series. Annual retainer fees and attendance fees are allocated to each portfolio based on net assets. Trustees fees paid by the portfolio are within
Item 7. Statement of Operations as Trustees’ fees and expenses.
Item 11. APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD
The members of the Board of Trustees (the “Board”) of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “Portfolio,” and collectively, the “Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.
In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analyses provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.
At meetings held on November 5, 2025 and December 9-10, 2025, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant over the course of the year. In this regard, the Trustees noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Following the Board’s evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2026 through February 1, 2027, subject to earlier termination as provided for in each agreement. Although the Board considered the continuation of the investment advisory agreements as part of its multi-faceted review process across the Janus Henderson Funds, the Board’s approvals were made on a Fund-by-Fund basis.
In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.
Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and
20 | December 31, 2025

Janus Henderson VIT Global Sustainable Equity Portfolio
Additional Information (unaudited)
their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources, capabilities, and key personnel of the Adviser, particularly noting those employees who provide investment and investment risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. Additionally, the Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.
In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.
The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract and retain well-qualified personnel.
Performance of the Funds
The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including at periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, using Morningstar category schema and with the Janus Henderson Fund’s performance benchmark index. In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2025, approximately 57% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2025, approximately 52% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2025 performance has been strong, noting that: (i) for the 1- and 3-year periods ended September 30, 2025, approximately 45% and 58% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively; and (ii) for the 5- and 10-year periods ended September 30, 2025, approximately 53% and 54% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively.
The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Portfolios:
• For Janus Henderson Balanced Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser has taken or was taking to improve performance.
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Janus Henderson VIT Global Sustainable Equity Portfolio
Additional Information (unaudited)
• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Global Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025, and the first Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the additional resources added by the Adviser to support the Portfolio’s portfolio management.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Overseas Portfolio, the Trustees noted that the Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2025 and the bottom Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.
Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as identified by Broadridge using Morningstar category schema. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.
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Janus Henderson VIT Global Sustainable Equity Portfolio
Additional Information (unaudited)
For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance or service being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, recent fee reductions, investment structure changes, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.
The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.
The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered the Adviser’s explanation that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted the independent fee consultant’s 2024 report found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to similar funds subadvised by the Adviser and to the fees the Adviser charges to its comparable institutional/separate account clients; (2) these subadvised and institutional/separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) Janus Henderson Funds had management fees (after waivers or performance fees) that were under or within 2 bps of the net management fees for similar funds subadvised by the Adviser in all but two cases. The Trustees noted that for the two Janus Henderson Funds that did not have a lower or in line management fee (after waivers or performance fees) than similar funds subadvised by the Adviser, the net management fee was reasonable.
The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2024 and noted the following with regard to each Portfolio’s total expenses, net of applicable fee waivers (the Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:
• For Janus Henderson Balanced Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
•For Janus Henderson Flexible Bond Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
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Janus Henderson VIT Global Sustainable Equity Portfolio
Additional Information (unaudited)
• For Janus Henderson Global Research Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although the limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds as of December 31, 2024, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.
Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation and that there is no recognized standard or uniform methodology for determining profitability for this purpose. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.
The Trustees concluded that the management fee payable by each Janus Henderson Fund to the Adviser was reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,
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Janus Henderson VIT Global Sustainable Equity Portfolio
Additional Information (unaudited)
taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.
Economies of Scale
The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2025, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2025 report: (1) analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson Fund complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 27% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 32% of Janus Henderson Funds have performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have flat-rate fees (the “Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the fund is small/midsized and potentially higher fees when the fund grows in assets.
With respect to the Flat-Rate Fee Funds, the independent fee consultant concluded in its 2025 report that (1) 67% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on the Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.
The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Janus Henderson Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.
Based on all of the information reviewed, including the recent and past research and analyses conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.
Other Benefits to the Adviser
The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and
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Janus Henderson VIT Global Sustainable Equity Portfolio
Additional Information (unaudited)
services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.
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Janus Henderson VIT Global Sustainable Equity Portfolio
Notes
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Janus Henderson VIT Global Sustainable Equity Portfolio
Notes
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Janus Henderson VIT Global Sustainable Equity Portfolio
Notes
Janus Aspen Series | 29

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc
Mutual funds distributed by Janus Henderson Distributors US LLC
109-02-93095 02-26

ANNUAL FINANCIAL STATEMENTS

December 31, 2025
Janus Henderson VIT Global Technology and Innovation Portfolio
Janus Aspen Series

Janus Henderson VIT Global Technology and Innovation Portfolio

Janus Henderson VIT Global Technology and Innovation Portfolio
Schedule of Investments
December 31, 2025

	Shares or Principal Amounts	Value
Common Stocks – 98.6%
Capital Markets – 0.3%
Coinbase Global Inc - Class A*	17,936	$4,056,047
Communications Equipment – 0.5%
Arista Networks Inc*	53,441	7,002,374
Diversified Financial Services – 0.2%
Toast Inc - Class A*	87,442	3,105,065
Electronic Equipment, Instruments & Components – 1.8%
Amphenol Corp	192,214	25,975,800
Entertainment – 1.1%
Netflix Inc*	115,450	10,824,592
Spotify Technology SA*	6,925	4,021,417
		14,846,009
Hotels, Restaurants & Leisure – 0.9%
DoorDash Inc - Class A*	55,507	12,571,225
Independent Power and Renewable Electricity Producers – 0.5%
Vistra Corp	45,271	7,303,571
Information Technology Services – 2.2%
Shopify Inc*	73,871	11,891,015
Snowflake Inc - Class A*	89,401	19,611,003
		31,502,018
Interactive Media & Services – 4.0%
Alphabet Inc - Class C	177,434	55,678,789
Multiline Retail – 7.7%
Alibaba Group Holdings Ltd (ADR)	69,366	10,167,668
Amazon.com Inc*	281,494	64,974,445
MercadoLibre Inc*	16,083	32,395,344
		107,537,457
Semiconductor & Semiconductor Equipment – 46.4%
Analog Devices Inc	66,512	18,038,054
ASML Holding NV	13,323	14,239,980
Broadcom Inc	262,275	90,773,378
Credo Technology Group Holding Ltd*	13,805	1,986,401
KLA Corp	26,878	32,658,920
Lam Research Corp	253,819	43,448,736
Micron Technology Inc	71,808	20,494,721
Nova Ltd*	30,203	9,918,363
NVIDIA Corp	1,157,939	215,955,623
SK Hynix Inc	55,274	25,033,769
Taiwan Semiconductor Manufacturing Co Ltd	3,636,000	177,650,670
		650,198,615
Software – 26.9%
AppLovin Corp - Class A*	26,926	18,143,277
Atlassian Corp - Class A*	55,120	8,937,157
Cadence Design Systems Inc*	107,805	33,697,687
Datadog Inc - Class A*	51,363	6,984,854
Intuit Inc	57,435	38,046,093
Kinaxis Inc*	33,044	4,167,339
Microsoft Corp	320,418	154,960,553
Nebius Group NV*,#	142,427	11,921,852
Oracle Corp	147,430	28,735,581
Samsara Inc - Class A*	141,312	5,009,510
ServiceTitan Inc - Class A*	96,144	10,239,336
Tyler Technologies Inc*	18,659	8,470,253
Via Transportation Inc - Class A*,§	100,150	2,905,352
Via Transportation Inc - Class A*	77,547	2,249,639
Workday Inc - Class A*	194,964	41,874,368
		376,342,851
Janus Aspen Series | 1

Janus Henderson VIT Global Technology and Innovation Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 5.8%
Apple Inc	256,172	$69,642,920
Samsung Electronics Co Ltd	140,479	11,710,134
		81,353,054
Wireless Telecommunication Services – 0.3%
SoftBank Group Corp	153,200	4,319,608
Total Common Stocks (cost $736,062,498)		1,381,792,483
Private Placements – 0.1%
Professional Services – 0.1%
Apartment List Inc*,¢,§	485,075	2,100,375
Software – 0%
Magic Leap Inc - Class A private equity common shares*,¢,§	3,260	0
Total Private Placements (cost $3,357,149)		2,100,375
Warrants – 0%
Road & Rail – 0%
Grab Holdings Ltd, expires 12/1/26* (cost $141,055)	44,659	13,398
Investment Companies – 1.3%
Money Markets – 1.3%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº,£ (cost $18,425,817)	18,421,787	18,427,313
Investments Purchased with Cash Collateral from Securities Lending – 0.7%
Investment Companies – 0.5%
Janus Henderson Cash Collateral Fund LLC, 3.6894%ºº,£	7,426,126	7,426,126
Time Deposits – 0.2%
Royal Bank of Canada, 3.7000%, 1/2/26	$1,856,532	1,856,532
Total Investments Purchased with Cash Collateral from Securities Lending (cost $9,282,658)		9,282,658
Total Investments (total cost $767,269,177) – 100.7%		1,411,616,227
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(10,497,839)
Net Assets – 100%		$1,401,118,388

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$1,094,165,670	77.5%
Taiwan	177,650,670	12.6
South Korea	36,743,903	2.6
Argentina	32,395,344	2.3
Netherlands	26,161,832	1.9
Canada	16,058,354	1.1
China	10,167,668	0.7
Israel	9,918,363	0.7
Japan	4,319,608	0.3
Sweden	4,021,417	0.3
Singapore	13,398	0.0
Total	$1,411,616,227	100.0%
2  | December 31, 2025

Janus Henderson VIT Global Technology and Innovation Portfolio
Schedule of Investments
December 31, 2025

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 12/31/24	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 12/31/25	Ending Shares	Dividend Income
Investment Companies - 1.3%
Money Markets - 1.3%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº
	$43,814,851	$313,240,058	$(338,629,143)	$51	$1,496	$18,427,313	18,421,787	$916,741
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Investment Companies - 0.5%
Janus Henderson Cash Collateral Fund LLC, 3.6894%ºº
	1,012,045	37,724,483	(31,310,402)	-	-	7,426,126	7,426,126	13,045 ∆
Total Affiliated Investments - 1.8%
	$44,826,896	$350,964,541	$(369,939,545)	$51	$1,496	$25,853,439	25,847,913	$929,786

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
JPMorgan Chase Bank, National Association	$8,941,368	$—	$(8,941,368)	$—

(a)
Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
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Janus Henderson VIT Global Technology and Innovation Portfolio
Notes to Schedule of Investments and Other Information

ADR	American Depositary Receipt
LLC	Limited Liability Company

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of December 31, 2025.
#	Loaned security; a portion of the security is on loan at December 31, 2025.
¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended December 31, 2025 is $2,100,375, which represents 0.1% of net assets.
£
The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
§	Schedule of Restricted Securities (as of December 31, 2025)

	Acquisition Date	Lock-up Agreement Expiration Date	Cost	Value	Value as a % of Net Assets
Apartment List Inc	11/2/20		$1,771,979	$2,100,375	0.1%
Magic Leap Inc - Class A private equity common shares	10/5/17		1,585,170	0	0.0
Via Transportation Inc - Class A	9/15/25	3/11/26	4,499,797	2,905,352	0.2
Total			$7,856,946	$5,005,727	0.3%
The Portfolio has registration rights for certain restricted securities held as of December 31, 2025. The issuer incurs all registration costs. As of December 31, 2025, the fair value of equity securities subject to a contractual sale restriction is $2,905,352, which represents 0.2% of net assets. Lock-up agreements last for 180 days, with the last one ending on
3/11/26. A lapse in the restriction may occur if the company decides to waive or modify the lock up agreement.
The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2025. See  Notes to Financial Statements for more information.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks
Semiconductor & Semiconductor Equipment	$433,274,196	$216,924,419	$-
Software	372,175,512	4,167,339	-
Technology Hardware, Storage & Peripherals	69,642,920	11,710,134	-
Wireless Telecommunication Services	-	4,319,608	-
All Other	269,578,355	-	-
Private Placements	-	-	2,100,375
Warrants	13,398	-	-
Investment Companies	-	18,427,313	-
Investments Purchased with Cash Collateral from Securities Lending	-	9,282,658	-
Total Assets	$1,144,684,381	$264,831,471	$2,100,375
4  | December 31, 2025

Janus Henderson VIT Global Technology and Innovation Portfolio
Statement of Assets and Liabilities
December 31, 2025

Assets:
Unaffiliated investments, at value (cost $741,417,234)(1)	$1,385,762,788
Affiliated investments, at value (cost $25,851,943)	25,853,439
Cash denominated in foreign currency (cost $11,225)	11,225
Trustees' deferred compensation	41,377
Receivables:
Dividends	610,526
Portfolio shares sold	278,167
Dividends from affiliates	57,390
Foreign tax reclaims	8,623
Other assets	12,090
Total Assets	1,412,635,625
Liabilities:
Collateral for securities loaned (Note 2)	9,282,658
Payables:
Portfolio shares repurchased	942,204
Advisory fees	785,260
12b-1 Distribution and shareholder servicing fees	286,377
Transfer agent fees and expenses	63,384
Professional fees	56,551
Trustees' deferred compensation fees	41,377
Custodian fees	6,569
Affiliated portfolio administration fees payable	3,067
Trustees' fees and expenses	490
Accrued expenses and other payables	49,300
Total Liabilities	11,517,237
Commitments and contingent liabilities (Note 3)
Net Assets	$1,401,118,388
Net Assets Consist of:
Capital (par value and paid-in surplus)	$580,111,550
Total distributable earnings (loss)	821,006,838
Total Net Assets	$1,401,118,388
Net Assets - Institutional Shares	$93,063,656
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,886,910
Net Asset Value Per Share	$23.94
Net Assets - Service Shares	$1,308,054,732
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	54,637,636
Net Asset Value Per Share	$23.94

(1)	Includes $8,941,368 of securities on loan. See Note 2 in Notes to Financial Statements.
See Notes to Financial Statements.
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Janus Henderson VIT Global Technology and Innovation Portfolio
Statement of Operations
For the year ended December 31, 2025

Investment Income:
Dividends	$6,354,572
Dividends from affiliates	916,741
Affiliated securities lending income, net	13,045
Unaffiliated securities lending income, net	2,837
Other income	2,231
Foreign tax withheld	(520,010)
Total Investment Income	6,769,416
Expenses:
Advisory fees	8,085,203
12b-1 Distribution and shareholder servicing fees:
Service Shares	2,951,702
Transfer agent administrative fees and expenses:
Institutional Shares	41,316
Service Shares	590,341
Other transfer agent fees and expenses:
Institutional Shares	1,587
Service Shares	11,367
Professional fees	95,114
Custodian fees	53,795
Shareholder reports expense	45,536
Affiliated portfolio administration fees	37,961
Trustees' fees and expenses	24,188
Registration fees	2,119
Other expenses	141,446
Total Expenses	12,081,675
Net Investment Income/(Loss)	(5,312,259)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	182,358,443
Investments in affiliates	51
Total Net Realized Gain/(Loss) on Investments	182,358,494
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees' deferred compensation	108,646,666
Investments in affiliates	1,496
Total Change in Unrealized Net Appreciation/Depreciation	108,648,162
Net Increase/(Decrease) in Net Assets Resulting from Operations	$285,694,397
See Notes to Financial Statements.
6  | December 31, 2025

Janus Henderson VIT Global Technology and Innovation Portfolio
Statements of Changes in Net Assets

	Year ended December 31, 2025	Year ended December 31, 2024
Operations:
Net investment income/(loss)	$(5,312,259)	$(3,288,152)
Net realized gain/(loss) on investments	182,358,494	131,057,313
Change in unrealized net appreciation/depreciation	108,648,162	158,814,243
Net Increase/(Decrease) in Net Assets Resulting from Operations	285,694,397	286,583,404
Dividends and Distributions to Shareholders:
Institutional Shares	(7,735,754)	—
Service Shares	(110,267,194)	—
Net Decrease from Dividends and Distributions to Shareholders	(118,002,948)	—
Capital Share Transactions:
Institutional Shares	7,306,847	2,020,653
Service Shares	58,736,932	(29,029,354)
Net Increase/(Decrease) from Capital Share Transactions	66,043,779	(27,008,701)
Net Increase/(Decrease) in Net Assets	233,735,228	259,574,703
Net Assets:
Beginning of period	1,167,383,160	907,808,457
End of period	$1,401,118,388	$1,167,383,160
See Notes to Financial Statements.
Janus Aspen Series | 7

Janus Henderson VIT Global Technology and Innovation Portfolio
Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$21.11	$15.98	$10.34	$20.75	$20.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	(0.01)	— (2)	(0.02)	(0.05)
Net realized and unrealized gain/(loss)	5.02	5.14	5.64	(7.60)	3.47
Total from Investment Operations	4.98	5.13	5.64	(7.62)	3.42
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.05)
Distributions (from capital gains)	(2.15)	—	—	(2.79)	(2.96)
Total Dividends and Distributions	(2.15)	—	—	(2.79)	(3.01)
Net Asset Value, End of Period	$23.94	$21.11	$15.98	$10.34	$20.75
Total Return*	25.15%	32.10%	54.55%	(36.95)%	18.01%
Net Assets, End of Period (in thousands)	$93,064	$74,717	$54,674	$34,566	$59,208
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.73%	0.73%	0.73%	0.72%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.73%	0.73%	0.72%	0.72%
Ratio of Net Investment Income/(Loss)	(0.19)%	(0.07)%	(0.02)%	(0.14)%	(0.25)%
Portfolio Turnover Rate	50%	35%	41%	43%	47%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.
See Notes to Financial Statements.
8  | December 31, 2025

Janus Henderson VIT Global Technology and Innovation Portfolio
Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$21.16	$16.06	$10.41	$20.91	$20.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.10)	(0.06)	(0.04)	(0.05)	(0.10)
Net realized and unrealized gain/(loss)	5.03	5.16	5.69	(7.66)	3.49
Total from Investment Operations	4.93	5.10	5.65	(7.71)	3.39
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.03)
Distributions (from capital gains)	(2.15)	—	—	(2.79)	(2.96)
Total Dividends and Distributions	(2.15)	—	—	(2.79)	(2.99)
Net Asset Value, End of Period	$23.94	$21.16	$16.06	$10.41	$20.91
Total Return*	24.84%	31.76%	54.27%	(37.12)%	17.69%
Net Assets, End of Period (in thousands)	$1,308,055	$1,092,666	$853,134	$535,573	$878,244
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.97%	0.97%	0.97%	0.97%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.97%	0.97%	0.97%	0.97%
Ratio of Net Investment Income/(Loss)	(0.44)%	(0.32)%	(0.26)%	(0.38)%	(0.49)%
Portfolio Turnover Rate	50%	35%	41%	43%	47%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
See Notes to Financial Statements.
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Janus Henderson VIT Global Technology and Innovation Portfolio
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Janus Henderson VIT Global Technology and Innovation Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as nondiversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser
(the “Adviser”) to the Portfolio.
The Portfolio currently offers two classes of shares:  Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.
Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with
United States of America generally accepted accounting principles ("US GAAP")).
The Chief Financial Officer of the Portfolio is designated as the Chief Operating Decision Maker (“CODM”) as it relates to ASC Topic 280, Segment Reporting. The CODM has concluded that the Portfolio operated as a single segment entity for the year ended December 31, 2025. The key indicator of performance of the Portfolio is net investment income as reported on the Statement of Operations.
The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.
Investment Valuation
Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they
10 | December 31, 2025

Janus Henderson VIT Global Technology and Innovation Portfolio
Notes to Financial Statements
use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.
The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2025 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to
Schedule of Investments and Other Information.
The following describes the amounts of transfers into or out of Level 3 of the fair value hierarchy during the year.
Financial assets of $2,905,352 were transferred out of Level 3 to Level 1 since certain securities prices were determined using other significant observable inputs at the end of the current fiscal year and significant unobservable inputs at the end of the prior fiscal year.
The Portfolio's management has determined the Portfolio did not hold a significant amount of Level 3 securities as of
December 31, 2025.
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains
Janus Aspen Series | 11

Janus Henderson VIT Global Technology and Innovation Portfolio
Notes to Financial Statements
and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.
Expenses
The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.
Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.
Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.
Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.
Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).
The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.
Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Portfolio's management has determined the Portfolio did not pay a significant amount of income taxes for the year ended December 31, 2025.
2. Other Investments and Strategies
12 | December 31, 2025

Janus Henderson VIT Global Technology and Innovation Portfolio
Notes to Financial Statements
Market Risk
The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, social unrest, tariffs, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.
• Armed Conflict. Armed conflicts between countries or in a geographic region, such as the ongoing armed conflicts in Europe and the Middle East, have the potential to adversely impact a Portfolio. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.
Emerging Market Investing
Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in
Chinese local market securities.
Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater
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Janus Henderson VIT Global Technology and Innovation Portfolio
Notes to Financial Statements
than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See  the "Offsetting Assets and Liabilities" section of this Note for further details.
The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.
Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
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Notes to Financial Statements
The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).
Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” and “Unaffiliated securities lending income, net" on the Statement of Operations. As of December 31, 2025, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $8,941,368. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2025 is $9,282,658, resulting in the net amount due the counterparty of $341,290.
Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.
The Offsetting Assets and Liabilities table located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see  the
Portfolio's Schedule of Investments.
3. Investment Advisory Agreements and Other Transactions with Affiliates
The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.
The Adviser has contractually agreed to waive the advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, including networking/omnibus/shareholder servicing fees payable by any share class, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses, exceed the annual rate of 0.88% of the Portfolio’s average daily net assets for at least a one-year period commencing on April 30, 2025. The previous expense limit (for a one-year period commencing April 29, 2024) was 0.95%. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.
The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $51,726 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2025. The Portfolio's portion is reported as part of
“Other expenses” on the Statement of Operations.
Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average
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Notes to Financial Statements
daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.
The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.
The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2025 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2025 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. There were no deferred fees paid by the Trust to the
Trustees under the Deferred Plan during the year ended December 31, 2025.
Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.
Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2025 can be found in the “Schedules of Affiliated Investments” located in the Schedule of
Investments.
The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment
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Janus Henderson VIT Global Technology and Innovation Portfolio
Notes to Financial Statements
adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2025, the Portfolio engaged in cross trades amounting to $897,555 in sales, resulting in a net realized loss of $262,084. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of
Operations.
4. Federal Income Tax
The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.
Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$6,333,137	$170,188,277	$-	$-	$(44,488)	$644,529,912
The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2025 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and passive foreign investment companies.
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$767,086,315	$663,815,618	$(19,285,706)	$644,529,912
Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.
For the year ended December 31, 2025
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$-	$118,002,948	$-	$-

For the year ended December 31, 2024
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$-	$-	$-	$3,013,783
Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.
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Janus Henderson VIT Global Technology and Innovation Portfolio
Notes to Financial Statements
5. Capital Share Transactions
	Year ended December 31, 2025		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Institutional Shares:
Shares sold	1,015,336	$22,495,645	920,508	$17,696,670
Reinvested dividends and distributions	372,807	7,735,754	-	-
Shares repurchased	(1,040,732)	(22,924,552)	(801,747)	(15,676,017)
Net Increase/(Decrease)	347,411	$7,306,847	118,761	$2,020,653
Service Shares:
Shares sold	8,634,668	$188,823,695	8,564,804	$166,042,250
Reinvested dividends and distributions	5,306,410	110,267,194	-	-
Shares repurchased	(10,950,056)	(240,353,957)	(10,046,941)	(195,071,604)
Net Increase/(Decrease)	2,991,022	$58,736,932	(1,482,137)	$(29,029,354)
6. Purchases and Sales of Investment Securities
For the year ended December 31, 2025, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:
Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$621,695,187	$653,205,868	$-	$-
7. Acquisition Note
On December 22, 2025, Janus Henderson Group plc, the parent company of the Portfolio's investment adviser, announced a definitive agreement to be acquired by Trian Fund Management and General Catalyst. The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders. Management is assessing the impact to the portfolios.
8. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2025 and through the date of issuance of the Portfolio's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements
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Janus Henderson Global Technology And Innovation Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Technology and Innovation Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Global Technology and Innovation Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the ”Portfolio”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test  basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent, and the investee company; when replies were not received from the investee company, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 18, 2026
We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.
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Janus Henderson Global Technology And Innovation Portfolio
Designation Requirements (unaudited)
For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2025:
Capital Gain Distributions	$118,002,948
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Janus Henderson VIT Global Technology and Innovation Portfolio
Additional Information (unaudited)
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Each board member also serves as a board member of other portfolios in the Janus Aspen Series. Annual retainer fees and attendance fees are allocated to each portfolio based on net assets. Trustees fees paid by the portfolio are within
Item 7. Statement of Operations as Trustees’ fees and expenses.
Item 11. APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD
The members of the Board of Trustees (the “Board”) of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “Portfolio,” and collectively, the “Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.
In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analyses provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.
At meetings held on November 5, 2025 and December 9-10, 2025, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant over the course of the year. In this regard, the Trustees noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Following the Board’s evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2026 through February 1, 2027, subject to earlier termination as provided for in each agreement. Although the Board considered the continuation of the investment advisory agreements as part of its multi-faceted review process across the Janus Henderson Funds, the Board’s approvals were made on a Fund-by-Fund basis.
In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.
Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and
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Janus Henderson VIT Global Technology and Innovation Portfolio
Additional Information (unaudited)
their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources, capabilities, and key personnel of the Adviser, particularly noting those employees who provide investment and investment risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. Additionally, the Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.
In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.
The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract and retain well-qualified personnel.
Performance of the Funds
The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including at periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, using Morningstar category schema and with the Janus Henderson Fund’s performance benchmark index. In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2025, approximately 57% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2025, approximately 52% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2025 performance has been strong, noting that: (i) for the 1- and 3-year periods ended September 30, 2025, approximately 45% and 58% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively; and (ii) for the 5- and 10-year periods ended September 30, 2025, approximately 53% and 54% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively.
The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Portfolios:
• For Janus Henderson Balanced Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser has taken or was taking to improve performance.
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Janus Henderson VIT Global Technology and Innovation Portfolio
Additional Information (unaudited)
• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Global Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025, and the first Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the additional resources added by the Adviser to support the Portfolio’s portfolio management.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Overseas Portfolio, the Trustees noted that the Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2025 and the bottom Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.
Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as identified by Broadridge using Morningstar category schema. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.
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Janus Henderson VIT Global Technology and Innovation Portfolio
Additional Information (unaudited)
For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance or service being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, recent fee reductions, investment structure changes, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.
The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.
The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered the Adviser’s explanation that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted the independent fee consultant’s 2024 report found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to similar funds subadvised by the Adviser and to the fees the Adviser charges to its comparable institutional/separate account clients; (2) these subadvised and institutional/separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) Janus Henderson Funds had management fees (after waivers or performance fees) that were under or within 2 bps of the net management fees for similar funds subadvised by the Adviser in all but two cases. The Trustees noted that for the two Janus Henderson Funds that did not have a lower or in line management fee (after waivers or performance fees) than similar funds subadvised by the Adviser, the net management fee was reasonable.
The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2024 and noted the following with regard to each Portfolio’s total expenses, net of applicable fee waivers (the Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:
• For Janus Henderson Balanced Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
•For Janus Henderson Flexible Bond Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
24 | December 31, 2025

Janus Henderson VIT Global Technology and Innovation Portfolio
Additional Information (unaudited)
• For Janus Henderson Global Research Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although the limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds as of December 31, 2024, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.
Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation and that there is no recognized standard or uniform methodology for determining profitability for this purpose. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.
The Trustees concluded that the management fee payable by each Janus Henderson Fund to the Adviser was reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,
Janus Aspen Series | 25

Janus Henderson VIT Global Technology and Innovation Portfolio
Additional Information (unaudited)
taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.
Economies of Scale
The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2025, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2025 report: (1) analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson Fund complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 27% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 32% of Janus Henderson Funds have performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have flat-rate fees (the “Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the fund is small/midsized and potentially higher fees when the fund grows in assets.
With respect to the Flat-Rate Fee Funds, the independent fee consultant concluded in its 2025 report that (1) 67% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on the Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.
The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Janus Henderson Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.
Based on all of the information reviewed, including the recent and past research and analyses conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.
Other Benefits to the Adviser
The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and
26 | December 31, 2025

Janus Henderson VIT Global Technology and Innovation Portfolio
Additional Information (unaudited)
services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.
Janus Aspen Series | 27

Janus Henderson VIT Global Technology and Innovation Portfolio
Notes
28 | December 31, 2025

Janus Henderson VIT Global Technology and Innovation Portfolio
Notes
Janus Aspen Series | 29

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc
Mutual funds distributed by Janus Henderson Distributors US LLC
109-02-81119 02-26

ANNUAL FINANCIAL STATEMENTS

December 31, 2025
Janus Henderson VIT Mid Cap Value Portfolio
Janus Aspen Series

Janus Henderson VIT Mid Cap Value Portfolio

Janus Henderson VIT Mid Cap Value Portfolio
Schedule of Investments
December 31, 2025

	Shares or Principal Amounts	Value
Common Stocks – 97.7%
Aerospace & Defense – 2.8%
BWX Technologies Inc	6,435	$1,112,225
L3Harris Technologies Inc	7,164	2,103,136
		3,215,361
Banks – 5.2%
Cullen/Frost Bankers Inc	8,241	1,043,558
PNC Financial Services Group Inc/The	12,052	2,515,614
Wintrust Financial Corp	17,436	2,437,901
		5,997,073
Beverages – 0.6%
Keurig Dr Pepper Inc	24,063	674,005
Biotechnology – 1.1%
BioMarin Pharmaceutical Inc*	10,391	617,537
Revolution Medicines Inc*	3,703	294,944
United Therapeutics Corp*	786	382,979
		1,295,460
Building Products – 1.6%
Carlisle Cos Inc	5,573	1,782,580
Capital Markets – 3.0%
Lazard Inc	40,296	1,956,774
MarketAxess Holdings Inc	7,999	1,449,818
		3,406,592
Chemicals – 3.4%
Corteva Inc	24,193	1,621,657
Solstice Advanced Materials Inc*	20,979	1,019,160
Westlake Chemical Corp	17,465	1,291,362
		3,932,179
Commercial Services & Supplies – 1.4%
Waste Connections Inc	8,925	1,565,088
Construction Materials – 1.4%
Martin Marietta Materials Inc	2,589	1,612,067
Consumer Finance – 1.7%
Ally Financial Inc	42,823	1,939,454
Containers & Packaging – 1.9%
Ball Corp	41,505	2,198,520
Distributors – 1.3%
LKQ Corp	49,463	1,493,783
Electric Utilities – 6.5%
Alliant Energy Corp	47,343	3,077,767
Entergy Corp	26,889	2,485,350
PPL Corp	53,924	1,888,419
		7,451,536
Electrical Equipment – 1.7%
AMETEK Inc	9,324	1,914,310
Electronic Equipment, Instruments & Components – 7.1%
Arrow Electronics Inc*	3,163	348,499
CDW Corp/DE	8,642	1,177,041
Fabrinet*	2,744	1,249,288
Keysight Technologies Inc*	5,811	1,180,737
Littelfuse Inc	7,479	1,891,589
Vontier Corp	62,038	2,306,573
		8,153,727
Energy Equipment & Services – 0.6%
Baker Hughes Co	16,038	730,370
Entertainment – 1.2%
Electronic Arts Inc	6,741	1,377,389
Food & Staples Retailing – 2.4%
Casey's General Stores Inc	4,997	2,761,892
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 1

Janus Henderson VIT Mid Cap Value Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Common Stocks – (continued)
Food Products – 1.0%
Cal-Maine Foods Inc	6,463	$514,261
Lamb Weston Holdings Inc	15,979	669,360
		1,183,621
Health Care Equipment & Supplies – 2.4%
Globus Medical Inc*	12,795	1,117,131
Hologic Inc*	22,128	1,648,315
		2,765,446
Health Care Providers & Services – 3.5%
Cardinal Health Inc	7,599	1,561,594
Humana Inc	3,463	886,978
Labcorp Holdings Inc	6,204	1,556,460
		4,005,032
Household Durables – 2.2%
Toll Brothers Inc	9,801	1,325,291
TopBuild Corp*	2,758	1,150,610
		2,475,901
Industrial Conglomerates – 1.6%
3M Co	11,656	1,866,126
Industrial Real Estate Investment Trusts (REITs) – 1.1%
STAG Industrial Inc	32,463	1,193,340
Insurance – 8.0%
Axis Capital Holdings Ltd	19,955	2,136,981
Everest Re Group Ltd	7,654	2,597,385
Hartford Financial Services Group Inc	15,244	2,100,623
Selective Insurance Group Inc	27,998	2,342,593
		9,177,582
Life Sciences Tools & Services – 1.9%
ICON PLC*	11,614	2,116,303
Machinery – 1.7%
Lincoln Electric Holdings Inc	8,130	1,948,273
Marine – 1.6%
Kirby Corp*	16,473	1,814,995
Media – 1.9%
Fox Corp - Class B	34,085	2,213,139
Metals & Mining – 2.1%
Freeport-McMoRan Inc	46,885	2,381,289
Oil, Gas & Consumable Fuels – 4.8%
Chesapeake Energy Corp	23,378	2,579,996
ConocoPhillips	20,417	1,911,236
Valero Energy Corp	6,290	1,023,949
		5,515,181
Professional Services – 2.0%
TransUnion	27,242	2,336,001
Real Estate Management & Development – 1.2%
CBRE Group Inc*	8,486	1,364,464
Residential Real Estate Investment Trusts (REITs) – 0.9%
Equity LifeStyle Properties Inc	17,729	1,074,555
Retail Real Estate Investment Trusts (REITs) – 2.2%
Agree Realty Corp	34,932	2,516,152
Road & Rail – 2.8%
Canadian Pacific Kansas City Ltd	19,595	1,442,780
Landstar System Inc	7,042	1,011,935
Saia Inc*	2,360	770,587
		3,225,302
Semiconductor & Semiconductor Equipment – 2.2%
Qnity Electronics Inc	14,325	1,169,636
Teradyne Inc	6,886	1,332,854
		2,502,490
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
2  | December 31, 2025

Janus Henderson VIT Mid Cap Value Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Common Stocks – (continued)
Specialized Real Estate Investment Trusts (REITs) – 2.0%
Lamar Advertising Co	17,997	$2,278,060
Specialty Retail – 4.6%
AutoZone Inc*	412	1,397,298
Bath & Body Works Inc	34,721	697,198
Boot Barn Holdings Inc*	3,731	658,409
Burlington Stores Inc*	4,387	1,267,185
O'Reilly Automotive Inc*	12,990	1,184,818
		5,204,908
Trading Companies & Distributors – 1.1%
MSC Industrial Direct Co Inc	14,912	1,254,099
Total Common Stocks (cost $78,651,031)		111,913,645
Repurchase Agreements – 2.3%
ING Financial Markets LLC, Joint repurchase agreement, 3.7800%, dated 12/31/25, maturing 1/2/26 to be repurchased at $2,600,546 collateralized by $2,602,760 in U.S. Treasuries 1.8750% - 4.1250%, 10/15/28 - 7/15/35 with a value of $2,652,558 (cost $2,600,000)	$2,600,000	2,600,000
Total Investments (total cost $81,251,031) – 100.0%		114,513,645
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(40,237)
Net Assets – 100%		$114,473,408

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$110,954,562	96.9%
Ireland	2,116,303	1.8
Canada	1,442,780	1.3
Total	$114,513,645	100.0%

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
ING Financial Markets LLC	$2,600,000	$—	$(2,600,000)	$—

(a)
Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 3

Janus Henderson VIT Mid Cap Value Portfolio
Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.
The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2025. See  Notes to Financial Statements for more information.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks	$111,913,645	$-	$-
Repurchase Agreements	-	2,600,000	-
Total Assets	$111,913,645	$2,600,000	$-
4  | December 31, 2025

Janus Henderson VIT Mid Cap Value Portfolio
Statement of Assets and Liabilities
December 31, 2025

Assets:
Investments, at value (cost $78,651,031)	$111,913,645
Repurchase agreements, at value (cost $2,600,000)	2,600,000
Cash	39,745
Trustees' deferred compensation	3,379
Receivables:
Dividends	66,571
Portfolio shares sold	6,804
Interest	546
Other assets	690
Total Assets	114,631,380
Liabilities:
Payables:
Professional fees	48,542
Advisory fees	45,732
12b-1 Distribution and shareholder servicing fees	12,194
Portfolio shares repurchased	8,392
Transfer agent fees and expenses	5,526
Trustees' deferred compensation fees	3,379
Custodian fees	463
Affiliated portfolio administration fees payable	252
Trustees' fees and expenses	47
Accrued expenses and other payables	33,445
Total Liabilities	157,972
Commitments and contingent liabilities (Note 3)
Net Assets	$114,473,408
Net Assets Consist of:
Capital (par value and paid-in surplus)	$77,337,036
Total distributable earnings (loss)	37,136,372
Total Net Assets	$114,473,408
Net Assets - Institutional Shares	$59,222,704
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,332,003
Net Asset Value Per Share	$17.77
Net Assets - Service Shares	$55,250,704
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,292,317
Net Asset Value Per Share	$16.78
See Notes to Financial Statements.
Janus Aspen Series | 5

Janus Henderson VIT Mid Cap Value Portfolio
Statement of Operations
For the year ended December 31, 2025

Investment Income:
Dividends	$1,925,482
Interest	116,235
Other income	185
Foreign tax withheld	(3,903)
Total Investment Income	2,037,999
Expenses:
Advisory fees	738,775
12b-1 Distribution and shareholder servicing fees:
Service Shares	140,186
Transfer agent administrative fees and expenses:
Institutional Shares	29,054
Service Shares	28,037
Other transfer agent fees and expenses:
Institutional Shares	1,563
Service Shares	986
Professional fees	52,465
Non-affiliated portfolio administration fees	48,371
Registration fees	23,291
Shareholder reports expense	18,308
Affiliated portfolio administration fees	3,422
Custodian fees	3,413
Trustees' fees and expenses	2,157
Other expenses	29,911
Total Expenses	1,119,939
Less: Excess Expense Reimbursement and Waivers	(30,447)
Net Expenses	1,089,492
Net Investment Income/(Loss)	948,507
Net Realized Gain/(Loss) on Investments:
Investments	3,974,378
Total Net Realized Gain/(Loss) on Investments	3,974,378
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees' deferred compensation	2,117,747
Total Change in Unrealized Net Appreciation/Depreciation	2,117,747
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,040,632
See Notes to Financial Statements.
6  | December 31, 2025

Janus Henderson VIT Mid Cap Value Portfolio
Statements of Changes in Net Assets

	Year ended December 31, 2025	Year ended December 31, 2024
Operations:
Net investment income/(loss)	$948,507	$905,921
Net realized gain/(loss) on investments	3,974,378	11,031,615
Change in unrealized net appreciation/depreciation	2,117,747	2,203,585
Net Increase/(Decrease) in Net Assets Resulting from Operations	7,040,632	14,141,121
Dividends and Distributions to Shareholders:
Institutional Shares	(5,992,825)	(3,316,951)
Service Shares	(5,982,007)	(3,723,019)
Net Decrease from Dividends and Distributions to Shareholders	(11,974,832)	(7,039,970)
Capital Share Transactions:
Institutional Shares	3,152,705	4,123,806
Service Shares	(560,721)	(5,299,674)
Net Increase/(Decrease) from Capital Share Transactions	2,591,984	(1,175,868)
Net Increase/(Decrease) in Net Assets	(2,342,216)	5,925,283
Net Assets:
Beginning of period	116,815,624	110,890,341
End of period	$114,473,408	$116,815,624
See Notes to Financial Statements.
Janus Aspen Series | 7

Janus Henderson VIT Mid Cap Value Portfolio
Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$18.61	$17.53	$16.36	$19.12	$16.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.17	0.19	0.18	0.16
Net realized and unrealized gain/(loss)	0.92	2.05	1.63	(1.34)	3.00
Total from Investment Operations	1.09	2.22	1.82	(1.16)	3.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.18)	(0.19)	(0.23)	(0.08)
Distributions (from capital gains)	(1.78)	(0.96)	(0.46)	(1.37)	—
Total Dividends and Distributions	(1.93)	(1.14)	(0.65)	(1.60)	(0.08)
Net Asset Value, End of Period	$17.77	$18.61	$17.53	$16.36	$19.12
Total Return*	6.50%	13.11%	11.40%	(5.56)%	19.73%
Net Assets, End of Period (in thousands)	$59,223	$58,373	$50,854	$51,231	$58,536
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.86%	0.93%	0.69%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.93%	0.69%	0.67%	0.67%
Ratio of Net Investment Income/(Loss)	0.94%	0.91%	1.14%	1.12%	0.90%
Portfolio Turnover Rate	40%	42%	47%	48%	63%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
See Notes to Financial Statements.
8  | December 31, 2025

Janus Henderson VIT Mid Cap Value Portfolio
Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$17.68	$16.72	$15.64	$18.36	$15.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.12	0.14	0.14	0.12
Net realized and unrealized gain/(loss)	0.88	1.95	1.55	(1.30)	2.87
Total from Investment Operations	1.00	2.07	1.69	(1.16)	2.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.15)	(0.15)	(0.19)	(0.05)
Distributions (from capital gains)	(1.78)	(0.96)	(0.46)	(1.37)	—
Total Dividends and Distributions	(1.90)	(1.11)	(0.61)	(1.56)	(0.05)
Net Asset Value, End of Period	$16.78	$17.68	$16.72	$15.64	$18.36
Total Return*	6.29%	12.80%	11.11%	(5.77)%	19.42%
Net Assets, End of Period (in thousands)	$55,251	$58,443	$60,036	$66,344	$78,435
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.11%	1.18%	0.93%	0.91%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	1.18%	0.93%	0.91%	0.92%
Ratio of Net Investment Income/(Loss)	0.72%	0.66%	0.91%	0.86%	0.68%
Portfolio Turnover Rate	40%	42%	47%	48%	63%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
See Notes to Financial Statements.
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Janus Henderson VIT Mid Cap Value Portfolio
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Janus Henderson VIT Mid Cap Value Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.
The Portfolio currently offers two classes of shares:  Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.
Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with
United States of America generally accepted accounting principles ("US GAAP")).
The Chief Financial Officer of the Portfolio is designated as the Chief Operating Decision Maker (“CODM”) as it relates to ASC Topic 280, Segment Reporting. The CODM has concluded that the Portfolio operated as a single segment entity for the year ended December 31, 2025. The key indicator of performance of the Portfolio is net investment income as reported on the Statement of Operations.
The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.
Investment Valuation
Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of
10 | December 31, 2025

Janus Henderson VIT Mid Cap Value Portfolio
Notes to Financial Statements
such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.
The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2025 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to
Schedule of Investments and Other Information.
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.
Expenses
The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.
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Janus Henderson VIT Mid Cap Value Portfolio
Notes to Financial Statements
Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.
Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.
Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).
The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.
Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Portfolio's management has determined the Portfolio did not pay a significant amount of income taxes for the year ended December 31, 2025.
2. Other Investments and Strategies
Market Risk
The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, social unrest, tariffs, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.
• Armed Conflict. Armed conflicts between countries or in a geographic region, such as the ongoing armed conflicts in Europe and the Middle East, have the potential to adversely impact a Portfolio. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.
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Janus Henderson VIT Mid Cap Value Portfolio
Notes to Financial Statements
Real Estate Investing
The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.
Repurchase Agreements
The Portfolio and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.
Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See  the "Offsetting Assets and Liabilities" section of this Note for further details.
The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.
The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see  the Portfolio's Schedule of Investments.
All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.
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Janus Henderson VIT Mid Cap Value Portfolio
Notes to Financial Statements
3. Investment Advisory Agreements and Other Transactions with Affiliates
The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.
The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.
The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell Midcap® Value Index.
No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±4.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.
The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2025, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.65%.
The Adviser has contractually agreed to waive the investment advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Portfolio’s average daily net assets for at least a one-year period commencing on April 30, 2025. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.
The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief
14 | December 31, 2025

Janus Henderson VIT Mid Cap Value Portfolio
Notes to Financial Statements
Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $51,726 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2025. The Portfolio's portion is reported as part of
“Other expenses” on the Statement of Operations.
Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.
The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.
The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2025 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2025 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. There were no deferred fees paid by the Trust to the
Trustees under the Deferred Plan during the year ended December 31, 2025.
4. Federal Income Tax
The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.
Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$212,997	$4,105,833	$-	$-	$(2,917)	$32,820,459
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Janus Henderson VIT Mid Cap Value Portfolio
Notes to Financial Statements
The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2025 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$81,693,186	$36,311,511	$(3,491,052)	$32,820,459
Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.
For the year ended December 31, 2025
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$1,691,414	$10,283,418	$-	$-

For the year ended December 31, 2024
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$1,042,905	$5,997,065	$-	$-
Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.
5. Capital Share Transactions
	Year ended December 31, 2025		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Institutional Shares:
Shares sold	481,984	$8,697,526	653,554	$12,182,804
Reinvested dividends and distributions	356,690	5,992,825	188,163	3,316,951
Shares repurchased	(643,920)	(11,537,646)	(606,016)	(11,375,949)
Net Increase/(Decrease)	194,754	$3,152,705	235,701	$4,123,806
Service Shares:
Shares sold	292,644	$4,980,473	200,876	$3,518,419
Reinvested dividends and distributions	376,983	5,982,007	222,452	3,723,019
Shares repurchased	(682,010)	(11,523,201)	(709,056)	(12,541,112)
Net Increase/(Decrease)	(12,383)	$(560,721)	(285,728)	$(5,299,674)
6. Purchases and Sales of Investment Securities
For the year ended December 31, 2025, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:
Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$45,222,545	$53,986,816	$-	$-
7. Acquisition Note
On December 22, 2025, Janus Henderson Group plc, the parent company of the Portfolio's investment adviser, announced a definitive agreement to be acquired by Trian Fund Management and General Catalyst. The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders. Management is assessing the impact to the portfolios.
16 | December 31, 2025

Janus Henderson VIT Mid Cap Value Portfolio
Notes to Financial Statements
8. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2025 and through the date of issuance of the Portfolio's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.
Janus Aspen Series | 17

Janus Henderson Mid Cap Value Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Mid Cap Value Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Mid Cap Value Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the ”Portfolio”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test  basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 18, 2026
We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.
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Janus Henderson Mid Cap Value Portfolio
Designation Requirements (unaudited)
For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2025:
Section 163(j) Interest Dividend	3%
Capital Gain Distributions	$10,283,418
Dividends Received Deduction Percentage	56%
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Janus Henderson VIT Mid Cap Value Portfolio
Additional Information (unaudited)
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Each board member also serves as a board member of other portfolios in the Janus Aspen Series. Annual retainer fees and attendance fees are allocated to each portfolio based on net assets. Trustees fees paid by the portfolio are within
Item 7. Statement of Operations as Trustees’ fees and expenses.
Item 11. APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD
The members of the Board of Trustees (the “Board”) of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “Portfolio,” and collectively, the “Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.
In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analyses provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.
At meetings held on November 5, 2025 and December 9-10, 2025, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant over the course of the year. In this regard, the Trustees noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Following the Board’s evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2026 through February 1, 2027, subject to earlier termination as provided for in each agreement. Although the Board considered the continuation of the investment advisory agreements as part of its multi-faceted review process across the Janus Henderson Funds, the Board’s approvals were made on a Fund-by-Fund basis.
In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.
Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and
20 | December 31, 2025

Janus Henderson VIT Mid Cap Value Portfolio
Additional Information (unaudited)
their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources, capabilities, and key personnel of the Adviser, particularly noting those employees who provide investment and investment risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. Additionally, the Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.
In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.
The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract and retain well-qualified personnel.
Performance of the Funds
The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including at periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, using Morningstar category schema and with the Janus Henderson Fund’s performance benchmark index. In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2025, approximately 57% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2025, approximately 52% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2025 performance has been strong, noting that: (i) for the 1- and 3-year periods ended September 30, 2025, approximately 45% and 58% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively; and (ii) for the 5- and 10-year periods ended September 30, 2025, approximately 53% and 54% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively.
The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Portfolios:
• For Janus Henderson Balanced Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser has taken or was taking to improve performance.
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Janus Henderson VIT Mid Cap Value Portfolio
Additional Information (unaudited)
• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Global Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025, and the first Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the additional resources added by the Adviser to support the Portfolio’s portfolio management.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Overseas Portfolio, the Trustees noted that the Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2025 and the bottom Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.
Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as identified by Broadridge using Morningstar category schema. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.
22 | December 31, 2025

Janus Henderson VIT Mid Cap Value Portfolio
Additional Information (unaudited)
For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance or service being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, recent fee reductions, investment structure changes, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.
The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.
The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered the Adviser’s explanation that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted the independent fee consultant’s 2024 report found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to similar funds subadvised by the Adviser and to the fees the Adviser charges to its comparable institutional/separate account clients; (2) these subadvised and institutional/separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) Janus Henderson Funds had management fees (after waivers or performance fees) that were under or within 2 bps of the net management fees for similar funds subadvised by the Adviser in all but two cases. The Trustees noted that for the two Janus Henderson Funds that did not have a lower or in line management fee (after waivers or performance fees) than similar funds subadvised by the Adviser, the net management fee was reasonable.
The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2024 and noted the following with regard to each Portfolio’s total expenses, net of applicable fee waivers (the Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:
• For Janus Henderson Balanced Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
•For Janus Henderson Flexible Bond Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
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Janus Henderson VIT Mid Cap Value Portfolio
Additional Information (unaudited)
• For Janus Henderson Global Research Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although the limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds as of December 31, 2024, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.
Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation and that there is no recognized standard or uniform methodology for determining profitability for this purpose. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.
The Trustees concluded that the management fee payable by each Janus Henderson Fund to the Adviser was reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,
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Janus Henderson VIT Mid Cap Value Portfolio
Additional Information (unaudited)
taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.
Economies of Scale
The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2025, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2025 report: (1) analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson Fund complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 27% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 32% of Janus Henderson Funds have performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have flat-rate fees (the “Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the fund is small/midsized and potentially higher fees when the fund grows in assets.
With respect to the Flat-Rate Fee Funds, the independent fee consultant concluded in its 2025 report that (1) 67% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on the Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.
The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Janus Henderson Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.
Based on all of the information reviewed, including the recent and past research and analyses conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.
Other Benefits to the Adviser
The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and
Janus Aspen Series | 25

Janus Henderson VIT Mid Cap Value Portfolio
Additional Information (unaudited)
services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.
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Janus Henderson VIT Mid Cap Value Portfolio
Notes
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Janus Henderson VIT Mid Cap Value Portfolio
Notes
28 | December 31, 2025

Janus Henderson VIT Mid Cap Value Portfolio
Notes
Janus Aspen Series | 29

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc
Mutual funds distributed by Janus Henderson Distributors US LLC
109-02-81122 02-26

ANNUAL FINANCIAL STATEMENTS

December 31, 2025
Janus Henderson VIT Overseas Portfolio
Janus Aspen Series

Janus Henderson VIT Overseas Portfolio

Janus Henderson VIT Overseas Portfolio
Schedule of Investments
December 31, 2025

	Shares	Value
Common Stocks – 98.6%
Aerospace & Defense – 5.7%
BAE Systems PLC	1,429,945	$32,867,145
Rheinmetall AG	6,063	11,116,808
		43,983,953
Airlines – 0.9%
Ryanair Holdings PLC	203,581	7,069,349
Banks – 18.0%
Banco Bilbao Vizcaya Argentaria SA	1,282,371	29,992,333
BNP Paribas SA	128,620	12,169,727
Erste Group Bank AG	244,726	29,440,444
HDFC Bank Ltd	2,129,363	23,530,868
Natwest Group PLC	1,325,682	11,560,476
Resona Holdings Inc	2,538,300	24,070,481
UniCredit SpA	101,154	8,396,671
		139,161,000
Beverages – 4.6%
Davide Campari-Milano NV	2,159,831	14,022,140
Heineken NV	264,441	21,629,843
		35,651,983
Biotechnology – 3.1%
Argenx SE (ADR)*	17,564	14,770,446
Ascendis Pharma A/S (ADR)*	42,435	9,048,839
		23,819,285
Capital Markets – 1.0%
St James's Place PLC	420,795	7,786,042
Chemicals – 2.2%
Shin-Etsu Chemical Co Ltd	281,700	8,761,454
Taiyo Nippon Sanso Corp	186,700	5,575,691
Tokyo Ohka Kogyo Co Ltd	70,200	2,607,520
		16,944,665
Commercial Services & Supplies – 2.1%
Rentokil Initial PLC	2,735,033	16,333,012
Diversified Telecommunication Services – 3.0%
Deutsche Telekom AG	709,889	23,024,994
Electrical Equipment – 2.6%
Contemporary Amperex Technology Co Ltd - Class A	190,509	9,991,517
Prysmian SpA	105,112	10,480,043
		20,471,560
Electronic Equipment, Instruments & Components – 2.7%
Hexagon AB - Class B	1,758,202	20,801,989
Entertainment – 4.2%
Liberty Media Corp-Liberty Formula One - Series C*	158,816	15,644,964
Spotify Technology SA*	28,764	16,703,543
		32,348,507
Food Products – 0.1%
Magnum Ice Cream Co NV/The*	60,741	963,915
Hotels, Restaurants & Leisure – 0.8%
Trip.com Group Ltd	44,834	3,216,191
Trip.com Group Ltd (ADR)	45,277	3,255,869
		6,472,060
Information Technology Services – 1.8%
Fujitsu Ltd	509,300	13,965,566
Insurance – 6.0%
AIA Group Ltd	2,371,600	24,360,499
Dai-ichi Life Holdings Inc	2,673,600	22,199,659
		46,560,158
Interactive Media & Services – 2.6%
Tencent Holdings Ltd	262,000	20,076,852
Machinery – 1.7%
Alstom SA*	452,150	13,383,801
Janus Aspen Series | 2

Janus Henderson VIT Overseas Portfolio
Schedule of Investments
December 31, 2025
	Shares	Value
Common Stocks – (continued)
Metals & Mining – 2.8%
Freeport-McMoRan Inc	208,244	$10,576,713
Teck Resources Ltd	239,623	11,473,060
		22,049,773
Multiline Retail – 1.3%
MercadoLibre Inc*	4,811	9,690,605
Oil, Gas & Consumable Fuels – 3.6%
Canadian Natural Resources Ltd	492,695	16,677,726
TotalEnergies SE	174,091	11,345,933
		28,023,659
Personal Products – 2.3%
Unilever PLC	269,959	17,647,123
Pharmaceuticals – 5.8%
AstraZeneca PLC	123,784	22,795,931
Roche Holding AG	53,842	22,256,799
		45,052,730
Professional Services – 0.9%
Recruit Holdings Co Ltd	119,600	6,823,699
Semiconductor & Semiconductor Equipment – 10.5%
ASML Holding NV	24,257	25,926,532
Taiwan Semiconductor Manufacturing Co Ltd	1,135,000	55,454,761
		81,381,293
Software – 1.7%
SAP SE	54,646	13,369,577
Specialty Retail – 2.4%
Industria de Diseno Textil SA	281,388	18,533,587
Textiles, Apparel & Luxury Goods – 4.2%
LVMH Moet Hennessy Louis Vuitton SE	21,373	16,111,764
Samsonite International SAž	6,311,277	16,116,042
		32,227,806
Total Common Stocks (cost $502,463,262)		763,618,543
Investment Companies – 1.7%
Money Markets – 1.7%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº,£ (cost $12,772,480)	12,769,449	12,773,280
Total Investments (total cost $515,235,742) – 100.3%		776,391,823
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(2,232,253)
Net Assets – 100%		$774,159,570
3  | December 31, 2025

Janus Henderson VIT Overseas Portfolio
Schedule of Investments
December 31, 2025

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United Kingdom	$108,989,729	14.0%
Japan	84,004,070	10.8
Taiwan	55,454,761	7.2
France	53,011,225	6.8
Spain	48,525,920	6.3
Netherlands	48,520,290	6.3
Germany	47,511,379	6.1
Hong Kong	40,476,541	5.2
United States	38,994,957	5.0
Sweden	37,505,532	4.8
China	36,540,429	4.7
Italy	32,898,854	4.2
Austria	29,440,444	3.8
Canada	28,150,786	3.6
India	23,530,868	3.0
Switzerland	22,256,799	2.9
Belgium	14,770,446	1.9
Argentina	9,690,605	1.3
Denmark	9,048,839	1.2
Ireland	7,069,349	0.9
Total	$776,391,823	100.0%

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 12/31/24	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 12/31/25	Ending Shares	Dividend Income
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº
	$10,762,207	$207,450,366	$(205,440,236)	$143	$800	$12,773,280	12,769,449	$640,767
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 3.6894%ºº
	1,025,996	114,789,845	(115,815,841)	-	-	-	-	22,898 ∆
Total Affiliated Investments - 1.7%
	$11,788,203	$322,240,211	$(321,256,077)	$143	$800	$12,773,280	12,769,449	$663,665
Janus Aspen Series | 4

Janus Henderson VIT Overseas Portfolio
Schedule of Investments
December 31, 2025
The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s
Statement of Operations for the year ended December 31, 2025.
The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2025
Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$576,188

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$(138,562)
Please see  the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation"
sections of the Portfolio’s Statement of Operations.
Average Ending Monthly Value of Derivative Instruments During the Year Ended December 31, 2025
Total return swaps:
Average notional amount	$2,273,963
5  | December 31, 2025

Janus Henderson VIT Overseas Portfolio
Notes to Schedule of Investments and Other Information

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

ž
Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2025 is $16,116,042, which represents 2.1% of net assets.

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of December 31, 2025.
£
The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2025. See  Notes to Financial Statements for more information.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks
Biotechnology	$23,819,285	$-	$-
Entertainment	32,348,507	-	-
Hotels, Restaurants & Leisure	3,255,869	3,216,191	-
Metals & Mining	10,576,713	11,473,060	-
Multiline Retail	9,690,605	-	-
Oil, Gas & Consumable Fuels	16,677,726	11,345,933	-
All Other	-	641,214,654	-
Investment Companies	-	12,773,280	-
Total Assets	$96,368,705	$680,023,118	$-
Janus Aspen Series | 6

Janus Henderson VIT Overseas Portfolio
Statement of Assets and Liabilities
December 31, 2025

Assets:
Unaffiliated investments, at value (cost $502,463,262)	$763,618,543
Affiliated investments, at value (cost $12,772,480)	12,773,280
Cash denominated in foreign currency (cost $1,124)	1,124
Trustees' deferred compensation	22,871
Receivables:
Foreign tax reclaims	1,127,070
Dividends	494,663
Portfolio shares sold	162,298
Dividends from affiliates	40,871
Other assets	138,116
Total Assets	778,378,836
Liabilities:
Payables:
Foreign tax liability	2,731,223
Portfolio shares repurchased	822,641
Advisory fees	345,037
12b-1 Distribution and shareholder servicing fees	129,046
Professional fees	50,440
Transfer agent fees and expenses	35,204
Trustees' deferred compensation fees	22,871
Custodian fees	8,606
Affiliated portfolio administration fees payable	1,684
Trustees' fees and expenses	385
Accrued expenses and other payables	72,129
Total Liabilities	4,219,266
Net Assets	$774,159,570
Net Assets Consist of:
Capital (par value and paid-in surplus)	$622,420,940
Total distributable earnings (loss) (includes $2,731,223 of foreign capital gains tax)	151,738,630
Total Net Assets	$774,159,570
Net Assets - Institutional Shares	$180,763,955
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,238,159
Net Asset Value Per Share	$55.82
Net Assets - Service Shares	$593,395,615
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	11,192,360
Net Asset Value Per Share	$53.02
See Notes to Financial Statements.
7  | December 31, 2025

Janus Henderson VIT Overseas Portfolio
Statement of Operations
For the year ended December 31, 2025

Investment Income:
Dividends	$16,746,219
Dividends from affiliates	640,767
Affiliated securities lending income, net	22,898
Unaffiliated securities lending income, net	5,610
Other income	10,946
Foreign tax withheld	(1,720,058)
Total Investment Income	15,706,382
Expenses:
Advisory fees	4,458,888
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,417,065
Transfer agent administrative fees and expenses:
Institutional Shares	84,059
Service Shares	283,412
Other transfer agent fees and expenses:
Institutional Shares	3,354
Service Shares	5,767
Custodian fees	78,053
Shareholder reports expense	74,843
Professional fees	65,958
Registration fees	24,138
Affiliated portfolio administration fees	22,156
Trustees' fees and expenses	14,040
Other expenses	122,565
Total Expenses	6,654,298
Net Investment Income/(Loss)	9,052,084
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	42,808,935
Investments in affiliates	143
Swap contracts	576,188
Total Net Realized Gain/(Loss) on Investments	43,385,266
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees' deferred compensation (net of increase in deferred foreign taxes of $2,753,347)	131,389,239
Investments in affiliates	800
Swap contracts	(138,562)
Total Change in Unrealized Net Appreciation/Depreciation	131,251,477
Net Increase/(Decrease) in Net Assets Resulting from Operations	$183,688,827
See Notes to Financial Statements.
Janus Aspen Series | 8

Janus Henderson VIT Overseas Portfolio
Statements of Changes in Net Assets

	Year ended December 31, 2025	Year ended December 31, 2024
Operations:
Net investment income/(loss)	$9,052,084	$8,721,314
Net realized gain/(loss) on investments	43,385,266	62,490,843
Change in unrealized net appreciation/depreciation	131,251,477	(33,561,053)
Net Increase/(Decrease) in Net Assets Resulting from Operations	183,688,827	37,651,104
Dividends and Distributions to Shareholders:
Institutional Shares	(2,420,344)	(2,203,050)
Service Shares	(7,590,223)	(6,750,486)
Net Decrease from Dividends and Distributions to Shareholders	(10,010,567)	(8,953,536)
Capital Share Transactions:
Institutional Shares	(13,617,813)	(2,633,076)
Service Shares	(44,115,279)	(27,083,339)
Net Increase/(Decrease) from Capital Share Transactions	(57,733,092)	(29,716,415)
Net Increase/(Decrease) in Net Assets	115,945,168	(1,018,847)
Net Assets:
Beginning of period	658,214,402	659,233,249
End of period	$774,159,570	$658,214,402
See Notes to Financial Statements.
9  | December 31, 2025

Janus Henderson VIT Overseas Portfolio
Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$43.92	$42.06	$38.52	$42.92	$38.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.72	0.67	0.61	0.74	0.58
Net realized and unrealized gain/(loss)	11.91	1.81	3.55	(4.46)	4.62
Total from Investment Operations	12.63	2.48	4.16	(3.72)	5.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.73)	(0.62)	(0.62)	(0.68)	(0.49)
Total Dividends and Distributions	(0.73)	(0.62)	(0.62)	(0.68)	(0.49)
Net Asset Value, End of Period	$55.82	$43.92	$42.06	$38.52	$42.92
Total Return*	28.87%	5.86%	10.85%	(8.63)%	13.61%
Net Assets, End of Period (in thousands)	$180,764	$154,443	$150,156	$144,544	$170,166
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.72%	0.88%	0.89%	0.89%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.88%	0.89%	0.89%	0.87%
Ratio of Net Investment Income/(Loss)	1.44%	1.48%	1.50%	1.91%	1.38%
Portfolio Turnover Rate	42%	39%	30%	36%	21%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
See Notes to Financial Statements.
Janus Aspen Series | 10

Janus Henderson VIT Overseas Portfolio
Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$41.77	$40.08	$36.76	$41.02	$36.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.56	0.52	0.49	0.61	0.46
Net realized and unrealized gain/(loss)	11.33	1.73	3.39	(4.25)	4.41
Total from Investment Operations	11.89	2.25	3.88	(3.64)	4.87
Less Dividends and Distributions:
Dividends (from net investment income)	(0.64)	(0.56)	(0.56)	(0.62)	(0.42)
Total Dividends and Distributions	(0.64)	(0.56)	(0.56)	(0.62)	(0.42)
Net Asset Value, End of Period	$53.02	$41.77	$40.08	$36.76	$41.02
Total Return*	28.58%	5.58%	10.58%	(8.84)%	13.32%
Net Assets, End of Period (in thousands)	$593,396	$503,771	$509,077	$502,240	$570,494
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.96%	1.13%	1.14%	1.14%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	1.13%	1.14%	1.14%	1.12%
Ratio of Net Investment Income/(Loss)	1.17%	1.21%	1.25%	1.67%	1.14%
Portfolio Turnover Rate	42%	39%	30%	36%	21%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
See Notes to Financial Statements.
11 | December 31, 2025

Janus Henderson VIT Overseas Portfolio
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Janus Henderson VIT Overseas Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.
The Portfolio currently offers two classes of shares:  Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.
Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with
United States of America generally accepted accounting principles ("US GAAP")).
The Chief Financial Officer of the Portfolio is designated as the Chief Operating Decision Maker (“CODM”) as it relates to ASC Topic 280, Segment Reporting. The CODM has concluded that the Portfolio operated as a single segment entity for the year ended December 31, 2025. The key indicator of performance of the Portfolio is net investment income as reported on the Statement of Operations.
The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.
Investment Valuation
Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of
Janus Aspen Series | 12

Janus Henderson VIT Overseas Portfolio
Notes to Financial Statements
such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.
The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2025 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to
Schedule of Investments and Other Information.
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.
Expenses
The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.
13 | December 31, 2025

Janus Henderson VIT Overseas Portfolio
Notes to Financial Statements
Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.
Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.
Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.
Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).
The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.
Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Portfolio's management has determined the Portfolio did not pay a significant amount of income taxes for the year ended December 31, 2025.
2. Derivative Instruments
The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to:  futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2025 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.
The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative
Janus Aspen Series | 14

Janus Henderson VIT Overseas Portfolio
Notes to Financial Statements
purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.
In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:
•  Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.
•  Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.
•  Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.
•  Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
•  Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.
•  Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
•  Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.
•  Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.
•  Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted
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Notes to Financial Statements
cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.
Swaps
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set  of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.
Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.
Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.
The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Portfolio’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).
The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set  rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).
During the year, the Portfolio entered into total return swaps on equity securities to increase exposure to equity risk. These total return swaps require the Portfolio to pay a floating reference interest rate, and an amount equal to the
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Notes to Financial Statements
negative price movement of securities or an index multiplied by the notional amount of the contract. The Portfolio will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.
There were no total return swaps held at December 31, 2025.
3. Other Investments and Strategies
Market Risk
The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, social unrest, tariffs, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.
• Armed Conflict. Armed conflicts between countries or in a geographic region, such as the ongoing armed conflicts in Europe and the Middle East, have the potential to adversely impact a Portfolio. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.
Emerging Market Investing
Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including,
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Notes to Financial Statements
but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in
Chinese local market securities.
Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.
The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.
Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned
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Notes to Financial Statements
securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).
Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” and “Unaffiliated securities lending income, net” on the Statement of Operations.
There were no securities on loan as of December 31, 2025.
4. Investment Advisory Agreements and Other Transactions with Affiliates
The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.
The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.
The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the MSCI All Country World ex-USA IndexSM.
No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±7.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.
The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2025, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.61%.
The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are
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Notes to Financial Statements
separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $51,726 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2025. The Portfolio's portion is reported as part of
“Other expenses” on the Statement of Operations.
Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.
The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.
The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2025 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2025 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. There were no deferred fees paid by the Trust to the
Trustees under the Deferred Plan during the year ended December 31, 2025.
Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.
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Notes to Financial Statements
Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2025 can be found in the “Schedules of Affiliated Investments” located in the Schedule of
Investments.
5. Federal Income Tax
The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.
Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$1,305,015	$-	$(107,818,733)	$-	$112,929	$258,139,419
Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2025, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.
Capital Loss Carryover Schedule
For the year ended December 31, 2025
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(63,293,151)	$(44,525,582)	$(107,818,733)
During the year ended December 31, 2025, capital loss carryovers of $42,654,425 were utilized by the Portfolio.
The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2025 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$515,521,181	$275,012,195	$(14,141,553)	$260,870,642
Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.
For the year ended December 31, 2025
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$10,010,567	$-	$-	$-

For the year ended December 31, 2024
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$8,953,536	$-	$-	$-
Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.
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Notes to Financial Statements
6. Capital Share Transactions
	Year ended December 31, 2025		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Institutional Shares:
Shares sold	221,710	$10,936,798	342,191	$15,262,819
Reinvested dividends and distributions	46,484	2,420,344	48,440	2,203,050
Shares repurchased	(546,461)	(26,974,955)	(443,997)	(20,098,945)
Net Increase/(Decrease)	(278,267)	$(13,617,813)	(53,366)	$(2,633,076)
Service Shares:
Shares sold	1,552,901	$73,592,073	1,079,898	$46,301,867
Reinvested dividends and distributions	153,915	7,590,223	156,005	6,750,486
Shares repurchased	(2,573,831)	(125,297,575)	(1,878,619)	(80,135,692)
Net Increase/(Decrease)	(867,015)	$(44,115,279)	(642,716)	$(27,083,339)
7. Purchases and Sales of Investment Securities
For the year ended December 31, 2025, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:
Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$298,126,961	$356,213,246	$-	$-
8. Acquisition Note
On December 22, 2025, Janus Henderson Group plc, the parent company of the Portfolio's investment adviser, announced a definitive agreement to be acquired by Trian Fund Management and General Catalyst. The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders. Management is assessing the impact to the portfolios.
9. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2025 and through the date of issuance of the Portfolio's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Overseas Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Overseas Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the ”Portfolio”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test  basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 18, 2026
We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.
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Designation Requirements (unaudited)
For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2025:
Section 163(j) Interest Dividend	4%
Foreign Taxes Paid	$1,427,682
Foreign Source Income	$11,543,910
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Additional Information (unaudited)
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Each board member also serves as a board member of other portfolios in the Janus Aspen Series. Annual retainer fees and attendance fees are allocated to each portfolio based on net assets. Trustees fees paid by the portfolio are within
Item 7. Statement of Operations as Trustees’ fees and expenses.
Item 11. APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD
The members of the Board of Trustees (the “Board”) of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “Portfolio,” and collectively, the “Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.
In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analyses provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.
At meetings held on November 5, 2025 and December 9-10, 2025, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant over the course of the year. In this regard, the Trustees noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Following the Board’s evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2026 through February 1, 2027, subject to earlier termination as provided for in each agreement. Although the Board considered the continuation of the investment advisory agreements as part of its multi-faceted review process across the Janus Henderson Funds, the Board’s approvals were made on a Fund-by-Fund basis.
In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.
Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and
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Janus Henderson VIT Overseas Portfolio
Additional Information (unaudited)
their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources, capabilities, and key personnel of the Adviser, particularly noting those employees who provide investment and investment risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. Additionally, the Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.
In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.
The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract and retain well-qualified personnel.
Performance of the Funds
The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including at periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, using Morningstar category schema and with the Janus Henderson Fund’s performance benchmark index. In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2025, approximately 57% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2025, approximately 52% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2025 performance has been strong, noting that: (i) for the 1- and 3-year periods ended September 30, 2025, approximately 45% and 58% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively; and (ii) for the 5- and 10-year periods ended September 30, 2025, approximately 53% and 54% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively.
The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Portfolios:
• For Janus Henderson Balanced Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser has taken or was taking to improve performance.
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Additional Information (unaudited)
• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Global Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025, and the first Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the additional resources added by the Adviser to support the Portfolio’s portfolio management.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Overseas Portfolio, the Trustees noted that the Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2025 and the bottom Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.
Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as identified by Broadridge using Morningstar category schema. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.
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Janus Henderson VIT Overseas Portfolio
Additional Information (unaudited)
For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance or service being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, recent fee reductions, investment structure changes, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.
The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.
The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered the Adviser’s explanation that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted the independent fee consultant’s 2024 report found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to similar funds subadvised by the Adviser and to the fees the Adviser charges to its comparable institutional/separate account clients; (2) these subadvised and institutional/separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) Janus Henderson Funds had management fees (after waivers or performance fees) that were under or within 2 bps of the net management fees for similar funds subadvised by the Adviser in all but two cases. The Trustees noted that for the two Janus Henderson Funds that did not have a lower or in line management fee (after waivers or performance fees) than similar funds subadvised by the Adviser, the net management fee was reasonable.
The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2024 and noted the following with regard to each Portfolio’s total expenses, net of applicable fee waivers (the Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:
• For Janus Henderson Balanced Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
•For Janus Henderson Flexible Bond Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
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Additional Information (unaudited)
• For Janus Henderson Global Research Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although the limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds as of December 31, 2024, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.
Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation and that there is no recognized standard or uniform methodology for determining profitability for this purpose. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.
The Trustees concluded that the management fee payable by each Janus Henderson Fund to the Adviser was reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,
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Additional Information (unaudited)
taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.
Economies of Scale
The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2025, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2025 report: (1) analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson Fund complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 27% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 32% of Janus Henderson Funds have performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have flat-rate fees (the “Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the fund is small/midsized and potentially higher fees when the fund grows in assets.
With respect to the Flat-Rate Fee Funds, the independent fee consultant concluded in its 2025 report that (1) 67% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on the Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.
The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Janus Henderson Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.
Based on all of the information reviewed, including the recent and past research and analyses conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.
Other Benefits to the Adviser
The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and
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Additional Information (unaudited)
services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.
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Janus Henderson VIT Overseas Portfolio
Notes
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Notes
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Notes
Janus Aspen Series | 34

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc
Mutual funds distributed by Janus Henderson Distributors US LLC
109-02-81120 02-26

ANNUAL FINANCIAL STATEMENTS

December 31, 2025
Janus Henderson VIT Research Portfolio
Janus Aspen Series

Janus Henderson VIT Research Portfolio

Janus Henderson VIT Research Portfolio
Schedule of Investments
December 31, 2025

	Shares or Principal Amounts	Value
Common Stocks – 100.0%
Aerospace & Defense – 2.9%
Boeing Co*	19,164	$4,160,888
General Electric Co	36,036	11,100,169
Howmet Aerospace Inc	36,564	7,496,351
		22,757,408
Automobiles – 0.7%
Tesla Inc*	11,965	5,380,900
Beverages – 0.6%
Constellation Brands Inc - Class A	11,479	1,583,643
Monster Beverage Corp*	37,457	2,871,828
		4,455,471
Biotechnology – 3.1%
AbbVie Inc	49,647	11,343,843
Amgen Inc	3,739	1,223,812
Argenx SE (ADR)*	2,594	2,181,424
Mirum Pharmaceuticals Inc*	10,784	851,828
Revolution Medicines Inc*	18,630	1,483,880
United Therapeutics Corp*	2,152	1,048,562
Vaxcyte Inc*	27,037	1,247,487
Vertex Pharmaceuticals Inc*	9,828	4,455,622
		23,836,458
Building Products – 0.7%
Trane Technologies PLC	13,477	5,245,248
Capital Markets – 1.5%
Ares Management Corp - Class A	19,549	3,159,705
Blackstone Group Inc	33,526	5,167,698
LPL Financial Holdings Inc	8,426	3,009,514
		11,336,917
Chemicals – 0.5%
Ecolab Inc	14,039	3,685,518
Communications Equipment – 0.8%
Arista Networks Inc*	47,857	6,270,703
Consumer Finance – 0.3%
Capital One Financial Corp	11,248	2,726,065
Diversified Financial Services – 4.7%
Apollo Global Management Inc	21,242	3,074,992
Mastercard Inc - Class A	26,641	15,208,814
Visa Inc	50,601	17,746,277
		36,030,083
Electrical Equipment – 0.5%
Eaton Corp PLC	13,370	4,258,479
Electronic Equipment, Instruments & Components – 1.0%
Amphenol Corp	58,863	7,954,746
Energy Equipment & Services – 0.1%
Atlas Energy Solutions Inc#	66,953	630,697
Entertainment – 3.1%
Liberty Media Corp-Liberty Formula One - Series C*	49,681	4,894,076
Netflix Inc*	142,433	13,354,518
Spotify Technology SA*	10,389	6,032,996
		24,281,590
Health Care Equipment & Supplies – 1.2%
Boston Scientific Corp*	29,609	2,823,218
DexCom Inc*	20,707	1,374,323
Intuitive Surgical Inc*	9,416	5,332,846
		9,530,387
Health Care Providers & Services – 0.5%
McKesson Corp	4,301	3,528,067
Hotels, Restaurants & Leisure – 3.3%
Booking Holdings Inc	1,447	7,749,163
DoorDash Inc - Class A*	17,926	4,059,880
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
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Janus Henderson VIT Research Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
Flutter Entertainment PLC*	14,234	$3,060,879
Hilton Worldwide Holdings Inc	19,770	5,678,933
Royal Caribbean Cruises Ltd	13,745	3,833,755
Wingstop Inc	3,975	947,998
		25,330,608
Household Durables – 0.4%
Lennar Corp	32,177	3,307,796
Household Products – 0.8%
Procter & Gamble Co	41,650	5,968,862
Independent Power and Renewable Electricity Producers – 0.4%
Vistra Corp	19,857	3,203,530
Industrial Conglomerates – 1.0%
3M Co	47,095	7,539,910
Information Technology Services – 0.7%
Snowflake Inc - Class A*	24,380	5,347,997
Insurance – 0.7%
Arthur J Gallagher & Co	9,896	2,560,986
Progressive Corp/The	12,132	2,762,699
		5,323,685
Interactive Media & Services – 10.5%
Alphabet Inc - Class C	163,788	51,396,674
Meta Platforms Inc - Class A	44,432	29,329,119
		80,725,793
Life Sciences Tools & Services – 0.2%
Danaher Corp	6,178	1,414,268
Machinery – 0.4%
Deere & Co	7,096	3,303,685
Multiline Retail – 4.8%
Amazon.com Inc*	161,321	37,236,113
Pharmaceuticals – 3.4%
Eli Lilly & Co	22,663	24,355,473
Johnson & Johnson	10,550	2,183,322
		26,538,795
Road & Rail – 0.4%
TFI International Inc	30,830	3,186,281
Semiconductor & Semiconductor Equipment – 23.8%
Analog Devices Inc	10,383	2,815,870
Broadcom Inc	131,710	45,584,831
Credo Technology Group Holding Ltd*	13,461	1,936,903
KLA Corp	5,624	6,833,610
Lam Research Corp	58,701	10,048,437
Micron Technology Inc	14,795	4,222,641
NVIDIA Corp	580,772	108,313,978
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	12,707	3,861,530
		183,617,800
Software – 18.1%
AppLovin Corp - Class A*	12,569	8,469,243
Atlassian Corp - Class A*	28,385	4,602,344
Cadence Design Systems Inc*	18,643	5,827,429
Datadog Inc - Class A*	34,567	4,700,766
Intuit Inc	18,516	12,265,369
Microsoft Corp	172,798	83,568,569
Oracle Corp	49,609	9,669,290
Tyler Technologies Inc*	5,088	2,309,698
Workday Inc - Class A*	36,368	7,811,119
		139,223,827
Specialty Retail – 1.7%
O'Reilly Automotive Inc*	38,418	3,504,106
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
2  | December 31, 2025

Janus Henderson VIT Research Portfolio
Schedule of Investments
December 31, 2025
	Shares or Principal Amounts	Value
Common Stocks – (continued)
Specialty Retail – (continued)
TJX Cos Inc	51,115	$7,851,775
Wayfair Inc - Class A*	13,877	1,393,389
		12,749,270
Technology Hardware, Storage & Peripherals – 6.3%
Apple Inc	177,619	48,287,501
Textiles, Apparel & Luxury Goods – 0.3%
NIKE Inc - Class B	31,116	1,982,400
Trading Companies & Distributors – 0.4%
Ferguson Enterprises Inc	14,179	3,156,671
Wireless Telecommunication Services – 0.2%
T-Mobile US Inc	6,425	1,304,532
Total Common Stocks (cost $321,315,405)		770,658,061
Investment Companies – 0%
Money Markets – 0%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº,£ (cost $231,695)	231,625	231,695
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 3.6894%ºº,£	361,536	361,536
Time Deposits – 0%
Royal Bank of Canada, 3.7000%, 1/2/26	$90,384	90,384
Total Investments Purchased with Cash Collateral from Securities Lending (cost $451,920)		451,920
Total Investments (total cost $321,999,020) – 100.1%		771,341,676
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(899,730)
Net Assets – 100%		$770,441,946

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$756,079,445	98.0%
Sweden	6,032,996	0.8
Taiwan	3,861,530	0.5
Canada	3,186,281	0.4
Belgium	2,181,424	0.3
Total	$771,341,676	100.0%

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 12/31/24	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 12/31/25	Ending Shares	Dividend Income
Investment Companies - 0%
Money Markets - 0%
Janus Henderson Cash Liquidity Fund LLC, 3.7222%ºº
	$241,295	$36,961,735	$(36,971,401)	$66	$-	$231,695	231,625	$14,126
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
Janus Aspen Series | 3

Janus Henderson VIT Research Portfolio
Schedule of Investments
December 31, 2025

Affiliate	Affiliated Investments, at Value at 12/31/24	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 12/31/25	Ending Shares	Dividend Income
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 3.6894%ºº
	$811,348	$12,578,945	$(13,028,757)	$-	$-	$361,536	361,536	$3,514 ∆
Total Affiliated Investments - 0.1%
	$1,052,643	$49,540,680	$(50,000,158)	$66	$-	$593,231	593,161	$17,640

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
JPMorgan Chase Bank, National Association	$425,709	$—	$(425,709)	$—

(a)
Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.
4  | December 31, 2025

Janus Henderson VIT Research Portfolio
Notes to Schedule of Investments and Other Information

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.
ºº	Rate shown is the 7-day yield as of December 31, 2025.
#	Loaned security; a portion of the security is on loan at December 31, 2025.
£
The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2025. See  Notes to Financial Statements for more information.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks	$770,658,061	$-	$-
Investment Companies	-	231,695	-
Investments Purchased with Cash Collateral from Securities Lending	-	451,920	-
Total Assets	$770,658,061	$683,615	$-
Janus Aspen Series | 5

Janus Henderson VIT Research Portfolio
Statement of Assets and Liabilities
December 31, 2025

Assets:
Unaffiliated investments, at value (cost $321,405,789)(1)	$770,748,445
Affiliated investments, at value (cost $593,231)	593,231
Cash	11,928
Trustees' deferred compensation	22,736
Receivables:
Portfolio shares sold	301,261
Dividends	115,468
Foreign tax reclaims	18,797
Dividends from affiliates	461
Other assets	5,724
Total Assets	771,818,051
Liabilities:
Collateral for securities loaned (Note 2)	451,920
Payables:
Advisory fees	506,946
Portfolio shares repurchased	130,603
Professional fees	53,052
12b-1 Distribution and shareholder servicing fees	44,410
Transfer agent fees and expenses	35,805
Trustees' deferred compensation fees	22,736
Affiliated portfolio administration fees payable	1,699
Custodian fees	512
Trustees' fees and expenses	324
Accrued expenses and other payables	128,098
Total Liabilities	1,376,105
Net Assets	$770,441,946
Net Assets Consist of:
Capital (par value and paid-in surplus)	$202,815,704
Total distributable earnings (loss)	567,626,242
Total Net Assets	$770,441,946
Net Assets - Institutional Shares	$569,252,155
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,771,563
Net Asset Value Per Share	$64.90
Net Assets - Service Shares	$201,189,791
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,285,131
Net Asset Value Per Share	$61.24

(1)	Includes $425,709 of securities on loan. See Note 2 in Notes to Financial Statements.
See Notes to Financial Statements.
6  | December 31, 2025

Janus Henderson VIT Research Portfolio
Statement of Operations
For the year ended December 31, 2025

Investment Income:
Dividends	$3,981,249
Dividends from affiliates	14,126
Affiliated securities lending income, net	3,514
Unaffiliated securities lending income, net	865
Other income	1,121
Foreign tax withheld	(15,130)
Total Investment Income	3,985,745
Expenses:
Advisory fees	5,339,270
12b-1 Distribution and shareholder servicing fees:
Service Shares	483,117
Transfer agent administrative fees and expenses:
Institutional Shares	270,425
Service Shares	96,623
Other transfer agent fees and expenses:
Institutional Shares	10,524
Service Shares	1,964
Professional fees	57,303
Shareholder reports expense	51,638
Custodian fees	30,808
Registration fees	25,962
Affiliated portfolio administration fees	22,032
Trustees' fees and expenses	13,939
Other expenses	119,604
Total Expenses	6,523,209
Net Investment Income/(Loss)	(2,537,464)
Net Realized Gain/(Loss) on Investments:
Investments	119,638,407
Investments in affiliates	66
Total Net Realized Gain/(Loss) on Investments	119,638,473
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees' deferred compensation	6,210,077
Total Change in Unrealized Net Appreciation/Depreciation	6,210,077
Net Increase/(Decrease) in Net Assets Resulting from Operations	$123,311,086
See Notes to Financial Statements.
Janus Aspen Series | 7

Janus Henderson VIT Research Portfolio
Statements of Changes in Net Assets

	Year ended December 31, 2025	Year ended December 31, 2024
Operations:
Net investment income/(loss)	$(2,537,464)	$(817,996)
Net realized gain/(loss) on investments	119,638,473	57,714,380
Change in unrealized net appreciation/depreciation	6,210,077	144,095,219
Net Increase/(Decrease) in Net Assets Resulting from Operations	123,311,086	200,991,603
Dividends and Distributions to Shareholders:
Institutional Shares	(41,172,763)	(14,404,053)
Service Shares	(15,533,577)	(5,417,961)
Net Decrease from Dividends and Distributions to Shareholders	(56,706,340)	(19,822,014)
Capital Share Transactions:
Institutional Shares	(19,163,383)	(31,786,438)
Service Shares	(9,492,501)	(9,330,779)
Net Increase/(Decrease) from Capital Share Transactions	(28,655,884)	(41,117,217)
Net Increase/(Decrease) in Net Assets	37,948,862	140,052,372
Net Assets:
Beginning of period	732,493,084	592,440,712
End of period	$770,441,946	$732,493,084
See Notes to Financial Statements.
8  | December 31, 2025

Janus Henderson VIT Research Portfolio
Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$59.40	$45.15	$31.58	$56.31	$49.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.17)	(0.03)	0.06	0.09	(0.01)
Net realized and unrealized gain/(loss)	10.48	15.85	13.57	(16.93)	9.73
Total from Investment Operations	10.31	15.82	13.63	(16.84)	9.72
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.02)	(0.06)	(0.06)	(0.05)
Distributions (from capital gains)	(4.81)	(1.55)	—	(7.83)	(2.71)
Total Dividends and Distributions	(4.81)	(1.57)	(0.06)	(7.89)	(2.76)
Net Asset Value, End of Period	$64.90	$59.40	$45.15	$31.58	$56.31
Total Return*	18.39%	35.31%	43.17%	(29.89)%	20.33%
Net Assets, End of Period (in thousands)	$569,252	$538,231	$436,336	$334,877	$519,679
Ratios to Average Net Assets:
Ratio of Gross Expenses	0.82%	0.67%	0.57%	0.56%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.67%	0.57%	0.56%	0.60%
Ratio of Net Investment Income/(Loss)	(0.28)%	(0.05)%	0.16%	0.24%	(0.01)%
Portfolio Turnover Rate	31%	27%	27%	30%	33%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
See Notes to Financial Statements.
Janus Aspen Series | 9

Janus Henderson VIT Research Portfolio
Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$56.44	$43.06	$30.17	$54.34	$47.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.30)	(0.16)	(0.03)	— (2)	(0.13)
Net realized and unrealized gain/(loss)	9.91	15.09	12.94	(16.34)	9.41
Total from Investment Operations	9.61	14.93	12.91	(16.34)	9.28
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.02)	—	(0.01)
Distributions (from capital gains)	(4.81)	(1.55)	—	(7.83)	(2.71)
Total Dividends and Distributions	(4.81)	(1.55)	(0.02)	(7.83)	(2.72)
Net Asset Value, End of Period	$61.24	$56.44	$43.06	$30.17	$54.34
Total Return*	18.10%	34.96%	42.81%	(30.06)%	20.05%
Net Assets, End of Period (in thousands)	$201,190	$194,263	$156,104	$117,437	$184,641
Ratios to Average Net Assets:
Ratio of Gross Expenses	1.07%	0.92%	0.82%	0.81%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	0.92%	0.82%	0.81%	0.85%
Ratio of Net Investment Income/(Loss)	(0.53)%	(0.30)%	(0.09)%	(0.01)%	(0.26)%
Portfolio Turnover Rate	31%	27%	27%	30%	33%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.
See Notes to Financial Statements.
10 | December 31, 2025

Janus Henderson VIT Research Portfolio
Notes to Financial Statements
1. Organization and Significant Accounting Policies
Janus Henderson VIT Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as nondiversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.
The Portfolio currently offers two classes of shares:  Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.
Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with
United States of America generally accepted accounting principles ("US GAAP")).
The Chief Financial Officer of the Portfolio is designated as the Chief Operating Decision Maker (“CODM”) as it relates to ASC Topic 280, Segment Reporting. The CODM has concluded that the Portfolio operated as a single segment entity for the year ended December 31, 2025. The key indicator of performance of the Portfolio is net investment income as reported on the Statement of Operations.
The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.
Investment Valuation
Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of
Janus Aspen Series | 11

Janus Henderson VIT Research Portfolio
Notes to Financial Statements
such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.
The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2025 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to
Schedule of Investments and Other Information.
Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on an accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.
Expenses
The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.
12 | December 31, 2025

Janus Henderson VIT Research Portfolio
Notes to Financial Statements
Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.
Indemnifications
In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.
Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.
Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.
Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Dividends and Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).
The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.
Income Taxes
The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Portfolio's management has determined the Portfolio did not pay a significant amount of income taxes for the year ended December 31, 2025.
2. Other Investments and Strategies
Market Risk
The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health
Janus Aspen Series | 13

Janus Henderson VIT Research Portfolio
Notes to Financial Statements
emergencies (e.g., epidemics and pandemics), terrorism, conflicts, including related sanctions, social unrest, tariffs, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.
• Armed Conflict. Armed conflicts between countries or in a geographic region, such as the ongoing armed conflicts in Europe and the Middle East, have the potential to adversely impact a Portfolio. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.
Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See  the "Offsetting Assets and Liabilities" section of this Note for further details.
The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.
Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash
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Notes to Financial Statements
Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).
Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” and “Unaffiliated securities lending income, net" on the Statement of Operations. As of December 31, 2025, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $425,709. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2025 is $451,920, resulting in the net amount due to the counterparty of $26,211.
Offsetting Assets and Liabilities
The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.
The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see  the Portfolio's Schedule of Investments.
3. Investment Advisory Agreements and Other Transactions with Affiliates
The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.
The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.
The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell 1000® Growth Index. Effective May 1, 2020, the Core Growth Index was eliminated from the Performance Adjustment calculation for the Portfolio.
No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±5.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement
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Notes to Financial Statements
period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.
The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2025, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.73%.
The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $51,726 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2025. The Portfolio's portion is reported as part of
“Other expenses” on the Statement of Operations.
Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.
The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.
The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2025 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation
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Notes to Financial Statements
expenses for the year ended December 31, 2025 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. There were no deferred fees paid by the Trust to the
Trustees under the Deferred Plan during the year ended December 31, 2025.
Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.
Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2025 can be found in the “Schedules of Affiliated Investments” located in the Schedule of
Investments.
The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2025, the Portfolio engaged in cross trades amounting to $361,208 in sales, resulting in a net realized gain of $107,793. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of
Operations.
4. Federal Income Tax
The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.
Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$-	$119,742,676	$-	$-	$(20,876)	$447,904,442
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Janus Henderson VIT Research Portfolio
Notes to Financial Statements
The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2025 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddles, and investments in partnerships.
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$323,437,234	$456,952,460	$(9,048,018)	$447,904,442
Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.
For the year ended December 31, 2025
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$907,322	$55,799,018	$-	$2,533,306

For the year ended December 31, 2024
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$149,859	$19,672,155	$-	$-
Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.
5. Capital Share Transactions
	Year ended December 31, 2025		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Institutional Shares:
Shares sold	204,600	$12,475,378	349,576	$18,744,500
Reinvested dividends and distributions	715,550	41,172,763	262,896	14,404,053
Shares repurchased	(1,210,107)	(72,811,524)	(1,215,525)	(64,934,991)
Net Increase/(Decrease)	(289,957)	$(19,163,383)	(603,053)	$(31,786,438)
Service Shares:
Shares sold	135,787	$7,747,091	256,345	$12,841,025
Reinvested dividends and distributions	285,649	15,533,577	103,912	5,417,961
Shares repurchased	(577,974)	(32,773,169)	(543,990)	(27,589,765)
Net Increase/(Decrease)	(156,538)	$(9,492,501)	(183,733)	$(9,330,779)
6. Purchases and Sales of Investment Securities
For the year ended December 31, 2025, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:
Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$229,221,567	$316,180,719	$-	$-
7. Acquisition Note
On December 22, 2025, Janus Henderson Group plc, the parent company of the Portfolio's investment adviser, announced a definitive agreement to be acquired by Trian Fund Management and General Catalyst. The Transaction is expected to close in 2026, subject to customary closing conditions, including requisite regulatory approvals, client consents, and approval by Janus Henderson’s shareholders. Management is assessing the impact to the portfolios.
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Notes to Financial Statements
8. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to December 31, 2025 and through the date of issuance of the Portfolio's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements
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Janus Henderson Research Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Research Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Research Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the “Portfolio”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test  basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 18, 2026
We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.
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Janus Henderson Research Portfolio
Designation Requirements (unaudited)
For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2025:
Capital Gain Distributions	$55,799,018
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Additional Information (unaudited)
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Each board member also serves as a board member of other portfolios in the Janus Aspen Series. Annual retainer fees and attendance fees are allocated to each portfolio based on net assets. Trustees fees paid by the portfolio are within
Item 7. Statement of Operations as Trustees’ fees and expenses.
Item 11. APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD
The members of the Board of Trustees (the “Board”) of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “Portfolio,” and collectively, the “Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.
In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analyses provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.
At meetings held on November 5, 2025 and December 9-10, 2025, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant over the course of the year. In this regard, the Trustees noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Following the Board’s evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2026 through February 1, 2027, subject to earlier termination as provided for in each agreement. Although the Board considered the continuation of the investment advisory agreements as part of its multi-faceted review process across the Janus Henderson Funds, the Board’s approvals were made on a Fund-by-Fund basis.
In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.
Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and
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Additional Information (unaudited)
their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources, capabilities, and key personnel of the Adviser, particularly noting those employees who provide investment and investment risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. Additionally, the Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.
In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.
The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract and retain well-qualified personnel.
Performance of the Funds
The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including at periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, using Morningstar category schema and with the Janus Henderson Fund’s performance benchmark index. In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2025, approximately 57% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2025, approximately 52% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2025 performance has been strong, noting that: (i) for the 1- and 3-year periods ended September 30, 2025, approximately 45% and 58% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively; and (ii) for the 5- and 10-year periods ended September 30, 2025, approximately 53% and 54% of the Janus Henderson Funds were in the top two quartiles of performance of their Morningstar categories, respectively.
The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the Portfolios:
• For Janus Henderson Balanced Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser has taken or was taking to improve performance.
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Additional Information (unaudited)
• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Global Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025, and the first Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the additional resources added by the Adviser to support the Portfolio’s portfolio management.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the second Broadridge quartile for the 12 months ended June 30, 2025.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2025 and the third Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the recently-implemented changes to the composition of the Portfolio’s portfolio management team.
• For Janus Henderson Overseas Portfolio, the Trustees noted that the Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2025 and the bottom Broadridge quartile for the 12 months ended June 30, 2025. The Trustees noted the reasons for the Portfolio’s underperformance over various periods of time and the steps the Adviser had taken or was taking to improve performance.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2025 and the first Broadridge quartile for the 12 months ended June 30, 2025.
In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.
Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as identified by Broadridge using Morningstar category schema. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 9% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.
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Janus Henderson VIT Research Portfolio
Additional Information (unaudited)
For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance or service being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, recent fee reductions, investment structure changes, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.
The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.
The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered the Adviser’s explanation that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted the independent fee consultant’s 2024 report found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to similar funds subadvised by the Adviser and to the fees the Adviser charges to its comparable institutional/separate account clients; (2) these subadvised and institutional/separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) Janus Henderson Funds had management fees (after waivers or performance fees) that were under or within 2 bps of the net management fees for similar funds subadvised by the Adviser in all but two cases. The Trustees noted that for the two Janus Henderson Funds that did not have a lower or in line management fee (after waivers or performance fees) than similar funds subadvised by the Adviser, the net management fee was reasonable.
The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2024 and noted the following with regard to each Portfolio’s total expenses, net of applicable fee waivers (the Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:
• For Janus Henderson Balanced Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Enterprise Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
•For Janus Henderson Flexible Bond Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Forty Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
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Janus Henderson VIT Research Portfolio
Additional Information (unaudited)
• For Janus Henderson Global Research Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Overseas Portfolio, the Trustees noted that although the Portfolio’s total expenses exceeded the peer group average for one share class, overall the Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the Portfolio’s expenses, although the limit did not apply because the Portfolio’s total expenses were already below the applicable fee limit.
• For Janus Henderson Research Portfolio, the Trustees noted that the Portfolio’s total expenses were below the peer group average for both share classes.
The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds as of December 31, 2024, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.
Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation and that there is no recognized standard or uniform methodology for determining profitability for this purpose. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.
The Trustees concluded that the management fee payable by each Janus Henderson Fund to the Adviser was reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable,
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Janus Henderson VIT Research Portfolio
Additional Information (unaudited)
taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.
Economies of Scale
The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2025, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2025 report: (1) analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson Fund complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 27% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 32% of Janus Henderson Funds have performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have flat-rate fees (the “Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the fund is small/midsized and potentially higher fees when the fund grows in assets.
With respect to the Flat-Rate Fee Funds, the independent fee consultant concluded in its 2025 report that (1) 67% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on the Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.
The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Janus Henderson Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.
Based on all of the information reviewed, including the recent and past research and analyses conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.
Other Benefits to the Adviser
The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and
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Janus Henderson VIT Research Portfolio
Additional Information (unaudited)
services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.
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Notes
Janus Aspen Series | 29

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc
Mutual funds distributed by Janus Henderson Distributors US LLC
109-02-93078 02-26

Item 12 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 16 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)    Not applicable.

(b)    Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)    Not applicable.

(b)    Not applicable.

Item 19 - Exhibits

(a)(1) Not applicable because the Registrant has posted its code of ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Not applicable.

(a)(3) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99CERT.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.